                                                  Filed pursuant to Rule 497(b)
                                                    Registration No. 333-112909

                        METROPOLITAN SERIES FUND, INC.
               501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

   The Metropolitan Series Fund, Inc. will hold a special meeting of shareholders of the MFS Research Managers Portfolio (the "Research Managers Portfolio") on April 30, 2004 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the Research Managers Portfolio will be asked to consider and approve the proposed acquisition of the Research Managers Portfolio by the MFS Investors Trust Portfolio (the "Investors Trust Portfolio"), also a series of Metropolitan Series Fund, Inc. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

   The acquisition of the Research Managers Portfolio has been proposed as part of an overall plan of the insurance companies in the MetLife enterprise (the "Insurance Companies") to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. Like the Research Managers Portfolio, the Investors Trust Portfolio is currently offered only to separate accounts of the Insurance Companies and is advised by MetLife Advisers, LLC. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of the Research Managers Portfolio and the specific reasons it is being proposed.

   Although you are not a shareholder of the Research Managers Portfolio, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Research Managers Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on January 31, 2004.

   YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

   Please take a few moments to review the details of the proposal. If you have any questions regarding the acquisition of the Research Managers Portfolio, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                                   Very truly yours,

                                                   /s/ Hugh McHaffie
                                                   Hugh C. McHaffie
                                                       President

March 24, 2004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 2004

                        METROPOLITAN SERIES FUND, INC.

                        MFS Research Managers Portfolio

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the MFS Research Managers Portfolio will be held at 2:00 p.m. Eastern Time on Friday, April 30, 2004, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the MFS Research Managers Portfolio to, and the assumption of the liabilities of the MFS Research Managers Portfolio by, the MFS Investors Trust Portfolio, in exchange for shares of the MFS Investors Trust Portfolio and the distribution of such shares to the shareholders of the MFS Research Managers Portfolio in complete liquidation of the MFS Research Managers Portfolio.

      2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record as of 4:00 p.m. Eastern Time on January 31, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                               By order of the Board of Directors,

                               THOMAS M. LENZ
                               Secretary

March 24, 2004

   NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                                March 24, 2004

Acquisition of the Assets and Liabilities of MFS Research Managers Portfolio, a series of Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116
800-560-5001

By and in Exchange for Shares of MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116
800-560-5001

   This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger of the MFS Research Managers Portfolio (the "Research Managers Portfolio"), a series of the Metropolitan Series Fund, Inc. (the "Fund"), with and into the MFS Investors Trust Portfolio (the "Investors Trust Portfolio" and, together with the Research Managers Portfolio, the "Portfolios"), also a series of the Fund, to be considered at a Special Meeting of Shareholders of the Research Managers Portfolio (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Portfolios are each registered open-end management investment companies. The investment objective of the Investors Trust Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

   Please review the information about the Investors Trust Portfolio in Appendix B and Appendix D of this Prospectus/Proxy Statement. Additional information about the Investors Trust Portfolio, including the Statement of Additional Information of the Investors Trust Portfolio dated March 24, 2004 relating to the Merger which is incorporated by reference into this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request, without charge, by calling the Fund toll-free at 1-800-560-5001 or by writing to the Fund at Metropolitan Life Insurance Company. Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the Investors Trust Portfolio are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

     Introduction.....................................................  2
     Questions and Answers............................................  4
     Proposal......................................................... 12
        The Proposal.................................................. 12
        Principal Investment Risks.................................... 12
        Information About the Merger.................................. 13
        Shares to be Issued........................................... 14
        Reasons for the Merger........................................ 15
        Information About the Adviser and Subadviser.................. 16
        Performance Information....................................... 17
        Information About the Rights of Shareholders.................. 20
        Federal Income Tax Consequences............................... 21
        Required Vote for the Proposal................................ 23
     General Information.............................................. 24
        Voting Information............................................ 24
        Information About Voting Instructions and the Conduct of the
          Meeting..................................................... 24
        Other Information............................................. 27
     Appendix A--Form of Agreement and Plan of Reorganization......... 29
     Appendix B--Information About the Investors Trust Portfolio...... 57
     Appendix C--Capitalization....................................... 66
     Appendix D--Management's Discussion and Analysis of the Investors
       Trust Portfolio................................................ 67

                                 INTRODUCTION

   The proposal (the "Proposal") in this Prospectus/Proxy Statement relates to the proposed merger of the Research Managers Portfolio with and into the Investors Trust Portfolio (the "Merger"). Please note that, although the Merger is being referred to as a "merger," technically it will take the form of an asset sale transaction. Shares of each Portfolio are offered only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") or other affiliated insurance companies (each an "Insurance Company"). Each Insurance Company is the legal owner of shares of the Research Managers Portfolio and has the right to vote those shares at the Meeting. Although you are not a shareholder of the Research Managers Portfolio, as an owner of a variable life insurance or variable annuity contract (a "Contract") issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the Meeting.

   If the Merger occurs, your Contract will be invested in shares of the Investors Trust Portfolio. If the Agreement and Plan of Reorganization relating to the Merger (attached hereto as Appendix A (the "Merger Agreement")) is approved by shareholders of the Research Managers Portfolio and the Merger occurs, the Research Managers Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Investors Trust Portfolio in exchange for shares of the same class of the Investors Trust Portfolio. The exchange, which will be effected on the basis of the relative net asset values of the Portfolios, will be followed immediately by the distribution of each class of the shares of the Investors Trust Portfolio received by the Research Managers Portfolio to the shareholders of the Research Managers Portfolio in complete liquidation of the Research Managers Portfolio. All issued and outstanding shares of the Research Managers Portfolio will simultaneously be cancelled on the books of the Research Managers Portfolio. It is expected that the Merger will be treated as a tax-free reorganization.

   The following documents have been filed with the SEC and are incorporated in this Prospectus/Proxy Statement by reference:

  . The Prospectus of the Fund, which includes the Research Managers Portfolio, dated May 1, 2003, as supplemented.

  . The Statement of Additional Information of the Fund, which includes the Research Managers Portfolio, dated May 1, 2003, as supplemented.

  . Management's Discussion and Analysis, Independent Auditors' Report and financials statements relating to the Research Managers Portfolio, included in the Fund's Annual Report dated December 31, 2003.

  . The Statement of Additional Information of the Investors Trust Portfolio dated March 24, 2004 relating to the Merger.

   Each Portfolio has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, please call 1-800-560-5001 or write to the Fund at Metropolitan Life Insurance Company, Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893. Text-only versions of all the Research Managers Portfolio and Investors Trust Portfolio documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about each Portfolio by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

                             QUESTIONS AND ANSWERS

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this combined Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is being proposed?

   The Directors of the Fund (the "Directors") are recommending that the Research Managers Portfolio merge with and into the Investors Trust Portfolio. This means that the Investors Trust Portfolio would acquire the assets and assume the liabilities of the Research Managers Portfolio in exchange for shares of the Investors Trust Portfolio. If the Proposal is approved, each Insurance Company separate account that owns shares of the Research Managers Portfolio will receive shares of the Investors Trust Portfolio with an aggregate net asset value equal to the aggregate net asset value of its Research Managers Portfolio shares as of the business day before the closing of the Merger. As a result, your Contract will be invested in Investors Trust Portfolio shares, rather than in Research Managers Portfolio shares, beginning at the closing of the Merger. The Merger is currently scheduled to take place on or around the close of business on April 30, 2004, or on such other date as the parties may agree.

   If shareholders of the Research Managers Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Research Managers Portfolio shareholders.

2. Why is the Merger being proposed?

   MetLife Advisers, the investment adviser to each Portfolio, is proposing the Merger to enable shareholders of the Research Managers Portfolio to invest in a larger combined portfolio with similar investment objectives and strategies and the potential for improved efficiencies and lower expenses. The Directors recommend approval of the Merger because of the advantages that they believe the Merger offers to shareholders of the Research Managers Portfolio. The advantages include the following:

  . Gross expenses (expenses before taking into account any expense reduction arrangements) for each share class of the combined portfolio are expected to be lower than those of the Research Managers Portfolio.

  . MetLife Advisers has contractually agreed to limit the expenses of Class A, Class B and Class E shares of the Research Managers Portfolio and the Investors Trust Portfolio to 1.00%, 1.25% and 1.15%, respectively. MetLife Advisers will continue these expense limits for the combined portfolio after the Merger as described in Footnote 3 to the Annual Portfolio Operating Expenses table on page 7 below.

  . It is expected that the Investors Trust will be better able to grow in size and benefit from possible economies of scale.

  . The Research Managers Portfolio has not achieved sufficient sales growth and is not expected to do so in the near future.

  . Shareholders of the Research Managers Portfolio will move into a portfolio that has had better long-term performance (although past performance is no guarantee of future performance).

Please review "Reasons for the Merger" in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Directors.

3. How do the management fees and expenses of the Portfolios compare and what are they estimated to be following the Merger?

   Shares of each Portfolio are sold and redeemed at a price equal to their net asset value without any sales charge. The following table allows you to compare the management fees and expenses of the Research Managers Portfolio and the Investors Trust Portfolio and to analyze the estimated expenses that the Fund expects the combined portfolio to bear in the first year following the Merger. Annual Portfolio Operating Expenses are deducted from the assets of each Portfolio. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Portfolio Operating Expenses shown in the table below represent expenses incurred by each Portfolio for its last fiscal year ended December 31, 2003, and expenses that the Fund estimates the combined portfolio would have incurred during the twelve months ended December 31, 2003, after giving effect to the Merger on a pro forma basis assuming the Merger had occurred as of January 1, 2003. The table does not reflect any of the charges associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay under insurance or annuity contracts. If these charges had been included, the expenses shown would have been higher.

Annual Portfolio Operating Expenses
(deducted directly from assets of the Portfolio)

                                 Research Managers Portfolio Investors Trust Portfolio
                                 --------------------------- -----------------------
                                 Class A   Class B  Class E  Class A   Class B Class E
                                 -------   -------  -------  -------   ------- -------
Management Fees (%).............   0.75      0.75     0.75     0.75      0.75    0.75
Distribution and Service (12b-1)
 Fees (%).......................   0.00      0.25     0.15     0.00      0.25    0.15
Other Expenses(1) (%)...........   0.54      0.54     0.54     0.36      0.36    0.36
Total Expenses Before
 Contractual Reduction(1) (%)...   1.29      1.54     1.44     1.11      1.36    1.26
Contractual Expense
 Reduction(1)(2) (%)............  -0.29     -0.29    -0.29    -0.11     -0.11   -0.11
Net Operating Expenses(1)(2) (%)   1.00      1.25     1.15     1.00      1.25    1.15

                                                      Investors Trust Portfolio
                                                       (pro forma combined)
                                                      -----------------------
                                                      Class A   Class B Class E
                                                      -------   ------- -------
   Management Fees (%)...............................   0.75      0.75    0.75
   Distribution and Service (12b-1) Fees (%).........   0.00      0.25    0.15
   Other Expenses(3) (%).............................   0.28      0.28    0.28
   Total Expenses Before Contractual Reduction(3) (%)   1.03      1.28    1.18
   Contractual Expense Reduction(3)(4) (%)...........  -0.03     -0.03   -0.03
   Net Operating Expenses(3)(4) (%)..................   1.00      1.25    1.15

--------
(1) In 2003, each of the Research Managers Portfolio and Investors Trust Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolios does not reflect this reduction in expenses. If this reduction was shown, the Research Managers Portfolio's Total Annual Operating Expenses would have been 1.27% for Class A shares, 1.52% for Class B shares and 1.42% for Class E shares and Net Operating Expenses would have been 0.95% for Class A shares, 1.20% for Class B shares and 1.10% for Class E shares, and the Investors Trust Portfolio's Total Annual Operating Expenses would have been 1.09% for Class A shares, 1.34% for Class B shares and 1.24% for Class E shares and Net Operating Expenses would have been 0.96% for Class A shares, 1.21% for Class B shares and 1.11% for Class E shares. If this reduction was shown on a pro forma combined basis, the Investors Trust Portfolio's Total Annual Operating Expenses would have been 1.01% for Class A shares, 1.26% for Class B shares and 1.16% for Class E shares and Net Operating Expenses would have been 0.98% for Class A shares, 1.23% for Class B shares and 1.13% for Class E shares.
(2) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Research Managers Portfolio and Investors Trust Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolios'
   obligation to repay MetLife Advisers in future years, if any, when the Portfolios' expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolios in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolios are not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred. MetLife Advisers has agreed to waive the Research Managers Portfolio's obligation to repay such expenses if the Merger is consummated.
(3) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Combined Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example Expenses

   The following Example helps you compare the cost of investing in the Research Managers Portfolio and the Investors Trust Portfolio currently with the cost of investing in the combined portfolio on a pro forma basis, and also allows you to compare these costs with the cost of investing in other mutual funds. The Example does not reflect any of the charges associated with the separate accounts or variable contracts that an investor may pay under insurance or annuity contracts. Your actual costs may be higher or lower. The table is based on the following hypothetical conditions:

  .   $10,000 initial investment

  .   5% total return for each year

  .   Each Portfolio's operating expenses remain the same; and

  .   Reinvestment of all dividends and distributions

                                      1 Year 3 Years 5 Years 10 Years
                                      ------ ------- ------- --------
          Research Managers Portfolio
          Class A....................  $102   $380    $680    $1,531
          Class B....................  $127   $458    $812    $1,810
          Class E....................  $117   $427    $759    $1,699

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
 Investors Trust Portfolio
 Class A.......................................  $102   $342    $601    $1,342
 Class B.......................................  $127   $420    $734    $1,626
 Class E.......................................  $117   $389    $681    $1,513
 Investors Trust Portfolio (pro forma combined)
 Class A.......................................  $102   $325    $566    $1,257
 Class B.......................................  $127   $403    $699    $1,543
 Class E.......................................  $117   $372    $646    $1,429

   The above discussion of pro forma Annual Portfolio Operating Expenses and Example Expenses assumes that: (1) the current contractual agreements of the Investors Trust Portfolio will remain in place; (2) certain duplicative costs involved in operating the Research Managers Portfolio are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended December 31, 2003. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Portfolio assets, many of which factors are beyond the control of the Investors Trust Portfolio or MetLife Advisers.

4. How do the investment objectives, strategies and policies of the Research Managers Portfolio and the Investors Trust Portfolio compare?

   Shareholders of the Research Managers Portfolio should note that, although the investment objective and principal investment strategies of the Research Managers Portfolio are substantially similar to those of the Investors Trust Portfolio, there are some differences. For example, the Investors Trust Portfolio ordinarily invests at least 65% of its net assets in equity securities, with a focus on large capitalization companies, whereas the Research Managers Portfolio invests at least 80% of its net assets in equity securities, though not necessarily those of large capitalization companies. Please see the table below for more information comparing the investment objectives and strategies of the Portfolios.

   This table shows the investment objectives of each Portfolio and the principal investment strategies used by Massachusetts Financial Services Company ("MFS"), the subadviser to each Portfolio, to achieve each Portfolio's investment objective:

                 Research Managers
                     Portfolio          Investors Trust Portfolio
                     ---------          -------------------------
             Investment Objective: The  Investment Objective: The
             Research Managers          Investors Trust Portfolio
             Portfolio seeks long-term  seeks long-term growth of
             growth of capital.         capital with a secondary
                                        objective to seek
             Principal Investment       reasonable current income.
             Strategies: The Research
             Managers Portfolio seeks   Principal Investment
             to achieve its objective   Strategies: The Investors
             as follows:                Trust Portfolio seeks to
                                        achieve its objective as
             . The Portfolio invests    follows:
               at least 80% of its net
               assets in equity         . The Portfolio
               securities, including      ordinarily invests at
               preferred stocks and       least 65% of its net
               fixed-income securities    assets in equity
               convertible into equity    securities, including
               securities.                preferred stocks and
                                          fixed- income
             . The Portfolio invests      securities convertible
               primarily in companies     into equity securities.
               that MFS . believes
               possess better than      . The Portfolio focuses
               average prospects for      on companies with large
               long-term growth and       market capitalizations
               attractive valuations.     that MFS believes have
                                          sustainable growth
             . The Portfolio may also     prospects and
               invest up to 20% of its    attractive valuations
               net assets in foreign      based on current and
               securities, including      expected earnings or
               American Depositary        cash flow.
               Receipts, through which
               it may have exposure to  . The Portfolio also
               foreign currencies and     seeks to generate gross
               emerging markets.          income equal to
                                          approximately 90% of
             . MFS may invest the         the dividend yield on
               non-equity portion of      the S&P 500 Index.
               the Portfolio in
               investment grade         . MFS may also invest up
               fixed-income securities    to 20% of the net
               and high yield debt.       assets of the Portfolio
                                          in foreign securities,
                                          including American
                                          Depositary Receipts,
                                          through which it may
                                          have exposure to
                                          foreign currencies.

                                        . The Portfolio may also
                                          invest in fixed-income
                                          securities.

   The following compares the primary investment strategies that each Portfolio uses to achieve its investment objective:

  . Both Portfolios have the same subadviser, MFS, the same benchmark index, the S&P 500 Index, and the same primary investment objective of achieving long-term growth of capital. The Investors Trust Portfolio has a secondary objective to seek reasonable current income, whereas the Research Managers Portfolio has no secondary objective.

  . While the Investors Trust Portfolio ordinarily invests at least 65% of its net assets in equity securities, with a focus on large capitalization companies, the Research Managers Portfolio invests at least 80% of its net assets in equity securities, though not necessarily those of large capitalization companies.

  . The Research Managers Portfolio may invest up to 10% of its assets in lower rated, non-investment grade bonds, and therefore may have greater exposure to high yield debt.

   The Portfolios have the same fundamental and non-fundamental investment restrictions. For more information about the investment restrictions of the Research Managers Portfolio, see the Prospectus and Statement of Additional Information of the Research Managers Portfolio, which is incorporated by reference in this Prospectus/Proxy Statement. For more information about the investment restrictions of the Investors Trust Portfolio, see Appendix B of this Prospectus/Proxy Statement and the Statement of Additional Information of the Investors Trust Portfolio.

5. How do the risks of investing in the Investors Trust Portfolio compare to the risks of investing in the Research Managers Portfolio?

   Because the two Portfolios have similar investment objectives and policies, they are subject to similar, though not identical, risks. For a discussion of the principal risks associated with an investment in the Portfolios, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

6. How do the shares of the Investors Trust Portfolio to be issued compare with shares of the Research Managers Portfolio if the Merger occurs?

   Shares of both Portfolios are currently offered only to separate accounts of the Insurance Companies. The Insurance Companies will receive the same class of shares of the Investors Trust Portfolio that they currently own in the

Research Managers Portfolio. The Research Managers Portfolio currently has Class A, Class B and Class E shares outstanding. The Investors Trust Portfolio currently has Class A, Class B and Class E shares outstanding. Shareholders of the Research Managers Portfolio will receive shares of the Investors Trust Portfolio of the same class and with the same characteristics as the shares they currently own. The Merger will not affect your rights under your Contract to purchase, redeem and exchange shares. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the respective Portfolio. Please see Appendix B for more information on shares of the Investors Trust Portfolio.

7. What are the federal income tax consequences of the Merger?

   Provided that the Contracts funded through separate accounts of Insurance Companies qualify as life insurance or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Merger will not create any tax liability for owners of the Contracts. For more information, see "Federal Income Tax Consequences."

                                   PROPOSAL
 Merger of the Research Managers Portfolio into the Investors Trust Portfolio

The Proposal

   You are being asked to approve the Merger Agreement dated as of February 5, 2004, pursuant to which the Investors Trust Portfolio will acquire the assets and assume the liabilities of the Research Managers Portfolio in exchange for shares of the Investors Trust Portfolio. A form of the Merger Agreement is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Merger Agreement, you are also approving the merger of the Research Managers Portfolio with and into the Investors Trust Portfolio under the Merger Agreement.

   If shareholders of the Research Managers Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Research Managers Portfolio shareholders.

Principal Investment Risks

  What are the principal investment risks of the Investors Trust Portfolio, and how do they compare with the Research Managers Portfolio?

   Because the Portfolios have similar investment objectives and strategies, the principal investment risks associated with each Portfolio are similar. Both Portfolios are subject to the risks associated with equity securities, such as the risk of losing money due to drops in a stock's value or the stock market as a whole. In particular, because the Investors Trust Portfolio invests primarily in the stocks of large capitalization companies, it is subject to the risks associated with investing in large companies, as larger companies may be unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion. The Portfolios are also subject to the risks associated with fixed-income investments. These risks include credit risk, the risk that the issuer will not pay the interest, dividends or principal that it has promised to pay; market risk, the risk that the value of the security will fall because of changes in the market interest rate; and interest rate risk, which reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. Because the Portfolios may invest in foreign securities, they may be subject to the particular risks associated with investments in foreign securities, as such securities may be subject to less regulation and additional regional, national and currency risks.

   For more information about the principal investment risks of the Investors Trust Portfolio, please see Appendix B of this Prospectus/Proxy Statement. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio's investment portfolio and on market conditions, both of which change over time.

Information About the Merger

  Terms of the Merger Agreement

   If approved by the shareholders of the Research Managers Portfolio, the Merger is expected to occur on or around April 30, 2004, or on such other date as the Portfolios may agree, pursuant to the Merger Agreement attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Merger Agreement:

  . The Research Managers Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Investors Trust Portfolio in exchange for shares of the same class of the Investors Trust Portfolio (the "Merger Shares") with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

  . The Merger will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 30, 2004, or such other date and time as the Portfolios may determine) when the assets of the Research Managers Portfolio are valued for purposes of the Merger (the "Valuation Date").

  . The exchange, which will be effected on the basis of the relative net asset value of the two Portfolios, will be followed immediately by the distribution of each class of the Merger Shares to the shareholders of the Research Managers Portfolio in complete liquidation of the Research Managers Portfolio. All issued and outstanding shares of the Research Managers Portfolio will simultaneously be cancelled on the books of the Research Managers Portfolio.

  . After the Merger, the Research Managers Portfolio will be terminated, and its affairs will be wound up in an orderly fashion.

  . The Merger requires approval by the Research Managers Portfolio's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the

     Directors on behalf of each Portfolio. Shareholders of the Investors Trust
      Portfolio are not being asked to approve the Merger.

   A shareholder who objects to the Merger will not be entitled under Maryland law or the Articles of Incorporation of the Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Contract owners invested in the Research Managers Portfolio may exchange their investment for an investment in other investment options, as provided in their Contracts before or after the Merger.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Merger, including transaction costs incurred by either Portfolio in connection with the sale of portfolio securities that are not permitted investments of the Investors Trust Portfolio, will be borne by MetLife Advisers and/or its affiliates, and not by the Portfolios. However, each Portfolio will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the purchase or sale of portfolio securities that are permitted investments of the Investors Trust Portfolio; it is currently estimated that those expenses will amount to less than 1% of the average net assets of the Portfolios and will be borne by the Portfolios. The Investors Trust Portfolio will bear any governmental fees incurred in connection with registering the Merger Shares under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

Shares to be Issued

   If the Merger occurs, shareholders of the Research Managers Portfolio will receive shares in the Investors Trust Portfolio of the same class as the shares you currently own in the Research Managers Portfolio. The shares you receive will have the following characteristics:

  . The Merger Shares will have an aggregate net asset value equal to the aggregate net asset value of the current shares of the Research Managers Portfolio as of the Valuation Date.

  . The procedures for purchasing and redeeming shares will not change as a result of the Merger.

  . You will have the same exchange options under your Contract as you currently have.

  .   You will have the same voting rights as you currently have.

   Information concerning the capitalization of each of the Portfolios is contained in Appendix C.

Reasons for the Merger

   The Directors, including all Directors who are not "interested persons" of the Fund (the "Independent Directors"), have determined that the Merger would be in the best interests of the Research Managers Portfolio and its shareholders, and that the interests of existing shareholders of the Research Managers Portfolio would not be diluted as a result of the Merger. The Directors (including the Independent Directors) have unanimously approved the Merger and recommend that you vote in favor of the Merger by approving the Merger Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement. You should carefully consider whether remaining invested in the Investors Trust Portfolio after the Merger is consistent with your financial needs and circumstances.

   The Merger is proposed by MetLife Advisers, the investment adviser to both the Research Managers Portfolio and the Investors Trust Portfolio. The overall purpose of the Merger is to help streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. In proposing the Merger, MetLife Advisers presented to the Directors the following reasons for the Research Managers Portfolio to enter into the Merger:

  . The Merger is intended to permit the Research Managers Portfolio's shareholders to invest in a larger combined portfolio with similar investment goals and strategies and the potential for improved efficiencies and economies of scale.

  . Gross expenses (expenses before taking into account any expense reduction arrangements) for each share class of the combined portfolio are expected to be lower than those of the Research Managers Portfolio. As of December 31, 2003, the Research Managers Portfolio had an expense ratio before expense limits of

     1.29%, 1.54% and 1.44% for Class A, Class B and Class E shares, respectively. It is expected that the combined portfolio after the Merger will have an expense ratio before expense limits of 1.03%, 1.28% and 1.18% for Class A, Class B and Class E shares, respectively.

  . MetLife Advisers has contractually agreed to limit the expenses of Class A, Class B and Class E shares of each of the Research Managers Portfolio and the Investors Trust Portfolio to 1.00%, 1.25% and 1.15%, respectively. MetLife Advisers expects to continue these expense limits for the combined portfolio after the Merger as described in Footnote 3 to the Annual Portfolio Operating Expenses table on page 7 above.

  . The Research Managers Portfolio has not been able to achieve sufficient net sales to maintain long-term viability and is not expected to do so in the near future.

  . Shareholders of the Research Managers Portfolio will move into a portfolio that has had better long-term performance (although past performance is no guarantee of future performance).

  . It is unlikely that the Research Managers Portfolio would continue to be offered as an investment option under new insurance and annuity contracts. MetLife Advisers has indicated to the Directors that, if the Merger does not proceed, it would discontinue the expense limitations currently in place for the Research Managers Portfolio.

   The Directors considered the differences in the Portfolios' investment objectives, policies and strategies and the related risks. The Directors also considered the historical investment performance results of the Portfolios. No assurance can be given that the Investors Trust Portfolio will achieve any particular level of performance after the Merger.

Information About the Adviser and Subadviser

   MetLife Advisers is the investment adviser to both Portfolios. MetLife Advisers has contracted with MFS as subadviser to make the day-to-day investment decisions for each Portfolio. MetLife Advisers is responsible for overseeing MFS' management of each Portfolio and for making recommendations to the Directors as to whether to retain MFS as subadviser from year to year. The Merger will not result in any change to the investment adviser or subadviser.

   MFS has reached agreement with the SEC, the New York Attorney General and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in prospectuses of certain of MFS' own funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. These allegations did not relate to the Investors Trust Portfolio. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

   Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors. MFS has further agreed with the NYAG to reduce its management fees. These settlement arrangements do not relate to the Investors Trust Portfolio.

   The address of MetLife Advisers is 501 Boylston Street, Boston, Massachusetts 02116. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Performance Information

   The charts below show the percentage gain or loss in each full calendar year for Class A shares of the Research Managers Portfolio and the Investors Trust Portfolio since each began operations. The table following the bar chart lists each Portfolio's average annual total return for Class A shares, Class B shares and Class E shares for the one-year and life-of-the-portfolio periods ended December 31, 2003. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with an index. Unlike the Portfolios, an index is not an investment and is not professionally managed. Unlike the returns of the Portfolios, an index does not reflect ongoing management, distribution and operating expenses.

   The charts and tables should give you a general idea of how each Portfolio's return has varied from year to year. They include the effects of Portfolio expenses, but do not reflect insurance product fees or other charges. Returns would be lower if these charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effects of any expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower.

Research Managers Portfolio

                                    [CHART]

2000     2001     2002     2003
----     ----     ----     ----
-3.6%   -21.0%   -24.1%    24.1%


   During the period shown above, the highest quarterly return was 14.58% for the second quarter of 2003, and the lowest quarterly return was -19.26% for the third quarter of 2001.

Average Annual Returns for Periods Ending December 31, 2003

                                                 Life of
                                              the Portfolio
                                  Past 1 year   (4/30/99)
                                  ----------- -------------
                    Class A......    24.10%       -3.20%
                    Class B*.....    23.85%       -3.45%
                    Class E*.....    23.92%       -3.35%
                    S&P 500 Index    28.67%       -2.43%

--------
* Performance information shown for any period beyond one year is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares or the 0.15% 12b-1 fee of Class E shares.

Investors Trust Portfolio

                                    [CHART]

2000      2001      2002      2003
----      ----      ----      ----
-0.2%    -15.9%    -20.2%     21.9%

   During the period shown above, the highest quarterly return was 13.38% for the second quarter of 2003, and the lowest quarterly return was -14.10% for the third quarter of 2002.

Average Annual Returns for Periods Ending December 31, 2003

                                                 Life of
                                              the Portfolio
                                  Past 1 year   (4/30/99)
                                  ----------- -------------
                    Class A......    21.85%       -3.70%
                    Class B*.....    21.53%       -3.95%
                    Class E*.....    21.50%       -3.85%
                    S&P 500 Index    28.67%       -2.43%

--------
* Performance information shown for any period beyond one year is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares or the 0.15% 12b-1 fee of Class E shares.

Information About the Rights of Shareholders

   The following is a summary of the governing documents and laws applicable to the Fund (of which the Research Managers Portfolio and Investors Trust Portfolio are both part).

  Organization

   The Fund is organized as a Maryland corporation. It is a registered open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

  Shareholder Voting--Generally

   The Articles of Incorporation of the Fund (the "Articles") provide that all shares of all series shall vote as a single class, and not by series or class, except when otherwise required by law or if only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. The Articles specify that the Board of Directors of the Fund (the "Board"), in its sole discretion, determines whether only one or more particular series or classes is affected by the matter under consideration.

  Shareholder Meetings

   The Bylaws of the Fund (the "Bylaws") require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. The Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President. In addition, the Bylaws allow for shareholders to act by written consent in lieu of a meeting upon written consent signed by the holders of all outstanding stock having voting power.

  Quorums

   The Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings, and that one-third of the Directors (but no fewer than two) constitutes a quorum for the transaction of business at a meeting of the Board.

  Indemnification of Directors and Officers

   Pursuant to Maryland law and the Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted by Maryland law. Other than for Directors, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Board of Directors. No indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund may not make an advance payment unless the Director or officer undertakes to repay the advance and (A) it is determined that such Director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is no reason to believe that the person will be found to be entitled to the indemnification.

  Subadvisers

   The Fund relies on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or the Fund without obtaining shareholder approval. The Fund's Directors must approve any new subadvisory agreements under the exemptive order, and the Fund must comply with certain other conditions.

   The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Fund's Directors. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Federal Income Tax Consequences

   Provided that the Contracts funded through the separate accounts of the Insurance Companies qualify as life insurance or annuity contracts under
Section 72 of the Code, the Merger will not create any tax liability for owners of the Contracts.

   The Merger is intended to be a tax-free reorganization. The closing of the Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Investors Trust Portfolio and the Research Managers Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized to the Research Managers Portfolio upon the transfer of its assets to the Investors Trust Portfolio in exchange for the Investors Trust Portfolio shares and the assumption by the Investors Trust Portfolio of the Research Managers Portfolio's liabilities, or upon the distribution of such Investors Trust Portfolio shares to the separate accounts as shareholders of the Research Managers Portfolio;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Investors Trust Portfolio upon the receipt of the assets of the Research Managers Portfolio in exchange for the assumption of the obligations of the Research Managers Portfolio and issuance of the Investors Trust Portfolio shares;

  . under Section 362(b) of the Code, the tax basis of the assets of the Research Managers Portfolio acquired by the Investors Trust Portfolio will be the same as the basis of those assets in the hands of the Research Managers Portfolio immediately prior to the transfer;

  . under Section 1223(2) of the Code, the holding period of the assets of the Research Managers Portfolio in the hands of the Investors Trust Portfolio will include the period during which those assets were held by the Research Managers Portfolio;

  . under Section 354 of the Code, the Research Managers Portfolio separate accounts as shareholders will recognize no gain or loss upon exchange of their shares of the Research Managers Portfolio for the Investors Trust Portfolio shares;

  . under Section 358 of the Code, the aggregate tax basis of the Investors Trust Portfolio shares to be received by each separate account as shareholder of the Research Managers Portfolio will be the same as the aggregate tax basis of the shares of the Research Managers Portfolio exchanged therefor;

  . under Section 1223(l) of the Code, the holding period of the Investors Trust Portfolio shares received by each separate account as shareholder of the Research Managers Portfolio will include the holding period for the Research Managers Portfolio shares exchanged for the Investors Trust Portfolio shares; provided such shares of the Research Managers Portfolio were held as a capital asset on the date of the exchange; and

  . the Investors Trust Portfolio will succeed to and take into account the items of the Research Managers Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

   Prior to the closing of the Merger, the Research Managers Portfolio will declare a distribution, which, together with all previous distributions, will have the effect of distributing to the separate accounts, as shareholders, all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date.

   THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE MERGER AGREEMENT.

Required Vote for the Proposal

   Approval of the Merger Agreement will require the affirmative vote of a majority of the outstanding shares of the Research Managers Portfolio. The term "majority of the outstanding shares" of the Research Managers Portfolio means the lesser of (a) the holders of 67% or more of the shares of the Research Managers Portfolio present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Research Managers Portfolio. A vote of the shareholders of the Investors Trust Portfolio is not required to approve the Merger.

   If shareholders of the Research Managers Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Research Managers Portfolio shareholders.

                              GENERAL INFORMATION

Voting Information

   The Directors are soliciting voting instructions in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and voting instruction forms are being mailed to Contract owners beginning on or about March 25, 2004.

Information About Voting Instructions and the Conduct of the Meeting

   Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Alamo Direct Mail Services, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $30,000, which will be borne by MetLife Advisers.

   Voting Process. The shares of the Research Managers Portfolio are currently sold to Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Research Managers Portfolio are attributable to Contracts. Other outstanding Research Managers Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company's general account rather than in a separate account.

   Record owners of the common stock of the Research Managers Portfolio as of 4:00 p.m., Eastern Time, on January 31, 2004 (the "Record Time"), will be entitled to vote and may cast one vote for each share held. A majority of the shares of the Research Managers Portfolio outstanding at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Research Managers Portfolio at the Meeting.

   In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Research Managers Portfolio that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Research Managers Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Research Managers Portfolio.

   The Research Managers Portfolio currently issues Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each Class A share, Class B share and Class E share has one vote. For purposes of determining the number of the Research Managers Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of the Research Managers Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Time.

   Research Managers Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that Research Managers

Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

   If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

   Costs of Solicitation. MetLife Advisers will bear the costs of the Merger, except for portfolio transaction costs incurred by the Portfolios in connection with the purchase or sale of portfolio securities that are permitted investments of the Portfolios and governmental fees required in connection with the registration or qualification under applicable and federal laws of the shares of the Investors Trust Portfolio to be issued. The costs to be borne by MetLife Advisers will include, among other costs, the costs of this Prospectus/Proxy Statement. In the event that the Merger is not consummated, MetLife Advisers will bear all of the costs and expenses incurred by both the Research Managers Portfolio and the Investors Trust Portfolio in connection with the Merger.

   Adjournments; Other Business. An adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of the Research Managers Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Bylaws require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. Shareholder proposals to be presented at any future meeting of shareholders of the Portfolios or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Other Information

   Outstanding Shares and Shareholders. As of the Record Time, the following number of shares of the Research Managers Portfolio were outstanding and entitled to vote:

                             Class A 3,620,934.449
                             Class B    18,840.887
                             Class E   712,356.304

   All of the shares of the Research Managers Portfolio and the Investors Trust Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

   The Insurance Companies have informed the Fund that as of the Record Time, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Research Managers Portfolio or the Investors Trust Portfolio. The Fund has been informed that the officers and Directors as a group owned less than 1% of the outstanding shares of each of the Research Managers Portfolio or the Investors Trust Portfolio.

   Because the Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

   Address of Underwriter. MetLife is the principal underwriter and distributor of the Fund. The address of MetLife is 1 Madison Avenue, New York, New York 10010.

   Other Financial and Performance Information. Financial highlights for the Investors Trust Portfolio are included in Appendix B to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Investors Trust Portfolio is included in Appendix D to this Prospectus/Proxy Statement. Other financial information for the Research Managers Portfolio, as well as information and commentary about the recent performance of the Research Managers Portfolio, are incorporated by reference to the Research Managers Portfolio's Prospectus and Annual Report for the period ending December 31, 2003. The Annual Report of the Fund (which includes the report of independent auditors of both Portfolios) is available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

                                                                     Appendix A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of
[          ], 2004, by and between (i) Metropolitan Series Fund, Inc. (the
"Company"), a Maryland corporation formed on November 23, 1982, on behalf of the MFS Research Managers Portfolio (the "Acquired Fund"), a series of the Company, and (ii) the Company, on behalf of the MFS Investors Trust Portfolio (the "Acquiring Fund"), a series of the Company.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

      (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

      (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"); provided, however, that the Acquiring Fund shall not assume any liabilities or obligations of the

          Acquired Fund relating to expense subsidy or reimbursement arrangements between the Acquired Fund and its investment adviser.

      (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional Class A, Class B and Class E shares of the Acquiring Fund (the "Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the full and fractional Class A, Class B and Class E shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of Acquisition Shares which the number of shares of such class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of the relevant class of Acquisition Shares outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  1.4. With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Company has been notified by the Acquired Fund or its agent that such shareholder has surrendered all of his, her or its outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

  1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

  2.1. For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the Closing Date (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Company, and shall be certified by an authorized officer of the Company on behalf of the Acquired Fund.

3. CLOSING AND CLOSING DATE.

  3.1. The Closing Date shall be on April 30, 2004 or on such other date as the parties may agree. The Closing shall be held at the close of business on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

  3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall b delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to b duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, b transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for MFS Investors Trust Portfolio, a series of the Metropolitan Series Fund, Inc."

  3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by the Company, on behalf of the either the Acquired Fund and the Acquiring Fund, upon written notice.

  3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of common stock of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

  4.1. The Company, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2003, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

      (g) Since December 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the mean of Section 851 of the Code. Neither the Company nor the Acquired Fund has at any time since its inception bee liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alo or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

      (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 100 million shares are authorized for the Acquired Fund. The outstanding shares of the Acquired Fund are, and at the Closing Date will be, divided into Class A, Class B and Class E shares, each having the characteristics described in the Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

      (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

      (m) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

      (o) The information provided by the Acquired Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "blue sky" laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
          Rico);

      (q) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31,

          2003, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

      (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain "diversified" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

      (s) No registration of any of the Investments under the Securities Act or under any state securities or "blue sky" laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

  4.2. The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
       Date:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2003, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

      (h) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquiring Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and the diversification requirements of
          Section 817(h) of the Code and the regulations thereunder;

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which 100 million shares are authorized for the Acquiring Fund. The outstanding shares of the Acquiring Fund are, and at the Closing Date will be, divided into Class A, Class B and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

      (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares or Class E shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

      (o) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "blue sky" laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

   5.1.The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

   5.2.The Acquired Fund will call a meeting of its shareholders to be held on or prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

   5.3.In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company, on behalf of the Acquiring Fund, will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

   5.4.The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

   5.5.The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

   5.6.Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

   5.7.The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "blue sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1.The Company, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

   6.2.The Company, on behalf of the Acquired Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the

          Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity;

      (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

      (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

      (e) The execution and delivery by the Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound;

      (f) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "blue sky" laws or such as have been obtained;

      (g) After inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Company or the Acquiring Fund on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein;

      (h) The Company is duly registered with the SEC as an investment company under the 1940 Act; and

      (i) To the knowledge of such counsel, after having made inquiry of officers of the Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Company's obligations under this Agreement, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1.The Company, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or

       Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2. The Company, on behalf of the Acquiring Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity;

      (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

      (d) The execution and delivery by the Company on behalf of the Acquired Fund of this Agreement did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;

      (e) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "blue sky" laws or such as have been obtained;

      (f) After inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Company or the Acquired Fund on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date which is required to be described in the Registration Statement which is not disclosed therein;

      (g) The Company is duly registered with the SEC as an investment company under the 1940 Act;

      (h) To the knowledge of such counsel, after having made inquiry of officers of the Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Company's obligations under this Agreement, and neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and

      (i) All issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3. The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2003 and signed pro forma tax returns for the period from December 31, 2003 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date (in each case computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date.

  7.5. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund hereunder are each subject to the further conditions that on or before the Closing Date:

   8.1.This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of Acquired Fund Shareholders referred to in paragraph 5.2;

   8.2.On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

   8.3.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "blue sky" and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

   8.4.The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   8.5.The Company, on behalf of each of the Acquiring Fund and the Acquired
       Fund, shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

      (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

      (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

      (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

      (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

      (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquisition Shares;

      (f) The tax basis of the Acquisition Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

      (g) The holding period of the Acquisition Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

      (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the

          Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   8.6.At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Directors of the Company if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

   9.1.Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC
       ("MetLife Advisers"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquisition Shares under applicable state and federal laws.

   9.2.In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

   9.3.Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

   9.4.Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a

       "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1.The Company, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

   11.1.This Agreement may be terminated by the Company on behalf of both the Acquiring Fund and the Acquired Fund. In addition, the Company may at its option terminate this Agreement at or prior to the Closing Date:

       (a) Because of a material breach by any party of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) If the Board of Directors of the Company, on behalf of either the Acquiring Fund or the Acquired Fund, determines that the termination of this Agreement is in the best interests of its shareholders.

   11.2.If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by the parties.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

   14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3.This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5.A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland, and notice is hereby given that no director, officer, agent or employee of the Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6. The Company, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its MFS Research Managers Portfolio

                           By: _________________________________________________

                                            John F. Guthrie, Jr.
                           Name: _______________________________________________

                                              Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its MFS Investor Trust Portfolio

                           By: _________________________________________________

                                            John F. Guthrie, Jr.
                           Name: _______________________________________________

                                            Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                           Agreed and accepted as to paragraph 9 only:

                           METLIFE ADVISERS, LLC

                           By: _________________________________________________

                                  John F. Guthrie, Jr.
                           Name: _______________________________________________

                                  Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                                                                     Appendix B

                INFORMATION ABOUT THE INVESTORS TRUST PORTFOLIO

   This Section is designed to give you information about the Investors Trust Portfolio and is based on information contained in the Prospectus of the Investors Trust Portfolio effective May 1, 2004.

              A.  Information About the Investors Trust Portfolio

Investment Objective

   The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

   Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

  Stock Selection

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio managers and MFS' large group of equity research analysts.

Principal Investment Risks

   Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

   The table below compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results include the effects of expense reduction arrangements.

                           2000   2001   2002  2003
                           ----- ------ ------ -----
                           -0.2% -15.9% -20.2% 21.9%

   During the period shown above, the highest quarterly return was 13.38% for the second quarter of 2003, and the lowest quarterly return was -14.10% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

       Average Annual Total Returns for Periods Ending December 31, 2003

                                           Life of the Portfolio
                             Past One Year   (April 30, 1999)
                             ------------- ---------------------
               Class A......    21.85%            -3.70%
               Class B*.....    21.53%            -3.95%
               Class E**....    21.50%            -3.85%
               S&P 500 Index    28.67%            -2.43%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

   This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

          Shareholder Fees (fees paid directly from your investment)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Maximum Sales Charge Imposed on Purchases (as a
     percentage of offering price)...................  None    None    None
   Maximum Deferred Sales Charge (as a percentage
     of purchase price or redemption price, whichever
     is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees (%)......................   0.75    0.75    0.75
       Distribution and Service (12b-1) Fees (%)   0.00    0.25    0.15
       Other Expenses(1) (%)....................   0.36    0.36    0.36
                                                  -----   -----   -----
       Total Expenses Before Contractual
         Reduction(1)(%)........................   1.11    1.36    1.26
       Contractual Expense Reduction(1)(2)(%)...  -0.13   -0.13   -0.13
                                                  -----   -----   -----
       Net Operating Expenses(1)(2)(%)..........   0.98    1.23    1.13

--------
(1) The Portfolio directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 1.09% for Class A shares, 1.34% for Class B shares and 1.24% for Class E shares and the Portfolio's Net Operating Expenses would have been 0.96% for Class A shares, 1.21% for Class B shares and 1.11% for Class E shares.

(2) MetLife Advisers has contractually agreed, for the period May 1, 2004 through April 30, 2005, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred.

Example

   This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example takes into account the expense reduction arrangement discussed in the footnotes to the Annual Portfolio Operating Expenses Table only for the one-year period.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Class A  $100   $340    $599    $1,340
                    Class B  $125   $418    $732    $1,624
                    Class E  $115   $387    $679    $1,511

More About Investment Strategies and Risks

  Equity Securities

   In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

   Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

   Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

   Rule 144A Securities. The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

   In addition to the risks associated with securities generally, foreign securities present additional risks.

   Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

   Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

   Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

   A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

   A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Portfolio Management

   As of December 31, 2003, MFS managed approximately $140.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   The Portfolio is managed by a team of portfolio managers comprised of John
D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

   The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                           B.  Financial Highlights

   The financial highlights table is intended to help you understand the financial performance of each class of the Investors Trust Portfolio for the life of the Portfolio. Certain information reflects financial results for a single share of the Investors Trust Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Investors Trust Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay. Inclusion of these expenses would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche, LLP, whose report for 2003, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                                Class A
                                            ---------------------------------------------
                                                                                 April 30,
                                                                                  1999(a)
                                                  Year ended December 31,         Through
                                            ----------------------------------  December 31,
                                              2003     2002     2001     2000       1999
                                            -------  -------  -------  -------  ------------
Net Asset Value, Beginning of Period....... $  6.81  $  8.57  $ 10.23  $ 10.26     $10.00
                                            -------  -------  -------  -------     ------
Income From Investment Operations
  Net investment income....................    0.05     0.05     0.05     0.04       0.02
  Net realized and unrealized gain (loss)
   on investments..........................    1.43    (1.78)   (1.67)   (0.06)      0.26
                                            -------  -------  -------  -------     ------
  Total from investment operations.........    1.48    (1.73)   (1.62)   (0.02)      0.28
                                            -------  -------  -------  -------     ------
Less Distributions
  Distributions from net investment
   income..................................   (0.02)   (0.03)   (0.04)   (0.01)     (0.02)
                                            -------  -------  -------  -------     ------
  Total distributions......................   (0.02)   (0.03)   (0.04)   (0.01)     (0.02)
                                            -------  -------  -------  -------     ------
Net Asset Value, End of Period............. $  8.27  $  6.81  $  8.57  $ 10.23     $10.26
                                            =======  =======  =======  =======     ======
Total Return (%)...........................    21.9    (20.2)   (15.9)    (0.2)      2.9 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)......    0.98     0.90     0.90     0.90      0.90 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%)(d)....    0.96     0.88       --       --         --
Ratio of net investment income to average
 net assets (%)............................    0.68     0.62     0.58     0.51      0.45 (c)
Portfolio turnover rate (%)................      88       63       86       68        60 (c)
Net assets, end of period (000's).......... $25,431  $20,618  $24,506  $18,422     $6,841
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would
 have been (%).............................    1.11     1.34     1.37     1.57      2.03 (c)

                                           Class B                      Class E
                                  ----------------------     --------------------------
                                                  May 1,                         May 1,
                                                 2002(a)        Year ended      2001(a)
                                   Year ended    through       December 31,     through
                                  December 31, December 31,  ---------------  December 31,
                                      2003         2002        2003    2002       2001
                                  ------------ ------------  -------  ------  ------------
Net Asset Value, Beginning of
 Period..........................   $  6.80      $  8.13     $  6.81  $ 8.57    $  9.56
                                    -------      -------     -------  ------    -------
Income From Investment
 Operations
  Net investment income..........      0.02         0.01        0.03    0.04       0.01
  Net realized and unrealized
   gain (loss) on
   investments...................      1.44        (1.34)       1.43   (1.77)     (1.00)
                                    -------      -------     -------  ------    -------
  Total from investment
   operations....................      1.46        (1.33)       1.46   (1.73)     (0.99)
                                    -------      -------     -------  ------    -------
Less Distributions
  Distributions from net
   investment income.............     (0.02)        0.00       (0.02)  (0.03)      0.00
                                    -------      -------     -------  ------    -------
  Total distributions............     (0.02)        0.00       (0.02)  (0.03)      0.00
                                    -------      -------     -------  ------    -------
Net Asset Value, End of
 Period..........................   $  8.24      $  6.80     $  8.25  $ 6.81    $  8.57
                                    =======      =======     =======  ======    =======
Total Return (%).................      21.5        (16.4)(b)    21.5   (20.2)     (10.4)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........      1.23        1.15 (c)     1.13    1.05     1.05 9(c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%)(d).......      1.21        1.13 (c)     1.11    1.03         --
Ratio of net investment income
 to average net assets (%).......      0.45        0.55 (c)     0.55    0.55      0.26 (c)
Portfolio turnover rate (%)......        88           63          88      63         86
Net assets, end of period
 (000's).........................   $48,960      $12,365     $12,077  $4,436    $   730
The ratios of operating expenses
 to average net assets without
 giving effect to the contractual
 expense agreement would
 have been (%)...................      1.36        1.59 (c)     1.26    1.49      1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                                                     Appendix C

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of the Research Managers Portfolio and the Investors Trust Portfolio as of December 31, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Research Managers Portfolio by the Investors Trust Portfolio at net asset value as of that date.

                                                                  Investors
                                                                    Trust
                              Research    Investors               Portfolio
                              Managers      Trust     Pro Forma   Pro Forma
                              Portfolio   Portfolio  Adjustments  Combined*
                             ----------- ----------- ----------- -----------
   Class A
   Net asset value.......... $30,822,507 $25,430,782       --    $56,253,289
   Shares outstanding.......   3,660,367   3,075,554   67,252      6,803,173
   Net asset value per share $      8.42 $      8.27             $      8.27

   Class B
   Net asset value.......... $   128,003 $48,959,744       --    $49,087,747
   Shares outstanding.......      15,287   5,944,152      254      5,959,693
   Net asset value per share $      8.37 $      8.24             $      8.24

   Class E
   Net asset value.......... $ 5,469,652 $12,076,680       --    $17,546,332
   Shares outstanding.......     652,547   1,463,321   10,206      2,126,074
   Net asset value per share $      8.38 $      8.25             $      8.25

--------
* Assumes the Merger was consummated on December 31, 2003 and is for informational purposes only. No assurance can be given as to how many shares of the Investors Trust Portfolio will be received by the shareholders of the Research Managers Portfolio on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Investors Trust Portfolio that actually will be received on or after such date.

                                                                     Appendix D

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE INVESTORS TRUST PORTFOLIO

                         Portfolio Manager Commentary*

Investment Objective

   To achieve long-term growth of capital with a secondary objective to seek reasonable current income.

Inception Date
Class A 4/30/99
Class B 5/1/02
Class E 5/1/01

Asset Class
Large Cap Stocks

Net Assets
$86 Million

Subadviser
Massachusetts Financial Services Company

Performance At-A-Glance

   For the year ended December 31, 2003, the Class A shares of the MFS Investors Trust Portfolio returned 21.9% compared to its benchmark, the Standard & Poor's 500 Index(2), which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe(16), was 26.4% for the same period.

Portfolio Review

   The primary detractors to the Portfolio's relative performance was poor stock selection in technology, leisure, and financial sectors, and an overweighting in leisure stocks. Although we believed the economy would continue to improve in 2003, we thought that technology stock prices were too high at the beginning of the year. It seemed to us that those prices were the result of investors' expectations for significant improvements in earnings and balance sheets. While these improvements occurred only by year end, investors pushed technology stocks to the forefront of a market rally that began in March and lasted throughout the year. Although the Portfolio generated strong absolute returns from stocks such as Analog Devices, Cisco, and VERITAS, it could not overcome the impact of poor returns on other technology holdings and being underweighted verse the benchmark. During 2003, banks and credit companies outperformed the S&P 500; however, the Portfolio was underweighted in this group and that hurt performance. Although we underweighted insurance stocks in the financial sector, we did not escape the weak performance from the insurance group, which detracted from the Portfolio's returns. The Hartford Group, Travelers Insurance, XL Capital, and UnumProvident all had to increase their reserves and that negatively impacted their stock prices. We had overweighted leisure stocks, especially in print and publishing because we believed they would be positively affected by an improving economy and a corresponding upturn in advertising revenues. However, ad revenues, particularly from local markets, did not pick up as much as we expected. As a result, a number of companies lowered their earnings expectations, including the New York Times, Tribune, Reed Elsevier, and Gannett. Media firm Viacom was also negatively affected by lower-than-expected local advertising revenues.

   Among the positive factors on performance, an underweighting in the food and beverage industry in the consumer staples sector and solid performance from Altria (formerly Phillip Morris) helped results for the year. Many consumer staples stocks had performed well in 2002 when the securities markets were so unsettled. However, by the end of 2002, we saw better opportunities in other groups that had greater exposure to an improving economy. Health care holdings Genentech and Guidant were also strong contributors to the Portfolio's returns. Home Depot also contributed to the Portfolio's returns.

                             PORTFOLIO COMPOSITION

                     Top Holdings as of December 31, 2003

                                                      % of Total
                Security                              Net Assets
                --------                              ----------
                Microsoft Corp.......................    3.7%
                Citigroup, Inc.......................    3.4%
                General Electric Co..................    2.9%
                Exxon Mobil Corp.....................    2.6%
                Cisco Systems, Inc...................    2.5%
                Johnson & Johnson....................    2.4%
                International Business Machines Corp.    2.1%
                Viacom, Inc. (Class B)...............    1.9%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

           MFS Investors Trust
            Portfolio Class A         S&P 500 Index
           -------------------        -------------
4/30/99          $10,000                 $10,000
  12/99           10,284                  11,100
  12/00           10,258                  10,090
  12/01            8,625                   8,892
  12/02            6,882                   6,928
  12/03            8,386                   8,913


                            Average Annual Returns

                                       MFS Investors
                                      Trust Portfolio
                                  ----------------------  S&P 500
                                  Class A Class B Class E  Index
                                  ------- ------- ------- -------
              1 Year.............   21.9%  21.5%    21.5%   28.7%
              Since Inception(17)  - 3.7    1.0    - 5.1   - 2.4

   Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

   This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                        METROPOLITAN SERIES FUND, INC.

Footnotes to Portfolio Manager Commentary
--------
* The views expressed in the Portfolio Manager Commentary, for each Portfolio, are those of the Subinvestment advisor firm as of December 31, 2003 and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future Portfolio composition, which will vary.

(2) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(16) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) The Indices since inception returns, shown in each Portfolio's Average Annual Return tables, are calculated from the inception date of the Class A shares of the relevant Portfolio.

                         METROPOLITAN SERIES FUND, INC.

                          MFS INVESTORS TRUST PORTFOLIO

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 24, 2004


     This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the MFS Research Managers Portfolio (the "Acquired Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), with and into MFS Investors Trust Portfolio (the "Acquiring Portfolio"), a series of the Fund.


     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March 24, 2004 (the "Prospectus/Proxy Statement") of the Acquiring Portfolio which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the assumption of the liabilities of the Acquired Portfolio. The Acquired Portfolio would distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.


     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Fund at 501 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-638-7732.

                                Table of Contents

I.  Additional Information about the Acquiring Portfolio and the Acquired Portfolio...2

II. Financial Statements..............................................................2
       A. Incorporation by Reference..................................................2
       B. Unaudited Pro Forma Combined Financial Statements...........................2

Appendix A - Additional Information About the Acquiring Portfolio.....................A-1

I. Additional Information About the Acquiring Portfolio and the Acquired Portfolio.

     This SAI is accompanied by the current Statement of Additional Information of the Fund dated May 1, 2003, as supplemented (the "Fund SAI"). Additional information about the Acquired Portfolio is contained in and incorporated herein by reference to the Fund SAI. The Fund SAI has previously been filed with the SEC.

     Additional information about the Acquiring Portfolio is set forth in Appendix A to this SAI.

II.  Financial Statements.

     A.   Incorporation by Reference.

          This SAI is accompanied by the Annual Report to shareholders of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2003 (the "Annual Report"), including the report of Deloitte & Touche, LLP contained therein. The Annual Report, which is incorporated by reference into this SAI, contain historical financial information regarding the Acquired Portfolio and the Acquiring Portfolio and has been filed with the SEC.

     B.   Unaudited Pro Forma Combined Financial Statements

          Unaudited pro forma combined financial statements for the Acquiring Portfolio relating to the Merger, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Portfolio contained within the Annual Report referred to in the preceding section.

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (UNAUDITED)

                                                                      Metropolitan Series Fund      Metropolitan Series Fund
                                                                                MFS                            MFS
                                                                         Research Mangers               Investors Trust
                                                                             Portfolio                      Portfolio
                                                                      ------------------------      ------------------------
Assets
Investments at value *                                                $             36,537,872      $             88,775,778
Cash                                                                                       851                         2,984
Foreign cash                                                                               992                         1,413
Receivable for:
    Securities sold                                                                    418,983                        63,875
    Fund shares sold                                                                   111,599                       134,822
    Futures variation margin                                                                -                             -
    Dividends                                                                           42,005                       109,595
    Foreign taxes                                                                        3,525                         3,298
    Other assets                                                                            -                             -
    Due from investment adviser                                                          8,145                            -
                                                                      ------------------------      ------------------------
      Total assets                                                                  37,123,972                    89,091,765
                                                                      ------------------------      ------------------------
Liabilities
  Payable for:
    Securities purchased                                                               589,079                     2,395,190
    Fund shares redeemed                                                                67,299                       105,140
    Return of collateral for securities loaned                                              -                             -
    Foreign taxes                                                                           -                            219
  Accrued expenses:
    Management fees                                                                     12,059                        75,500
    Service and distribution fees                                                          673                        11,313
    Deferred trustees fees                                                               6,168                         6,250
    Other expenses                                                                      28,532                        30,947
                                                                      ------------------------      ------------------------
      Total liabilities                                                                703,810                     2,624,559
                                                                      ------------------------      ------------------------
Net Assets                                                            $             36,420,162      $             86,467,206
                                                                      ========================      ========================

----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
    Capital paid in                                                                 55,696,637      $             83,351,257
    Undistributed (distributions in excess of) net investment income                   155,829                       313,171
    Accumulated net realized gains (losses)                                        (22,605,464)                   (6,020,920)
    Unrealized appreciation (depreciation) on investments B6                         3,173,160                     8,823,698
                                                                      ------------------------      ------------------------
      Total                                                                         36,420,162      $             86,467,206
                                                                      ========================      ========================
Net Assets - Class A                                                  $             30,822,507      $             25,430,782
                                                                      ========================      ========================
Net Assets - Class B                                                                   128,003                    48,959,744
                                                                      ========================      ========================
Net Assets - Class E                                                                 5,469,652                    12,076,680
                                                                      ========================      ========================
Capital shares outstanding - Class A                                                 3,660,367                     3,075,554
                                                                      ========================      ========================
Capital shares outstanding - Class B                                                    15,287                     5,944,152
                                                                      ========================      ========================
Capital shares outstanding - Class E                                                   652,547                     1,463,321
                                                                      ========================      ========================
Net Asset Value and Offering Price Per Share - Class A                $                   8.42      $                   8.27
                                                                      ========================      ========================
Net Asset Value and Offering Price Per Share - Class B                                    8.37                          8.24
                                                                      ========================      ========================
Net Asset Value and Offering Price Per Share - Class E                                    8.38                          8.25
                                                                      ========================      ========================

----------------------------------------------------------------------------------------------------------------------------

  * Identified cost of investments                                    $             33,365,452      $             79,952,262


                                                                                                      Metropolitan Series
                                                                                Adjustments            Fund MFS Research
                                                                              (References are         Managers Portfolio
                                                                               to Pro Forma                Pro Forma
                                                                                 Footnotes)                 Combined
                                                                           -------------------      ------------------------
Assets
Investments at value *                                                     $                 0      $            125,313,650
Cash                                                                                         0                         3,835
Foreign cash                                                                                                           2,405
Receivable for:
    Securities sold                                                                                                  482,858
    Fund shares sold                                                                         0                       246,421
    Futures variation margin                                                                -                              0
    Dividends                                                                                0                       151,600
    Foreign taxes                                                                           -                          6,823
    Other assets                                                                            -                              0
    Due from investment adviser                                                             -                          8,145
                                                                           -------------------      ------------------------
      Total assets                                                                           0                   126,215,737
                                                                           -------------------      ------------------------
Liabilities
  Payable for:
    Securities purchased                                                                    -                      2,984,269
    Fund shares redeemed                                                                     0                       172,439
    Return of collateral for securities loaned                                              -                              0
    Foreign taxes                                                                           -                            219
  Accrued expenses:
    Management fees                                                                          0                        87,559
    Service and distribution fees                                                            0                        11,986
    Deferred trustees fees                                                                   0                        12,418
    Other expenses                                                                           0                        59,479
                                                                           -------------------      ------------------------
      Total liabilities                                                                      0                     3,328,369
                                                                           -------------------      ------------------------
Net Assets                                                                 $                 0      $            122,887,368
                                                                           ===================      ========================

----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
    Capital paid in                                                        $                 0                   139,047,894
    Undistributed (distributions in excess of) net investment income                         0                       469,000
    Accumulated net realized gains (losses)                                                  0                   (28,626,384)
    Unrealized appreciation (depreciation) on investments B6                                 0                    11,996,858
                                                                           -------------------      ------------------------
      Total                                                                $                 0      $            122,887,368
                                                                           ===================      ========================
Net Assets - Class A                                                       $                 0      $             56,253,289
                                                                           ===================      ========================
Net Assets - Class B                                                                                              49,087,747
                                                                           ===================      ========================
Net Assets - Class E                                                                         0                    17,546,332
                                                                           ===================      ========================
Capital shares outstanding - Class A                                                    67,253 (a)                 6,803,174
                                                                           ===================      ========================
Capital shares outstanding - Class B                                                       254 (a)                 5,959,693
                                                                           ===================      ========================
Capital shares outstanding - Class E                                                    10,206 (a)                 2,126,074
                                                                           ===================      ========================
Net Asset Value and Offering Price Per Share - Class A                                      -       $                   8.27
                                                                           ===================      ========================
Net Asset Value and Offering Price Per Share - Class B                                                                  8.24
                                                                           ===================      ========================
Net Asset Value and Offering Price Per Share - Class E                                                                  8.25
                                                                           ===================      ========================

----------------------------------------------------------------------------------------------------------------------------

  * Identified cost of investments                                         $                -                    113,317,714


                        See notes to financial statements

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the period ended December 31, 2003 (UNAUDITED)

                                                                       Metropolitan Series Fund      Metropolitan Series Fund
                                                                                  MFS                          MFS
                                                                          Research Managers              Investors Trust
                                                                               Portfolio                    Portfolio
                                                                       ------------------------      ------------------------
Investment Income
  Dividend                                                             $                525,734/1/                    949,289/1/
  Interest                                                                               13,488                        32,003
                                                                       ------------------------      ------------------------
                                                                                        539,222                       981,292
Expenses
  Management fees                                                      $                237,348      $                445,734
  Service and distribution fees-Class B                                                     101                        73,366
  Service and distribution fees-Class E                                                   5,199                        11,520
  Directors fees and expenses                                                            18,294                        18,314
  Custodian                                                                             114,251                       157,213
  Audit and tax services                                                                 22,300                        22,300
  Legal                                                                                     849                         1,582
  Printing                                                                               10,794                        12,672
  Insurance                                                                                 718                           913
  Miscellaneous expenses                                                                  2,998                         3,141
                                                                       ------------------------      ------------------------
    Total Expenses                                                                      412,852                       746,755
  Expense Reductions                                                                    (11,548)                      (12,283)
  Expense assumed by the Investment Adviser                                            (100,445)                      (80,144)
                                                                       ------------------------      ------------------------
  Net Expenses                                                                          300,859                       654,328
                                                                       ------------------------      ------------------------
  Net Income                                                                            238,363                       326,964
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss) on investments                                               686,827                     1,185,092
  Net realized gain (loss) on foreign currency transactions                             152,264                        48,958
  Net realized gain (loss) on futures transactions                                            0                             0
                                                                       ------------------------      ------------------------
    Net realized gain (loss) on investments, foreign currency, and
     futures transactions                                                               839,091                     1,234,050
  Net unrealized appreciation (depreciation) on investments                           5,896,350                    11,392,647
  Net unrealized appreciation (depreciation) on foreign currency
   transactions                                                                             266                           (99)
  Net unrealized appreciation (depreciation) on futures transactions                          0                             0
                                                                       ------------------------      ------------------------
  Net unrealized gain (loss) on investments, foreign currency, and
   futures transactions                                                               5,896,616                    11,392,548
                                                                       ------------------------      ------------------------
  Net gain (loss)                                                                     6,735,707                    12,626,598
Net increase (decrease) in Net Assets from Operations                  $              6,974,070      $             12,953,562
                                                                       ========================      ========================

-----------------------------------------------------------------------------------------------------------------------------


                                                                                                         Metropolitan Series
                                                                                  Adjustments             Fund MFS Research
                                                                                (References are          Managers Portfolio
                                                                                  to Pro Forma                Pro Forma
                                                                                   Footnotes)                  Combined
                                                                                ---------------        ----------------------
Investment Income
  Dividend                                                                                    0                     1,475,023
  Interest                                                                                    0                        45,491
                                                                                ---------------        ----------------------
                                                                                              0                     1,520,514
Expenses
  Management fees                                                               $             0                       683,082
  Service and distribution fees-Class B                                                       0                        73,467
  Service and distribution fees-Class E                                                       0                        16,719
  Directors fees and expenses                                                                 0                        36,608
  Custodian                                                                            (111,876)(b)                   159,588
  Audit and tax services                                                                (22,300)(b)                    22,300
  Legal                                                                                       0                         2,431
  Printing                                                                                    0                        23,466
  Insurance                                                                                   0                         1,631
  Miscellaneous expenses                                                                      0                         6,139
                                                                                ---------------        ----------------------
    Total Expenses                                                                     (134,176)                    1,025,431
  Expense Reductions                                                                         -                        (23,831)
  Expense assumed by the Investment Adviser                                             129,021 (b)                   (51,568)
                                                                                ---------------        ----------------------
  Net Expenses                                                                           (5,155)                      950,032
                                                                                ---------------        ----------------------
  Net Income                                                                              5,155                       570,482
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss) on investments                                                     0                     1,871,919
  Net realized gain (loss) on foreign currency transactions                                   0                       201,222
  Net realized gain (loss) on futures transactions                                            0                             0
                                                                                ---------------        ----------------------
    Net realized gain (loss) on investments, foreign currency, and
     futures transactions                                                                     0                     2,073,141
  Net unrealized appreciation (depreciation) on investments                                   0                    17,288,997
  Net unrealized appreciation (depreciation) on foreign currency
   transactions                                                                               0                           167
  Net unrealized appreciation (depreciation) on futures transactions                          0                             0
                                                                                ---------------        ----------------------
  Net unrealized gain (loss) on investments, foreign currency, and
   futures transactions                                                                       0                    17,289,164
                                                                                ---------------        ----------------------
  Net gain (loss)                                                                             0                    19,362,305
Net increase (decrease) in Net Assets from Operations                           $         5,155        $           19,932,787
                                                                                ===============        ======================

----------------------------------------------------------------------------------------------------------------------------

Metropolitan Series Fund, Inc.

Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 2003

INTRODUCTORY PARAGRAPH

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Metropolitan Series Fund, Inc., MFS Research Managers Portfolio ("MFS Research Managers Portfolio") in exchange for shares of Metropolitan Series Fund, Inc., MFS Investors Trust Portfolio ("MFS Investors Trust Portfolio") at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MFS Investors Trust portfolio, and the results of operations of MFS Investors Trust Portfolio for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan or Reorganization.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the MFS Research Managers Portfolio and MFS Investors Trust Portfolio, as though the reorganization occurred as of December 31, 2003. The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2003 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the MFS Research Managers Portfolio and MFS Investors Trust Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note a
Reflects change in shares outstanding due to the issuance of Class A, Class B, and Class E shares of MFS Investors Trust Portfolio in exchange for Class A, Class B, and Class E shares of MFS Research Managers Portfolio based upon the net asset value of the MFS Investors Trust Portfolio's Class A, Class B, and Class E shares at December 31, 2003.

Note b
Reflects reclassification of certain balances to conform to the MFS Investors Trust Portfolio's expense structure.


INVESTMENT VALUATION:

As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for the Scudder Global Equity Portfolio which uses last reported bid price). Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board. Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

ESTIMATES AND ASSUMPTIONS:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Metropolitan Series Fund, Inc.
Schedule of Investments as of December 31, 2003 (Unaudited)



                                                                   -----------------------------------------------------------------
                                                                                                                 MFS Investors Trust
                                                                   MFS Research Managers  MFS Investors Trust     Pro Forma Combined
                                                                   -----------------------------------------------------------------
                                                         Maturity               Market                 Market                 Market
Asset Name                                      Coupon     Date     Shares      Value     Shares       Value      Shares      Value
----------                                      ------     ----     ------      -----     ------       -----      ------      -----
Abbott Laboratories                                                                       15,247      710,510     15,247     710,510
Accenture, Ltd. (Class A)                                                                 14,700      386,904     14,700     386,904
ACE, Ltd.                                                             9,070    375,679                             9,070     375,679
Adtran, Inc.                                                          5,620    174,220                             5,620     174,220
Agere Systems, Inc. (Class B)                                       112,000    324,800                           112,000     324,800
Air Products & Chemicals, Inc.                                        6,900    364,527     5,749      303,720     12,649     668,247
Akamai Technologies, Inc.                                            13,500    145,125                            13,500     145,125
Alcon, Inc.                                                           2,300    139,242                             2,300     139,242
Altria Group, Inc.                                                   13,370    727,595    29,655    1,613,825     43,025   2,341,421
Amdocs, Ltd.                                                         25,150    565,372     5,200      116,896     30,350     682,268
Amerada Hess Corp.                                                    1,100     58,487                             1,100      58,487
Amerada Hess Corp.                                                      480     26,328                               480      26,328
American Express Co.                                                 13,600    655,928    16,000      771,680     29,600   1,427,608
American International Group, Inc.                                    5,460    361,889    14,341      950,521     19,801   1,312,410
American Standard Cos., Inc.                                                               2,465      248,226      2,465     248,226
AmerisourceBergen Corp.                                               2,580    144,867    15,030      843,935     17,610     988,802
Analog Devices, Inc.                                                                      13,920      635,448     13,920     635,448
Anheuser-Busch Cos., Inc.                                                                  7,480      394,046      7,480     394,046
Applera Corp. - Applied
  Biosystems Group                                                    6,830    141,449     2,700       55,917      9,530     197,366
Aramark Corp.                                                                             11,180      306,556     11,180     306,556
Archer-Daniels-Midland Co.                                                                12,210      185,836     12,210     185,836
AstraZeneca, Plc.                                                                         11,380      544,412     11,380     544,412
AT&T Wireless Services, Inc.                                         38,470    307,375    47,990      383,440     86,460     690,815
Bank of America Corp.                                                 8,600    691,698    17,657    1,420,153     26,257   2,111,851
Bank One Corp.                                                        7,990    364,264    12,310      561,213     20,300     925,477
Baxter International, Inc.                                           11,290    344,571    19,230      586,900     30,520     931,470
Bayerische Motoren Werke AG                                                               12,390      573,696     12,390     573,696
BHP Billiton, Plc.                                                   41,430    360,899    27,000      235,198     68,430     596,097
Boise Cascade Corp.                                                   7,000    230,020                             7,000     230,020
Bowater, Inc.                                                         1,800     83,358                             1,800      83,358
BP, Plc. (ADR)                                                                             3,543      174,847      3,543     174,847
BP, Plc.                                                             64,300    519,948                            64,300     519,948
C.R. Bard, Inc.                                                                            2,550      207,188      2,550     207,188
Calpine Corp.                                                        16,000     76,960                            16,000      76,960
Canadian National Railway Co.                                                              8,447      534,526      8,447     534,526
Cardinal Health, Inc.                                                                      4,300      262,988      4,300     262,988
Caremark Rx, Inc.                                                     7,650    193,775                             7,650     193,775
Cincinnati Bell, Inc.                                                17,960     90,698                            17,960      90,698
Cisco Systems, Inc.                                                  20,600    500,374    90,220    2,191,444    110,820   2,691,818
Citigroup, Inc.                                                      22,058  1,070,695    60,372    2,930,457     82,430   4,001,152
Clear Channel Communications, Inc.                                   11,840    554,467    21,938    1,027,357     33,778   1,581,824
Colgate-Palmolive Co.                                                 7,830    391,892     6,100      305,305     13,930     697,197
Comcast Corp. (Class A)                                              14,000    460,180    29,882      982,221     43,882   1,442,401
Corinthian Colleges, Inc.                                             5,280    293,357                             5,280     293,357
Cumulus Media, Inc.                                                   8,960    197,120                             8,960     197,120
CVS Corp.                                                             2,300     83,076    12,800      462,336     15,100     545,412
Danaher Corp.                                                                              2,400      220,200      2,400     220,200
Dell, Inc.                                                                                 5,200      176,592      5,200     176,592
Diageo, Plc.                                                          7,880    103,387                             7,880     103,387
Dominion Resources, Inc.                                              2,760    176,171    11,240      717,449     14,000     893,620
Eaton Corp.                                                           1,440    155,491     3,200      345,536      4,640     501,027
eBay, Inc.                                                            6,000    387,540                             6,000     387,540
EchoStar Communications Corp.
  (Class A)                                                                                6,988      237,592      6,988     237,592
Emerson Electric Co.                                                                       7,140      462,315      7,140     462,315
Encana Corp.                                                                               3,430      135,279      3,430     135,279
Encana Corp.                                                                               6,670      263,218      6,670     263,218
Entergy Corp.                                                                              1,600       91,408      1,600      91,408
Exelon Corp.                                                          2,300    152,628    11,890      789,020     14,190     941,648
Exxon Mobil Corp.                                                     4,188    171,708    55,310    2,267,710     59,498   2,439,418
Federal Home Loan Bank                          0.75   01/02/2004 1,724,000  1,723,964 5,865,000    5,864,878  7,589,000   7,588,842
Federal Home Loan Mortgage Corp.                                      8,020    467,726    24,516    1,840,171     32,536   2,307,897
FedEx Corp.                                                                                9,120      615,600      9,120     615,600
FirstEnergy Corp.                                                     6,490    228,448     5,700      200,640     12,190     429,088
Fisher Scientific International,
 Inc.                                                                 4,430    183,269                             4,430     183,269
Flextronics International, Ltd.                                      11,730    174,073                            11,730     174,073
Franklin Resources, Inc.                                             11,710    609,623                            11,710     609,623
Gannett Co., Inc.                                                                          4,228      376,968      4,228     376,968
General Electric Co.                                                 12,700    393,446    81,024    2,510,124     93,724   2,903,570
Genzyme Corp.                                                         7,500    370,050     8,100      399,654     15,600     769,704
Getty Images, Inc.                                                    9,430    472,726                             9,430     472,726
Gilead Sciences, Inc.                                                 2,900    168,606     6,700      389,538      9,600     558,144
Global SantaFe Corp.                                                 13,271    329,519                            13,271     329,519
Golden West Financial Corp.                                                                3,900      402,441      3,900     402,441
Goldman Sachs Group, Inc.                                                                  2,785      274,963      2,785     274,963
Guidant Corp.                                                         9,680    582,736    15,260      918,652     24,940   1,501,388
Halliburton Co.                                                      10,590    275,340    20,620      536,120     31,210     811,460
Harley-Davidson, Inc.                                                                      3,200      152,096      3,200     152,096
Hartford Financial Services
  Group, Inc.                                                                              5,270      311,088      5,270     311,088
HCA, Inc.                                                                                  3,100      133,176      3,100     133,176
Hewlett-Packard Co.                                                  14,900    342,253    36,834      846,077     51,734   1,188,330
Hilton Hotels Corp.                                                  10,200    174,726                            10,200     174,726
Hot Topic, Inc.                                                       4,360    128,446                             4,360     128,446
Illinois Tool Works, Inc.                                                                  3,830      321,375      3,830     321,375
Intel Corp.                                                          10,300    331,660    35,400    1,139,880     45,700   1,471,540
InterActiveCorp                                                      10,480    355,586     3,610      122,487     14,090     478,074
International Business Machines
  Corp.                                                               2,670    247,456    19,826    1,837,474     22,496   2,084,929
Investors Financial Services Corp.                                    1,900     72,979                             1,900      72,979
Janus Capital Group, Inc.                                            17,900    293,739                            17,900     293,739
Johnson & Johnson                                                    19,250    994,455    40,871    2,111,396     60,121   3,105,851
Kimberly-Clark Corp.                                                  5,620    332,086     7,460      440,811     13,080     772,897
Kohl's Corp.                                                         15,970    717,692    10,480      470,971     26,450   1,188,663
Koninklijke KPN NV                                                                        20,000      154,218     20,000     154,218
Lamar Advertising Co. (Class A)                                       8,210    306,397                             8,210     306,397
Lehman Brothers Holdings, Inc.                                        4,790    369,884     4,550      351,351      9,340     721,235
Lockheed Martin Corp.                                                 9,710    499,094    10,250      526,850     19,960   1,025,944
Lyondell Chemical Co.                                                12,620    213,909                            12,620     213,909
Magna International, Inc.                                             2,140    171,307     2,720      217,736      4,860     389,043
Marsh & McLennan Cos., Inc.                                                                6,230      298,355      6,230     298,355
Marvell Technology Group, Ltd.                                        4,400    166,892                             4,400     166,892
MBNA Corp.                                                                                12,230      303,916     12,230     303,916
McDonald's Corp.                                                                          11,120      276,110     11,120     276,110
Mellon Financial Corp.                                               16,270    522,430     8,989      288,637     25,259     811,066
Merrill Lynch & Co., Inc.                                            11,930    699,695    21,288    1,248,541     33,218   1,948,236
Microsoft Corp.                                                      39,450  1,086,453   116,872    3,218,655    156,322   4,305,108
Millipore Corp.                                                       2,120     91,266                             2,120      91,266
Monsanto Co.                                                                               1,400       40,292      1,400      40,292
Monster Worldwide, Inc.                                               8,900    195,444                             8,900     195,444
Netscreen Technologies, Inc.                                         13,450    332,888                            13,450     332,888
Network Associates, Inc.                                              9,950    149,648                             9,950     149,648
New York Times Co. (Class A)                                                              22,179    1,059,934     22,179   1,059,934
Newell Rubbermaid, Inc.                                              16,480    375,250    23,640      538,283     40,120     913,532
Noble Corp.                                                           4,600    164,588     6,125      219,153     10,725     383,741
Nokia Corp. (ADR)                                                                          9,940      168,980      9,940     168,980
Nortel Networks Corp.                                                65,660    277,742                            65,660     277,742
Novartis AG                                                                               24,180    1,097,314     24,180   1,097,314
Novellus Systems, Inc.                                                4,970    208,989                             4,970     208,989
PepsiCo, Inc.                                                        10,480    488,578    25,499    1,188,763     35,979   1,677,341
Pfizer, Inc.                                                                              27,625      975,991     27,625     975,991
Porsche AG                                                                                   510      302,344        510     302,344
PPG Industries, Inc.                                                                       8,740      559,535      8,740     559,535
PPL Corp.                                                             4,180    182,875     4,800      210,000      8,980     392,875
Praxair, Inc.                                                                             22,424      856,597     22,424     856,597
Reckitt Benckiser, Plc.                                                                   25,810      582,352     25,810     582,352
Reebok International, Ltd.                                            4,140    162,785                             4,140     162,785
Rite Aid Corp.                                                       15,690     94,768                            15,690      94,768
Roche Holdings AG                                                                          6,400      645,276      6,400     645,276
Rockwell Automation, Inc.                                                                  6,040      215,024      6,040     215,024
Safeway, Inc.                                                                              7,700      168,707      7,700     168,707
SBC Communications, Inc.                                                                  19,200      500,544     19,200     500,544
Schering-Plough Corp.                                                30,150    524,309    43,490      756,291     73,640   1,280,600
Schlumberger, Ltd.                                                                        12,860      703,699     12,860     703,699
Smurfit-Stone Container Corp.                                        18,660    346,516                            18,660     346,516
Southwest Airlines Co.                                               19,500    314,730    10,200      164,628     29,700     479,358
Sprint Corp. (PCS Group)                                             62,620    351,924    33,740      189,619     96,360     541,543
Starwood Hotels & Resorts
  Worldwide, Inc. (Class B)                                                                4,240      152,513      4,240     152,513
State Street Corp.                                                                         5,400      281,232      5,400     281,232
STMicroelectronics NV (ADR)                                          15,480    418,115     7,450      201,225     22,930     619,339
SunTrust Banks, Inc.                                                                       5,300      378,950      5,300     378,950
Symantec Corp.                                                           20        693                                20         693
Talisman Energy, Inc.                                                 3,670    208,781                             3,670     208,781
Target Corp.                                                         13,130    504,192    22,496      863,846     35,626   1,368,038
TCF Financial Corp.                                                   5,090    261,372                             5,090     261,372
Tenet Healthcare Corp.                                               30,790    494,180    46,000      738,300     76,790   1,232,480
Texas Instruments, Inc.                                                                    8,441      247,997      8,441     247,997
The Bank of New York Co., Inc.                                                             6,800      225,216      6,800     225,216
The Chubb Corp.                                                                            7,250      493,725      7,250     493,725
The Dow Chemical Co.                                                  8,880    369,142    12,500      519,625     21,380     888,767
The Home Depot, Inc.                                                  9,360    332,186    30,670    1,088,478     40,030   1,420,665
The May Department Stores Co.                                                             15,500      450,585     15,500     450,585
The Procter & Gamble Co.                                              4,965    495,904    14,853    1,483,518     19,818   1,979,422
The Walt Disney Co.                                                                        9,800      228,634      9,800     228,634
Thermo Electron Corp.                                                 5,550    139,860                             5,550     139,860
Time Warner, Inc.                                                                         60,468    1,087,819     60,468   1,087,819
TJX Cos., Inc.                                                                            30,360      669,438     30,360     669,438
Total S.A. (ADR)                                                                           4,650      430,172      4,650     430,172
Transocean, Inc.                                                      8,140    195,441    10,200      244,902     18,340     440,343
Tyco International, Ltd.                                             27,360    725,040    37,400      991,100     64,760   1,716,140
U.S. Bancorp                                                                              26,750      796,615     26,750     796,615
Union Pacific Corp.                                                   6,630    460,652    11,560      803,189     18,190   1,263,841
United Parcel Service, Inc.
  (Class B)                                                                                6,497      484,351      6,497     484,351
United Technologies Corp.                                                                  1,100      104,247      1,100     104,247
Unocal Corp.                                                          5,200    191,516    19,840      730,707     25,040     922,223
VERITAS Software Corp.                                                                     6,147      228,423      6,147     228,423
Verizon Communications, Inc.                                         11,510    403,771    24,910      873,843     36,420   1,277,614
Viacom, Inc. (Class B)                                                8,564    380,070    37,151    1,648,761     45,715   2,028,832
W.W. Grainger, Inc.                                                                        6,400      303,296      6,400     303,296
Wal-Mart Stores, Inc.                                                                     20,666    1,096,331     20,666   1,096,331
Wells Fargo & Co.                                                                         35,323    2,080,171     35,323   2,080,171
Wyeth                                                                 6,460    274,227    28,905    1,227,017     35,365   1,501,244
Xerox Corp.                                                                               25,300      349,140     25,300     349,140
XL Capital, Ltd. (Class A)                                            3,180    246,609     5,340      414,117      8,520     660,726
                                                                            ----------             ----------            -----------
                                      Totals                                36,537,872             88,775,778            125,313,650
                                                                            ==========             ==========            ===========

        Appendix A - Additional Information About the Acquiring Portfolio

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2003, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2002 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

General....................................................................3
Investment Objectives and Policies.........................................3
Investment Restrictions...................................................14
Investment Practices......................................................27
Resolving Material Conflicts..............................................50
Determination of Net Asset Values.........................................50
Fund Performance..........................................................52
Expenses..................................................................59
Directors and Officers....................................................60
Advisory Arrangements.....................................................64
Distribution Agreements...................................................77
Other Services............................................................79
Portfolio Transactions and Brokerage......................................80
Code of Ethics............................................................83
Description of the Fund...................................................83
Taxes.....................................................................84
Transfer Agent............................................................86
Financial Statements......................................................86
Index Sponsors............................................................86
Appendix A-1 (Description of Bond Ratings)................................89
Appendix A-2 (Description of Commercial Paper Ratings)....................92
Appendix B................................................................93

                                     GENERAL

          Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

          The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Alger Equity Growth Portfolio

          The Portfolio's investment objective is long-term capital appreciation. The Portfolio's assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

          The Portfolio's subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Portfolio's investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Portfolio invests at least 80% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Portfolio may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Portfolio anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

          The Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

          The Portfolio (with respect to 20% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Portfolio may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

          Although the Portfolio's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Balanced Portfolio

          The Portfolio's investment objective is long-term total return from a combination of capital appreciation and current income.

          No more than 5% of the assets of the fixed-income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).

Capital Guardian U.S. Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio may not make loans.

          The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

          The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

          The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

          The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

          The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI Mid Cap Opportunities Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Structured Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

          The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

          The Portfolio's investment objective is long-term capital appreciation. Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

          Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

          Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

          Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 1/3% of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales 'Against the Box'") with up to 20% of its total assets.

          Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

          Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio

          The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

          As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

          The Portfolio may invest in forward foreign currency contracts.

Janus Mid Cap Portfolio

          The Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company.

          The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.

          The Portfolio may invest more than 5% of its assets in inverse floaters, which are debt instruments whose interest bears an inverse relationship to the interest rate on another security.

          The Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.).

Jennison Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

          The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

          The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

          The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

          Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Performance Comparisons" in the section entitled "Fund Performance.")

          Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

          The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

          Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

          Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

MFS Research Managers Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective with their assigned industry responsibility.

          The Portfolio's policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection of progressive, well-managed companies. The Portfolio's non-convertible debt investments, if any, may consist of "investment grade" securities (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by MFS to be of similar quality) and, with respect to no more than 10% of the Portfolio's net assets, securities in the lower rated categories (i.e., securities rated below one of the top four ratings, as described above, or securities which MFS believes to be of similar quality to these lower rated securities (commonly known as "junk bonds")). For a description of bond ratings, see Appendix A to this SAI.

          Consistent with this investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

MFS Total Return Portfolio

          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

          The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

Neuberger Berman Partners Mid Cap Value Portfolio

          The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

          Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Putnam International Stock Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

Salomon Brothers Strategic Bond Opportunities Portfolio

          The Portfolio's investment objective is a high level of total return consistent with preservation of capital.

          Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

          Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

          In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

          The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

          The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

          The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

          The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

          The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

          SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

          At least 80% of the total assets of the Portfolio will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

          (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
(i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

          Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

          The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

          Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices

Scudder Global Equity Portfolio

          The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

          The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

          The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management, the Portfolio's subadviser, to be of comparable quality.

State Street Research Aggressive Growth Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Aurora Portfolio

          As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Bond Income Portfolio

          The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

State Street Research Diversified Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 50% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Investment Trust Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Large Cap Value Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Money Market Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

          In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

          The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

          All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

          In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Structured Equity (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

          For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

          The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-six Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

          Each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:

     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities

          (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

          None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Borrow money, except to the extent permitted by applicable law, regulation or order;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws (this limit does not apply to FI Mid Cap Opportunities; FI Mid Cap Opportunities will not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies);

     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b. Lend portfolio securities in excess of 33[OBJECT OMITTED]% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

Janus Mid Cap Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in
          (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     d. Sell put options other than to close out option positions previously entered into.

Putnam International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs").

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions

For each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to Janus Mid Cap.

     3.   No Portfolio may make any short sale.

     4. No Portfolio (except for Janus Mid Cap) may participate on a joint or joint and several basis in any trading account in securities.

None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

          The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

          Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

          The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

          A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                       Portfolios
--------------------                       ----------

Equity Securities                          All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Convertible Securities                     All Portfolios other than Street
                                           Research Money Market

Fixed-income Securities                    All Portfolios

Money Market Instruments                   All Portfolios

U.S. Government Securities                 All Portfolios

Mortgage-Related Securities                All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Stripped Mortgage Securities               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Asset-backed Securities                    All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Zero Coupon Securities                     All Portfolios other than State
                                           Street Research Money Market and
                                           Equity Index Portfolios

Lower Rated Fixed-income Securities        All Portfolios other than State
(High Yield Debt)                          Street Research Money Market and
                                           Equity Index Portfolios

Foreign Securities                         All Portfolios

High Yield/High Risk Foreign Sovereign     All Portfolios other than Equity
Debt Securities                            Index Portfolios and State Street
                                           Research Money Market

Brady Bonds                                All Portfolios other than Equity
                                           Index Portfolios, MFS Investors
                                           Trust, FI Mid Cap Opportunities and
                                           FI Structured Equity

Foreign Equity Depositary Receipts         All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Yankee Bonds                               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Foreign Currency Transactions, including   All Portfolios other than Russell
Forward Contracts, Futures and Options     2000 Index, MetLife Mid Cap Stock
                                           Index and MetLife Stock Index (except
                                           that Neuberger Berman Partners Mid
                                           Cap Value may not purchase options on
                                           foreign currencies)

Emerging Markets                           All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities and FI Structured
                                           Equity

Obligations of Supranational Agencies      All Portfolios other than Equity
                                           Index Portfolios

Illiquid Securities                        All Portfolios

Rule 144A Securities                       All Portfolios

Real Estate Investment Trusts              All Portfolios other than State
                                           Street Research Money Market

Investment Company Securities              All Portfolios

Exchange Traded Funds                      All Portfolios other than State
                                           Street Research Money Market

Repurchase Agreements                      All Portfolios

Reverse Repurchase Agreements              All Portfolios other than FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Dollar Rolls                               All Portfolios other than FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Purchasing and Selling Options on          All Portfolios other than Neuberger
Securities                                 Berman Partners Mid Cap Value, State
                                           Street Research Money Market and MFS
                                           Investors Trust

Purchasing and Selling Futures (and        All Portfolios other than Neuberger
options  thereon)                          Berman Partners Mid Cap Value, State
                                           Street Research Money Market and
                                           Harris Oakmark Focused Value (MFS
                                           Investors Trust may not engage in
                                           options on futures)

Eurodollar Futures and Options             All Portfolios other than State
                                           Street Research Money Market,
                                           Neuberger Berman Partners Mid Cap
                                           Value, FI Mid Cap Opportunities and
                                           FI Structured Equity

Loan Participations and Assignments        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Swaps, Caps, Floors, Collars, Etc.         All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities and FI Structured
                                           Equity (Neuberger Berman Partners Mid
                                           Cap Value may not engage in swaps)

Inverse Floaters                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Structured Notes                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Capital Securities                         All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Payment-in-Kind securities ("PIKs")        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Warrants                                   All Portfolios other than State
                                           Street Research Money Market

Indexed Securities                         All Portfolios other than State
                                           Street Research Money Market

When Issued Securities                     All Portfolios

Forward Commitments                        All Portfolios other than State
                                           Street Research Money Market

Hybrid Instruments                         All Portfolios other than State
                                           Street Research Money Market (up to
                                           10% of total assets for T. Rowe Price
                                           Large Cap Growth and T. Rowe Price
                                           Small Cap Growth)

Short Sales "Against the Box"              Alger Equity Growth, Harris Oakmark
                                           Focused Value, MFS Investors Trust,
                                           MFS Research Managers, MFS Total
                                           Return and State Street Research Bond
                                           Income

Lending of Portfolio Securities            All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

          Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Portfolio may realize a capital loss on its investment if the security was purchased at a premium and a Portfolio may be forced to replace the called security with a lower yielding security.

          Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of a Portfolio to increase or decrease.

          Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

          The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

          There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

          Percent change in bond price = - (Duration x Absolute change in yield).

          For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

          The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

          U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

          Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

          Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

          Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

          U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

          Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

          Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Securities ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

          Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

          Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

          As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

          In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

          Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

          Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

          Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

          Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

          Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

          In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

          If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady

Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Each Portfolio may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

          Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

          To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

          Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. The Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Portfolio, the subadviser, its affiliates and their respective clients and other service providers. The Portfolios may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

          Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolios. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of State Street Research Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of State Street Research Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

          Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Structured Equity, Jennison Growth and Capital Guardian U.S. Equity).

          Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

          Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

          ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

          ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their et asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into these agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

          The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

          A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that the Portfolio will be able to effect such compensation.

          The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

          There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

          Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

          Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

          An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to realize any profit. If the Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Portfolio purchases foreign futures or options.

          The successful use of transactions in futures and options depends in part on the ability of the Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

          Future Developments - The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

          Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than
the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

          Closing a written call option will permit the Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          The Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

          Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

          The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

          When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

          Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

          The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

          (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

          (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

          (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

          (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

          If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's adviser or subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

          The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

          Each Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

          Structured notes can serve many different purposes in the management of the Portfolio. For example, they can be used to increase the Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Portfolio hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

          Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.

dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Hybrid instruments may bear interest or pay preferred dividends and below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

          Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

          Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be the subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

          The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                          RESOLVING MATERIAL CONFLICTS

          Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NEF"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NEF, MetLife Investors, or General American.

          A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NEF, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

          The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

          If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

          Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)

          Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

          Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

          Equity securities traded on a national securities exchange or exchanges are valued at their last sale priceon the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

          Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price).

          Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

          Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

          The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market

          The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.

          By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                FUND PERFORMANCE

          Information about the performance of the Portfolio is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Portfolio is based on that Portfolio's past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance and variable annuity products and for Qualified Plans and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products or under Qualified Plans for which the Fund serves as an investment vehicle.

          Each Portfolio may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently MetLife Advisers. If these arrangements had not been in effect, certain Portfolio's total return would have been lower (see "Expense Agreement" under "Expenses" below).

          Below are the average annual total returns for each class of shares of each Portfolio for periods ended December 31, 2002.

--------------------------------------------------------------------------------------
                            Average Annual Total Return
--------------------------------------------------------------------------------------
                                                                              Since
            Portfolio                 One Year   Five Years   Ten Years   Commencement
--------------------------------------------------------------------------------------
Alger Equity Growth
--------------------------------------------------------------------------------------
Class A                                -33.17        0.12        N/A           9.11
--------------------------------------------------------------------------------------
Class B*                               -33.42       -0.13        N/A           8.86
--------------------------------------------------------------------------------------
Class E**                              -33.24       -0.03        N/A           8.96
--------------------------------------------------------------------------------------
Balanced Portfolio (1)
--------------------------------------------------------------------------------------
Class A                                -13.54       -3.45        N/A           4.40
--------------------------------------------------------------------------------------
Class E**                              -13.72       -3.60        N/A           4.25
--------------------------------------------------------------------------------------
Capital Guardian U.S. Equity
--------------------------------------------------------------------------------------
Class A                                 N/A          N/A         N/A         -21.00
--------------------------------------------------------------------------------------
Class B                                 N/A          N/A         N/A         -21.10
--------------------------------------------------------------------------------------
Davis Venture Value
--------------------------------------------------------------------------------------
Class A                                -16.37        1.82        N/A          11.71
--------------------------------------------------------------------------------------
Class B*                               -16.62        1.57        N/A          11.46
--------------------------------------------------------------------------------------
Class E**                              -16.55        1.67        N/A          11.56
--------------------------------------------------------------------------------------
FI Mid Cap Opportunities
--------------------------------------------------------------------------------------
Class A                                 N/A          N/A         N/A         -18.10
--------------------------------------------------------------------------------------
Class B                                 N/A          N/A         N/A         -18.20
--------------------------------------------------------------------------------------
Class E                                 N/A          N/A         N/A         -18.20
--------------------------------------------------------------------------------------
FI Structured Equity (2)
--------------------------------------------------------------------------------------
Class A                                -19.45       -2.20        N/A           8.38
--------------------------------------------------------------------------------------
Class B*                               -19.70       -2.45        N/A           8.13
--------------------------------------------------------------------------------------
Class E**                              -19.56       -2.35        N/A           8.23
--------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth
--------------------------------------------------------------------------------------
Class A                                -27.81        N/A         N/A         -23.43
--------------------------------------------------------------------------------------
Class B                                -28.04        N/A         N/A         -23.68
--------------------------------------------------------------------------------------
Class E                                -27.82        N/A         N/A         -23.58
--------------------------------------------------------------------------------------
Harris Oakmark Focused Value (3)
--------------------------------------------------------------------------------------
Class A                                -8.83         5.88        N/A          10.98
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                               Average Annual Total Return
------------------------------------------------------------------------------------------
                                                                                  Since
               Portfolio                  One Year   Five Years   Ten Years   Commencement
------------------------------------------------------------------------------------------
Class B***                                  -9.06        5.63         N/A         10.73
------------------------------------------------------------------------------------------
Class E***                                  -8.98        5.73         N/A         10.83
------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value
------------------------------------------------------------------------------------------
Class A                                    -14.16        N/A          N/A          0.83
------------------------------------------------------------------------------------------
Class B*                                   -14.41        N/A          N/A          0.58
------------------------------------------------------------------------------------------
Class E**                                  -14.29        N/A          N/A          0.68
------------------------------------------------------------------------------------------
Janus Mid Cap
------------------------------------------------------------------------------------------
Class A                                    -28.98       -1.31         N/A          3.20
------------------------------------------------------------------------------------------
Class B***                                 -29.17       -1.56         N/A          2.95
------------------------------------------------------------------------------------------
Class E***                                 -23.05       -1.46         N/A          3.05
------------------------------------------------------------------------------------------
Jennison Growth
------------------------------------------------------------------------------------------
Class A                                      N/A         N/A          N/A        -22.90
------------------------------------------------------------------------------------------
Class B                                      N/A         N/A          N/A        -23.00
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
------------------------------------------------------------------------------------------
Class A                                     10.24        N/A          N/A          6.87
------------------------------------------------------------------------------------------
Class B***                                   9.94        N/A          N/A          6.62
------------------------------------------------------------------------------------------
Class E***                                  10.05        N/A          N/A          6.72
------------------------------------------------------------------------------------------
Loomis Sayles Small Cap
------------------------------------------------------------------------------------------
Class A                                    -21.56       -0.50         N/A          8.22
------------------------------------------------------------------------------------------
Class B*                                   -21.81       -0.75         N/A          7.97
------------------------------------------------------------------------------------------
Class E**                                  -21.64       -0.65         N/A          8.07
------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index
------------------------------------------------------------------------------------------
Class A                                    -14.91        N/A          N/A         -4.20
------------------------------------------------------------------------------------------
Class B***                                 -15.11        N/A          N/A         -4.45
------------------------------------------------------------------------------------------
Class E***                                 -15.02        N/A          N/A         -4.35
------------------------------------------------------------------------------------------
MetLife Stock Index
------------------------------------------------------------------------------------------
Class A                                    -22.32       -0.84        8.96         10.02
------------------------------------------------------------------------------------------
Class B***                                 -22.52       -1.09        8.71          9.77
------------------------------------------------------------------------------------------
Class E***                                 -22.41       -0.99        8.81          9.87
------------------------------------------------------------------------------------------
Met/Putnam Voyager
------------------------------------------------------------------------------------------
Class A                                    -28.90        N/A          N/A        -31.89
------------------------------------------------------------------------------------------
Class B*                                   -29.15        N/A          N/A        -32.14
------------------------------------------------------------------------------------------
Class E**                                  -28.97        N/A          N/A        -32.04
------------------------------------------------------------------------------------------
MFS Investors Trust
------------------------------------------------------------------------------------------
Class A                                    -20.20        N/A          N/A         -9.69
------------------------------------------------------------------------------------------
Class B*                                   -20.45        N/A          N/A         -9.94
------------------------------------------------------------------------------------------
Class E**                                  -20.24        N/A          N/A         -9.84
------------------------------------------------------------------------------------------
MFS Research Managers
------------------------------------------------------------------------------------------
Class A                                    -24.12        N/A          N/A         -9.54
------------------------------------------------------------------------------------------
Class E**                                  -24.21        N/A          N/A         -9.69
------------------------------------------------------------------------------------------
MFS Total Return (4)
------------------------------------------------------------------------------------------
Class A                                     -5.37        2.97        9.24          9.51
------------------------------------------------------------------------------------------
Class B*                                    -5.62        2.72        8.99          9.26
------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index
------------------------------------------------------------------------------------------
Class A                                    -16.63        N/A          N/A         -6.57
------------------------------------------------------------------------------------------
Class B***                                 -16.76        N/A          N/A         -6.82
------------------------------------------------------------------------------------------
Class E***                                 -16.65        N/A          N/A         -6.72
------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value
------------------------------------------------------------------------------------------
Class A                                     -9.64        N/A          N/A          8.93
------------------------------------------------------------------------------------------
Class B***                                  -9.91        N/A          N/A          8.68
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 Average Annual Total Return
------------------------------------------------------------------------------------------------
                                                                                        Since
                 Portfolio                      One Year   Five Years   Ten Years   Commencement
------------------------------------------------------------------------------------------------
Class E***                                        -9.71        N/A         N/A           8.78
------------------------------------------------------------------------------------------------
Putnam International Stock (5)
------------------------------------------------------------------------------------------------
Class A                                          -17.52       -3.42        2.35          0.94
------------------------------------------------------------------------------------------------
Class B*                                         -17.77       -3.67        2.10          0.69
------------------------------------------------------------------------------------------------
Class E**                                        -17.62       -3.57        2.20          0.79
------------------------------------------------------------------------------------------------
Russell 2000 Index
------------------------------------------------------------------------------------------------
Class A                                          -20.48        N/A         N/A          -0.03
------------------------------------------------------------------------------------------------
Class B***                                       -20.62        N/A         N/A          -0.28
------------------------------------------------------------------------------------------------
Class E***                                       -20.58        N/A         N/A          -0.18
------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities
------------------------------------------------------------------------------------------------
Class A                                            9.61        5.38        N/A           8.48
------------------------------------------------------------------------------------------------
Class B*                                           9.36        5.13        N/A           8.23
------------------------------------------------------------------------------------------------
Class E**                                          9.36        5.23        N/A           8.33
------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
------------------------------------------------------------------------------------------------
Class A                                            7.94        6.52        N/A           7.31
------------------------------------------------------------------------------------------------
Class B*                                           7.69        6.27        N/A           7.06
------------------------------------------------------------------------------------------------
Class E**                                          7.71        6.37        N/A           7.16
------------------------------------------------------------------------------------------------
Scudder Global Equity
------------------------------------------------------------------------------------------------
Class A                                          -16.01        0.13        N/A           1.70
------------------------------------------------------------------------------------------------
Class E**                                        -16.12       -0.02        N/A           1.55
------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth
------------------------------------------------------------------------------------------------
Class A                                          -28.72       -5.33        3.14          8.00
------------------------------------------------------------------------------------------------
Class E**                                        -28.79       -5.48        2.99          7.85
------------------------------------------------------------------------------------------------
State Street Research Aurora
------------------------------------------------------------------------------------------------
Class A                                          -21.31        N/A         N/A           4.81
------------------------------------------------------------------------------------------------
Class B***                                       -21.48        N/A         N/A           4.56
------------------------------------------------------------------------------------------------
Class E***                                       -21.49        N/A         N/A           4.66
------------------------------------------------------------------------------------------------
State Street Research Bond Income (6)(7)
------------------------------------------------------------------------------------------------
Class A                                            8.46        6.74        7.80          9.44
------------------------------------------------------------------------------------------------
Class B*                                           8.17        6.49        7.55          9.19
------------------------------------------------------------------------------------------------
Class E**                                          8.31        6.59        7.65          9.29
------------------------------------------------------------------------------------------------
State Street Research Diversified
------------------------------------------------------------------------------------------------
Class A                                          -13.88        1.17        7.35          8.74
------------------------------------------------------------------------------------------------
Class E**                                        -13.93        1.02        7.20          8.59
------------------------------------------------------------------------------------------------
State Street Research Investment Trust
------------------------------------------------------------------------------------------------
Class A                                          -26.13       -2.67        7.28         10.08
------------------------------------------------------------------------------------------------
Class B***                                       -26.28       -2.92        7.03          9.83
------------------------------------------------------------------------------------------------
Class E***                                       -26.21       -2.82        7.13          9.93
------------------------------------------------------------------------------------------------
State Street Research Large Cap Value
------------------------------------------------------------------------------------------------
Class A                                            N/A         N/A         N/A         -19.95
------------------------------------------------------------------------------------------------
Class B                                            N/A         N/A         N/A         -20.12
------------------------------------------------------------------------------------------------
Class E                                            N/A         N/A         N/A         -20.01
------------------------------------------------------------------------------------------------
State Street Research Money Market (6)(7)
------------------------------------------------------------------------------------------------
Class A                                            1.43        4.34        4.47          5.92
------------------------------------------------------------------------------------------------
Class B*                                           1.17        4.09        4.22          5.67
------------------------------------------------------------------------------------------------
Class E**                                          1.28        4.19        4.32          5.77
------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth
------------------------------------------------------------------------------------------------
Class A                                          -23.24        N/A         N/A          -1.79
------------------------------------------------------------------------------------------------
Class B*                                         -23.49        N/A         N/A          -2.04
------------------------------------------------------------------------------------------------
Class E**                                        -23.29        N/A         N/A          -1.94
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Average Annual Total Return
---------------------------------------------------------------------------------
                                                                        Since
           Portfolio             One Year   Five Years   Ten Years   Commencement
---------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
---------------------------------------------------------------------------------
Class A                           -26.68       -4.29         N/A         -0.80
---------------------------------------------------------------------------------
Class B*                          -26.93       -4.54         N/A         -1.05
---------------------------------------------------------------------------------
Class E**                         -26.78       -4.44         N/A         -0.95
---------------------------------------------------------------------------------
Zenith Equity (6) (8)
---------------------------------------------------------------------------------
Class A                           -21.94       -0.72        7.84         16.46
---------------------------------------------------------------------------------

(1) On May 1, 2000, Wellington Management became subadviser to the Portfolio, succeeding Loomis Sayles.

(2) On May 1, 2002, FMR became the subadviser to the Portfolio, succeeding Westpeak Investment Advisors, L.P.

(3) On May 1, 2000, Harris Associates became subadviser to the Portfolio, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Portfolio, succeeding Loomis Sayles.

(4) On July 1, 2001, MFS became subadviser to the Portfolio, succeeding Back Bay Advisors, L.P. ("Back Bay Advisors").

(5) On January 24, 2000, Putnam Investment Management, LLC became subadviser to the Portfolio, succeeding Santander Global Advisors, Inc.

(6) Zenith Equity, State Street Research Bond Income and State Street Research Money Market commenced operations on August 26, 1983 and their average annual total returns since commencement have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the average annual total returns since commencement have been calculated for the S&P 500, Lehman Intermediate Government/Credit Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(7) On July 1, 2001, State Street Research & Management Company ("State Street Research") became subadviser to the Portfolio, succeeding Back Bay Advisors.

(8) On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity, but MetLife Advisers remained as adviser. CGM was the adviser to Zenith Equity from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

*** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Calculations of Yield and Total Return

          Yield and Effective Yield of State Street Research Money Market. The yield of State Street Research Money Market represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of State Street Research Money Market will vary depending on prevailing interest rates, the operating expenses of State Street Research Money Market and the quality, maturity and type of instruments held in the portfolio of State Street Research Money Market. Yield information may be useful in reviewing State Street Research Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of State Street Research Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by MetLife, NEF, General American, or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of State Street Research Money Market may be for any specified period in the future.

          For the seven day period ending December 31, 2002, State Street Research Money Market had a yield of 1.11% and an effective yield of 1.12%.

          Calculation of Total Return. Total return is a measure of the change in value of an investment in a class of the Portfolio over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

          The formula for total return used by a Portfolio includes three steps:
(i) adding to the total number of shares purchased by a hypothetical $1,000 investment in a class of a Portfolio all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (ii) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of each class on the last trading day of the period; and (iii) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by MetLife Advisers. Total return would be lower for these Portfolios if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Portfolio should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

          The SEC standardized total return for the Class B shares and Class E shares of each Portfolio is the SEC standardized total return of the Class A shares of that Portfolio adjusted for the expenses allocable to the relevant class of shares. The Fund may also advertise, or provide to the separate accounts, other non-standardized Class B or Class E total returns of the same types the Fund advertises or provides with respect to Class A. The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Portfolio as of the date of inception of such class of shares.

Performance Comparisons

          Total Return. Each Portfolio may, from time to time, include its total return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Portfolio may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Portfolio is based on the Portfolio's past performance and is not intended to indicate future performance.

          Total return may also be used to compare the performance of each class of a Portfolio against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Government/Credit Bond Index, the Lehman Intermediate Government Bond Index, the S&P/Barra Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund

Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the MSCI EAFE Index, the MSCI World Index, the Russell 2500 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell Midcap Growth Index, the Russell Select Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

          The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

          The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks.

          The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

          The Lehman Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman
Government/Credit Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

          The Lehman Intermediate Government Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and having maturities of between one and ten years.

          The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

          The S&P/Barra Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. The S&P/Barra Value Index is compiled by Barra.

          The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

          The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

          The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

          The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

          The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

          The MSCI World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          The Russell 2500 Growth Index(R) measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Value Index is a market capitalization-weighted index of value oriented stocks of the largest U.S. domiciled companies. Value oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $490 million as of its last reconstitution date, June 30, 2002. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

          The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 2002, the average market capitalization of companies in the Russell Midcap Index was $3.6 billion. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          From time to time, articles about a Portfolio regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)

                                    EXPENSES

Expense Agreement

          Pursuant to an expense agreement relating to each class of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, Morgan Stanley EAFE Index and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2003 to April 30, 2004, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager and Morgan Stanley EAFE Index) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, MFS Investors Trust and MFS Research Managers, and five in the case of FI Mid Cap Opportunities and State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2003 to April 30, 2004 are as follows:

-------------------------------------------------------------------
Portfolio                                 Expense Limit Agreement
-------------------------------------------------------------------
                                        Class A   Class B   Class E
-------------------------------------------------------------------
FI Mid Cap Opportunities                 1.05%     1.30%     1.20%
-------------------------------------------------------------------
Franklin Templeton Small Cap Growth      1.15%     1.40%     1.30%
-------------------------------------------------------------------
Met/Putnam Voyager                       1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Investors Trust                      1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Research Managers                    1.00%     1.25%     1.15%
-------------------------------------------------------------------
Morgan Stanley EAFE Index                0.75%     1.00%     0.90%
-------------------------------------------------------------------
State Street Research Large Cap Value    0.95%     1.20%     1.10%
-------------------------------------------------------------------

Additional Information About Expenses

          Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

          The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2002 and what each Portfolio's expenses would have been without the expense agreement for the same period.

---------------------------------------------------------------------------------------------------------------
                                      Total Operating Expenses (as a         Total Operating Expenses (as a
                                      percentage of average daily net   percentage of average daily net assets)
Portfolio                                          assets)                   without the expense agreement
---------------------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E           Class A   Class B   Class E
---------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities (1)             0.95%     1.20%     1.10%             4.42%     4.67%     4.57%
---------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth      1.05%     1.30%     1.20%             1.51%     1.76%     1.66%
---------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index              0.43%     0.68%     0.58%             0.43%     0.68%     0.58%
---------------------------------------------------------------------------------------------------------------
Met/Putnam Voyager (2)                   1.00%     1.25%     1.15%             1.07%     1.32%     1.22%
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                          Total Operating Expenses         Total Operating Expenses (as a
                                       (as a percentage of average    percentage of average daily net assets)
Portfolio                                    daily net assets)             without the expense agreement
-------------------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E         Class A   Class B   Class E
-------------------------------------------------------------------------------------------------------------
MFS Investors Trust (2)                  0.90%     1.15%     1.05%           1.34%     1.59%     1.49%
-------------------------------------------------------------------------------------------------------------
MFS Research Managers                    0.90%      N/A      1.05%           1.14%      N/A      1.29%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                0.73%     0.98%     0.88%           0.79%     1.04%     0.94%
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index                       0.49%     0.74%     0.64%           0.49%     0.74%     0.64%
-------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government (3)     0.70%     0.95%     0.85%           0.70%     0.95%     0.85%
-------------------------------------------------------------------------------------------------------------
State Street Research Large Cap          0.85%     1.10%     1.00%           2.33%     2.58%     2.48%
Value (4)
-------------------------------------------------------------------------------------------------------------

(1) Expenses for each class computed on an annualized basis. Each class commenced operations on May 1, 2002.

(2) Class B expenses computed on an annualized basis. Class B commenced operations on May 1, 2002.

(3) Class B expenses computed on an annualized basis. Class B commenced operations on July 30, 2002.

(4) Expenses for each class computed on an annualized basis. Class A and Class E commenced operations on May 1, 2002.
     Class B commenced operations on July 30, 2002.

          These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS

            The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors

          Each Director below is an "interested person" (as defined by the 1940
Act) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

------------------------------------------------------------------------------------------------------------
                                  Current
                               position(s) with    Position(s)   Principal occupations over past five years,
 Name and address       Age        Fund            held since         including other directorships/(1)/
------------------------------------------------------------------------------------------------------------
Anne M. Goggin           54   Director, Chairman      2002       Chief Counsel-Individual Business, MetLife;
Metropolitan Life             of the Board,                      Trustee and Chairman of the Board, New
Insurance Company             President and                      England Zenith Fund ("Zenith Fund")*;
1 Madison Avenue              Chief Executive                    Senior Vice President and General Counsel,
New York, NY 10010            Officer                            New England Financial ("NEF"); Chair of the
                                                                 Board of Managers, President and Chief
                                                                 Executive Officer, MetLife Advisers;
                                                                 Director, New England Securities
                                                                 Corporation ("NES"); formerly, General
                                                                 Counsel, Secretary and Clerk, NES,
                                                                 1993-1999.
------------------------------------------------------------------------------------------------------------
Arthur G. Typermass      65   Director                1998       Formerly, Senior Vice-President and
43 Chestnut Street                                               Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
------------------------------------------------------------------------------------------------------------

Non-Interested Directors

          Each Director below is not an "interested person" (as defined by the 1940 Act).


------------------------------------------------------------------------------------------------------------------
                                      Current
                                  position(s) with   Position(s)
    Name and address        Age        Fund           held since   Principal occupations over past five years/(1)/
------------------------------------------------------------------------------------------------------------------
Steve A. Garban+             65   Director               1993      Formerly, Chief Financial Officer, Senior Vice
The Pennsylvania State                                             President Finance and Operations and Treasurer,
University                                                         The Pennsylvania State University.
208 Old Main
University Park, PA 16802
------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf             55   Director               2000      Vice President and Chief Investment Officer,
Ford Foundation                                                    Ford Foundation.
320 E. 43rd Street
New York, NY 10017
------------------------------------------------------------------------------------------------------------------
Dean O. Morton+              71   Director               1993      Formerly, Executive Vice President, Chief
3200 Hillview Avenue                                               Operating Officer and Director, Hewlett-Packard
Palo Alto, CA  94304                                               Company.
------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton+     65   Director               1993      Jay W. Forrester Professor of Management
Massachusetts Institute                                            (Emeritus) at Sloan School of Management, MIT.
of Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt+             64   Director               2001      President, since 1999, and formerly, Vice
3409 Pacific Avenue                                                President, Founders Investments, Ltd.
San Francisco, CA  94118
------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle             69   Director               2001      Counsel, Womble Carlyle Sandrie & Rice;
400 Urbano Drive                                                   Director, Textron Corporation*; Director,
San Francisco, CA  94127                                           Gannet Corporation*; Director, Eastman Chemical
                                                                   Company*; Director, Waste Management, Inc.*;
                                                                   Director, Armstrong Holdings Inc.*; Director,
                                                                   FPL Group Inc.*; formerly, Senior Partner,
                                                                   Arnelle, Hastie, McGee, Willis and Greene.
------------------------------------------------------------------------------------------------------------------

Officers


--------------------------------------------------------------------------------------------------------------
                                  Current
                              position(s) with   Position(s)
    Name and address    Age        Fund          held since    Principal occupations over past five years/(1)/
--------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.     59   Senior Vice            2002      Manager and Senior Vice President, MetLife
MetLife Advisers, LLC         President                        Advisers; Senior Vice President, Zenith Fund,
501 Boylston Street                                            Since 1995; Vice President, NEF.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Peter Duffy              47   Vice President         2000      Senior Vice President, MetLife Advisers, since
MetLife Advisers, LLC         and Treasurer                    December 1998; Vice President, since 2002, and
501 Boylston Street                                            Treasurer, since 1998, Zenith Fund; Senior Vice
Boston, MA  02116                                              President; NEF; formerly Senior Vice President,
                                                               New England Funds, L.P.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Thomas M. Lenz           44    Vice President        2002      General Counsel and Secretary, MetLife
MetLife Advisers, LLC          and Secretary                   Advisers, since 1998; Assistant General
501 Boylston Street                                            Counsel, MetLife; Vice President, since 2002,
Boston, MA 02116                                               and Secretary, since 1998, Zenith Fund;
                                                               formerly, Vice President, State Street Bank and
                                                               Trust Company.
--------------------------------------------------------------------------------------------------------------
David W. Allen           46    Senior Vice           2002      Head of Individual Life Product Management,
Metropolitan Life              President                       MetLife; Senior Vice President, Zenith Fund,
Insurance Company                                              since 2002.
501 Boylston Street
Boston, MA 02116
--------------------------------------------------------------------------------------------------------------
Hugh McHaffie            44    Senior Vice           2000      Senior Vice President, MetLife, since 1999;
Metropolitan Life              President                       Senior Vice President, Zenith Fund, since 2002;
Insurance Company                                              formerly Vice President, Manufacturers Life
501 Boylston Street                                            North America.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt       47    Vice President        2002      Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones      47    Vice President        2000      Assistant Vice President, since 1998, and
Metropolitan Life                                              formerly, Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
--------------------------------------------------------------------------------------------------------------

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

/(1)/ Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Zenith Fund, New England Financial, New England Funds, L.P., or NES are omitted if not materially different.

(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").

Director Beneficial Ownership

     The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

--------------------------------------------------------------------------------------------------------
                                                         Dollar Range of Equity   Dollar Range of Equity
                                                             Securities in              Securities
     Director                Name of Portfolio             the Portfolio/(1)/          In the Fund/1/
--------------------------------------------------------------------------------------------------------
Arthur G. Typermass   Putnam International Stock            $10,001-$ 50,000          Over $100,000
                      Portfolio
                      ---------------------------------------------------------
                      MetLife Stock Index Portfolio         $50,001-$100,000
                      ---------------------------------------------------------
                      State Street Research Aggressive      $50,001-$100,000
                      Growth Portfolio
--------------------------------------------------------------------------------------------------------

/(1)/ Represents ownership, as of December 31, 2002, of insurance products that utilize the Fund as an investment vehicle.

Committees of the Board

          The Directors have delegated certain authority to an Audit Committee and the sub-committee of the Audit Committee described below (the "Contract Review Sub-committee"). The Audit Committee is comprised of Messrs. Garban, Dean
O. Morton, and Michael S. Scott Morton and Ms. Strumpf, all of whom are Directors who are not interested persons of the Fund. The Contract Review Sub-committee consists of Mr. Garban and Ms. Strumpf.

          The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and nonaudit activities of the independent accountants. Mr. Garban currently serves as chairman of the Audit Committee.

          The Contract Review Sub-committee from time to time reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") and any other contracts that may be referred to it by the Board.

          During 2002, the Audit Committee met two times and the Contract Review Sub-committee met two times.

Board Approval of the Existing Advisory and Subadvisory Agreements

          In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

          The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory of such Portfolio.

          With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

          The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees

          The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

          The Directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each Directors' meeting they attend, $500 for each Audit Committee meeting they attend, $1,500 for each Contract Review Sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the Audit Committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.

          During the fiscal year ended December 31, 2002, the persons who were then Directors of the Fund received the amounts set forth below.

----------------------------------------------------------------
                                              Total Compensation
                              Aggregate       from the Fund and
                          Compensation from   Fund Complex Paid
  Name of Director(a)         the Fund        to Directors (a)
----------------------------------------------------------------
Linda B. Strumpf               $33,000              $ 33,000
----------------------------------------------------------------
Steve A. Garban                $34,500              $119,000
----------------------------------------------------------------
H. Jesse Arnelle               $29,000              $29,000
----------------------------------------------------------------
Dean O. Morton                 $30,000              $119,700
----------------------------------------------------------------
Michael S. Scott Morton        $29,000              $119,700
----------------------------------------------------------------
Arthur G. Typermass            $29,000              $29,000
----------------------------------------------------------------
Toby Rosenblatt                $29,000              $108,900
----------------------------------------------------------------

(a) The Fund and the Fund Complex includes State Street Research Funds and is comprised of a total of 45 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2002.

          The Fund provides no pension or retirement benefits to Directors.

          At March 31, 2003, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

          Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.

          In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

          MetLife Advisers (formerly, New England Investment Management, Inc. ("NEIM")) is a Delaware limited liability company. On January 1, 2001 NEIM converted to a Delaware limited liability company pursuant to Delaware law. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of New England Life Insurance Company ("NELICO") owns all of the voting interests in MetLife Advisers. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Other than NELHI, each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI, the previous owner of 100% of the shares of NEIM, was the sole member of MetLife Advisers immediately following MetLife Advisers' conversion to a Delaware limited liability company.

          Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

          Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

          State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

          Putnam Investment Management, LLC ("Putnam"), subadviser to Putnam International Stock and Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

          Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Janus Capital Management LLC ("Janus"), subadviser to Janus Mid Cap, is a subsidiary of Janus Capital Group Inc. On January 1, 2003, Janus Capital Corporation and its parent, Stilwell Financial Inc., merged into Janus Capital Group Inc. ("Janus Capital Group"), a publicly-traded holding company with principal operations in financial asset management businesses. Janus Capital Group owns approximately 92% of Janus, and certain Janus employees directly own approximately 8%.

          Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, LLC.

          T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

          Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

          Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Wellington Management, subadviser to the Balanced Portfolio, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

          Fred Alger Management, Inc. ("Alger Management"), subadviser to Alger Equity Growth, provides investment management services to mutual funds and to other institutions and individuals. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the 1940 Act, to control that company and its subsidiaries.

          Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

          Salomon Brother Asset Management Inc ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to Salomon Brothers U.S. Government and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Salomon Brothers Strategic Bond Opportunities. SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of Salomon Brothers Strategic Bond Opportunities. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly-owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Citigroup. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act.

          MFS, subadviser to MFS Investors Trust, MFS Research Managers and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

          Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services 1968.

          Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC, was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, international equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

          Fidelity Management & Research Company ("FMR"), subadviser to FI Structured Equity and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Advisory Fees

          The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
Alger Equity Growth                                   .75%        First $1 billion
                                                      .70%        Over $1 billion

Balanced Portfolio (a)                                .70%        First $200 million
                                                     .675%        Over $200 million

Capital Guardian U.S. Equity                          .70%        First $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next 1.5 billion
                                                      .55%        Over $2 billion

Davis Venture Value                                   .75%        First $1 billion
                                                      .70%        Over $1 billion

FI Mid Cap Opportunities                              .80%        First $250 million
                                                      .75%        Next $500 million
                                                      .70%        Over $750 million

FI Structured Equity (b)                              .70%        First $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next $1.5 billion
                                                      .55%        Over $2 billion

Franklin Templeton Small Cap Growth                   .90%        First $500 million
                                                      .85%        Over $500 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
Harris Oakmark Focused Value (c)                      .75%        All assets

Harris Oakmark Large Cap Value (d)                    .75%        First $250 million
                                                      .70%        Over $250 million

Janus Mid Cap (d)                                     .75%        First $100 million
                                                      .70%        Next $400 million
                                                      .65%        Over $500 million

Jennison Growth                                       .70%        First  $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next $1.5 billion
                                                      .55%        Over $2 billion

Lehman Aggregate Bond Index (d)                       .25%        All Assets

Loomis Sayles Small Cap (e)                           .90%        First $500 million
                                                      .85%        Over $500 million

MetLife Mid Cap Stock Index (d)                       .25%        All Assets

MetLife Stock Index (d)                               .25%        All Assets

Met/Putnam Voyager (d)                                .80%        First $500 million
                                                      .75%        Next $500 million
                                                      .70%        Over $1 billion

MFS Investors Trust                                   .75%        All assets

MFS Research Managers                                 .75%        All assets

MFS Total Return                                      .50%        All assets

Morgan Stanley EAFE Index (d)                         .30%        All Assets

Neuberger Berman Partners Mid Cap Value (d)           .70%        First $100 million
                                                     .675%        Next $250 million
                                                      .65%        Next $500 million
                                                     .625%        Next $750 million
                                                      .60%        Over $1.6 billion

Putnam International Stock (d) (f)                    .90%        First $500 million
                                                      .85%        Next $500 million
                                                      .80%        Over $1 billion

Russell 2000 Index (d)                                .25%        All Assets

Salomon Brothers Strategic Bond Opportunities         .65%        All assets

Salomon Brothers U.S. Government                      .55%        All assets

Scudder Global Equity (d)                             .90%        First $50 million
                                                      .55%        Next $50 million
                                                      .50%        Next $400 million
                                                     .475%        Over $500 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
State Street Research Aggressive Growth (d)           .75%        First $500 million
                                                      .70%        Next $500 million
                                                      .65%        Over $1 billion

State Street Research Aurora (d)                      .85%        First $500 million
                                                      .80%        Next $500 million
                                                      .75%        Over $1 billion

State Street Research Bond Income (g)                 .40%        First $1 billion
                                                      .35%        Next $1 billion
                                                      .30%        Next $1 billion
                                                      .25%        Over $3 billion

State Street Research Diversified (d)                 .50%        First $500 million
                                                      .45%        Next $500 million
                                                      .40%        Over $1 billion

State Street Research Investment Trust (d)            .55%        First $500 million
                                                      .50%        Next $500 million
                                                      .45%        Over $1 billion

State Street Research Large Cap Value                 .70%        First $250 million
                                                      .65%        Next $500 million
                                                      .60%        Over $750 million

State Street Research Money Market (h)                .35%        First $1 billion
                                                      .30%        Next $1 billion
                                                      .25%        Over$2 billion

T. Rowe Price Large Cap Growth (d)                    .70%        First $50 million
                                                      .60%        Over $50 million

T. Rowe Price Small Cap Growth (d)                    .55%        First $100 million
                                                      .50%        Next $300 million
                                                      .45%        Over $400 million

Zenith Equity (i)                                     N/A         N/A

(a) Prior to May 1, 2000, the advisory fee payable by Balanced Portfolio was at the annual rate of 0.70% of the Portfolio's average daily net assets.

(b) Prior to May 1, 2002, the advisory fee payable by FI Structured Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion.

(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(f) Prior to January 24, 2000, the advisory fee payable by Putnam International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion.

(g) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Structured Equity and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

Subadvisory Fees

          MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Alger Equity Growth                                       .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Balanced Portfolio (a)                                   .325%            First $100 million
                                                         .375%            Next $100 million
                                                          .25%            Over $200 million

Capital Guardian U.S. Equity                              .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Next $500 million
                                                          .30%            Over $1 billion

Davis Venture Value                                       .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

FI Mid Cap Opportunities                                  .55%            First $250 million
                                                          .50%            Next $500 million
                                                          .45%            Over $750 million

FI Structured Equity (b)                                  .50%            First $250 million
                                                          .40%            Next $500 million
                                                          .35%            Over $750 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Franklin Templeton Small Cap Growth                       .60%            First $200 million
                                                          .52%            Next $300 million
                                                          .50%            Over $500 million

Harris Oakmark Focused Value (c)                          .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Harris Oakmark Large Cap Value (d)                        .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Janus Mid Cap (d)                                         .50%            First $250 million
                                                          .45%            Next $500 million
                                                          .40%            Next $750 million
                                                          .35%            Over $1.5 billion

Jennison Growth                                           .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Next $500 million
                                                          .30%            Over $1 billion

Lehman Aggregate Bond Index (d)                           *

Loomis Sayles Small Cap                                   .55%            First $25 million
                                                          .50%            Next $75 million
                                                          .45%            Next $100 million
                                                          .40%            Over $200 million

MetLife Mid Cap Stock Index (d)                           *

MetLife Stock Index (d)                                   *

Met/Putnam Voyager (d)                                    .50%            First $150 million
                                                          .45%            Next $150 million
                                                          .35%            Over $300 million

MFS Investors Trust                                       .40%            First $150 million
                                                         .375%            Next $150 million
                                                         .350%            Over $300 million

MFS Research Managers                                     .40%            First $150 million
                                                         .375%            Next $150 million
                                                         .350%            Over $300 million

MFS Total Return                                          .25%            First $50 million
                                                          .20%            Over $50 million

Morgan Stanley EAFE Index (d)                             *

Neuberger Berman Partners Mid Cap Value (d)               .45%            First $250 million
                                                          .40%            Next $750 million
                                                          .35%            Over $1 billion

Putnam International Stock (d) (e)                        .65%            First $150 million
                                                          .55%            Next $150 million
                                                          .45%            Over $300 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Russell 2000 Index (d)                                    *

Salomon Brothers Strategic Bond Opportunities             .35%            First $50 million
                                                          .30%            Next $150 million
                                                          .25%            Next $300 million
                                                          .20%            Over $500 million

Salomon Brothers U.S. Government                         .225%            First $200 million
                                                         .150%            Next $300 million
                                                         .100%            Over $500 million

Scudder Global Equity (d)                                 .70%            First $50 million
                                                          .35%            Next $50 million
                                                          .30%            Next $400 million
                                                         .275%            Over $500 million

State Street Research Aggressive Growth (d)               .45%            First $500 million
                                                          .35%            Next $500 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2.5 billion

State Street Research Aurora (d)                          .55%            First $250 million
                                                          .50%            Next $250 million
                                                          .45%            Next $250 million
                                                          .40%            Over $750 million

State Street Research Bond Income                         .20%            First $250 million
                                                          .15%            Over $250 million

State Street Research Diversified (d)                     .35%            First $250 million
                                                          .30%            Next $250 million
                                                          .25%            Over $500 million

State Street Research Investment Trust (d)                .40%            First $250 million
                                                          .35%            Next $250 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2 billion

State Street Research Large Cap Value                     .45%            First $100 million
                                                          .40%            Next $150 million
                                                          .35%            Next $250 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2 billion

State Street Research Money Market                        .15%            First $100 million
                                                         .075%            Over $100 million

T. Rowe Price Large Cap Growth (d)                        .50%            First $50 million
                                                          .40%            Over $50 million

T. Rowe Price Small Cap Growth (d)                        .35%            First $100 million
                                                          .30%            Next $300 million
                                                          .25%            Over $400 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Zenith Equity (f)                                         N/A                     N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2000, the subadviser to Balanced Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.

(b) FMR has also agreed to make payments to NES (or an affiliate) to support the expenses of marketing the Portfolio. Prior to May 1, 2002, the subadviser to FI Structured Equity was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 24, 2000, the subadviser to Putnam International Stock was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.

          In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

          In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

          In connection with FMR's service as subadviser to FI Structured Equity and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

          For the fiscal years ended December 31, 2000, 2001, and 2002, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:

--------------------------------------------------------------------------------------------------
                                                   Amount Paid to MetLife Advisers or MetLife/(b)/
--------------------------------------------------------------------------------------------------
Portfolio                                              2000             2001             2002
--------------------------------------------------------------------------------------------------
Alger Equity Growth                                $ 7,643,917      $ 6,474,180      $4,584,842
--------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $ 1,189,435      $ 1,032,020      $  889,539
--------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               N/A              N/A      $1,516,336(a)
--------------------------------------------------------------------------------------------------
Davis Venture Value                                $ 6,002,735      $ 6,636,172      $6,661,085
--------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                   N/A              N/A      $   20,552(a)
--------------------------------------------------------------------------------------------------
FI Structured Equity                               $ 2,732,798      $ 2,281,808      $3,107,520
--------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                        N/A      $    38,225      $  165,863
--------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                       $   842,082      $ 1,828,530      $4,106,122
--------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (b)                 $   316,530      $ 1,076,242      $1,863,462
--------------------------------------------------------------------------------------------------
Janus Mid Cap (b)                                  $15,330,298      $ 8,632,720      $5,650,440
--------------------------------------------------------------------------------------------------
Jennison Growth (a)                                        N/A              N/A      $1,576,283
--------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index (b)                    $   340,601      $   521,865      $  842,197
--------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                            $ 3,933,260      $ 3,746,012      $3,149,457
--------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index (b)                    $    41,219      $   204,629      $  312,945
--------------------------------------------------------------------------------------------------
MetLife Stock Index (b)                            $10,575,467      $ 9,392,479      $8,068,926
--------------------------------------------------------------------------------------------------
Met/Putnam Voyager (b)                             $   104,812      $   372,724      $  398,326
--------------------------------------------------------------------------------------------------
MFS Investors Trust                                $    98,023      $   153,673      $  216,486
--------------------------------------------------------------------------------------------------
MFS Research Managers                              $   233,149      $   352,183      $  264,416
--------------------------------------------------------------------------------------------------
MFS Total Return                                   $ 1,005,439      $   830,746      $  742,233
--------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (b)                      $   274,174      $   312,492      $  366,564
--------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (b)        $   438,080      $ 1,087,854      $1,183,008
--------------------------------------------------------------------------------------------------
Putnam International Stock (b)                     $ 2,861,103      $ 3,362,607      $2,863,295
--------------------------------------------------------------------------------------------------
Russell 2000 Index (b)                             $   317,375      $   334,711      $  377,713
--------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      $   603,006      $   668,142      $  833,573
--------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   $   280,949      $   428,527      $  915,362
--------------------------------------------------------------------------------------------------
Scudder Global Equity (b)                          $ 1,213,183      $ 1,183,408      $1,047,489
--------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (b)        $11,798,675      $ 8,357,463      $6,146,514
--------------------------------------------------------------------------------------------------
State Street Research Aurora (b)                   $   102,277      $ 1,593,293      $3,248,261
--------------------------------------------------------------------------------------------------
State Street Research Bond Income                  $ 1,096,230      $ 1,289,312      $3,086,918
--------------------------------------------------------------------------------------------------
State Street Research Diversified (b)              $12,148,236      $10,709,985      $8,730,261
--------------------------------------------------------------------------------------------------
State Street Research Investment Trust (b)         $17,076,256      $12,961,977      $9,554,506
--------------------------------------------------------------------------------------------------
State Street Research Large Cap Value (a)                  N/A              N/A      $   30,894
--------------------------------------------------------------------------------------------------
State Street Research Money Market                 $   774,127      $   907,488      $1,214,856
--------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (b)                 $   803,995      $ 1,060,841      $  942,239
--------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (b)                 $ 1,749,910      $ 1,534,405      $1,294,717
--------------------------------------------------------------------------------------------------
Zenith Equity (c)                                  $         0      $ 5,554,311      $2,675,372
--------------------------------------------------------------------------------------------------

(a) For the period May 1, 2002 through December 31, 2002.

(b) MetLife was the investment adviser of these Portfolios until May 1, 2001.

(c) For the fiscal year ended December 31, 2000, Zenith Equity paid CGM a total of $11,474,067 in advisory fees. MetLife Advisers replaced CGM as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.

          For the fiscal years ended December 31, 2000, 2001, and 2002, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:

-------------------------------------------------------------------------------------------------
                                                  Amount Paid by MetLife Advisers or MetLife/(a)/
                                                               to Subadvisers
-------------------------------------------------------------------------------------------------
Portfolio                                             2000             2001             2002
-------------------------------------------------------------------------------------------------
Alger Equity Growth                                $ 3,875,263      $3,321,539      $2,436,979
-------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $   556,626      $  455,436      $  399,462
-------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               N/A             N/A      $  925,385(b)
-------------------------------------------------------------------------------------------------
Davis Venture Value                                $ 3,101,276      $3,396,880      $3,408,506
-------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                   N/A             N/A      $   14,130(b)
-------------------------------------------------------------------------------------------------
FI Structured Equity                               $ 1,390,135      $1,181,988      $1,992,530
-------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                        N/A      $   25,483(c)   $  110,576
-------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                       $   498,933      $1,025,216      $2,210,558
-------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (a)                 $   189,918      $  621,168      $1,046,012
-------------------------------------------------------------------------------------------------
Janus Mid Cap (a)                                  $10,705,590      $6,068,806      $3,874,590
-------------------------------------------------------------------------------------------------
Jennison Growth                                            N/A             N/A      $  962,275(b)
-------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index *                              N/A      $    7,669(c)   $  117,908
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                            $ 1,910,615      $1,827,394      $1,562,260
-------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index *                              N/A          20,939(c)   $   43,812
-------------------------------------------------------------------------------------------------
MetLife Stock Index *                                      N/A      $  109,321(c)   $1,129,650
-------------------------------------------------------------------------------------------------
Met/Putnam Voyager (a)                             $    65,576(d)   $  232,952      $  248,954
-------------------------------------------------------------------------------------------------
MFS Investors Trust                                $    52,279      $   81,959      $  115,459
-------------------------------------------------------------------------------------------------
MFS Research Managers                              $   124,347      $  187,831      $  141,022
-------------------------------------------------------------------------------------------------
MFS Total Return                                   $   427,176      $  357,298      $  321,894
-------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index  *                               N/A      $   25,107(c)   $   42,766
-------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (a)        $   312,740      $  728,980      $  772,004
-------------------------------------------------------------------------------------------------
Putnam International Stock (a)                     $   349,490      $2,131,209      $1,874,629
-------------------------------------------------------------------------------------------------
Russell 2000 Index  *                                      N/A      $   32,383(c)   $   52,880
-------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      $   303,309      $  333,373      $  409,726
-------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   $   114,933      $  175,306      $  368,410
-------------------------------------------------------------------------------------------------
Scudder Global Equity (a)                          $   817,909      $  800,045      $  718,493
-------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (a)        $ 8,398,181      $5,074,790      $3,447,014
-------------------------------------------------------------------------------------------------
State Street Research Aurora (a)                   $    65,819(e)   $1,019,773      $2,035,743
-------------------------------------------------------------------------------------------------
State Street Research Bond Income                  $   561,088      $  620,892      $1,283,403
-------------------------------------------------------------------------------------------------
State Street Research Diversified (a)              $ 7,874,504      $6,723,279      $5,362,663
-------------------------------------------------------------------------------------------------
State Street Research Investment Trust (a)         $11,636,377      $8,444,302      $6,181,740
-------------------------------------------------------------------------------------------------
State Street Research Large Cap Value                      N/A             N/A      $   19,860(b)
-------------------------------------------------------------------------------------------------
State Street Research Money Market                 $   271,181      $  287,291      $  335,326
-------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (a)                 $   552,673      $  723,894      $  644,825
-------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (a)                 $ 1,070,065      $  940,643      $  796,830
-------------------------------------------------------------------------------------------------
Zenith Equity (f)                                          N/A      $3,196,675(c)   $1,543,166(g)
-------------------------------------------------------------------------------------------------

(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b) For the period May 1, 2002 through December 31, 2002.

(c) For the period May 1, 2001 through December 31, 2001.

(d) For the period May 1, 2000 through December 31, 2000.

(e) For the period July 5, 2000 through December 31, 2000.

(f) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(g) For the period January 1, 2002 through April 30, 2002.

*Prior to May 1, 2001, there was no subadviser to these Portfolios.

Advisory Agreements and Subadvisory Agreements

          Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

          Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

          Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

          For Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Manager, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

          Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

          Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

          It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

          It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

                             DISTRIBUTION AGREEMENTS

          Under Distribution Agreements with the Fund, MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

          In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

          Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

          The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

          The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios (other than the Zenith Portfolios):

          Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

          The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

          The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies Class B Class E (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

          The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

          The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

          The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

          The Distributor and, in the case of the Zenith Portfolios, New England Securities Corporation, distributor to the New England Zenith Fund at December 31, 2002, have informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2002:

------------------------------------------------------------------------
Category of Expense                                   Class B    Class E
------------------------------------------------------------------------
Advertising                                               -0-        -0-
------------------------------------------------------------------------
Printing and mailing of prospectuses to other than
   current shareholders                                   -0-        -0-
------------------------------------------------------------------------
Compensation to underwriters                              -0-        -0-
------------------------------------------------------------------------
Compensation to broker-dealers                       $735,456   $496,741
------------------------------------------------------------------------
Compensation to sales personnel                           -0-        -0-
------------------------------------------------------------------------
Interest, carrying and other financial charges            -0-        -0-
------------------------------------------------------------------------
Other                                                     -0-        -0-
------------------------------------------------------------------------
   Total:                                            $735,456   $496,741
------------------------------------------------------------------------

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2002 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Balanced, Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Janus Mid Cap, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

          A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

          The following services may be considered by subadvisers when selecting brokers:

          . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

          . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

          . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

          . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

          . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

          Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

          The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2000, 2001 and 2002:

-------------------------------------------------------------------------------------
Portfolio                                          2000          2001         2002
-------------------------------------------------------------------------------------
Alger Equity Growth                             $ 1,507,936   $1,708,722   $4,881,312
-------------------------------------------------------------------------------------
Balanced Portfolio                              $   235,138   $  100,371   $  102,647
-------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                            N/A          N/A   $  777,297
-------------------------------------------------------------------------------------
Davis Venture Value                             $   452,707   $  569,631   $  722,687
-------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                N/A          N/A   $   25,353
-------------------------------------------------------------------------------------
FI Structured Equity                            $   763,205   $  979,325   $2,576,192
-------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                     N/A   $   14,791   $   78,969
-------------------------------------------------------------------------------------
Harris Oakmark Focused Value                    $   441,496   $  592,419   $  738,720
-------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                  $   172,358   $  455,515   $  409,118
-------------------------------------------------------------------------------------
Janus Mid Cap                                   $ 1,566,966   $2,144,187   $1,783,484
-------------------------------------------------------------------------------------
Jennison Growth                                         N/A          N/A   $  925,760
-------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                             N/A          N/A          N/A
-------------------------------------------------------------------------------------
Loomis Sayles Small Cap                         $ 1,014,784   $  826,307   $1,648,902
-------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                     $   163,903   $   45,468   $   89,095
-------------------------------------------------------------------------------------
MetLife Stock Index                             $   163,903   $   94,444   $   99,656
-------------------------------------------------------------------------------------
Met/Putnam Voyager                              $    22,070   $   87,382   $   89,017
-------------------------------------------------------------------------------------
MFS Investors Trust                             $    20,056   $   42,586   $   65,338
-------------------------------------------------------------------------------------
MFS Research Managers                           $    58,037   $   90,976   $  121,350
-------------------------------------------------------------------------------------
MFS Total Return                                $    55,862   $  141,285   $  205,455
-------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                       $   116,051   $  126,492   $  132,646
-------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value         $   433,219   $  853,840   $  447,128
-------------------------------------------------------------------------------------
Putnam International Stock                      $ 1,185,663   $  922,679   $  587,360
-------------------------------------------------------------------------------------
Russell 2000 Index                              $    89,034   $   57,584   $  173,823
-------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities           N/A          N/A          N/A
-------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                        N/A          N/A          N/A
-------------------------------------------------------------------------------------
Scudder Global Equity                           $   258,622   $  163,342   $  182,195
-------------------------------------------------------------------------------------
State Street Research Aggressive Growth         $ 2,437,664   $2,938,548   $3,710,518
-------------------------------------------------------------------------------------
State Street Research Aurora                    $    61,630   $  328,594   $1,198,868
-------------------------------------------------------------------------------------
State Street Research Bond Income                       N/A          N/A   $  118,251
-------------------------------------------------------------------------------------
State Street Research Diversified               $ 2,339,779   $3,846,507   $3,733,157
-------------------------------------------------------------------------------------
State Street Research Investment Trust          $ 5,047,718   $6,296,788   $5,295,167
-------------------------------------------------------------------------------------
State Street Research Large Cap Value                   N/A          N/A   $   28,195
-------------------------------------------------------------------------------------
State Street Research Money Market                      N/A          N/A          N/A
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                  $   238,407   $  250,041   $  208,653
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                  $   309,732   $  196,896   $  348,813
-------------------------------------------------------------------------------------
Zenith Equity                                   $10,906,713   $8,432,488   $4,285,752
-------------------------------------------------------------------------------------

          For the fiscal year ending December 31, 2002, the following Portfolios paid commissions to brokers because of research services provided: Balanced paid $5,742 based on related transactions of $4,370,669; Davis Venture Value paid

$153,298 based on related transactions of $89,172,789; Loomis Sayles Small Cap paid $252,324, based on related transactions of $94,828,642; Neuberger Berman Partners Mid Cap Value paid $87,350 based on related transactions of $54,367,203; Alger Equity Growth paid $37,618 based on related transactions of $11,484,535; Janus Mid Cap paid $1,089 based on related transactions of $2,131,554; Franklin Templeton Small Cap Growth paid $6,388 based on related transactions of $2,551,849; Putnam International Stock paid $175,763 based on $91,849,838; Met/Putnam Voyager paid $19,719 based on related transactions of $13,511,560; T. Rowe Price Small Cap Growth paid $120,379 based on related transactions of $43,527,787; T. Rowe Price Large Cap Growth paid $100,228 based on related transactions of $60,920,001; Jennison Growth paid $86,137 based on related transactions of $64,687,428; Harris Oakmark Large Cap Value paid $74,060 based on related transactions of $29,647,373; and Harris Oakmark Focused Value paid $111,550 based on related transactions of $56,423,942.

          The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

          The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

          A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Alger Equity Growth paid $1,507,936, $1,708,650 and $3,553,070, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker. For the fiscal year ended December 31, 2002, 73% of the Portfolio's aggregate brokerage commissions were paid to this broker and 78% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2000, Davis Venture Value paid a total of $1,235 in brokerage commissions to Shelby Cullom Davis & Co., L.P., an affiliated broker. This Portfolio paid no brokerage commissions to any affiliated broker for the fiscal years ended December 31, 2001 and 2002.

          For the fiscal year ended December 31, 2002, FI Structured Equity paid $857 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the same period, .037% of the Portfolio's aggregate brokerage commissions were paid to this broker and .157% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2002, FI Mid Cap Opportunities paid $163 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the same period, .643% of the Portfolio's aggregate brokerage commissions were paid to this broker and .808% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Focused Value paid $54,788, $206,226 and $246,659, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2002, 33% of the Portfolio's aggregate brokerage commissions were paid to this broker and 40% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Large Cap Value paid a total of $85,125, $201,508 and $173,606, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2002, 40% of the Portfolio's aggregate brokerage commissions were paid to this broker and 49% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Neuberger Berman Partners Mid Cap Value paid a total of $41,691, $321,496 and $196,958, respectively, in brokerage commissions to Neuberger Berman, LLC, an affiliated broker. For the fiscal year ended December 31, 2002, 44% of the Portfolio's aggregate brokerage commissions were paid to this broker and 45% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

Portfolio Turnover

          The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

          The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND

          The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.

          Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value and Janus Mid Cap, which are non-diversified.

          Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

          Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

          MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

          As of March 31, 2003, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NEF, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2003, MetLife, NEF, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights

          Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

          Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

          Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

          The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

          Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

          If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          In addition to the diversification requirements applicable to all RICs, Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

          A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

          The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

          Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

          Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

          The transfer agent and the dividend paying agent for the Fund, Metropolitan Life Insurance Company, is located at One Madison Avenue, New York, New York 10010.

                              FINANCIAL STATEMENTS

          The financial statements of each Portfolio and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2002 are incorporated herein by reference to the Fund's Annual Report for the Portfolios other than the Zenith Portfolios, and to the New England Zenith Fund Annual Report for the Zenith Portfolios, both as filed with the SEC on March 10, 2003.

                                 INDEX SPONSORS

          The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

          With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

          ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHERDAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

     With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL

COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See
Note 1.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3) There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA

          This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA

          Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

          Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

          The rating C is reserved for income bonds on which no interest is being paid.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                       AAA

          Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-

          High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-

          Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-

          Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-

          Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-

          Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC

          Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

          Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

          Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1

          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1

          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2

          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

          Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, MetLife Advisers, or any subadviser. Reference also may be made to other Funds sponsored by any subadviser.

          Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities):

     . Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Portfolio.

     . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

     . Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

     . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

     . The corporate histories, founding dates and names of founders of the entities.

     .    Awards, honors and recognition given to the firms.

     . The names of those with ownership interest and the percentage of ownership.

     . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

     . Current capitalization, levels of profitability and other financial and statistical information.

     . Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

     . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

     . Current and historical statistics with respect to MetLife Advisers or any subadviser:

             -total dollar amount of assets managed
             -assets managed in total and/or by Portfolios
             -assets managed in total and/or by Portfolios
             -the growth of assets
             -asset types managed
             -number and location of offices
             -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
             -the above individuals' total and average number of years of industry experience and the total and average length of their employment with the adviser or the subadviser

     . The general and specific strategies applied by the advisers in the management of the Metropolitan Series Fund's portfolios including, but not limited to:

             -the pursuit of growth, value, income oriented, risk management or other strategies
             -the manner and degree to which the strategy is pursued
             -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
             -the types and characteristics of investments sought and specific portfolio holdings
             -the actual or potential impact and result from strategy
                 implementation
             -through its own areas of expertise and operations, the value added by subadvisers to the management process
             -the disciplines it employs and goals and benchmarks that it establishes in management
             -the systems utilized in management, the features and
                 characteristics of those systems and the intended results from such computer analysis

     . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Portfolios of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Portfolios and other funds managed by the Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

          Additional information contained in advertising and promotional literature may include: rankings and ratings of the Portfolios including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

          Advertising may include all of the top portfolio holdings of a Portfolio or sector or industry breakdowns.

          References to the Portfolios may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

     . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

     . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

     . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

               -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

               -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

               -current and prospective ERISA regulation and requirements.

     . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

               -increased employee retention
               -reinforcement or creation of morale
               -deductibility of contributions for participants
               -deductibility of expenses for employers
               -tax deferred growth, including illustrations and charts
               -loan features and exchanges among accounts
               -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

     . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

               -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
               -broad choice of investment options and competitive fees
               -plan sponsor and participant statements and notices
               -the plan prototype, summary descriptions and board resolutions -plan design and customized proposals
               -Directorship, record keeping and administration
               -the services of State Street Bank, including, but not limited to, Director services and tax reporting

               -the services of other service providers, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
               -the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

     . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

               -access to expertise on investments
               -assistance in interpreting past, present and future market trends and economic events
               -providing information to clients including participants during enrollment and on an ongoing basis after participation
               -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                        METROPOLITAN SERIES FUND, INC.
               501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

   The Metropolitan Series Fund, Inc. will hold a special meeting of shareholders of the FI Mid Cap Opportunities Portfolio (the "FI Mid Cap Portfolio") on April 30, 2004 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the FI Mid Cap Portfolio will be asked to consider and approve the proposed acquisition of the FI Mid Cap Portfolio by the Janus Mid Cap Portfolio, also a series of Metropolitan Series Fund, Inc. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

   The acquisition of the FI Mid Cap Portfolio has been proposed as part of an overall plan of the insurance companies in the MetLife enterprise (the "Insurance Companies") to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. Like the FI Mid Cap Portfolio, the Janus Mid Cap Portfolio is currently offered only to separate accounts of the Insurance Companies and is advised by MetLife Advisers, LLC. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of the FI Mid Cap Portfolio and the specific reasons it is being proposed.

   Although you are not a shareholder of the FI Mid Cap Portfolio, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the FI Mid Cap Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on January 31, 2004.

   YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING

INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

   Please take a few moments to review the details of the proposal. If you have any questions regarding the acquisition of the FI Mid Cap Portfolio, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                                   Very truly yours,

                                                   /s/ Hugh McHaffie
                                                   Hugh C. McHaffie
                                                       President

March 24, 2004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 2004

                        METROPOLITAN SERIES FUND, INC.

                      FI Mid Cap Opportunities Portfolio

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the FI Mid Cap Opportunities Portfolio will be held at 2:00 p.m. Eastern Time on Friday, April 30, 2004, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the FI Mid Cap Opportunities Portfolio to, and the assumption of the liabilities of the FI Mid Cap Opportunities Portfolio by, the Janus Mid Cap Portfolio, in exchange for shares of the Janus Mid Cap Portfolio and the distribution of such shares to the shareholders of the FI Mid Cap Opportunities Portfolio in complete liquidation of the FI Mid Cap Opportunities Portfolio.

      2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record as of 4:00 p.m. Eastern Time on January 31, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                               By order of the Board of Directors,

                               THOMAS M. LENZ
                               Secretary

March 24, 2004

   NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                                March 24, 2004

Acquisition of the Assets and Liabilities of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116
800-560-5001

By and in Exchange for Shares of Janus Mid Cap Portfolio, a series of Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116
800-560-5001

   This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger of the FI Mid Cap Opportunities Portfolio (the "FI Mid Cap Portfolio"), a series of the Metropolitan Series Fund, Inc. (the "Fund"), with and into the Janus Mid Cap Portfolio (together with the FI Mid Cap Portfolio, the "Portfolios"), also a series of the Fund, to be considered at a Special Meeting of Shareholders of the FI Mid Cap Portfolio (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Portfolios are each registered open-end management investment companies.

   Please review the information about the Janus Mid Cap Portfolio in Appendix B and Appendix D of this Prospectus/Proxy Statement. Additional information about the Janus Mid Cap Portfolio, including the Statement of Additional Information of the Janus Mid Cap Portfolio dated March 24, 2004 relating to the Merger which is incorporated by reference into this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request, without charge, by calling the Fund toll-free at 1-800-560-5001 or by writing to the Fund at Metropolitan Life Insurance Company, Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the Janus Mid Cap Portfolio are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

     Introduction.....................................................  2
     Questions and Answers............................................  5
     Proposal......................................................... 11
        The Proposal.................................................. 11
        Principal Investment Risks.................................... 11
        Information About the Merger.................................. 12
        Shares to be Issued........................................... 13
        Reasons for the Merger........................................ 14
        Information About the Adviser and Subadvisers................. 15
        Performance Information....................................... 15
        Information About the Rights of Shareholders.................. 18
        Federal Income Tax Consequences............................... 19
        Required Vote for the Proposal................................ 21
     General Information.............................................. 22
        Voting Information............................................ 22
        Information About Voting Instructions and the Conduct of the
          Meeting..................................................... 22
        Other Information............................................. 25
     Appendix A--Form of Agreement and Plan of Reorganization......... 26
     Appendix B--Information About the Combined Portfolio............. 54
     Appendix C--Capitalization....................................... 62
     Appendix D--Management's Discussion and Analysis of the Janus Mid
       Cap Portfolio.................................................. 63

                                 INTRODUCTION

   The proposal (the "Proposal") in this Prospectus/Proxy Statement relates to the proposed merger of the FI Mid Cap Portfolio with and into the Janus Mid Cap Portfolio (the "Merger"). Please note that, although the Merger is being referred to as a "merger," technically it will take the form of an asset sale transaction. Shares of each Portfolio are offered only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") or other affiliated insurance companies (each an "Insurance Company"). Each Insurance Company is the legal owner of shares of the FI Mid Cap Portfolio and has the right to vote those shares at the Meeting. Although you are not a shareholder of the FI Mid Cap Portfolio, as an owner of a variable life insurance or variable annuity contract (a "Contract") issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the Meeting.

   If the Agreement and Plan of Reorganization relating to the Merger (attached hereto as Appendix A (the "Merger Agreement")) is approved by shareholders of the FI Mid Cap Portfolio and the Merger occurs, the FI Mid Cap Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Janus Mid Cap Portfolio in exchange for shares of the class of the Janus Mid Cap Portfolio noted in the table below (the "Merger Shares"). The exchange, which will be effected on the basis of the relative net asset values of the Portfolios, will be followed immediately by the distribution of the Merger Shares received by the FI Mid Cap Portfolio to the shareholders of the FI Mid Cap Portfolio in complete liquidation of the FI Mid Cap Portfolio. All issued and outstanding shares of the FI Mid Cap Portfolio will simultaneously be cancelled on the books of the FI Mid Cap Portfolio. It is expected that the Merger will be treated as a tax-free reorganization.

                   FI Mid Cap Portfolio Shares Merger Shares
                   --------------------------- --------------
                    Class A Shares............ Class A Shares
                    Class B Shares............ Class B Shares
                    Class E Shares--Group I... Class A Shares
                    Class E Shares--Group II.. Class E Shares

   Class A shares of the Janus Mid Cap Portfolio will be distributed to (i) holders of Class A shares of the FI Mid Cap Portfolio and (ii) holders of Class E shares of the FI Mid Cap Portfolio held through insurance products that currently offer Class A shares of the Janus Mid Cap Portfolio as an investment option (the "Group I shareholders"). Class B shares of the Janus

Mid Cap Portfolio will be distributed to holders of Class B shares of the FI Mid Cap Portfolio. Class E shares of the Janus Mid Cap Portfolio will be distributed to holders of Class E shares of the FI Mid Cap Portfolio held through insurance products that currently do not offer Class A shares of the Janus Mid Cap Portfolio as an investment option (the "Group II shareholders").

   As part of the transactions contemplated by the Merger, the Board of Directors of the Fund (the "Board") has approved certain changes to the management and the investment strategies of the Janus Mid Cap Portfolio. On or about the closing of the Merger, the Janus Mid Cap Portfolio will (i) adopt the investment objective and strategies of the current FI Mid Cap Portfolio; (ii) become a "diversified" fund; (iii) be subadvised by Fidelity Management & Research Company ("FMR"); and (iv) be renamed the "FI Mid Cap Opportunities Portfolio" (the "Combined Portfolio"). As a result, your Contract will be invested in shares of a portfolio which will be substantially similar to the FI Mid Cap Portfolio.

   The following documents have been filed with the SEC and are incorporated in this Prospectus/Proxy Statement by reference:

  . The Prospectus of the Fund, which includes the FI Mid Cap Portfolio, dated May 1, 2003, as supplemented.

  . The Statement of Additional Information of the Fund, which includes the FI Mid Cap Portfolio, dated May 1, 2003, as supplemented.

  . Management's Discussion and Analysis, Independent Auditors' Report and financials statements relating to the FI Mid Cap Portfolio, included in the Fund's Annual Report dated December 31, 2003.

  . The Statement of Additional Information of the Janus Mid Cap Portfolio dated March 24, 2004 relating to the Merger.

   Each Portfolio has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, please call 1-800-560-5001 or write to the Fund at Metropolitan Life Insurance Company, Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893. Text-only versions of all the FI Mid Cap Portfolio and Janus Mid Cap Portfolio documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about each Portfolio by visiting the Public Reference

Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

                             QUESTIONS AND ANSWERS

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this combined Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1.  What is being proposed?

   The Directors of the Fund (the "Directors") are recommending that the FI Mid Cap Portfolio merge with and into the Janus Mid Cap Portfolio. This means that the Janus Mid Cap Portfolio would acquire the assets and assume the liabilities of the FI Mid Cap Portfolio in exchange for shares of the Janus Mid Cap Portfolio. If the Proposal is approved, each Insurance Company separate account that owns shares of the FI Mid Cap Portfolio will receive shares of the Janus Mid Cap Portfolio with an aggregate net asset value equal to the aggregate net asset value of its FI Mid Cap Portfolio shares as of the business day before the closing of the Merger. As a result, your Contract will be invested in shares of the Janus Mid Cap Portfolio, which will be renamed the "FI Mid Cap Opportunities Portfolio," at the closing of the Merger. The Merger is currently scheduled to take place on or around the close of business on April 30, 2004, or on such other date as the parties may agree.

   It is proposed that Group I shareholders will receive Class A shares of the Combined Portfolio in the Merger and Group II shareholders will receive Class E shares of the Combined Portfolio in the Merger. The reason for the differential treatment of Group I and Group II shareholders is that Group I shareholders hold Contracts that already offer the option of investing in Class A shares of the Janus Mid Cap Portfolio. In each case, Class E shareholders of the FI Mid Cap Portfolio are expected to experience a decrease in expenses as a result of the Merger.

   As part of the transactions contemplated by the Merger, the Board has approved certain changes to the management and the investment strategies of the Janus Mid Cap Portfolio. On or about the closing of the Merger, the Janus Mid Cap Portfolio will (i) adopt the investment objective and strategies of the current FI Mid Cap Portfolio; (ii) become a "diversified" fund; (iii) be subadvised by FMR; and (iv) be renamed the "FI Mid Cap Opportunities Portfolio." After the Merger, your Contract will be invested in shares of a portfolio which will be substantially similar to the FI Mid Cap Portfolio.

   If shareholders of the FI Mid Cap Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of FI Mid Cap Portfolio shareholders.

2.  Why is the Merger being proposed?

   MetLife Advisers, the investment adviser to each Portfolio, is proposing the Merger to enable shareholders of the FI Mid Cap Portfolio to invest in a larger combined portfolio with the same investment objective and strategies and the potential for improved efficiencies and lower expenses. The Directors recommend approval of the Merger because of the advantages that they believe the Merger offers to shareholders of the FI Mid Cap Portfolio. The advantages include the following:

  . The Janus Mid Cap Portfolio currently pays a lower advisory fee than the FI Mid Cap Portfolio. MetLife Advisers has agreed to maintain the lower advisory fee for the Combined Portfolio. As a result, total expenses for each share class of the Combined Portfolio are expected to be lower than those currently experienced by the FI Mid Cap Portfolio.

  . It is expected that the Combined Portfolio will be better able to grow in size and benefit from possible economies of scale.

   Please review "Reasons for the Merger" in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Directors.

3. How do the management fees and expenses of the Portfolios compare and what are they estimated to be following the Merger?

   Shares of each Portfolio are sold and redeemed at a price equal to their net asset value without any sales charge. The following table allows you to compare the management fees and expenses of the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio and to analyze the estimated expenses that the Fund expects the Combined Portfolio to bear in the first year following the Merger. Annual Portfolio Operating Expenses are deducted from the assets of each Portfolio. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Portfolio Operating Expenses shown in the table below represent expenses incurred by each Portfolio for its last fiscal year ended December 31, 2003, and expenses that the Fund estimates the Combined Portfolio would have incurred during the twelve months ended

December 31, 2003, after giving effect to the Merger on a pro forma basis assuming the Merger had occurred as of January 1, 2003. The table does not reflect any of the charges associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay under insurance or annuity contracts. If these charges had been included, the expenses shown would have been higher.

Annual Portfolio Operating Expenses
(deducted directly from assets of the Portfolio)

                                      FI Mid Cap Portfolio      Janus Mid Cap Portfolio
                                  --------------------------    -----------------------
                                  Class A   Class B   Class E   Class A Class B Class E
                                  -------   -------   -------   ------- ------- -------
Management Fee (%)...............   0.80      0.80      0.80     0.69    0.69    0.69
Distribution and Service (12b-1)
 Fees (%)........................   0.00      0.25      0.15     0.00    0.25    0.15
Other Expenses (%)...............   1.02      1.02      1.02     0.08    0.08    0.08
Total Expenses Before Contractual
 Reduction (%)...................   1.82(1)   2.07(1)   1.97(1)  0.77    1.02    0.92
Contractual Expense Reduction (%)  -0.79     -0.79     -0.79     0.00    0.00    0.00
Total Expenses After Contractual
 Reduction (%)...................   1.03(1)   1.28(1)   1.18(1)  0.77    1.02    0.92

                                                    Janus Mid Cap Portfolio
                                                     (pro forma combined)
                                                    -----------------------
                                                    Class A Class B Class E
                                                    ------- ------- -------
    Management Fee (%).............................  0.69    0.69    0.69
    Distribution and Service (12b-1) Fees (%)......  0.00    0.25    0.15
    Other Expenses (%).............................  0.08    0.08    0.08
    Total Expenses Before Contractual Reduction (%)  0.77    1.02    0.92
    Contractual Expense Reduction (%)..............  0.00    0.00    0.00
    Total Expenses After Contractual Reduction (%).  0.77    1.02    0.92

--------
(1) MetLife Advisers has contractually agreed, for the period May 1, 2003 through April 30, 2004, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the FI Mid Cap Opportunities Portfolio to the percentages shown above. This subsidy, and similar subsidies in effect in earlier periods, are subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy in question; provided, however, that the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which the expenses were incurred. MetLife Advisers has agreed to waive the Portfolio's obligation to repay such expenses if the Merger is consummated.

Example Expenses

   The following Example helps you compare the cost of investing in the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio currently with the cost of investing in the Combined Portfolio on a pro forma basis, and also allows you to compare these costs with the cost of investing in other mutual funds. The Example does not reflect any of the charges associated with the separate accounts or variable contracts that an investor may pay under insurance or annuity contracts. Your actual costs may be higher or lower. The table is based on the following hypothetical conditions:

  .   $10,000 initial investment

  .   5% total return for each year

  .   Each Portfolio's operating expenses remain the same; and

  .   Reinvestment of all dividends and distributions

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
  FI Mid Cap Portfolio
  Class A.....................................  $105   $496   $  911   $2,072
  Class B.....................................  $130   $572   $1,041   $2,337
  Class E.....................................  $120   $542   $  989   $2,232
  Janus Mid Cap Portfolio
  Class A.....................................  $ 79   $246   $  428   $  954
  Class B.....................................  $104   $325   $  563   $1,248
  Class E.....................................  $ 94   $293   $  509   $1,131
  Janus Mid Cap Portfolio (pro forma combined)
  Class A.....................................  $ 79   $246   $  428   $  954
  Class B.....................................  $104   $325   $  563   $1,248
  Class E.....................................  $ 94   $293   $  509   $1,131

   The above discussion of pro forma Annual Portfolio Operating Expenses and Example Expenses assumes that: (1) the current contractual agreements of the Janus Mid Cap Portfolio will remain in place; (2) certain duplicative costs involved in operating the FI Mid Cap Portfolio are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended December 31, 2003. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Portfolio assets, many of which factors are beyond the control of the Janus Mid Cap Portfolio or MetLife Advisers.

4. How do the investment objectives, strategies and policies of the FI Mid Cap Portfolio and the Combined Portfolio compare?

   The Combined Portfolio will have an investment objective and principal investment strategies identical to those of the FI Mid Cap Portfolio. The Combined Portfolio will have the same portfolio manager as the FI Mid Cap Portfolio. This table shows the investment objective of the FI Mid Cap Portfolio and the Combined Portfolio, and the principal investment strategies used by FMR to achieve each Portfolio's investment objective:

                  FI Mid Cap Portfolio and Combined Portfolio

Investment Objective: The FI Mid Cap Portfolio and the Combined Portfolio each seeks long-term growth of capital.

Principal Investment Strategies:

The FI Mid Cap Portfolio and the Combined Portfolio each seeks to achieve its objective as follows:

..   By normally investing at least 80% of net assets in securities of companies with medium market capitalizations. The Portfolios may invest in securities of both domestic and foreign issuers.

..   The Portfolios may also invest in companies with smaller or larger market capitalizations.

..   The Portfolios are not constrained by any particular investment style. At any given time, the Portfolios may buy either "growth" stocks or "value" stocks, or a combination of both.

   Shareholders of the FI Mid Cap Portfolio should note that, although the investment objective and principal investment strategies of the Combined Portfolio will be the same as those of the FI Mid Cap Portfolio, the Combined Portfolio will not have the same fundamental investment restrictions. The Combined Portfolio will retain the fundamental investment restrictions of the Janus Mid Cap Portfolio. The following highlights the differences in the fundamental investment restrictions of the Portfolios:

  . The Janus Mid Cap Portfolio may not invest more than 30% of its total assets in foreign securities, whereas the FI Mid Cap Portfolio is not limited in its ability to invest in foreign securities.

  . The Janus Mid Cap Portfolio may not lend securities in excess of 25% of its total assets, whereas the FI Mid Cap Portfolio may lend securities up to 33% of its total assets.

   For more information about the investment restrictions of the FI Mid Cap Portfolio, see the Prospectus and Statement of Additional Information of the FI Mid Cap Portfolio, which is incorporated by reference in this Prospectus/Proxy Statement. For more information about the investment restrictions of the Janus Mid Cap Portfolio, see Appendix B of this Prospectus/Proxy Statement and the Statement of Additional Information of the Janus Mid Cap Portfolio.

5. How do the risks of investing in the Combined Portfolio compare to the risks of investing in the FI Mid Cap Portfolio?

   Because the Combined Portfolio will have the same investment objective, policies and strategies as the FI Mid Cap Portfolio, it will be subject to the same investment risks. For a discussion of the principal risks associated with an investment in the Combined Portfolio, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

6. How do the shares of the Janus Mid Cap Portfolio to be issued compare with shares of the FI Mid Cap Portfolio if the Merger occurs?

   Shares of both Portfolios are currently offered only to separate accounts of the Insurance Companies. The FI Mid Cap Portfolio currently has Class A, Class B and Class E shares outstanding. The Janus Mid Cap Portfolio currently has Class A, Class B and Class E shares outstanding. Class A, Class B and Group II shareholders of the FI Mid Cap Portfolio will receive shares of the Combined Portfolio of the same class and with the same characteristics as the shares they currently own. Group I shareholders will receive Class A shares of the Combined Portfolio (which are not subject to Rule 12b-1 fees). The Merger will not affect your rights under your Contract to purchase, redeem and exchange shares. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the respective Portfolio. Please see Appendix B for more information on shares of the Combined Portfolio.

7. What are the federal income tax consequences of the Merger?

   Provided that the Contracts funded through separate accounts of Insurance Companies qualify as life insurance or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Merger will not create any tax liability for owners of the Contracts. For more information, see "Federal Income Tax Consequences."

                                   PROPOSAL
      Merger of the FI Mid Cap Portfolio into the Janus Mid Cap Portfolio

The Proposal

   You are being asked to approve the Merger Agreement dated as of February 5, 2004, pursuant to which the Janus Mid Cap Portfolio will acquire the assets and assume the liabilities of the FI Mid Cap Portfolio in exchange for shares of the Janus Mid Cap Portfolio. A form of the Merger Agreement is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Merger Agreement, you are also approving the merger of the FI Mid Cap Portfolio with and into the Janus Mid Cap Portfolio under the Merger Agreement.

   If shareholders of the FI Mid Cap Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of FI Mid Cap Portfolio shareholders.

Principal Investment Risks

  What are the principal investment risks of the Janus Mid Cap Portfolio, and how do they compare with the FI Mid Cap Portfolio?

   Because the Janus Mid Cap Portfolio will assume the investment objective, policies and strategies of the FI Mid Cap Portfolio on or around the closing of the Merger, the Combined Portfolio will have the same investment risks as the FI Mid Cap Portfolio. The Combined Portfolio will be subject to the risks associated with equity securities, such as the risk of losing money due to drops in a stock's value or the stock market as a whole. Because the Portfolio will invest primarily in the stocks of middle capitalization companies, it will be subject to the risks associated with investing in midcap companies, as midcap companies involve potentially greater risks and higher volatility than those of larger companies and do not always have as much growth potential as smaller capitalization companies. The Portfolio may also be subject to the particular risks associated with investments in foreign securities, as such securities may be subject to less regulation and additional regional, national and currency risks. Other risks may include those associated with investments in exchange traded funds, forward contracts and futures contracts.

   For more information about the principal investment risks of the Combined Portfolio, please see Appendix B of this Prospectus/Proxy Statement. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio's investment portfolio and on market conditions, both of which change over time.

Information About the Merger

  Terms of the Merger Agreement

   If approved by the shareholders of the FI Mid Cap Portfolio, the Merger is expected to occur on or around April 30, 2004, or on such other date as the Portfolios may agree, pursuant to the Merger Agreement attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Merger Agreement:

  . The FI Mid Cap Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Janus Mid Cap Portfolio in exchange for the Merger Shares with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

  . The Merger will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 30, 2004, or such other date and time as the Portfolios may determine) when the assets of each Portfolio are valued for purposes of the Merger (the "Valuation Date").

  . The exchange, which will be effected on the basis of the relative net asset value of the two Portfolios, will be followed immediately by the distribution of each class of the Merger Shares to the shareholders of the FI Mid Cap Portfolio in complete liquidation of the FI Mid Cap Portfolio. All issued and outstanding shares of the FI Mid Cap Portfolio will simultaneously be cancelled on the books of the FI Mid Cap Portfolio.

  . After the Merger, the FI Mid Cap Portfolio will be terminated, and its affairs will be wound up in an orderly fashion.

  . The Merger requires approval by the FI Mid Cap Portfolio's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Directors on behalf of each Portfolio. Shareholders of the Janus Mid Cap Portfolio are not being asked to approve the Merger.

   A shareholder who objects to the Merger will not be entitled under Maryland law or the Articles of Incorporation of the Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Contract owners invested in the FI Mid Cap Portfolio may exchange their investment for an investment in other investment options, as provided in their Contracts before or after the Merger.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Merger, including transaction costs incurred by either Portfolio in connection with the sale of portfolio securities that are not permitted investments of the Combined Portfolio, will be borne by MetLife Advisers and/or its affiliates, and not by the Portfolios. However, each Portfolio will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the purchase or sale of portfolio securities that are permitted investments of the Portfolios; it is currently estimated that those expenses will amount to less than 1% of the average net assets of the Portfolios and will be borne by the Portfolios. The Janus Mid Cap Portfolio will bear any governmental fees incurred in connection with registering the Merger Shares under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

Shares to be Issued

   If the Merger occurs, the Insurance Companies, as shareholders of the FI Mid Cap Portfolio, will receive Merger Shares as follows: Class A shareholders of the FI Mid Cap Portfolio will receive Class A shares of the Combined Portfolio; Class B shareholders of the FI Mid Cap Portfolio will receive Class B shares of the Combined Portfolio; Group I shareholders will receive Class A shares of the Combined Portfolio; and Group II shareholders will receive Class E shares of the Combined Portfolio. The shares you receive will have the following characteristics:

  . The Merger Shares will have an aggregate net asset value equal to the aggregate net asset value of the current shares of the FI Mid Cap Portfolio as of the Valuation Date.

  . The procedures for purchasing and redeeming shares will not change as a result of the Merger.

  . You will have the same exchange options under your Contract as you currently have.

  .   You will have the same voting rights as you currently have.

   Information concerning the capitalization of each of the Portfolios is contained in Appendix C.

Reasons for the Merger

   The Directors, including all Directors who are not "interested persons" of the Fund (the "Independent Directors"), have determined that the Merger would be in the best interests of the FI Mid Cap Portfolio and its shareholders, and that the interests of existing shareholders of the FI Mid Cap Portfolio would not be diluted as a result of the Merger. The Directors (including the Independent Directors) have unanimously approved the Merger and recommend that you vote in favor of the Merger by approving the Merger Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement. You should carefully consider whether remaining invested in the Combined Portfolio after the Merger is consistent with your financial needs and circumstances.

   The Merger is proposed by MetLife Advisers, the investment adviser to both the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio. The overall purpose of the Merger is to help streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. In proposing the Merger, MetLife Advisers presented to the Directors the following reasons for the FI Mid Cap Portfolio to enter into the Merger:

  . The Merger is intended to permit the FI Mid Cap Portfolio's shareholders to invest in a substantially larger combined portfolio with the same investment objective and strategies and the potential for improved efficiencies and economies of scale.

  . The Janus Mid Cap Portfolio currently pays a lower advisory fee (0.69% of the Portfolio's average daily net assets as of December 31, 2003) than the FI Mid Cap Portfolio (0.80% of the Portfolio's average daily net assets as of December 31, 2003). MetLife Advisers has agreed to maintain the advisory fee for the Combined Portfolio at its current rate.

  . Total expenses for each share class of the Combined Portfolio are expected to be lower than those currently experienced by the FI Mid

     Cap Portfolio. Total expenses (after giving effect to the expense limitations in place for the Portfolio) for Class A, Class B and Class E shares of the FI Mid Cap Portfolio as of December 31, 2003 were 1.03%, 1.28% and 1.18%, respectively. Total expenses for corresponding shares of the Combined Portfolio are expected to be 0.77%, 1.02% and 0.92%, respectively, after the Merger.

   The Directors considered that the Portfolios would have identical investment objectives, policies, strategies and risks, although they would not have all of the same fundamental investment restrictions. The Directors also considered the historical investment performance results of the Portfolios. No assurance can be given that the Combined Portfolio will achieve any particular level of performance after the Merger.

Information About the Adviser and Subadvisers

   MetLife Advisers is the investment adviser to both Portfolios. MetLife Advisers has contracted with FMR as subadviser for the FI Mid Cap Portfolio. FMR has contracted with FMR Co., Inc. as sub-subadviser to the FI Mid Cap Portfolio to make the day-to-day investment decisions for the Portfolio. MetLife Advisers has contracted with Janus as subadviser for the Janus Mid Cap Portfolio to make the day-to-day investment decisions for the Janus Mid Cap Portfolio. MetLife Advisers is responsible for overseeing the subadvisers' management of each Portfolio and for making recommendations to the Directors as to whether to retain the subadvisers from year to year. After the Merger, FMR will be the subadviser and FMR Co., Inc. will be the sub-subadviser responsible for the day-to-day investment decisions of the Combined Portfolio.

   The address of MetLife Advisers is 501 Boylston Street, Boston, Massachusetts 02116. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

Performance Information

   The charts below show the percentage gain or loss in each full calendar year for Class A shares of the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio since each began operations. The table following the bar chart lists each Portfolio's average annual total return for Class A shares, Class B shares and Class E shares for the one-year, five-year (for the Janus Mid Cap Portfolio only) and life-of-the-Portfolio periods ended December 31, 2003. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with an index. Unlike the Portfolios, an index is not an investment and is not professionally managed. Unlike the returns of the Portfolios, an index does not reflect ongoing management, distribution and operating expenses.

   The charts and tables should give you a general idea of how each Portfolio's return has varied from year to year. They include the effects of Portfolio expenses, but do not reflect insurance product fees or other charges. Returns would be lower if these charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effects of any expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Effective May 1, 2004, FMR will replace Janus as subadviser to the Janus Mid Cap Portfolio. Performance information shown below reflects the management of Janus. After the Merger, the Combined Portfolio will be managed by FMR under a new investment objective, strategies and policies.

FI Mid Cap Portfolio

                                    [CHART]

                                      2003
                                      ----
                                      42.5%


   During the period shown above, the highest quarterly return was 20.27% for the second quarter of 2003, and the lowest quarterly return was -1.22% for the first quarter of 2003.

Average Annual Returns for Periods Ending December 31, 2003

                                                     Life of
                                                  the Portfolio
                                      Past 1 year   (5/1/02)
                                      ----------- -------------
                Class A..............    42.53%       9.72%
                Class B..............    42.09%       9.43%
                Class E..............    42.16%       9.54%
                S&P Mid-Cap 400 Index    35.59%       5.38%

Janus Mid Cap Portfolio

                                    [CHART]

1998     1999     2000     2001     2002     2003
----     ----     ----     ----     ----     ----
37.2%   122.9%   -31.3%   -37.3%   -29.0%    34.6%



   During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001.

Average Annual Returns for Periods Ending December 31, 2003

                                                               Life of
                                                            the Portfolio
                                   Past 1 year Past 5 years   (3/3/97)
                                   ----------- ------------ -------------
       Class A....................    34.58%      -1.69%        7.29%
       Class B*...................    34.28%      -1.94%        7.04%
       Class E**..................    34.56%      -1.84%        7.14%
       Russell Midcap Growth Index    42.71%       2.01%        6.74%

--------
* Performance information shown for any period prior to the inception of Class B shares is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares.
** Performance information shown for any period prior to the inception of Class
   E shares is the performance of Class A shares adjusted to reflect the 0.15% 12b-1 fee of Class E shares.

Information About the Rights of Shareholders

   The following is a summary of the governing documents and laws applicable to the Fund (of which the FI Mid Cap Portfolio and Janus Mid Cap Portfolio are both part).

  Organization

   The Fund is organized as a Maryland corporation. It is a registered open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

  Shareholder Voting--Generally

   The Articles of Incorporation of the Fund (the "Articles") provide that all shares of all series shall vote as a single class, and not by series or class, except when otherwise required by law or if only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. The Articles specify that the Board, in its sole discretion, determines whether only one or more particular series or classes is affected by the matter under consideration.

  Shareholder Meetings

   The Bylaws of the Fund (the "Bylaws") require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. The Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President. In addition, the Bylaws allow for shareholders to act by written consent in lieu of a meeting upon written consent signed by the holders of all outstanding stock having voting power.

  Quorums

   The Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings, and that one-third of the Directors (but no fewer than two) constitutes a quorum for the transaction of business at a meeting of the Board.

  Indemnification of Directors and Officers

   Pursuant to Maryland law and the Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted by Maryland law. Other than for Directors, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Board of Directors. No indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund may not make an advance payment unless the Director or officer undertakes to repay the advance and (A) it is determined that such Director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is no reason to believe that the person will be found to be entitled to the indemnification.

  Subadvisers

   The Fund relies on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or the Fund without obtaining shareholder approval. The Fund's Directors must approve any new subadvisory agreements under the exemptive order, and the Fund must comply with certain other conditions.

   The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Fund's Directors. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Federal Income Tax Consequences

   Provided that the Contracts funded through the separate accounts of the Insurance Companies qualify as life insurance or annuity contracts under
Section 72 of the Code, the Merger will not create any tax liability for owners of the Contracts.

   The Merger is intended to be a tax-free reorganization. The closing of the Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Janus Mid Cap Portfolio and the FI Mid Cap Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized to the FI Mid Cap Portfolio upon the transfer of its assets to the Janus Mid Cap Portfolio in exchange for the Janus Mid Cap Portfolio shares and the assumption by the Janus Mid Cap Portfolio of the FI Mid Cap Portfolio's liabilities, or upon the distribution of such Janus Mid Cap Portfolio shares to the separate accounts as shareholders of the FI Mid Cap Portfolio;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Janus Mid Cap Portfolio upon the receipt of the assets of the FI Mid Cap Portfolio in exchange for the assumption of the obligations of the FI Mid Cap Portfolio and issuance of the Janus Mid Cap Portfolio shares;

  . under Section 362(b) of the Code, the tax basis of the assets of the FI Mid Cap Portfolio acquired by the Janus Mid Cap Portfolio will be the same as the basis of those assets in the hands of the FI Mid Cap Portfolio immediately prior to the transfer;

  . under Section 1223(2) of the Code, the holding period of the assets of the FI Mid Cap Portfolio in the hands of the Janus Mid Cap Portfolio will include the period during which those assets were held by the FI Mid Cap Portfolio;

  . under Section 354 of the Code, the FI Mid Cap Portfolio separate accounts as shareholders will recognize no gain or loss upon exchange of their shares of the FI Mid Cap Portfolio for the Janus Mid Cap Portfolio shares;

  . under Section 358 of the Code, the aggregate tax basis of the Janus Mid Cap Portfolio shares to be received by each separate account as shareholder of the FI Mid Cap Portfolio will be the same as the aggregate tax basis of the shares of the FI Mid Cap Portfolio exchanged therefor;

  . under Section 1223(l) of the Code, the holding period of the Janus Mid Cap Portfolio shares received by each separate account as shareholder of the FI Mid Cap Portfolio will include the holding period for the FI Mid Cap Portfolio shares exchanged for the Janus Mid Cap Portfolio shares; provided such shares of the FI Mid Cap Portfolio were held as a capital asset on the date of the exchange; and

  . the Janus Mid Cap Portfolio will succeed to and take into account the items of the FI Mid Cap Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

   Prior to the closing of the Merger, the FI Mid Cap Portfolio will declare a distribution, which, together with all previous distributions, will have the effect of distributing to the separate accounts, as shareholders, all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date.

   THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE MERGER AGREEMENT.

Required Vote for the Proposal

   Approval of the Merger Agreement will require the affirmative vote of a majority of the shares of the FI Mid Cap Portfolio outstanding at the record date for the Meeting. The term "majority of the outstanding shares" of the FI Mid Cap Portfolio means the lesser of (a) the holders of 67% or more of the shares of the FI Mid Cap Portfolio present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(b) more than 50% of the outstanding shares of the FI Mid Cap Portfolio. A vote of the shareholders of the Janus Mid Cap Portfolio is not required to approve the Merger.

   If shareholders of the FI Mid Cap Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of FI Mid Cap Portfolio shareholders.

                              GENERAL INFORMATION

Voting Information

   The Directors are soliciting voting instructions in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and voting instruction forms are being mailed to Contract owners beginning on or about March 25, 2004.

Information About Voting Instructions and the Conduct of the Meeting

   Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Alamo Direct Mail Services, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $25,000, which will be borne by MetLife Advisers.

   Voting Process. The shares of the FI Mid Cap Portfolio are currently sold to Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the FI Mid Cap Portfolio are attributable to Contracts. Other outstanding FI Mid Cap Portfolio shares are not attributable to Contracts, because such shares are
(a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company's general account rather than in a separate account.

   Record owners of the common stock of the FI Mid Cap Portfolio as of 4:00 p.m., Eastern Time, on January 31, 2004 (the "Record Time"), will be entitled to vote and may cast one vote for each share held. A majority of the shares of the FI Mid Cap Portfolio outstanding at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the FI Mid Cap Portfolio at the Meeting.

   In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the FI Mid Cap Portfolio that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of FI Mid Cap Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the FI Mid Cap Portfolio.

   The FI Mid Cap Portfolio currently issues Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each Class A share, Class B share and Class E share has one vote. For purposes of determining the number of the FI Mid Cap Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of the FI Mid Cap Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Time.

   FI Mid Cap Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that FI Mid Cap Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

   If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

   Costs of Solicitation. MetLife Advisers will bear the costs of the Merger, except for portfolio transaction costs incurred by the Portfolios in connection with the purchase or sale of portfolio securities that are permitted investments of the Portfolios and governmental fees required in connection with the registration or qualification under applicable and federal laws of the shares of the Janus Mid Cap Portfolio to be issued. The costs to be borne by MetLife Advisers will include, among other costs, the costs of this Prospectus/Proxy Statement. In the event that the Merger is not consummated, MetLife Advisers will bear all of the costs and expenses incurred by both the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio in connection with the Merger.

   Adjournments; Other Business. An adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of the FI Mid Cap Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Bylaws require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. Shareholder proposals to be presented at any future meeting of shareholders of the Portfolios or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Other Information

   Outstanding Shares and Shareholders. As of the Record Time, the following number of shares of the FI Mid Cap Portfolio were outstanding and entitled to vote:

                             Class A   570,721.629
                             Class B   804,744.049
                             Class E 2,550,798.830

   All of the shares of the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

   The Insurance Companies have informed the Fund that as of the Record Time, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the FI Mid Cap Portfolio or the Janus Mid Cap Portfolio. The Fund has been informed that the officers and Directors as a group owned less than 1% of the outstanding shares of each of the FI Mid Cap Portfolio or the Janus Mid Cap Portfolio.

   Because the Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

   Address of Underwriter. MetLife is the principal underwriter and distributor of the Fund. The address of MetLife is 1 Madison Avenue, New York, New York 10010.

   Other Financial and Performance Information. Financial highlights for the Janus Mid Cap Portfolio are included in Appendix B to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Janus Mid Cap Portfolio is included in Appendix D to this Prospectus/Proxy Statement. Other financial information for the FI Mid Cap Portfolio, as well as information and commentary about the recent performance of the FI Mid Cap Portfolio, are incorporated by reference to the FI Mid Cap Portfolio's Prospectus and Annual Report for the period ending December 31, 2003. The Annual Report of the Fund (which includes the report of independent auditors of both Portfolios) is available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

                                                                     Appendix A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of
[          ], 2004, by and between (i) Metropolitan Series Fund, Inc. (the
"Company"), a Maryland corporation formed on November 23, 1982, on behalf of the FI Mid Cap Opportunities Portfolio (the "Acquired Fund"), a series of the Company, and (ii) the Company, on behalf of the Janus Mid Cap Portfolio (the "Acquiring Fund"), a series of the Company.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

      (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

      (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"); provided, however, that the Acquiring Fund shall not assume any liabilities or obligations of the

          Acquired Fund relating to expense subsidy or reimbursement arrangements between the Acquired Fund and its investment adviser.

      (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional (i) Class A shares of the Acquiring Fund (the "Class A Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class A shares of the Acquired Fund (the holders of such Class A shares of the Acquired Fund, the "Group I Shareholders"); (ii) Class A Acquisition Shares equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class E shares of the Acquired Fund held as an investment option under the Preference Plus Account variable annuity contracts, Preference Plus Income variable annuity contracts, Enhanced Preference Plus Account variable annuity contracts, Enhanced Preference Plus Income variable annuity contracts, Financial Freedom Account variable annuity contracts and Financial Freedom Income variable annuity contracts (the "Group II Shareholders"); (iii) Class E shares of the Acquiring Fund (the "Class E Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class E shares of the Acquired Fund held as an investment option under the Preference Plus Select variable annuity contracts (the "Group III Shareholders"); and (iv) Class B shares of the Acquiring Fund (the "Class B Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class B shares of the Acquired Fund (the holders of such Class B shares of the Acquired Fund, the "Group IV Shareholders"), in each case computed in the manner and as of the time and date set forth in paragraph 2.1. The Class A Acquisition Shares, the Class B Acquisition Shares and the Class E Acquisition Shares are collectively referred to herein as the "Acquisition Shares." Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares pursuant to paragraph 1.1. Each Group I Shareholder shall be entitled to receive that proportion of the Class A Acquisition Shares which the number of Class A shares of the Acquired Fund held by such Group I Shareholder bears to the total number of Class A shares of the Acquired Fund held by all Group I Shareholders on the Valuation Date. Each Group II Shareholder shall be entitled to receive that proportion of the Class A Acquisition Shares which the number of Class E shares of the Acquired Fund held by such Group II Shareholder bears to the total number of Class E shares of the Acquired Fund held by all Group II Shareholders on the Valuation Date. Each Group III Shareholder shall be entitled to receive that proportion of the Class E Acquisition Shares which the number of Class E shares of the Acquired Fund held by such Group III Shareholder bears to the total number of Class E shares of the Acquired Fund held by all Group III Shareholders on the Valuation Date. Each Group IV Shareholder shall be entitled to receive that proportion of the Class B Acquisition Shares which the number of Class B shares of the Acquired Fund held by such Group II Shareholder bears to the total number of Class B shares of the Acquired Fund held by all Group II Shareholders on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  1.4. With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Company has been notified by the Acquired Fund or its agent that such shareholder has surrendered all of his, her or its outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

  1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

  2.1. For the purpose of paragraph 1, the value of the shares of the Acquired Fund held by, respectively, the Group I Shareholders, the Group II Shareholders, the Group III Shareholders and the Group IV Shareholders shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the Closing Date (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the

       Company, and shall be certified by an authorized officer of the Company on behalf of the Acquired Fund.

3. CLOSING AND CLOSING DATE.

  3.1. The Closing Date shall be on April 30, 2004 or on such other date as the parties may agree. The Closing shall be held at the close of business on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

  3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for MFS Investors Trust Portfolio, a series of the Metropolitan Series Fund, Inc."

  3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by the Company, on behalf of the either the Acquired Fund and the Acquiring Fund, upon written notice.

  3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of common stock of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

  4.1. The Company, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission

          (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2003, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

      (g) Since December 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

      (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 100 million shares are authorized for the Acquired Fund. The outstanding shares of the Acquired Fund are, and at the Closing Date will be, divided into Class A, Class B and Class E shares, each having the characteristics described in the Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

      (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

      (m) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

      (o) The information provided by the Acquired Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "blue sky" laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
          Rico);

      (q) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term

          "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2003, referred to in
          Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

      (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with its investment restrictions as are set forth in the prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

      (s) No registration of any of the Investments under the Securities Act or under any state securities or "blue sky" laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

  4.2. The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
       Date:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2003, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

      (h) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquiring Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and the diversification requirements of
          Section 817(h) of the Code and the regulations thereunder;

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which 100 million shares are authorized for the Acquiring Fund. The outstanding shares of the Acquiring Fund are, and at the Closing Date will be, divided into Class A, Class B and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

      (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

      (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares or Class E shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

      (o) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "blue sky" laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

  5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

  5.2. The Acquired Fund will call a meeting of its shareholders to be held on or prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

  5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company, on behalf of the Acquiring Fund, will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

  5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

  5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

  5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

  5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "blue sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1. The Company, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

  6.2. The Company, on behalf of the Acquired Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity;

      (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

      (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

      (e) The execution and delivery by the Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound;

      (f) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "blue sky" laws or such as have been obtained;

      (g) After inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Company or the Acquiring Fund on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein;

      (h) The Company is duly registered with the SEC as an investment company under the 1940 Act; and

      (i) To the knowledge of such counsel, after having made inquiry of officers of the Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Company's obligations under this Agreement, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  7.1. The Company, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2. The Company, on behalf of the Acquiring Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity;

      (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

      (d) The execution and delivery by the Company on behalf of the Acquired Fund of this Agreement did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the

          Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;

      (e) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "blue sky" laws or such as have been obtained;

      (f) After inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Company or the Acquired Fund on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date which is required to be described in the Registration Statement which is not disclosed therein;

      (g) The Company is duly registered with the SEC as an investment company under the 1940 Act;

      (h) To the knowledge of such counsel, after having made inquiry of officers of the Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Company's obligations under this Agreement, and neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and

      (i) All issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3. The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2003 and signed pro forma tax returns for the period from December 31, 2003 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date (in each case computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date.

  7.5. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund hereunder are each subject to the further conditions that on or before the Closing Date:

  8.1. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of Acquired Fund Shareholders referred to in paragraph 5.2;

  8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

  8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "blue sky" and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

  8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5. The Company, on behalf of each of the Acquiring Fund and the Acquired Fund, shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

      (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of
          Section 368(a) of the Code, and the Acquired Fund and the Acquiring

          Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

      (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

      (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

      (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

      (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquisition Shares;

      (f) The tax basis of the Acquisition Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

      (g) The holding period of the Acquisition Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

      (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

  8.6. At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Directors of the Company if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

  9.1. Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC ("MetLife Advisers"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquisition Shares under applicable state and federal laws.

  9.2. In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

  9.3. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

  9.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

  10.1. The Company, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

  11.1. This Agreement may be terminated by the Company on behalf of both the Acquiring Fund and the Acquired Fund. In addition, the Company may at its option terminate this Agreement at or prior to the Closing Date:

       (a) Because of a material breach by any party of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) If the Board of Directors of the Company, on behalf of either the Acquiring Fund or the Acquired Fund, determines that the termination of this Agreement is in the best interests of its shareholders.

  11.2. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by the parties.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to the Acquired Fund

Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

  14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

  14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5. A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland, and notice is hereby given that no director, officer, agent or employee of the Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6. The Company, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its FI Mid Cap Opportunities Portfolio

                           By: _________________________________________________

                                  John F. Guthrie, Jr.
                           Name: _______________________________________________

                                  Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its Janus Mid Cap Portfolio

                           By: _________________________________________________

                                  John F. Guthrie, Jr.
                           Name: _______________________________________________

                                  Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                           Agreed and accepted as to paragraph 9 only:

                           METLIFE ADVISERS, LLC

                           By: _________________________________________________

                                  John F. Guthrie, Jr.
                           Name: _______________________________________________

                                  Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                                                                     Appendix B

                   INFORMATION ABOUT THE COMBINED PORTFOLIO

   This Section is designed to give you information about the Janus Mid Cap Portfolio and is based on information contained in the Prospectus of the Combined Portfolio effective May 1, 2004.

                 A.  Information About the Combined Portfolio

Investment Objective

   The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

   Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

   The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

   FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

   Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .   A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Portfolio or of mid cap stocks in general.

  .   Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

   The table below compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Effective May 1, 2004, FMR will replace Janus Capital Management LLC ("Janus") as subadviser to the Portfolio. Performance shown below reflects the management of Janus.

                    1998   1999   2000   2001   2002   2003
                    ----  -----  -----  -----  -----  -----
                    37.2% 122.9% -31.3% -37.3% -29.0% 34.58%

   During the period shown above, the highest quarterly return was 59.37% for the second quarter of 1999, and the lowest quarterly return was -30.95% for the first quarter of 2001.

Average Annual Returns for Periods Ending December 31, 2003

                                                             Life of the
                                                              Portfolio
                                    Past 1 year Past 5 years  (3/3/97)
                                    ----------- ------------ -----------
        Class A....................    34.58%      -1.69%       7.29%
        Class B*...................    34.28%      -1.94%       7.04%
        Class E**..................    34.56%      -1.84%       7.14%
        Russell Midcap Growth Index    42.71%       2.01%       6.74%

--------
* Performance information shown for any period prior to the inception of Class B shares is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares.
** Performance information shown for any period prior to the inception of Class
   E shares is the performance of Class A shares adjusted to reflect the 0.15% 12b-1 fee of Class E shares.

Fees and Expenses

   This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

          Shareholder Fees (fees paid directly from your investment)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Maximum Sales Charge Imposed on Purchases (as a
     percentage of offering price)...................  None    None    None
   Maximum Deferred Sales Charge (as a percentage
     of purchase price or redemption price, whichever
     is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fee (%).......................  0.69    0.69    0.69
       Distribution and Service (12b-1) Fees (%)  0.00    0.25    0.15
       Other Expenses (%).......................  0.08    0.08    0.08
       Total Annual Fund Operating Expenses (%).  0.77    1.02    0.92

Example

   This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Class A  $ 79   $246    $428    $  954
                    Class B  $104   $325    $563    $1,248
                    Class E  $ 94   $293    $509    $1,131

More About Investment Strategies and Risks

  Equity Securities

   In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

   Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies.

Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

   Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

   In addition to the risks associated with securities generally, foreign securities present additional risks.

   Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

   Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

   A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

   A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

   A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Forward Contracts and Futures Contracts

   The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

   If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

   Effective May 1, 2004, FMR will be the subadviser to the Portfolio and the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. Prior to May 1, 2004, the Portfolio was subadvised by Janus Capital Management LLC ("Janus"). As of December 31, 2003, FMR and its affiliates managed approximately $888 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

   Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

   The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fees of 0.69% of the Portfolio's average daily net assets.

                           B.  Financial Highlights

   The financial highlights table is intended to help you understand the financial performance of each class of the Janus Mid Cap Portfolio for the life of the Portfolio. Certain information reflects financial results for a single share of the Janus Mid Cap Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Janus Mid Cap Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay. Inclusion of these expenses would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche, LLP, whose report for 2003, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                            Class A
                                    ------------------------------------------------------
                                                    Year Ended December 31,
                                    ------------------------------------------------------
                                      2003      2002       2001        2000        1999
                                    --------  --------  ----------  ----------  ----------
Net Asset Value, Beginning of
 Period............................ $  10.41  $  14.66  $    23.38  $    36.54  $    17.44
                                    --------  --------  ----------  ----------  ----------
Income From Investment Operations
  Net investment income (loss).....    (0.03)    (0.03)      (0.03)      (0.10)      (0.05)
  Net realized and unrealized gain
   (loss) on investments...........     3.63     (4.22)      (8.69)     (10.66)      21.14
                                    --------  --------  ----------  ----------  ----------
  Total from investment
   operations......................     3.60     (4.25)      (8.72)     (10.76)      21.09
                                    --------  --------  ----------  ----------  ----------
Less Distributions
  Distributions from net realized
   capital gains...................     0.00      0.00        0.00       (2.40)      (1.99)
                                    --------  --------  ----------  ----------  ----------
  Total Distributions..............     0.00      0.00        0.00       (2.40)      (1.99)
                                    --------  --------  ----------  ----------  ----------
Net Asset Value, End of Period..... $  14.01  $  10.41  $    14.66  $    23.38  $    36.54
                                    ========  ========  ==========  ==========  ==========
Total Return (%)...................     34.6     (29.0)      (37.3)      (31.3)      122.9
Ratio of operating expenses to
 average net assets before expense
 reductions (%)....................     0.77      0.75        0.74        0.70        0.71
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d).................     0.76        --          --          --          --
Ratio of net investment income to
 average net assets (%)............    (0.24)    (0.27)      (0.17)      (0.33)      (0.41)
Portfolio turnover rate (%)........       39        78         105         118         103
Net assets, end of period (000's).. $873,202  $681,221  $1,067,259  $1,783,379  $1,931,797

                                         Class B                        Class E
                              --------------------------     --------------------------
                                                January 2,                       May 1,
                                 Year ended      2001(a)        Year ended      2001(a)
                                December 31,     through       December 31,     through
                              ---------------  December 31,  ---------------  December 31,
                                2003    2002       2001        2003    2002       2001
                              -------  ------  ------------  -------  ------  ------------
Net Asset Value, Beginning
 of Period................... $ 10.27  $14.50    $ 21.47     $ 10.33  $14.58     $19.02
                              -------  ------    -------     -------  ------     ------
Income From Investment
 Operations
  Net investment income
   (loss)....................   (0.05)  (0.06)     (0.04)      (0.03)  (0.01)      0.00
  Net realized and
   unrealized gain (loss)
   on investments............    3.57   (4.17)     (6.93)       3.60   (4.24)     (4.44)
                              -------  ------    -------     -------  ------     ------
  Total from investment
   operations................    3.52   (4.23)     (6.97)       3.57   (4.25)     (4.44)
                              -------  ------    -------     -------  ------     ------
Net Asset Value, End of
 Period...................... $ 13.79  $10.27    $ 14.50     $ 13.90  $10.33     $14.58
                              =======  ======    =======     =======  ======     ======
Total Return (%).............    34.3   (29.2)     (32.5)(b)    34.6   (29.2)     (23.3)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%)......    1.02    1.00       0.99(c)     0.92    0.90       0.89(c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d)...........    1.01      --         --        0.91      --         --
Ratio of net investment
 income to average net
 assets (%)..................   (0.48)  (0.52)     (0.40)(c)   (0.37)  (0.34)     (0.22)(c)
Portfolio turnover rate (%)..      39      78        105          39      78        105
Net assets, end of
 period (000's).............. $13,849  $9,037    $12,334     $12,991  $3,605     $   28

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                                                     Appendix C

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of the FI Mid Cap Portfolio and the Janus Mid Cap Portfolio as of January 30, 2004, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the FI Mid Cap Portfolio by the Janus Mid Cap Portfolio at net asset value as of that date.

                                                               Janus Mid Cap
                    FI Mid Cap  Janus Mid Cap   Pro Forma   Portfolio Pro Forma
                    Portfolio     Portfolio    Adjustments    Combined(1)(2)
                    ----------- ------------- ------------  -------------------
Class A
Net asset value.... $ 6,655,111 $876,093,451  $ 14,810,549     $897,559,111
Shares outstanding.     570,722   61,852,939       944,771       63,368,432
Net asset value per
 share............. $     11.66 $      14.16                   $      14.16
Class B
Net asset value.... $ 9,345,833 $ 14,292,431            --     $ 23,638,264
Shares outstanding.     804,744    1,025,752      (134,003)       1,696,493
Net asset value per
 share............. $     11.61 $      13.93                   $      13.93
Class E
Net asset value.... $29,673,747 $ 14,245,787  $(14,810,549)    $ 29,108,985
Shares outstanding.   2,550,799    1,014,444    (1,492,390)       2,072,853
Net asset value per
 share............. $     11.63 $      14.04                   $      14.04

--------
(1) Assumes the Merger was consummated on January 30, 2004 and is for informational purposes only. No assurance can be given as to how many shares of the Janus Mid Cap Portfolio will be received by the shareholders of the FI Mid Cap Portfolio on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Janus Mid Cap Portfolio that actually will be received on or after such date.
(2) Class A shares of the Janus Mid Cap Portfolio will be distributed to (i) holders of Class A shares of the FI Mid Cap Portfolio and (ii) holders of Class E shares of the FI Mid Cap Portfolio held through insurance products that currently offer Class A shares of the Janus Mid Cap Portfolio as an investment option. Class B shares of the Janus Mid Cap Portfolio will be distributed to holders of Class B shares of the FI Mid Cap Portfolio. Class E shares of the Janus Mid Cap Portfolio will be distributed to holders of Class E shares of the FI Mid Cap Portfolio held through insurance products that currently do not offer Class A shares of the Janus Mid Cap Portfolio as an investment option.

                                                                     Appendix D

      MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE JANUS MID CAP PORTFOLIO

Portfolio Manager Commentary*

INVESTMENT OBJECTIVE
To provide long-term growth of capital.

INCEPTION DATE
Class A 3/3/97
Class B 1/2/01
Class E 5/1/01

ASSET CLASS
Mid Cap Stocks

NET ASSETS
$900 Million

SUBADVISER
Janus Capital Management LLC

PERFORMANCE AT-A-GLANCE

   For the year ended December 31, 2003, the Class A shares of the Janus Mid Cap Portfolio returned 34.6%, compared to its benchmark, the Russell MidCap Growth Index(8) which returned 42.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe(16), was 36.3% over the same period.

PORTFOLIO REVIEW

   The Portfolio's gain was set against a backdrop of a marketwide advance as the major U.S. stock market indices ended the year with gains for the first time since 1999. The year began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new job growth, and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, the market bounced back sharply by the time the hostilities began in mid-March. This was quickly followed by improving consumer confidence. Later in the summer, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

   While enjoying this broad run-up, we steadfastly adhered to our commitment to preserving and growing shareholder capital by maintaining a balanced portfolio consisting of what we see as innovative companies from across many industries. We increased our holdings of stocks poised to benefit from an improving economy as our fundamental research supported such a thesis.

   Top individual performers were International Game Technology, a world-leading producer of slot machines for casinos, and National Semiconductor, a manufacturer of analog microprocessor chips for electronic devices such as wireless phones. Also contributing significantly was asset manager T. Rowe Price Group, and St. Jude Medical, a medical device manufacturer for cardiac disorders. Natural gas pipeline owner and operator Kinder Morgan rounded out the Portfolio's list of top-five contributors. Toolmaker Stanley Works proved the biggest drag on returns, followed by medical insurer First Health Group and industrial and safety products distributor W.W. Grainger. Westwood One, the nation's largest radio network, also lost ground, as did Auto Zone, an automotive parts and accessories retailer with more than 3,000 stores.

   Although we build our portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact on performance. During this particular period, the two sectors that had the least positive impact on our absolute results were our positions in the telecommunication services and materials areas, which still managed to contribute positively to the Portfolio's performance despite representing a relatively small share of its assets. Leading the way on an absolute basis were our consumer discretionary holdings, in which the Portfolio's weighting significantly exceeded the index, and the information technology sector.

                             PORTFOLIO COMPOSITION

                                 Top Holdings
                            as of December 31, 2003

                                                   % of Total
                   Security                        Net Assets
                   --------                        ----------
                   Kinder Morgan, Inc.............    2.4%
                   Lamar Advertising Co. (Class A)    2.4%
                   St. Jude Medical, Inc..........    2.3%
                   Ryanair Holdings, Plc. (ADR)...    2.2%
                   International Game Technology..    2.1%
                   Dean Foods Co..................    2.1%
                   Ball Corp......................    2.0%
                   T. Rowe Price Group, Inc.......    2.0%
                   Murphy Oil Corp................    1.8%
                   KLA-Tencor Corp................    1.7%

       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

              Janus Mid Cap      Russell MidCap
            Portfolio Class A     Growth Index
            -----------------    ---------------
 3/03/97         $10,000            $10,000
   12/97          12,836             11,999
   12/98          17,610             14,143
   12/99          39,257             21,397
   12/00          26,993             18,883
   12/01          16,918             15,078
   12/02          12,015             10,946
   12/03          16,170             15,621

                            Average Annual Returns

                                                          Russell
                                  Janus Mid Cap Portfolio Midcap
                                  ----------------------  Growth
                                  Class A Class B Class E  Index
                                  ------- ------- ------- -------
              1 Year.............  34.6%    34.3%   34.6%  42.7%
              5 Years............  -1.7      N/A     N/A    2.0
              Since Inception(17)   7.3    -13.7   -11.1    6.7

   Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

   This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                        METROPOLITAN SERIES FUND, INC.

Footnotes to Portfolio Manager Commentary
--------
 (*) The views expressed in the Portfolio Manager Commentary, for each Portfolio, are those of the Subinvestment advisor firm as of December 31, 2003 and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future Portfolio composition, which will vary.
 (8) The Russell MidCap(TM) Growth Index is an unmanaged measure of performance of those Russell MidCap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
(16) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(17) The Indices since inception returns, shown in each Portfolio's Average Annual Return tables, are calculated from the inception date of the Class A shares of the relevant Portfolio.

                         METROPOLITAN SERIES FUND, INC.

                             JANUS MID CAP PORTFOLIO

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 24, 2004


     This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the FI Mid Cap Opportunities Portfolio (the "Acquired Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), with and into the Janus Mid Cap Portfolio (the "Acquiring Portfolio"), a series of the Fund.


     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March 24, 2004 (the "Prospectus/Proxy Statement") of the Acquiring Portfolio which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the assumption of the liabilities of the Acquired Portfolio. The Acquired Portfolio would distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.


     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Fund at 501 Boylston Street, Boston, Massachusetts 02116, or by calling (800) 638-7732.

                                Table of Contents

I.  Additional Information about the Acquiring Portfolio and the Acquired Portfolio......2

II. Financial Statements.................................................................2
       A. Incorporation by Reference.....................................................2
       B. Unaudited Pro Forma Combined Financial Statements..............................2

Appendix A - Additional Information About the Acquiring Portfolio........................A-1

I. Additional Information About the Acquiring Portfolio and the Acquired Portfolio.

     This SAI is accompanied by the current Statement of Additional Information of the Fund dated May 1, 2003, as supplemented (the "Fund SAI"). Additional information about the Acquired Portfolio is contained in and incorporated herein by reference to the Fund SAI. The Fund SAI has previously been filed with the SEC.

     Additional information about the Acquiring Portfolio is set forth in Appendix A to this SAI.

II   Financial Statements.

     A.   Incorporation by Reference.

          This SAI is accompanied by the Annual Report to shareholders of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2003 (the "Annual Report"), including the report of Deloitte & Touche, LLP contained therein. The Annual Report, which is incorporated by reference into this SAI, contain historical financial information regarding the Acquired Portfolio and the Acquiring Portfolio and has been filed with the SEC.

     B.   Unaudited Pro Forma Combined Financial Statements

          In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required for the Merger because the net asset value of the Acquired Portfolio does not exceed 10% of the net asset value of the Acquiring Portfolio as of January 30, 2004.

        Appendix A - Additional Information About the Acquiring Portfolio

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2003, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2002 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

General....................................................................3
Investment Objectives and Policies.........................................3
Investment Restrictions...................................................14
Investment Practices......................................................27
Resolving Material Conflicts..............................................50
Determination of Net Asset Values.........................................50
Fund Performance..........................................................52
Expenses..................................................................59
Directors and Officers....................................................60
Advisory Arrangements.....................................................64
Distribution Agreements...................................................77
Other Services............................................................79
Portfolio Transactions and Brokerage......................................80
Code of Ethics............................................................83
Description of the Fund...................................................83
Taxes.....................................................................84
Transfer Agent............................................................86
Financial Statements......................................................86
Index Sponsors............................................................86
Appendix A-1 (Description of Bond Ratings)................................89
Appendix A-2 (Description of Commercial Paper Ratings)....................92
Appendix B................................................................93

                                     GENERAL

          Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

          The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Alger Equity Growth Portfolio

          The Portfolio's investment objective is long-term capital appreciation. The Portfolio's assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

          The Portfolio's subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Portfolio's investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Portfolio invests at least 80% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Portfolio may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Portfolio anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

          The Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

          The Portfolio (with respect to 20% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Portfolio may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

          Although the Portfolio's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Balanced Portfolio

          The Portfolio's investment objective is long-term total return from a combination of capital appreciation and current income.

          No more than 5% of the assets of the fixed-income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).

Capital Guardian U.S. Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio may not make loans.

          The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

          The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

          The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

          The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

          The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI Mid Cap Opportunities Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Structured Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

          The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

          The Portfolio's investment objective is long-term capital appreciation. Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

          Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

          Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

          Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 1/3% of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales 'Against the Box'") with up to 20% of its total assets.

          Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

          Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio

          The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

          As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

          The Portfolio may invest in forward foreign currency contracts.

Janus Mid Cap Portfolio

          The Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company.

          The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.

          The Portfolio may invest more than 5% of its assets in inverse floaters, which are debt instruments whose interest bears an inverse relationship to the interest rate on another security.

          The Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.).

Jennison Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

          The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

          The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

          The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

          Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Performance Comparisons" in the section entitled "Fund Performance.")

          Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

          The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

          Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

          Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

MFS Research Managers Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective with their assigned industry responsibility.

          The Portfolio's policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection of progressive, well-managed companies. The Portfolio's non-convertible debt investments, if any, may consist of "investment grade" securities (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by MFS to be of similar quality) and, with respect to no more than 10% of the Portfolio's net assets, securities in the lower rated categories (i.e., securities rated below one of the top four ratings, as described above, or securities which MFS believes to be of similar quality to these lower rated securities (commonly known as "junk bonds")). For a description of bond ratings, see Appendix A to this SAI.

          Consistent with this investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

MFS Total Return Portfolio

          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

          The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

Neuberger Berman Partners Mid Cap Value Portfolio

          The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

          Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Putnam International Stock Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

Salomon Brothers Strategic Bond Opportunities Portfolio

          The Portfolio's investment objective is a high level of total return consistent with preservation of capital.

          Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

          Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

          In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

          The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

          The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

          The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

          The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

          The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

          SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

          At least 80% of the total assets of the Portfolio will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

          (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
(i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

          Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

          The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

          Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices

Scudder Global Equity Portfolio

          The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

          The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

          The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management, the Portfolio's subadviser, to be of comparable quality.

State Street Research Aggressive Growth Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Aurora Portfolio

          As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Bond Income Portfolio

          The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

State Street Research Diversified Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 50% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Investment Trust Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Large Cap Value Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Money Market Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

          In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

          The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

          All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

          In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Structured Equity (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

          For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

          The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-six Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

          Each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:

     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities

          (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

          None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Borrow money, except to the extent permitted by applicable law, regulation or order;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws (this limit does not apply to FI Mid Cap Opportunities; FI Mid Cap Opportunities will not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies);

     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b. Lend portfolio securities in excess of 33[OBJECT OMITTED]% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

Janus Mid Cap Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in
          (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     d. Sell put options other than to close out option positions previously entered into.

Putnam International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs").

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions

For each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to Janus Mid Cap.

     3.   No Portfolio may make any short sale.

     4. No Portfolio (except for Janus Mid Cap) may participate on a joint or joint and several basis in any trading account in securities.

None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

          The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

          Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

          The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

          A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                       Portfolios
--------------------                       ----------

Equity Securities                          All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Convertible Securities                     All Portfolios other than Street
                                           Research Money Market

Fixed-income Securities                    All Portfolios

Money Market Instruments                   All Portfolios

U.S. Government Securities                 All Portfolios

Mortgage-Related Securities                All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Stripped Mortgage Securities               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Asset-backed Securities                    All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Zero Coupon Securities                     All Portfolios other than State
                                           Street Research Money Market and
                                           Equity Index Portfolios

Lower Rated Fixed-income Securities        All Portfolios other than State
(High Yield Debt)                          Street Research Money Market and
                                           Equity Index Portfolios

Foreign Securities                         All Portfolios

High Yield/High Risk Foreign Sovereign     All Portfolios other than Equity
Debt Securities                            Index Portfolios and State Street
                                           Research Money Market

Brady Bonds                                All Portfolios other than Equity
                                           Index Portfolios, MFS Investors
                                           Trust, FI Mid Cap Opportunities and
                                           FI Structured Equity

Foreign Equity Depositary Receipts         All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Yankee Bonds                               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Foreign Currency Transactions, including   All Portfolios other than Russell
Forward Contracts, Futures and Options     2000 Index, MetLife Mid Cap Stock
                                           Index and MetLife Stock Index (except
                                           that Neuberger Berman Partners Mid
                                           Cap Value may not purchase options on
                                           foreign currencies)

Emerging Markets                           All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities and FI Structured
                                           Equity

Obligations of Supranational Agencies      All Portfolios other than Equity
                                           Index Portfolios

Illiquid Securities                        All Portfolios

Rule 144A Securities                       All Portfolios

Real Estate Investment Trusts              All Portfolios other than State
                                           Street Research Money Market

Investment Company Securities              All Portfolios

Exchange Traded Funds                      All Portfolios other than State
                                           Street Research Money Market

Repurchase Agreements                      All Portfolios

Reverse Repurchase Agreements              All Portfolios other than FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Dollar Rolls                               All Portfolios other than FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Purchasing and Selling Options on          All Portfolios other than Neuberger
Securities                                 Berman Partners Mid Cap Value, State
                                           Street Research Money Market and MFS
                                           Investors Trust

Purchasing and Selling Futures (and        All Portfolios other than Neuberger
options  thereon)                          Berman Partners Mid Cap Value, State
                                           Street Research Money Market and
                                           Harris Oakmark Focused Value (MFS
                                           Investors Trust may not engage in
                                           options on futures)

Eurodollar Futures and Options             All Portfolios other than State
                                           Street Research Money Market,
                                           Neuberger Berman Partners Mid Cap
                                           Value, FI Mid Cap Opportunities and
                                           FI Structured Equity

Loan Participations and Assignments        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Swaps, Caps, Floors, Collars, Etc.         All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities and FI Structured
                                           Equity (Neuberger Berman Partners Mid
                                           Cap Value may not engage in swaps)

Inverse Floaters                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Structured Notes                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Capital Securities                         All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Payment-in-Kind securities ("PIKs")        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Warrants                                   All Portfolios other than State
                                           Street Research Money Market

Indexed Securities                         All Portfolios other than State
                                           Street Research Money Market

When Issued Securities                     All Portfolios

Forward Commitments                        All Portfolios other than State
                                           Street Research Money Market

Hybrid Instruments                         All Portfolios other than State
                                           Street Research Money Market (up to
                                           10% of total assets for T. Rowe Price
                                           Large Cap Growth and T. Rowe Price
                                           Small Cap Growth)

Short Sales "Against the Box"              Alger Equity Growth, Harris Oakmark
                                           Focused Value, MFS Investors Trust,
                                           MFS Research Managers, MFS Total
                                           Return and State Street Research Bond
                                           Income

Lending of Portfolio Securities            All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

          Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Portfolio may realize a capital loss on its investment if the security was purchased at a premium and a Portfolio may be forced to replace the called security with a lower yielding security.

          Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of a Portfolio to increase or decrease.

          Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

          The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

          There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

          Percent change in bond price = - (Duration x Absolute change in yield).

          For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

          The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

          U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

          Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

          Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

          Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

          U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

          Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

          Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Securities ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

          Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

          Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

          As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

          In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

          Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

          Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

          Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

          Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

          Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

          In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

          If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady

Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Each Portfolio may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

          Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

          To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

          Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. The Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Portfolio, the subadviser, its affiliates and their respective clients and other service providers. The Portfolios may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

          Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolios. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of State Street Research Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of State Street Research Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

          Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Structured Equity, Jennison Growth and Capital Guardian U.S. Equity).

          Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

          Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

          ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

          ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their et asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into these agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

          The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

          A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that the Portfolio will be able to effect such compensation.

          The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

          There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

          Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

          Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

          An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to realize any profit. If the Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Portfolio purchases foreign futures or options.

          The successful use of transactions in futures and options depends in part on the ability of the Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

          Future Developments - The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

          Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than
the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

          Closing a written call option will permit the Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          The Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

          Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

          The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

          When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

          Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

          The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

          (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

          (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

          (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

          (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

          If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's adviser or subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

          The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

          Each Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

          Structured notes can serve many different purposes in the management of the Portfolio. For example, they can be used to increase the Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Portfolio hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

          Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.

dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Hybrid instruments may bear interest or pay preferred dividends and below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

          Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

          Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be the subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

          The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                          RESOLVING MATERIAL CONFLICTS

          Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NEF"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NEF, MetLife Investors, or General American.

          A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NEF, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

          The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

          If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

          Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)

          Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

          Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

          Equity securities traded on a national securities exchange or exchanges are valued at their last sale priceon the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

          Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price).

          Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

          Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

          The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market

          The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.

          By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                FUND PERFORMANCE

          Information about the performance of the Portfolio is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Portfolio is based on that Portfolio's past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance and variable annuity products and for Qualified Plans and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products or under Qualified Plans for which the Fund serves as an investment vehicle.

          Each Portfolio may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently MetLife Advisers. If these arrangements had not been in effect, certain Portfolio's total return would have been lower (see "Expense Agreement" under "Expenses" below).

          Below are the average annual total returns for each class of shares of each Portfolio for periods ended December 31, 2002.

--------------------------------------------------------------------------------------
                            Average Annual Total Return
--------------------------------------------------------------------------------------
                                                                              Since
            Portfolio                 One Year   Five Years   Ten Years   Commencement
--------------------------------------------------------------------------------------
Alger Equity Growth
--------------------------------------------------------------------------------------
Class A                                -33.17        0.12        N/A           9.11
--------------------------------------------------------------------------------------
Class B*                               -33.42       -0.13        N/A           8.86
--------------------------------------------------------------------------------------
Class E**                              -33.24       -0.03        N/A           8.96
--------------------------------------------------------------------------------------
Balanced Portfolio (1)
--------------------------------------------------------------------------------------
Class A                                -13.54       -3.45        N/A           4.40
--------------------------------------------------------------------------------------
Class E**                              -13.72       -3.60        N/A           4.25
--------------------------------------------------------------------------------------
Capital Guardian U.S. Equity
--------------------------------------------------------------------------------------
Class A                                 N/A          N/A         N/A         -21.00
--------------------------------------------------------------------------------------
Class B                                 N/A          N/A         N/A         -21.10
--------------------------------------------------------------------------------------
Davis Venture Value
--------------------------------------------------------------------------------------
Class A                                -16.37        1.82        N/A          11.71
--------------------------------------------------------------------------------------
Class B*                               -16.62        1.57        N/A          11.46
--------------------------------------------------------------------------------------
Class E**                              -16.55        1.67        N/A          11.56
--------------------------------------------------------------------------------------
FI Mid Cap Opportunities
--------------------------------------------------------------------------------------
Class A                                 N/A          N/A         N/A         -18.10
--------------------------------------------------------------------------------------
Class B                                 N/A          N/A         N/A         -18.20
--------------------------------------------------------------------------------------
Class E                                 N/A          N/A         N/A         -18.20
--------------------------------------------------------------------------------------
FI Structured Equity (2)
--------------------------------------------------------------------------------------
Class A                                -19.45       -2.20        N/A           8.38
--------------------------------------------------------------------------------------
Class B*                               -19.70       -2.45        N/A           8.13
--------------------------------------------------------------------------------------
Class E**                              -19.56       -2.35        N/A           8.23
--------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth
--------------------------------------------------------------------------------------
Class A                                -27.81        N/A         N/A         -23.43
--------------------------------------------------------------------------------------
Class B                                -28.04        N/A         N/A         -23.68
--------------------------------------------------------------------------------------
Class E                                -27.82        N/A         N/A         -23.58
--------------------------------------------------------------------------------------
Harris Oakmark Focused Value (3)
--------------------------------------------------------------------------------------
Class A                                -8.83         5.88        N/A          10.98
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                               Average Annual Total Return
------------------------------------------------------------------------------------------
                                                                                  Since
               Portfolio                  One Year   Five Years   Ten Years   Commencement
------------------------------------------------------------------------------------------
Class B***                                  -9.06        5.63         N/A         10.73
------------------------------------------------------------------------------------------
Class E***                                  -8.98        5.73         N/A         10.83
------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value
------------------------------------------------------------------------------------------
Class A                                    -14.16        N/A          N/A          0.83
------------------------------------------------------------------------------------------
Class B*                                   -14.41        N/A          N/A          0.58
------------------------------------------------------------------------------------------
Class E**                                  -14.29        N/A          N/A          0.68
------------------------------------------------------------------------------------------
Janus Mid Cap
------------------------------------------------------------------------------------------
Class A                                    -28.98       -1.31         N/A          3.20
------------------------------------------------------------------------------------------
Class B***                                 -29.17       -1.56         N/A          2.95
------------------------------------------------------------------------------------------
Class E***                                 -23.05       -1.46         N/A          3.05
------------------------------------------------------------------------------------------
Jennison Growth
------------------------------------------------------------------------------------------
Class A                                      N/A         N/A          N/A        -22.90
------------------------------------------------------------------------------------------
Class B                                      N/A         N/A          N/A        -23.00
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
------------------------------------------------------------------------------------------
Class A                                     10.24        N/A          N/A          6.87
------------------------------------------------------------------------------------------
Class B***                                   9.94        N/A          N/A          6.62
------------------------------------------------------------------------------------------
Class E***                                  10.05        N/A          N/A          6.72
------------------------------------------------------------------------------------------
Loomis Sayles Small Cap
------------------------------------------------------------------------------------------
Class A                                    -21.56       -0.50         N/A          8.22
------------------------------------------------------------------------------------------
Class B*                                   -21.81       -0.75         N/A          7.97
------------------------------------------------------------------------------------------
Class E**                                  -21.64       -0.65         N/A          8.07
------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index
------------------------------------------------------------------------------------------
Class A                                    -14.91        N/A          N/A         -4.20
------------------------------------------------------------------------------------------
Class B***                                 -15.11        N/A          N/A         -4.45
------------------------------------------------------------------------------------------
Class E***                                 -15.02        N/A          N/A         -4.35
------------------------------------------------------------------------------------------
MetLife Stock Index
------------------------------------------------------------------------------------------
Class A                                    -22.32       -0.84        8.96         10.02
------------------------------------------------------------------------------------------
Class B***                                 -22.52       -1.09        8.71          9.77
------------------------------------------------------------------------------------------
Class E***                                 -22.41       -0.99        8.81          9.87
------------------------------------------------------------------------------------------
Met/Putnam Voyager
------------------------------------------------------------------------------------------
Class A                                    -28.90        N/A          N/A        -31.89
------------------------------------------------------------------------------------------
Class B*                                   -29.15        N/A          N/A        -32.14
------------------------------------------------------------------------------------------
Class E**                                  -28.97        N/A          N/A        -32.04
------------------------------------------------------------------------------------------
MFS Investors Trust
------------------------------------------------------------------------------------------
Class A                                    -20.20        N/A          N/A         -9.69
------------------------------------------------------------------------------------------
Class B*                                   -20.45        N/A          N/A         -9.94
------------------------------------------------------------------------------------------
Class E**                                  -20.24        N/A          N/A         -9.84
------------------------------------------------------------------------------------------
MFS Research Managers
------------------------------------------------------------------------------------------
Class A                                    -24.12        N/A          N/A         -9.54
------------------------------------------------------------------------------------------
Class E**                                  -24.21        N/A          N/A         -9.69
------------------------------------------------------------------------------------------
MFS Total Return (4)
------------------------------------------------------------------------------------------
Class A                                     -5.37        2.97        9.24          9.51
------------------------------------------------------------------------------------------
Class B*                                    -5.62        2.72        8.99          9.26
------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index
------------------------------------------------------------------------------------------
Class A                                    -16.63        N/A          N/A         -6.57
------------------------------------------------------------------------------------------
Class B***                                 -16.76        N/A          N/A         -6.82
------------------------------------------------------------------------------------------
Class E***                                 -16.65        N/A          N/A         -6.72
------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value
------------------------------------------------------------------------------------------
Class A                                     -9.64        N/A          N/A          8.93
------------------------------------------------------------------------------------------
Class B***                                  -9.91        N/A          N/A          8.68
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 Average Annual Total Return
------------------------------------------------------------------------------------------------
                                                                                        Since
                 Portfolio                      One Year   Five Years   Ten Years   Commencement
------------------------------------------------------------------------------------------------
Class E***                                        -9.71        N/A         N/A           8.78
------------------------------------------------------------------------------------------------
Putnam International Stock (5)
------------------------------------------------------------------------------------------------
Class A                                          -17.52       -3.42        2.35          0.94
------------------------------------------------------------------------------------------------
Class B*                                         -17.77       -3.67        2.10          0.69
------------------------------------------------------------------------------------------------
Class E**                                        -17.62       -3.57        2.20          0.79
------------------------------------------------------------------------------------------------
Russell 2000 Index
------------------------------------------------------------------------------------------------
Class A                                          -20.48        N/A         N/A          -0.03
------------------------------------------------------------------------------------------------
Class B***                                       -20.62        N/A         N/A          -0.28
------------------------------------------------------------------------------------------------
Class E***                                       -20.58        N/A         N/A          -0.18
------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities
------------------------------------------------------------------------------------------------
Class A                                            9.61        5.38        N/A           8.48
------------------------------------------------------------------------------------------------
Class B*                                           9.36        5.13        N/A           8.23
------------------------------------------------------------------------------------------------
Class E**                                          9.36        5.23        N/A           8.33
------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
------------------------------------------------------------------------------------------------
Class A                                            7.94        6.52        N/A           7.31
------------------------------------------------------------------------------------------------
Class B*                                           7.69        6.27        N/A           7.06
------------------------------------------------------------------------------------------------
Class E**                                          7.71        6.37        N/A           7.16
------------------------------------------------------------------------------------------------
Scudder Global Equity
------------------------------------------------------------------------------------------------
Class A                                          -16.01        0.13        N/A           1.70
------------------------------------------------------------------------------------------------
Class E**                                        -16.12       -0.02        N/A           1.55
------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth
------------------------------------------------------------------------------------------------
Class A                                          -28.72       -5.33        3.14          8.00
------------------------------------------------------------------------------------------------
Class E**                                        -28.79       -5.48        2.99          7.85
------------------------------------------------------------------------------------------------
State Street Research Aurora
------------------------------------------------------------------------------------------------
Class A                                          -21.31        N/A         N/A           4.81
------------------------------------------------------------------------------------------------
Class B***                                       -21.48        N/A         N/A           4.56
------------------------------------------------------------------------------------------------
Class E***                                       -21.49        N/A         N/A           4.66
------------------------------------------------------------------------------------------------
State Street Research Bond Income (6)(7)
------------------------------------------------------------------------------------------------
Class A                                            8.46        6.74        7.80          9.44
------------------------------------------------------------------------------------------------
Class B*                                           8.17        6.49        7.55          9.19
------------------------------------------------------------------------------------------------
Class E**                                          8.31        6.59        7.65          9.29
------------------------------------------------------------------------------------------------
State Street Research Diversified
------------------------------------------------------------------------------------------------
Class A                                          -13.88        1.17        7.35          8.74
------------------------------------------------------------------------------------------------
Class E**                                        -13.93        1.02        7.20          8.59
------------------------------------------------------------------------------------------------
State Street Research Investment Trust
------------------------------------------------------------------------------------------------
Class A                                          -26.13       -2.67        7.28         10.08
------------------------------------------------------------------------------------------------
Class B***                                       -26.28       -2.92        7.03          9.83
------------------------------------------------------------------------------------------------
Class E***                                       -26.21       -2.82        7.13          9.93
------------------------------------------------------------------------------------------------
State Street Research Large Cap Value
------------------------------------------------------------------------------------------------
Class A                                            N/A         N/A         N/A         -19.95
------------------------------------------------------------------------------------------------
Class B                                            N/A         N/A         N/A         -20.12
------------------------------------------------------------------------------------------------
Class E                                            N/A         N/A         N/A         -20.01
------------------------------------------------------------------------------------------------
State Street Research Money Market (6)(7)
------------------------------------------------------------------------------------------------
Class A                                            1.43        4.34        4.47          5.92
------------------------------------------------------------------------------------------------
Class B*                                           1.17        4.09        4.22          5.67
------------------------------------------------------------------------------------------------
Class E**                                          1.28        4.19        4.32          5.77
------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth
------------------------------------------------------------------------------------------------
Class A                                          -23.24        N/A         N/A          -1.79
------------------------------------------------------------------------------------------------
Class B*                                         -23.49        N/A         N/A          -2.04
------------------------------------------------------------------------------------------------
Class E**                                        -23.29        N/A         N/A          -1.94
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Average Annual Total Return
---------------------------------------------------------------------------------
                                                                        Since
           Portfolio             One Year   Five Years   Ten Years   Commencement
---------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
---------------------------------------------------------------------------------
Class A                           -26.68       -4.29         N/A         -0.80
---------------------------------------------------------------------------------
Class B*                          -26.93       -4.54         N/A         -1.05
---------------------------------------------------------------------------------
Class E**                         -26.78       -4.44         N/A         -0.95
---------------------------------------------------------------------------------
Zenith Equity (6) (8)
---------------------------------------------------------------------------------
Class A                           -21.94       -0.72        7.84         16.46
---------------------------------------------------------------------------------

(1) On May 1, 2000, Wellington Management became subadviser to the Portfolio, succeeding Loomis Sayles.

(2) On May 1, 2002, FMR became the subadviser to the Portfolio, succeeding Westpeak Investment Advisors, L.P.

(3) On May 1, 2000, Harris Associates became subadviser to the Portfolio, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Portfolio, succeeding Loomis Sayles.

(4) On July 1, 2001, MFS became subadviser to the Portfolio, succeeding Back Bay Advisors, L.P. ("Back Bay Advisors").

(5) On January 24, 2000, Putnam Investment Management, LLC became subadviser to the Portfolio, succeeding Santander Global Advisors, Inc.

(6) Zenith Equity, State Street Research Bond Income and State Street Research Money Market commenced operations on August 26, 1983 and their average annual total returns since commencement have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the average annual total returns since commencement have been calculated for the S&P 500, Lehman Intermediate Government/Credit Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(7) On July 1, 2001, State Street Research & Management Company ("State Street Research") became subadviser to the Portfolio, succeeding Back Bay Advisors.

(8) On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity, but MetLife Advisers remained as adviser. CGM was the adviser to Zenith Equity from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

*** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Calculations of Yield and Total Return

          Yield and Effective Yield of State Street Research Money Market. The yield of State Street Research Money Market represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of State Street Research Money Market will vary depending on prevailing interest rates, the operating expenses of State Street Research Money Market and the quality, maturity and type of instruments held in the portfolio of State Street Research Money Market. Yield information may be useful in reviewing State Street Research Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of State Street Research Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by MetLife, NEF, General American, or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of State Street Research Money Market may be for any specified period in the future.

          For the seven day period ending December 31, 2002, State Street Research Money Market had a yield of 1.11% and an effective yield of 1.12%.

          Calculation of Total Return. Total return is a measure of the change in value of an investment in a class of the Portfolio over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

          The formula for total return used by a Portfolio includes three steps:
(i) adding to the total number of shares purchased by a hypothetical $1,000 investment in a class of a Portfolio all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (ii) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of each class on the last trading day of the period; and (iii) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by MetLife Advisers. Total return would be lower for these Portfolios if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Portfolio should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

          The SEC standardized total return for the Class B shares and Class E shares of each Portfolio is the SEC standardized total return of the Class A shares of that Portfolio adjusted for the expenses allocable to the relevant class of shares. The Fund may also advertise, or provide to the separate accounts, other non-standardized Class B or Class E total returns of the same types the Fund advertises or provides with respect to Class A. The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Portfolio as of the date of inception of such class of shares.

Performance Comparisons

          Total Return. Each Portfolio may, from time to time, include its total return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Portfolio may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Portfolio is based on the Portfolio's past performance and is not intended to indicate future performance.

          Total return may also be used to compare the performance of each class of a Portfolio against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Government/Credit Bond Index, the Lehman Intermediate Government Bond Index, the S&P/Barra Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund

Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the MSCI EAFE Index, the MSCI World Index, the Russell 2500 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell Midcap Growth Index, the Russell Select Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

          The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

          The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks.

          The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

          The Lehman Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman
Government/Credit Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

          The Lehman Intermediate Government Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and having maturities of between one and ten years.

          The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

          The S&P/Barra Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. The S&P/Barra Value Index is compiled by Barra.

          The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

          The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

          The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

          The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

          The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

          The MSCI World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          The Russell 2500 Growth Index(R) measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Value Index is a market capitalization-weighted index of value oriented stocks of the largest U.S. domiciled companies. Value oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $490 million as of its last reconstitution date, June 30, 2002. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

          The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 2002, the average market capitalization of companies in the Russell Midcap Index was $3.6 billion. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          From time to time, articles about a Portfolio regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)

                                    EXPENSES

Expense Agreement

          Pursuant to an expense agreement relating to each class of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, Morgan Stanley EAFE Index and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2003 to April 30, 2004, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager and Morgan Stanley EAFE Index) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, MFS Investors Trust and MFS Research Managers, and five in the case of FI Mid Cap Opportunities and State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2003 to April 30, 2004 are as follows:

-------------------------------------------------------------------
Portfolio                                 Expense Limit Agreement
-------------------------------------------------------------------
                                        Class A   Class B   Class E
-------------------------------------------------------------------
FI Mid Cap Opportunities                 1.05%     1.30%     1.20%
-------------------------------------------------------------------
Franklin Templeton Small Cap Growth      1.15%     1.40%     1.30%
-------------------------------------------------------------------
Met/Putnam Voyager                       1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Investors Trust                      1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Research Managers                    1.00%     1.25%     1.15%
-------------------------------------------------------------------
Morgan Stanley EAFE Index                0.75%     1.00%     0.90%
-------------------------------------------------------------------
State Street Research Large Cap Value    0.95%     1.20%     1.10%
-------------------------------------------------------------------

Additional Information About Expenses

          Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

          The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2002 and what each Portfolio's expenses would have been without the expense agreement for the same period.

---------------------------------------------------------------------------------------------------------------
                                      Total Operating Expenses (as a         Total Operating Expenses (as a
                                      percentage of average daily net   percentage of average daily net assets)
Portfolio                                          assets)                   without the expense agreement
---------------------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E           Class A   Class B   Class E
---------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities (1)             0.95%     1.20%     1.10%             4.42%     4.67%     4.57%
---------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth      1.05%     1.30%     1.20%             1.51%     1.76%     1.66%
---------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index              0.43%     0.68%     0.58%             0.43%     0.68%     0.58%
---------------------------------------------------------------------------------------------------------------
Met/Putnam Voyager (2)                   1.00%     1.25%     1.15%             1.07%     1.32%     1.22%
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                          Total Operating Expenses         Total Operating Expenses (as a
                                       (as a percentage of average    percentage of average daily net assets)
Portfolio                                    daily net assets)             without the expense agreement
-------------------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E         Class A   Class B   Class E
-------------------------------------------------------------------------------------------------------------
MFS Investors Trust (2)                  0.90%     1.15%     1.05%           1.34%     1.59%     1.49%
-------------------------------------------------------------------------------------------------------------
MFS Research Managers                    0.90%      N/A      1.05%           1.14%      N/A      1.29%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                0.73%     0.98%     0.88%           0.79%     1.04%     0.94%
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index                       0.49%     0.74%     0.64%           0.49%     0.74%     0.64%
-------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government (3)     0.70%     0.95%     0.85%           0.70%     0.95%     0.85%
-------------------------------------------------------------------------------------------------------------
State Street Research Large Cap          0.85%     1.10%     1.00%           2.33%     2.58%     2.48%
Value (4)
-------------------------------------------------------------------------------------------------------------

(1) Expenses for each class computed on an annualized basis. Each class commenced operations on May 1, 2002.

(2) Class B expenses computed on an annualized basis. Class B commenced operations on May 1, 2002.

(3) Class B expenses computed on an annualized basis. Class B commenced operations on July 30, 2002.

(4) Expenses for each class computed on an annualized basis. Class A and Class E commenced operations on May 1, 2002.
     Class B commenced operations on July 30, 2002.

          These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS

            The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors

          Each Director below is an "interested person" (as defined by the 1940
Act) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

------------------------------------------------------------------------------------------------------------
                                  Current
                               position(s) with    Position(s)   Principal occupations over past five years,
 Name and address       Age        Fund            held since         including other directorships/(1)/
------------------------------------------------------------------------------------------------------------
Anne M. Goggin           54   Director, Chairman      2002       Chief Counsel-Individual Business, MetLife;
Metropolitan Life             of the Board,                      Trustee and Chairman of the Board, New
Insurance Company             President and                      England Zenith Fund ("Zenith Fund")*;
1 Madison Avenue              Chief Executive                    Senior Vice President and General Counsel,
New York, NY 10010            Officer                            New England Financial ("NEF"); Chair of the
                                                                 Board of Managers, President and Chief
                                                                 Executive Officer, MetLife Advisers;
                                                                 Director, New England Securities
                                                                 Corporation ("NES"); formerly, General
                                                                 Counsel, Secretary and Clerk, NES,
                                                                 1993-1999.
------------------------------------------------------------------------------------------------------------
Arthur G. Typermass      65   Director                1998       Formerly, Senior Vice-President and
43 Chestnut Street                                               Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
------------------------------------------------------------------------------------------------------------

Non-Interested Directors

          Each Director below is not an "interested person" (as defined by the 1940 Act).


------------------------------------------------------------------------------------------------------------------
                                      Current
                                  position(s) with   Position(s)
    Name and address        Age        Fund           held since   Principal occupations over past five years/(1)/
------------------------------------------------------------------------------------------------------------------
Steve A. Garban+             65   Director               1993      Formerly, Chief Financial Officer, Senior Vice
The Pennsylvania State                                             President Finance and Operations and Treasurer,
University                                                         The Pennsylvania State University.
208 Old Main
University Park, PA 16802
------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf             55   Director               2000      Vice President and Chief Investment Officer,
Ford Foundation                                                    Ford Foundation.
320 E. 43rd Street
New York, NY 10017
------------------------------------------------------------------------------------------------------------------
Dean O. Morton+              71   Director               1993      Formerly, Executive Vice President, Chief
3200 Hillview Avenue                                               Operating Officer and Director, Hewlett-Packard
Palo Alto, CA  94304                                               Company.
------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton+     65   Director               1993      Jay W. Forrester Professor of Management
Massachusetts Institute                                            (Emeritus) at Sloan School of Management, MIT.
of Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt+             64   Director               2001      President, since 1999, and formerly, Vice
3409 Pacific Avenue                                                President, Founders Investments, Ltd.
San Francisco, CA  94118
------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle             69   Director               2001      Counsel, Womble Carlyle Sandrie & Rice;
400 Urbano Drive                                                   Director, Textron Corporation*; Director,
San Francisco, CA  94127                                           Gannet Corporation*; Director, Eastman Chemical
                                                                   Company*; Director, Waste Management, Inc.*;
                                                                   Director, Armstrong Holdings Inc.*; Director,
                                                                   FPL Group Inc.*; formerly, Senior Partner,
                                                                   Arnelle, Hastie, McGee, Willis and Greene.
------------------------------------------------------------------------------------------------------------------

Officers


--------------------------------------------------------------------------------------------------------------
                                  Current
                              position(s) with   Position(s)
    Name and address    Age        Fund          held since    Principal occupations over past five years/(1)/
--------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.     59   Senior Vice            2002      Manager and Senior Vice President, MetLife
MetLife Advisers, LLC         President                        Advisers; Senior Vice President, Zenith Fund,
501 Boylston Street                                            Since 1995; Vice President, NEF.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Peter Duffy              47   Vice President         2000      Senior Vice President, MetLife Advisers, since
MetLife Advisers, LLC         and Treasurer                    December 1998; Vice President, since 2002, and
501 Boylston Street                                            Treasurer, since 1998, Zenith Fund; Senior Vice
Boston, MA  02116                                              President; NEF; formerly Senior Vice President,
                                                               New England Funds, L.P.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Thomas M. Lenz           44    Vice President        2002      General Counsel and Secretary, MetLife
MetLife Advisers, LLC          and Secretary                   Advisers, since 1998; Assistant General
501 Boylston Street                                            Counsel, MetLife; Vice President, since 2002,
Boston, MA 02116                                               and Secretary, since 1998, Zenith Fund;
                                                               formerly, Vice President, State Street Bank and
                                                               Trust Company.
--------------------------------------------------------------------------------------------------------------
David W. Allen           46    Senior Vice           2002      Head of Individual Life Product Management,
Metropolitan Life              President                       MetLife; Senior Vice President, Zenith Fund,
Insurance Company                                              since 2002.
501 Boylston Street
Boston, MA 02116
--------------------------------------------------------------------------------------------------------------
Hugh McHaffie            44    Senior Vice           2000      Senior Vice President, MetLife, since 1999;
Metropolitan Life              President                       Senior Vice President, Zenith Fund, since 2002;
Insurance Company                                              formerly Vice President, Manufacturers Life
501 Boylston Street                                            North America.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt       47    Vice President        2002      Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones      47    Vice President        2000      Assistant Vice President, since 1998, and
Metropolitan Life                                              formerly, Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
--------------------------------------------------------------------------------------------------------------

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

/(1)/ Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Zenith Fund, New England Financial, New England Funds, L.P., or NES are omitted if not materially different.

(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").

Director Beneficial Ownership

     The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

--------------------------------------------------------------------------------------------------------
                                                         Dollar Range of Equity   Dollar Range of Equity
                                                             Securities in              Securities
     Director                Name of Portfolio             the Portfolio/(1)/          In the Fund/1/
--------------------------------------------------------------------------------------------------------
Arthur G. Typermass   Putnam International Stock            $10,001-$ 50,000          Over $100,000
                      Portfolio
                      ---------------------------------------------------------
                      MetLife Stock Index Portfolio         $50,001-$100,000
                      ---------------------------------------------------------
                      State Street Research Aggressive      $50,001-$100,000
                      Growth Portfolio
--------------------------------------------------------------------------------------------------------

/(1)/ Represents ownership, as of December 31, 2002, of insurance products that utilize the Fund as an investment vehicle.

Committees of the Board

          The Directors have delegated certain authority to an Audit Committee and the sub-committee of the Audit Committee described below (the "Contract Review Sub-committee"). The Audit Committee is comprised of Messrs. Garban, Dean
O. Morton, and Michael S. Scott Morton and Ms. Strumpf, all of whom are Directors who are not interested persons of the Fund. The Contract Review Sub-committee consists of Mr. Garban and Ms. Strumpf.

          The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and nonaudit activities of the independent accountants. Mr. Garban currently serves as chairman of the Audit Committee.

          The Contract Review Sub-committee from time to time reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") and any other contracts that may be referred to it by the Board.

          During 2002, the Audit Committee met two times and the Contract Review Sub-committee met two times.

Board Approval of the Existing Advisory and Subadvisory Agreements

          In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

          The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory of such Portfolio.

          With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

          The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees

          The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

          The Directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each Directors' meeting they attend, $500 for each Audit Committee meeting they attend, $1,500 for each Contract Review Sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the Audit Committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.

          During the fiscal year ended December 31, 2002, the persons who were then Directors of the Fund received the amounts set forth below.

----------------------------------------------------------------
                                              Total Compensation
                              Aggregate       from the Fund and
                          Compensation from   Fund Complex Paid
  Name of Director(a)         the Fund        to Directors (a)
----------------------------------------------------------------
Linda B. Strumpf               $33,000              $ 33,000
----------------------------------------------------------------
Steve A. Garban                $34,500              $119,000
----------------------------------------------------------------
H. Jesse Arnelle               $29,000              $29,000
----------------------------------------------------------------
Dean O. Morton                 $30,000              $119,700
----------------------------------------------------------------
Michael S. Scott Morton        $29,000              $119,700
----------------------------------------------------------------
Arthur G. Typermass            $29,000              $29,000
----------------------------------------------------------------
Toby Rosenblatt                $29,000              $108,900
----------------------------------------------------------------

(a) The Fund and the Fund Complex includes State Street Research Funds and is comprised of a total of 45 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2002.

          The Fund provides no pension or retirement benefits to Directors.

          At March 31, 2003, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

          Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.

          In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

          MetLife Advisers (formerly, New England Investment Management, Inc. ("NEIM")) is a Delaware limited liability company. On January 1, 2001 NEIM converted to a Delaware limited liability company pursuant to Delaware law. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of New England Life Insurance Company ("NELICO") owns all of the voting interests in MetLife Advisers. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Other than NELHI, each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI, the previous owner of 100% of the shares of NEIM, was the sole member of MetLife Advisers immediately following MetLife Advisers' conversion to a Delaware limited liability company.

          Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

          Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

          State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

          Putnam Investment Management, LLC ("Putnam"), subadviser to Putnam International Stock and Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

          Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Janus Capital Management LLC ("Janus"), subadviser to Janus Mid Cap, is a subsidiary of Janus Capital Group Inc. On January 1, 2003, Janus Capital Corporation and its parent, Stilwell Financial Inc., merged into Janus Capital Group Inc. ("Janus Capital Group"), a publicly-traded holding company with principal operations in financial asset management businesses. Janus Capital Group owns approximately 92% of Janus, and certain Janus employees directly own approximately 8%.

          Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, LLC.

          T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

          Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

          Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Wellington Management, subadviser to the Balanced Portfolio, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

          Fred Alger Management, Inc. ("Alger Management"), subadviser to Alger Equity Growth, provides investment management services to mutual funds and to other institutions and individuals. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the 1940 Act, to control that company and its subsidiaries.

          Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

          Salomon Brother Asset Management Inc ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to Salomon Brothers U.S. Government and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Salomon Brothers Strategic Bond Opportunities. SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of Salomon Brothers Strategic Bond Opportunities. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly-owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Citigroup. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act.

          MFS, subadviser to MFS Investors Trust, MFS Research Managers and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

          Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services 1968.

          Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC, was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, international equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

          Fidelity Management & Research Company ("FMR"), subadviser to FI Structured Equity and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Advisory Fees

          The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
Alger Equity Growth                                   .75%        First $1 billion
                                                      .70%        Over $1 billion

Balanced Portfolio (a)                                .70%        First $200 million
                                                     .675%        Over $200 million

Capital Guardian U.S. Equity                          .70%        First $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next 1.5 billion
                                                      .55%        Over $2 billion

Davis Venture Value                                   .75%        First $1 billion
                                                      .70%        Over $1 billion

FI Mid Cap Opportunities                              .80%        First $250 million
                                                      .75%        Next $500 million
                                                      .70%        Over $750 million

FI Structured Equity (b)                              .70%        First $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next $1.5 billion
                                                      .55%        Over $2 billion

Franklin Templeton Small Cap Growth                   .90%        First $500 million
                                                      .85%        Over $500 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
Harris Oakmark Focused Value (c)                      .75%        All assets

Harris Oakmark Large Cap Value (d)                    .75%        First $250 million
                                                      .70%        Over $250 million

Janus Mid Cap (d)                                     .75%        First $100 million
                                                      .70%        Next $400 million
                                                      .65%        Over $500 million

Jennison Growth                                       .70%        First  $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next $1.5 billion
                                                      .55%        Over $2 billion

Lehman Aggregate Bond Index (d)                       .25%        All Assets

Loomis Sayles Small Cap (e)                           .90%        First $500 million
                                                      .85%        Over $500 million

MetLife Mid Cap Stock Index (d)                       .25%        All Assets

MetLife Stock Index (d)                               .25%        All Assets

Met/Putnam Voyager (d)                                .80%        First $500 million
                                                      .75%        Next $500 million
                                                      .70%        Over $1 billion

MFS Investors Trust                                   .75%        All assets

MFS Research Managers                                 .75%        All assets

MFS Total Return                                      .50%        All assets

Morgan Stanley EAFE Index (d)                         .30%        All Assets

Neuberger Berman Partners Mid Cap Value (d)           .70%        First $100 million
                                                     .675%        Next $250 million
                                                      .65%        Next $500 million
                                                     .625%        Next $750 million
                                                      .60%        Over $1.6 billion

Putnam International Stock (d) (f)                    .90%        First $500 million
                                                      .85%        Next $500 million
                                                      .80%        Over $1 billion

Russell 2000 Index (d)                                .25%        All Assets

Salomon Brothers Strategic Bond Opportunities         .65%        All assets

Salomon Brothers U.S. Government                      .55%        All assets

Scudder Global Equity (d)                             .90%        First $50 million
                                                      .55%        Next $50 million
                                                      .50%        Next $400 million
                                                     .475%        Over $500 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
State Street Research Aggressive Growth (d)           .75%        First $500 million
                                                      .70%        Next $500 million
                                                      .65%        Over $1 billion

State Street Research Aurora (d)                      .85%        First $500 million
                                                      .80%        Next $500 million
                                                      .75%        Over $1 billion

State Street Research Bond Income (g)                 .40%        First $1 billion
                                                      .35%        Next $1 billion
                                                      .30%        Next $1 billion
                                                      .25%        Over $3 billion

State Street Research Diversified (d)                 .50%        First $500 million
                                                      .45%        Next $500 million
                                                      .40%        Over $1 billion

State Street Research Investment Trust (d)            .55%        First $500 million
                                                      .50%        Next $500 million
                                                      .45%        Over $1 billion

State Street Research Large Cap Value                 .70%        First $250 million
                                                      .65%        Next $500 million
                                                      .60%        Over $750 million

State Street Research Money Market (h)                .35%        First $1 billion
                                                      .30%        Next $1 billion
                                                      .25%        Over$2 billion

T. Rowe Price Large Cap Growth (d)                    .70%        First $50 million
                                                      .60%        Over $50 million

T. Rowe Price Small Cap Growth (d)                    .55%        First $100 million
                                                      .50%        Next $300 million
                                                      .45%        Over $400 million

Zenith Equity (i)                                     N/A         N/A

(a) Prior to May 1, 2000, the advisory fee payable by Balanced Portfolio was at the annual rate of 0.70% of the Portfolio's average daily net assets.

(b) Prior to May 1, 2002, the advisory fee payable by FI Structured Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion.

(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(f) Prior to January 24, 2000, the advisory fee payable by Putnam International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion.

(g) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Structured Equity and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

Subadvisory Fees

          MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Alger Equity Growth                                       .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Balanced Portfolio (a)                                   .325%            First $100 million
                                                         .375%            Next $100 million
                                                          .25%            Over $200 million

Capital Guardian U.S. Equity                              .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Next $500 million
                                                          .30%            Over $1 billion

Davis Venture Value                                       .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

FI Mid Cap Opportunities                                  .55%            First $250 million
                                                          .50%            Next $500 million
                                                          .45%            Over $750 million

FI Structured Equity (b)                                  .50%            First $250 million
                                                          .40%            Next $500 million
                                                          .35%            Over $750 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Franklin Templeton Small Cap Growth                       .60%            First $200 million
                                                          .52%            Next $300 million
                                                          .50%            Over $500 million

Harris Oakmark Focused Value (c)                          .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Harris Oakmark Large Cap Value (d)                        .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Janus Mid Cap (d)                                         .50%            First $250 million
                                                          .45%            Next $500 million
                                                          .40%            Next $750 million
                                                          .35%            Over $1.5 billion

Jennison Growth                                           .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Next $500 million
                                                          .30%            Over $1 billion

Lehman Aggregate Bond Index (d)                           *

Loomis Sayles Small Cap                                   .55%            First $25 million
                                                          .50%            Next $75 million
                                                          .45%            Next $100 million
                                                          .40%            Over $200 million

MetLife Mid Cap Stock Index (d)                           *

MetLife Stock Index (d)                                   *

Met/Putnam Voyager (d)                                    .50%            First $150 million
                                                          .45%            Next $150 million
                                                          .35%            Over $300 million

MFS Investors Trust                                       .40%            First $150 million
                                                         .375%            Next $150 million
                                                         .350%            Over $300 million

MFS Research Managers                                     .40%            First $150 million
                                                         .375%            Next $150 million
                                                         .350%            Over $300 million

MFS Total Return                                          .25%            First $50 million
                                                          .20%            Over $50 million

Morgan Stanley EAFE Index (d)                             *

Neuberger Berman Partners Mid Cap Value (d)               .45%            First $250 million
                                                          .40%            Next $750 million
                                                          .35%            Over $1 billion

Putnam International Stock (d) (e)                        .65%            First $150 million
                                                          .55%            Next $150 million
                                                          .45%            Over $300 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Russell 2000 Index (d)                                    *

Salomon Brothers Strategic Bond Opportunities             .35%            First $50 million
                                                          .30%            Next $150 million
                                                          .25%            Next $300 million
                                                          .20%            Over $500 million

Salomon Brothers U.S. Government                         .225%            First $200 million
                                                         .150%            Next $300 million
                                                         .100%            Over $500 million

Scudder Global Equity (d)                                 .70%            First $50 million
                                                          .35%            Next $50 million
                                                          .30%            Next $400 million
                                                         .275%            Over $500 million

State Street Research Aggressive Growth (d)               .45%            First $500 million
                                                          .35%            Next $500 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2.5 billion

State Street Research Aurora (d)                          .55%            First $250 million
                                                          .50%            Next $250 million
                                                          .45%            Next $250 million
                                                          .40%            Over $750 million

State Street Research Bond Income                         .20%            First $250 million
                                                          .15%            Over $250 million

State Street Research Diversified (d)                     .35%            First $250 million
                                                          .30%            Next $250 million
                                                          .25%            Over $500 million

State Street Research Investment Trust (d)                .40%            First $250 million
                                                          .35%            Next $250 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2 billion

State Street Research Large Cap Value                     .45%            First $100 million
                                                          .40%            Next $150 million
                                                          .35%            Next $250 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2 billion

State Street Research Money Market                        .15%            First $100 million
                                                         .075%            Over $100 million

T. Rowe Price Large Cap Growth (d)                        .50%            First $50 million
                                                          .40%            Over $50 million

T. Rowe Price Small Cap Growth (d)                        .35%            First $100 million
                                                          .30%            Next $300 million
                                                          .25%            Over $400 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Zenith Equity (f)                                         N/A                     N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2000, the subadviser to Balanced Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.

(b) FMR has also agreed to make payments to NES (or an affiliate) to support the expenses of marketing the Portfolio. Prior to May 1, 2002, the subadviser to FI Structured Equity was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 24, 2000, the subadviser to Putnam International Stock was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.

          In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

          In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

          In connection with FMR's service as subadviser to FI Structured Equity and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

          For the fiscal years ended December 31, 2000, 2001, and 2002, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:

--------------------------------------------------------------------------------------------------
                                                   Amount Paid to MetLife Advisers or MetLife/(b)/
--------------------------------------------------------------------------------------------------
Portfolio                                              2000             2001             2002
--------------------------------------------------------------------------------------------------
Alger Equity Growth                                $ 7,643,917      $ 6,474,180      $4,584,842
--------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $ 1,189,435      $ 1,032,020      $  889,539
--------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               N/A              N/A      $1,516,336(a)
--------------------------------------------------------------------------------------------------
Davis Venture Value                                $ 6,002,735      $ 6,636,172      $6,661,085
--------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                   N/A              N/A      $   20,552(a)
--------------------------------------------------------------------------------------------------
FI Structured Equity                               $ 2,732,798      $ 2,281,808      $3,107,520
--------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                        N/A      $    38,225      $  165,863
--------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                       $   842,082      $ 1,828,530      $4,106,122
--------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (b)                 $   316,530      $ 1,076,242      $1,863,462
--------------------------------------------------------------------------------------------------
Janus Mid Cap (b)                                  $15,330,298      $ 8,632,720      $5,650,440
--------------------------------------------------------------------------------------------------
Jennison Growth (a)                                        N/A              N/A      $1,576,283
--------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index (b)                    $   340,601      $   521,865      $  842,197
--------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                            $ 3,933,260      $ 3,746,012      $3,149,457
--------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index (b)                    $    41,219      $   204,629      $  312,945
--------------------------------------------------------------------------------------------------
MetLife Stock Index (b)                            $10,575,467      $ 9,392,479      $8,068,926
--------------------------------------------------------------------------------------------------
Met/Putnam Voyager (b)                             $   104,812      $   372,724      $  398,326
--------------------------------------------------------------------------------------------------
MFS Investors Trust                                $    98,023      $   153,673      $  216,486
--------------------------------------------------------------------------------------------------
MFS Research Managers                              $   233,149      $   352,183      $  264,416
--------------------------------------------------------------------------------------------------
MFS Total Return                                   $ 1,005,439      $   830,746      $  742,233
--------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (b)                      $   274,174      $   312,492      $  366,564
--------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (b)        $   438,080      $ 1,087,854      $1,183,008
--------------------------------------------------------------------------------------------------
Putnam International Stock (b)                     $ 2,861,103      $ 3,362,607      $2,863,295
--------------------------------------------------------------------------------------------------
Russell 2000 Index (b)                             $   317,375      $   334,711      $  377,713
--------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      $   603,006      $   668,142      $  833,573
--------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   $   280,949      $   428,527      $  915,362
--------------------------------------------------------------------------------------------------
Scudder Global Equity (b)                          $ 1,213,183      $ 1,183,408      $1,047,489
--------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (b)        $11,798,675      $ 8,357,463      $6,146,514
--------------------------------------------------------------------------------------------------
State Street Research Aurora (b)                   $   102,277      $ 1,593,293      $3,248,261
--------------------------------------------------------------------------------------------------
State Street Research Bond Income                  $ 1,096,230      $ 1,289,312      $3,086,918
--------------------------------------------------------------------------------------------------
State Street Research Diversified (b)              $12,148,236      $10,709,985      $8,730,261
--------------------------------------------------------------------------------------------------
State Street Research Investment Trust (b)         $17,076,256      $12,961,977      $9,554,506
--------------------------------------------------------------------------------------------------
State Street Research Large Cap Value (a)                  N/A              N/A      $   30,894
--------------------------------------------------------------------------------------------------
State Street Research Money Market                 $   774,127      $   907,488      $1,214,856
--------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (b)                 $   803,995      $ 1,060,841      $  942,239
--------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (b)                 $ 1,749,910      $ 1,534,405      $1,294,717
--------------------------------------------------------------------------------------------------
Zenith Equity (c)                                  $         0      $ 5,554,311      $2,675,372
--------------------------------------------------------------------------------------------------

(a) For the period May 1, 2002 through December 31, 2002.

(b) MetLife was the investment adviser of these Portfolios until May 1, 2001.

(c) For the fiscal year ended December 31, 2000, Zenith Equity paid CGM a total of $11,474,067 in advisory fees. MetLife Advisers replaced CGM as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.

          For the fiscal years ended December 31, 2000, 2001, and 2002, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:

-------------------------------------------------------------------------------------------------
                                                  Amount Paid by MetLife Advisers or MetLife/(a)/
                                                               to Subadvisers
-------------------------------------------------------------------------------------------------
Portfolio                                             2000             2001             2002
-------------------------------------------------------------------------------------------------
Alger Equity Growth                                $ 3,875,263      $3,321,539      $2,436,979
-------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $   556,626      $  455,436      $  399,462
-------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               N/A             N/A      $  925,385(b)
-------------------------------------------------------------------------------------------------
Davis Venture Value                                $ 3,101,276      $3,396,880      $3,408,506
-------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                   N/A             N/A      $   14,130(b)
-------------------------------------------------------------------------------------------------
FI Structured Equity                               $ 1,390,135      $1,181,988      $1,992,530
-------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                        N/A      $   25,483(c)   $  110,576
-------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                       $   498,933      $1,025,216      $2,210,558
-------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (a)                 $   189,918      $  621,168      $1,046,012
-------------------------------------------------------------------------------------------------
Janus Mid Cap (a)                                  $10,705,590      $6,068,806      $3,874,590
-------------------------------------------------------------------------------------------------
Jennison Growth                                            N/A             N/A      $  962,275(b)
-------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index *                              N/A      $    7,669(c)   $  117,908
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                            $ 1,910,615      $1,827,394      $1,562,260
-------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index *                              N/A          20,939(c)   $   43,812
-------------------------------------------------------------------------------------------------
MetLife Stock Index *                                      N/A      $  109,321(c)   $1,129,650
-------------------------------------------------------------------------------------------------
Met/Putnam Voyager (a)                             $    65,576(d)   $  232,952      $  248,954
-------------------------------------------------------------------------------------------------
MFS Investors Trust                                $    52,279      $   81,959      $  115,459
-------------------------------------------------------------------------------------------------
MFS Research Managers                              $   124,347      $  187,831      $  141,022
-------------------------------------------------------------------------------------------------
MFS Total Return                                   $   427,176      $  357,298      $  321,894
-------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index  *                               N/A      $   25,107(c)   $   42,766
-------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (a)        $   312,740      $  728,980      $  772,004
-------------------------------------------------------------------------------------------------
Putnam International Stock (a)                     $   349,490      $2,131,209      $1,874,629
-------------------------------------------------------------------------------------------------
Russell 2000 Index  *                                      N/A      $   32,383(c)   $   52,880
-------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      $   303,309      $  333,373      $  409,726
-------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   $   114,933      $  175,306      $  368,410
-------------------------------------------------------------------------------------------------
Scudder Global Equity (a)                          $   817,909      $  800,045      $  718,493
-------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (a)        $ 8,398,181      $5,074,790      $3,447,014
-------------------------------------------------------------------------------------------------
State Street Research Aurora (a)                   $    65,819(e)   $1,019,773      $2,035,743
-------------------------------------------------------------------------------------------------
State Street Research Bond Income                  $   561,088      $  620,892      $1,283,403
-------------------------------------------------------------------------------------------------
State Street Research Diversified (a)              $ 7,874,504      $6,723,279      $5,362,663
-------------------------------------------------------------------------------------------------
State Street Research Investment Trust (a)         $11,636,377      $8,444,302      $6,181,740
-------------------------------------------------------------------------------------------------
State Street Research Large Cap Value                      N/A             N/A      $   19,860(b)
-------------------------------------------------------------------------------------------------
State Street Research Money Market                 $   271,181      $  287,291      $  335,326
-------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (a)                 $   552,673      $  723,894      $  644,825
-------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (a)                 $ 1,070,065      $  940,643      $  796,830
-------------------------------------------------------------------------------------------------
Zenith Equity (f)                                          N/A      $3,196,675(c)   $1,543,166(g)
-------------------------------------------------------------------------------------------------

(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b) For the period May 1, 2002 through December 31, 2002.

(c) For the period May 1, 2001 through December 31, 2001.

(d) For the period May 1, 2000 through December 31, 2000.

(e) For the period July 5, 2000 through December 31, 2000.

(f) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(g) For the period January 1, 2002 through April 30, 2002.

*Prior to May 1, 2001, there was no subadviser to these Portfolios.

Advisory Agreements and Subadvisory Agreements

          Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

          Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

          Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

          For Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Manager, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

          Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

          Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

          It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

          It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

                             DISTRIBUTION AGREEMENTS

          Under Distribution Agreements with the Fund, MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

          In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

          Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

          The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

          The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios (other than the Zenith Portfolios):

          Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

          The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

          The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies Class B Class E (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

          The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

          The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

          The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

          The Distributor and, in the case of the Zenith Portfolios, New England Securities Corporation, distributor to the New England Zenith Fund at December 31, 2002, have informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2002:

------------------------------------------------------------------------
Category of Expense                                   Class B    Class E
------------------------------------------------------------------------
Advertising                                               -0-        -0-
------------------------------------------------------------------------
Printing and mailing of prospectuses to other than
   current shareholders                                   -0-        -0-
------------------------------------------------------------------------
Compensation to underwriters                              -0-        -0-
------------------------------------------------------------------------
Compensation to broker-dealers                       $735,456   $496,741
------------------------------------------------------------------------
Compensation to sales personnel                           -0-        -0-
------------------------------------------------------------------------
Interest, carrying and other financial charges            -0-        -0-
------------------------------------------------------------------------
Other                                                     -0-        -0-
------------------------------------------------------------------------
   Total:                                            $735,456   $496,741
------------------------------------------------------------------------

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2002 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Balanced, Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Janus Mid Cap, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

          A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

          The following services may be considered by subadvisers when selecting brokers:

          . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

          . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

          . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

          . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

          . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

          Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

          The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2000, 2001 and 2002:

-------------------------------------------------------------------------------------
Portfolio                                          2000          2001         2002
-------------------------------------------------------------------------------------
Alger Equity Growth                             $ 1,507,936   $1,708,722   $4,881,312
-------------------------------------------------------------------------------------
Balanced Portfolio                              $   235,138   $  100,371   $  102,647
-------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                            N/A          N/A   $  777,297
-------------------------------------------------------------------------------------
Davis Venture Value                             $   452,707   $  569,631   $  722,687
-------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                N/A          N/A   $   25,353
-------------------------------------------------------------------------------------
FI Structured Equity                            $   763,205   $  979,325   $2,576,192
-------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                     N/A   $   14,791   $   78,969
-------------------------------------------------------------------------------------
Harris Oakmark Focused Value                    $   441,496   $  592,419   $  738,720
-------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                  $   172,358   $  455,515   $  409,118
-------------------------------------------------------------------------------------
Janus Mid Cap                                   $ 1,566,966   $2,144,187   $1,783,484
-------------------------------------------------------------------------------------
Jennison Growth                                         N/A          N/A   $  925,760
-------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                             N/A          N/A          N/A
-------------------------------------------------------------------------------------
Loomis Sayles Small Cap                         $ 1,014,784   $  826,307   $1,648,902
-------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                     $   163,903   $   45,468   $   89,095
-------------------------------------------------------------------------------------
MetLife Stock Index                             $   163,903   $   94,444   $   99,656
-------------------------------------------------------------------------------------
Met/Putnam Voyager                              $    22,070   $   87,382   $   89,017
-------------------------------------------------------------------------------------
MFS Investors Trust                             $    20,056   $   42,586   $   65,338
-------------------------------------------------------------------------------------
MFS Research Managers                           $    58,037   $   90,976   $  121,350
-------------------------------------------------------------------------------------
MFS Total Return                                $    55,862   $  141,285   $  205,455
-------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                       $   116,051   $  126,492   $  132,646
-------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value         $   433,219   $  853,840   $  447,128
-------------------------------------------------------------------------------------
Putnam International Stock                      $ 1,185,663   $  922,679   $  587,360
-------------------------------------------------------------------------------------
Russell 2000 Index                              $    89,034   $   57,584   $  173,823
-------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities           N/A          N/A          N/A
-------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                        N/A          N/A          N/A
-------------------------------------------------------------------------------------
Scudder Global Equity                           $   258,622   $  163,342   $  182,195
-------------------------------------------------------------------------------------
State Street Research Aggressive Growth         $ 2,437,664   $2,938,548   $3,710,518
-------------------------------------------------------------------------------------
State Street Research Aurora                    $    61,630   $  328,594   $1,198,868
-------------------------------------------------------------------------------------
State Street Research Bond Income                       N/A          N/A   $  118,251
-------------------------------------------------------------------------------------
State Street Research Diversified               $ 2,339,779   $3,846,507   $3,733,157
-------------------------------------------------------------------------------------
State Street Research Investment Trust          $ 5,047,718   $6,296,788   $5,295,167
-------------------------------------------------------------------------------------
State Street Research Large Cap Value                   N/A          N/A   $   28,195
-------------------------------------------------------------------------------------
State Street Research Money Market                      N/A          N/A          N/A
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                  $   238,407   $  250,041   $  208,653
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                  $   309,732   $  196,896   $  348,813
-------------------------------------------------------------------------------------
Zenith Equity                                   $10,906,713   $8,432,488   $4,285,752
-------------------------------------------------------------------------------------

          For the fiscal year ending December 31, 2002, the following Portfolios paid commissions to brokers because of research services provided: Balanced paid $5,742 based on related transactions of $4,370,669; Davis Venture Value paid

$153,298 based on related transactions of $89,172,789; Loomis Sayles Small Cap paid $252,324, based on related transactions of $94,828,642; Neuberger Berman Partners Mid Cap Value paid $87,350 based on related transactions of $54,367,203; Alger Equity Growth paid $37,618 based on related transactions of $11,484,535; Janus Mid Cap paid $1,089 based on related transactions of $2,131,554; Franklin Templeton Small Cap Growth paid $6,388 based on related transactions of $2,551,849; Putnam International Stock paid $175,763 based on $91,849,838; Met/Putnam Voyager paid $19,719 based on related transactions of $13,511,560; T. Rowe Price Small Cap Growth paid $120,379 based on related transactions of $43,527,787; T. Rowe Price Large Cap Growth paid $100,228 based on related transactions of $60,920,001; Jennison Growth paid $86,137 based on related transactions of $64,687,428; Harris Oakmark Large Cap Value paid $74,060 based on related transactions of $29,647,373; and Harris Oakmark Focused Value paid $111,550 based on related transactions of $56,423,942.

          The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

          The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

          A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Alger Equity Growth paid $1,507,936, $1,708,650 and $3,553,070, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker. For the fiscal year ended December 31, 2002, 73% of the Portfolio's aggregate brokerage commissions were paid to this broker and 78% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2000, Davis Venture Value paid a total of $1,235 in brokerage commissions to Shelby Cullom Davis & Co., L.P., an affiliated broker. This Portfolio paid no brokerage commissions to any affiliated broker for the fiscal years ended December 31, 2001 and 2002.

          For the fiscal year ended December 31, 2002, FI Structured Equity paid $857 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the same period, .037% of the Portfolio's aggregate brokerage commissions were paid to this broker and .157% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2002, FI Mid Cap Opportunities paid $163 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the same period, .643% of the Portfolio's aggregate brokerage commissions were paid to this broker and .808% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Focused Value paid $54,788, $206,226 and $246,659, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2002, 33% of the Portfolio's aggregate brokerage commissions were paid to this broker and 40% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Large Cap Value paid a total of $85,125, $201,508 and $173,606, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2002, 40% of the Portfolio's aggregate brokerage commissions were paid to this broker and 49% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Neuberger Berman Partners Mid Cap Value paid a total of $41,691, $321,496 and $196,958, respectively, in brokerage commissions to Neuberger Berman, LLC, an affiliated broker. For the fiscal year ended December 31, 2002, 44% of the Portfolio's aggregate brokerage commissions were paid to this broker and 45% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

Portfolio Turnover

          The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

          The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND

          The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.

          Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value and Janus Mid Cap, which are non-diversified.

          Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

          Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

          MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

          As of March 31, 2003, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NEF, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2003, MetLife, NEF, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights

          Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

          Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

          Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

          The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

          Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

          If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          In addition to the diversification requirements applicable to all RICs, Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

          A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

          The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

          Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

          Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

          The transfer agent and the dividend paying agent for the Fund, Metropolitan Life Insurance Company, is located at One Madison Avenue, New York, New York 10010.

                              FINANCIAL STATEMENTS

          The financial statements of each Portfolio and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2002 are incorporated herein by reference to the Fund's Annual Report for the Portfolios other than the Zenith Portfolios, and to the New England Zenith Fund Annual Report for the Zenith Portfolios, both as filed with the SEC on March 10, 2003.

                                 INDEX SPONSORS

          The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

          With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

          ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHERDAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

     With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL

COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See
Note 1.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3) There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA

          This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA

          Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

          Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

          The rating C is reserved for income bonds on which no interest is being paid.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                       AAA

          Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-

          High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-

          Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-

          Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-

          Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-

          Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC

          Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

          Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

          Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1

          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1

          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2

          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

          Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, MetLife Advisers, or any subadviser. Reference also may be made to other Funds sponsored by any subadviser.

          Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities):

     . Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Portfolio.

     . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

     . Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

     . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

     . The corporate histories, founding dates and names of founders of the entities.

     .    Awards, honors and recognition given to the firms.

     . The names of those with ownership interest and the percentage of ownership.

     . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

     . Current capitalization, levels of profitability and other financial and statistical information.

     . Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

     . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

     . Current and historical statistics with respect to MetLife Advisers or any subadviser:

             -total dollar amount of assets managed
             -assets managed in total and/or by Portfolios
             -assets managed in total and/or by Portfolios
             -the growth of assets
             -asset types managed
             -number and location of offices
             -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
             -the above individuals' total and average number of years of industry experience and the total and average length of their employment with the adviser or the subadviser

     . The general and specific strategies applied by the advisers in the management of the Metropolitan Series Fund's portfolios including, but not limited to:

             -the pursuit of growth, value, income oriented, risk management or other strategies
             -the manner and degree to which the strategy is pursued
             -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
             -the types and characteristics of investments sought and specific portfolio holdings
             -the actual or potential impact and result from strategy
                 implementation
             -through its own areas of expertise and operations, the value added by subadvisers to the management process
             -the disciplines it employs and goals and benchmarks that it establishes in management
             -the systems utilized in management, the features and
                 characteristics of those systems and the intended results from such computer analysis

     . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Portfolios of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Portfolios and other funds managed by the Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

          Additional information contained in advertising and promotional literature may include: rankings and ratings of the Portfolios including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

          Advertising may include all of the top portfolio holdings of a Portfolio or sector or industry breakdowns.

          References to the Portfolios may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

     . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

     . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

     . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

               -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

               -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

               -current and prospective ERISA regulation and requirements.

     . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

               -increased employee retention
               -reinforcement or creation of morale
               -deductibility of contributions for participants
               -deductibility of expenses for employers
               -tax deferred growth, including illustrations and charts
               -loan features and exchanges among accounts
               -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

     . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

               -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
               -broad choice of investment options and competitive fees
               -plan sponsor and participant statements and notices
               -the plan prototype, summary descriptions and board resolutions -plan design and customized proposals
               -Directorship, record keeping and administration
               -the services of State Street Bank, including, but not limited to, Director services and tax reporting

               -the services of other service providers, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
               -the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

     . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

               -access to expertise on investments
               -assistance in interpreting past, present and future market trends and economic events
               -providing information to clients including participants during enrollment and on an ongoing basis after participation
               -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                        METROPOLITAN SERIES FUND, INC.
               501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

   The Metropolitan Series Fund, Inc. will hold a special meeting of shareholders of the Balanced Portfolio on April 30, 2004 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the Balanced Portfolio will be asked to consider and approve the proposed acquisition of the Balanced Portfolio by the MFS Total Return Portfolio (the "Total Return Portfolio"), also a series of Metropolitan Series Fund, Inc. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

   The acquisition of the Balanced Portfolio has been proposed as part of an overall plan of the insurance companies in the MetLife enterprise (the "Insurance Companies") to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. Like the Balanced Portfolio, the Total Return Portfolio is currently offered only to separate accounts of the Insurance Companies and is advised by MetLife Advisers, LLC. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of the Balanced Portfolio and the specific reasons it is being proposed.

   Although you are not a shareholder of the Balanced Portfolio, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Balanced Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on January 31, 2004.

   YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

   Please take a few moments to review the details of the proposal. If you have any questions regarding the acquisition of the Balanced Portfolio, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                                   Very truly yours,

                                                   /s/ Hugh McHaffie
                                                   Hugh C. McHaffie
                                                       President

March 24, 2004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 2004

                        METROPOLITAN SERIES FUND, INC.

                              Balanced Portfolio

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Balanced Portfolio will be held at 2:00 p.m. Eastern Time on Friday, April 30, 2004, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Balanced Portfolio to, and the assumption of all of the liabilities of the Balanced Portfolio by, the MFS Total Return Portfolio, in exchange for shares of the MFS Total Return Portfolio and the distribution of such shares to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced Portfolio.

      2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record as of 4:00 p.m. Eastern Time on January 31, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                               By order of the Board of Directors,

                               THOMAS M. LENZ
                               Secretary

March 24, 2004

   NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                                March 24, 2004

Acquisition of the Assets and Liabilities of Balanced Portfolio, a series of Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116
800-560-5001

By and in Exchange for Shares of MFS Total Return Portfolio, a series of Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116
800-560-5001

   This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger of the Balanced Portfolio, a series of the Metropolitan Series Fund, Inc. (the "Fund"), with and into the MFS Total Return Portfolio (the "Total Return Portfolio" and, together with the Balanced Portfolio, the "Portfolios"), also a series of the Fund, to be considered at a Special Meeting of Shareholders of the Balanced Portfolio (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Portfolios are each registered open-end management investment companies. The investment objective of the Total Return Portfolio is to seek a favorable total return through investment in a diversified portfolio.

   Please review the information about the Total Return Portfolio in Appendix B and Appendix D of this Prospectus/Proxy Statement. Additional information about the Total Return Portfolio, including the Statement of Additional Information of the Total Return Portfolio dated March 24, 2004 relating to the Merger which is incorporated by reference into this Prospectus/ Proxy Statement, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request, without charge, by calling the Fund toll-free at 1-800-560-5001 or by writing to the Fund at Metropolitan Life Insurance Company. Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the Total Return Portfolio are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

      Introduction....................................................  2
      Questions and Answers...........................................  5
      Proposal........................................................ 12
         The Proposal................................................. 12
         Principal Investment Risks................................... 12
         Information About the Merger................................. 13
         Shares to be Issued.......................................... 15
         Reasons for the Merger....................................... 15
         Information About the Adviser and Subadvisers................ 17
         Performance Information...................................... 18
         Information About the Rights of Shareholders................. 21
         Federal Income Tax Consequences.............................. 22
         Required Vote for the Proposal............................... 24
      General Information............................................. 25
         Voting Information........................................... 25
         Information About Voting Instructions and the Conduct of the
           Meeting.................................................... 25
         Other Information............................................ 28
      Appendix A--Form of Agreement and Plan of Reorganization........ 29
      Appendix B--Information About the Total Return Portfolio........ 58
      Appendix C--Capitalization...................................... 68
      Appendix D--Management's Discussion and Analysis of the Total
        Return Portfolio.............................................. 69

                                 INTRODUCTION

   The proposal (the "Proposal") in this Prospectus/Proxy Statement relates to the proposed merger of the Balanced Portfolio with and into the Total Return Portfolio (the "Merger"). Please note that, although the Merger is being referred to as a "merger," technically it will take the form of an asset sale transaction. Shares of each Portfolio are offered only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") or other affiliated insurance companies (each an "Insurance Company"). Each Insurance Company is the legal owner of shares of the Balanced Portfolio and has the right to vote those shares at the Meeting. Although you are not a shareholder of the Balanced Portfolio, as an owner of a variable life insurance or variable annuity contract (a "Contract") issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the Meeting.

   If the Merger occurs, your Contract will be invested in shares of the Total Return Portfolio. If the Agreement and Plan of Reorganization relating to the Merger (attached hereto as Appendix A (the "Merger Agreement")) is approved by shareholders of the Balanced Portfolio and the Merger occurs, the Balanced Portfolio will transfer all of the assets and liabilities attributable to each class of its shares to the Total Return Portfolio in exchange for shares of the class of the Total Return Portfolio noted in the table below (the "Merger Shares"). The exchange, which will be effected on the basis of the relative net asset values of the Portfolios, will be followed immediately by the distribution of the Merger Shares received by the Balanced Portfolio to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced Portfolio. All issued and outstanding shares of the Balanced Portfolio will simultaneously be cancelled on the books of the Balanced Portfolio. It is expected that the Merger will be treated as a tax-free reorganization.

                    Balanced Portfolio Shares Merger Shares
                    ------------------------- --------------
                    Class A Shares--Group I.. Class A Shares
                    Class A Shares--Group II. Class E Shares
                    Class E Shares........... Class B Shares

   Class A shares of the Total Return Portfolio will be distributed to holders of Class A shares of the Balanced Portfolio held through insurance products that currently offer Class A shares of the Total Return Portfolio as an investment option (the "Group I shareholders").

   Class E shares of the Total Return Portfolio will be distributed to holders of Class A shares of the Balanced Portfolio held through insurance products that do not currently offer Class A shares of the Total Return Portfolio as an investment option (the "Group II shareholders"). Group II shareholders should note that, unlike Class A shares of the Balanced Portfolio, Class E shares of the Total Return Portfolio are subject to a Rule 12b-1 fee. The Merger will result in these shareholders becoming subject to a Rule 12b-1 fee to which they are not currently subject (although the total expense ratio borne by these shareholders after the Merger is expected to decline).

   Class B shares of the Total Return Portfolio will be distributed to holders of Class E shares of the Balanced Portfolio. Class E shareholders should note that, whereas Class E shares of the Balanced Portfolio are subject to a Rule 12b-1 fee of 0.15%, Class B shares of the Total Return Portfolio are subject to a Rule 12b-1 fee of 0.25%. The Merger will result in Class E shareholders becoming subject to a higher Rule 12b-1 fee than they now bear (although the total expense ratio borne by these shareholders after the Merger is expected to be lower than the total expense ratio to which they are now subject).

   The following documents have been filed with the SEC and are incorporated in this Prospectus/Proxy Statement by reference:

  . The Prospectus of the Fund, which includes the Balanced Portfolio, dated May 1, 2003, as supplemented.

  . The Statement of Additional Information of the Fund, which includes the Balanced Portfolio, dated May 1, 2003, as supplemented.

  . Management's Discussion and Analysis, Independent Auditors' Report and financials statements relating to the Balanced Portfolio, included in the Fund's Annual Report dated December 31, 2003.

  . The Statement of Additional Information of the Total Return Portfolio dated March 24, 2004 relating to the Merger.

   Each Portfolio has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, please call 1-800-560-5001 or write to the Fund at Metropolitan Life Insurance Company, Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893. Text-only versions of all the Balanced Portfolio and Total Return Portfolio documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about each Portfolio by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

                             QUESTIONS AND ANSWERS

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this combined Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is being proposed?

   The Directors of the Fund (the "Directors") are recommending that the Balanced Portfolio merge with and into the Total Return Portfolio. This means that the Total Return Portfolio would acquire all of the assets and assume all of the liabilities of the Balanced Portfolio in exchange for shares of the Total Return Portfolio. If the Proposal is approved, each Insurance Company separate account that owns shares of the Balanced Portfolio will receive shares of the Total Return Portfolio with an aggregate net asset value equal to the aggregate net asset value of its Balanced Portfolio shares as of the business day before the closing of the Merger. As a result, your Contract will be invested in Total Return Portfolio shares, rather than in Balanced Portfolio shares, beginning at the closing of the Merger. The Merger is currently scheduled to take place on or around the close of business on April 30, 2004, or on such other date as the parties may agree.

   It is proposed that Group I shareholders will receive Class A shares of the Total Return Portfolio and Group II shareholders will receive Class E shares of the Total Return Portfolio. Class A shares of the Total Return Portfolio have the same characteristics as Class A shares of the Balanced Portfolio. The reason for the differential treatment of Group I shareholders is that Group I shareholders hold Contracts that already offer the option of investing in Class A shares of the Total Return Portfolio. Unlike Class A shares of the Balanced Portfolio, Class E shares of the Total Return Portfolio are subject to a Rule 12b-1 fee of 0.15%. As a result of the imposition of Rule 12b-1 fees, Group II shareholders are entitled to a separate vote on the Merger. If Group II shareholders, voting separately, do not approve the Merger, the Merger will not proceed.

   It is also proposed that Class E shareholders of the Balanced Portfolio will receive Class B shares of the Total Return Portfolio. Class E shares of the Balanced Portfolio are subject to a Rule 12b-1 fee of 0.15%, whereas Class B shares of the Total Return Portfolio are subject to a Rule 12b-1 fee of 0.25%. As a result of the increase in Rule 12b-1 fees, Class E shareholders of the Balanced Portfolio are entitled to a separate vote on the Merger. If Class E shareholders, voting separately, do not approve the Merger, the Merger will not proceed.

   It is anticipated that all shareholders of the Balanced Portfolio will experience a decrease in total expenses as shareholders of the Total Return Portfolio after the Merger, because lower advisory fees and other expenses are expected to offset the increased Rule 12b-1 fees.

   Note that the Merger is conditioned upon obtaining the required approval of Balanced Portfolio shareholders voting together, as well as approval of the Group II and Class E shareholders voting separately as noted above. If Group II shareholders and/or Class E shareholders of the Balanced Portfolio, each voting as a separate group, fail to approve the Merger, the Merger will not proceed. If shareholders of the Balanced Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Balanced Portfolio shareholders.

2. Why is the Merger being proposed?

   MetLife Advisers, the investment adviser to each Portfolio, is proposing the Merger to enable shareholders of the Balanced Portfolio to invest in a larger combined portfolio with similar investment objectives and strategies and the potential for improved efficiencies and lower expenses. The Directors recommend approval of the Merger because of the advantages that they believe the Merger offers to shareholders of the Balanced Portfolio. The advantages include the following:

  . Total expenses for each share class of the combined Portfolio are expected to be lower than those currently experienced by the Balanced Portfolio. It is expected that the combined portfolio will be better able to grow in size and benefit from possible economies of scale.

  . The Balanced Portfolio has not achieved sufficient sales growth and is not expected to do in the near future.

  . Shareholders of the Balanced Portfolio will move into a portfolio that has had better long-term performance (although past performance is no guarantee of future performance).

   Please review "Reasons for the Merger" in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Directors.

3. How do the management fees and expenses of the Portfolios compare and what are they estimated to be following the Merger?

   Shares of each Portfolio are sold and redeemed at a price equal to their net asset value without any sales charge. The following table allows you to compare the management fees and expenses of the Balanced Portfolio and the Total Return Portfolio and to analyze the estimated expenses that the Fund expects the combined portfolio to bear in the first year following the Merger. Annual Portfolio Operating Expenses are deducted from the assets of each Portfolio. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Portfolio Operating Expenses shown in the table below represent expenses incurred by each Portfolio for its last fiscal year ended December 31, 2003, and expenses that the Fund estimates the combined portfolio would have incurred during the twelve months ended December 31, 2003, after giving effect to the Merger on a pro forma basis assuming the Merger had occurred as of January 1, 2003. The table does not reflect any of the charges associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay under insurance or annuity contracts. If these charges had been included, the expenses shown would have been higher.

Annual Portfolio Operating Expenses
(deducted directly from assets of the Portfolio)

                                          Balanced Portfolio Total Return Portfolio
                                          ------------------ -----------------------
                                          Class A   Class E  Class A Class B Class E
                                          -------   -------  ------- ------- -------
Management Fees (%)......................  0.70      0.70     0.50    0.50    0.50
Distribution and Service (12b-1) Fees (%)  0.00      0.15     0.00    0.25    0.15
Other Expenses(1) (%)....................  0.20      0.20     0.19    0.19    0.19
Total Annual Portfolio Operating
 Expenses(1) (%).........................  0.90      1.05     0.69    0.94    0.84

                                                   Total Return Portfolio
                                                    (pro forma combined)
                                                   -----------------------
                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees (%)..........................  0.50    0.50    0.50
     Distribution and Service (12b-1) Fees (%)....  0.00    0.25    0.15
     Other Expenses (%)...........................  0.14    0.14    0.14
     Total Annual Portfolio Operating Expenses (%)  0.64    0.89    0.79

--------
(1) The Balanced Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's Total Annual Operating Expenses would have been 0.88% for Class A shares and 1.03% for Class E shares.

Example Expenses

   The following Example helps you compare the cost of investing in the Balanced Portfolio and the Total Return Portfolio currently with the cost of investing in the combined portfolio on a pro forma basis, and also allows you to compare these costs with the cost of investing in other mutual funds. The Example does not reflect any of the charges associated with the separate accounts or variable contracts that an investor may pay under insurance or annuity contracts. Your actual costs may be higher or lower. The table is based on the following hypothetical conditions:

  .   $10,000 initial investment

  .   5% total return for each year

  .   Each Portfolio's operating expenses remain the same; and

  .   Reinvestment of all dividends and distributions

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
  Balanced Portfolio
  Class A....................................  $ 92   $287    $498    $1,108
  Class E....................................  $107   $334    $579    $1,283
  Total Return Portfolio
  Class A....................................  $ 70   $221    $384    $  859
  Class B....................................  $ 96   $300    $520    $1,155
  Class E....................................  $ 86   $268    $466    $1,037
  Total Return Portfolio (pro forma combined)
  Class A....................................  $ 65   $205    $357    $  798
  Class B....................................  $ 91   $284    $493    $1,096
  Class E....................................  $ 81   $252    $439    $  978

   The above discussion of pro forma Annual Portfolio Operating Expenses and Example Expenses assumes that: (1) the current contractual agreements of the Total Return Portfolio will remain in place; (2) certain duplicative costs involved in operating the Balanced Portfolio are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended December 31, 2003. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Portfolio assets, many of which factors are beyond the control of the Total Return Portfolio or MetLife Advisers.

4. How do the investment objectives, strategies and policies of the Balanced Portfolio and the Total Return Portfolio compare?

   Shareholders of the Balanced Portfolio should note that, although the investment objective and principal investment strategies of the Balanced Portfolio are substantially similar to those of the Total Return Portfolio, there are some differences. For example, the "neutral" position of the Balanced Portfolio consists of 60% equity securities and 40% U.S. and foreign bonds, although Wellington Management Company, LLC ("Wellington"), the Balanced Portfolio's subadviser, may vary in response to current market conditions the percentage of the Balanced Portfolio invested in equity securities from 50% to 70% and the fixed-income investments from 30% to 50% of the Balanced Portfolio's total assets. The asset allocation of the Total Return Portfolio is normally 40% to 75% in equities and 25% to 60% in fixed-income securities. Please see the table below for more information comparing the investment objectives and strategies of the Portfolios.

   This table shows the investment objectives of each Portfolio and the principal investment strategies used by Wellington and Massachusetts Financial Services Company ("MFS"), subadviser to the Total Return Portfolio, to achieve each Portfolio's investment objective:

                Balanced Portfolio       Total Return Portfolio
                ------------------       ----------------------
             Investment Objective: The  Investment Objective: The
             Balanced Portfolio seeks   Total Return Portfolio
             long-term total return     seeks a favorable total
             from a combination of      return through investment
             capital appreciation and   in a diversified
             current income.            portfolio.

             Principal Investment       Principal Investment
             Strategies: The Balanced   Strategies: The Total
             Portfolio seeks to         Return Portfolio seeks to
             achieve its objective as   achieve its objective as
             follows:                   follows:

             . The "neutral" position   . The Portfolio normally
               of the Portfolio           invests 40% to 75% of
               consists of 60% equity     its net assets in
               securities and 40% U.S.    equity securities and
               and foreign bonds. In      25% and 60% of its net
               response to current        assets in fixed- income
               market conditions,         securities. The
               Wellington may vary the    Portfolio normally
               percentage of the          invests at least 25% of
               Portfolio invested in      its net assets in
               equity securities from     non-convertible
               50% to 70% and the         fixed-income securities.
               fixed-income
               investments from 30% to  . MFS generally invests
               50% of the Portfolio's     the equity portion of
               total assets.              the Portfolio in
                                          companies with large
             . Wellington invests the     market capitalizations,
               equity portion of the      that MFS believes are
               Portfolio primarily        undervalued relative to
                                          their long-term
                                          potential.

                Balanced Portfolio       Total Return Portfolio
                ------------------       ----------------------

               in stocks of U.S.
               companies with large     . The fixed-income
               market capitalizations,    portion of the
               using a blend of           Portfolio invests
               top-down sector            primarily in investment
               analysis and bottom-up     grade fixed-income
               stock selection.           securities, including
                                          corporate bonds, U.S.
             . Wellington invests the     government securities,
               fixed- income portion      mortgage-backed
               of the Portfolio in        securities and
               investment grade U.S.      asset-backed
               corporate and U.S.         securities. The
               government fixed-income    Portfolio may also
               securities and, to a       invest up to 20% of its
               lesser extent, U.S.        net assets in lower
               high yield debt and        quality high yield
               fixed- income              securities.
               securities of foreign
               issuers, including       . Consistent with its
               companies and              principal investment
               governments of emerging    strategies, the
               market countries,          Portfolio may invest up
               through which the          to 20% of its net
               Portfolio may have         assets in foreign
               exposure to foreign        securities, through
               currencies.                which it may have
                                          exposure to foreign
                                          currencies.

   The following compares the primary investment strategies that each Portfolio uses to achieve its investment objective:

  . Both Portfolios seek long-term total return through a blended mix of stocks and bonds.

  . Both Portfolios invest the equity portion of their assets primarily in the securities of large capitalization U.S. issuers. However, the Balanced Portfolio utilizes a blend of top-down sector analysis and bottom-up security selection to identify growth opportunities, while the Total Return Portfolio uses a bottom-up investment style to select securities that MFS believes are undervalued relative to their long-term potential.

  . Both Portfolios may invest a portion of their net assets in foreign securities, but the Balanced Portfolio may invest up to 10% of its fixed-income portfolio in emerging market debt (though no more than 5% of its fixed-income assets in non-U.S. dollar denominated securities).

   The Portfolios have the same fundamental and non-fundamental investment restrictions. For more information about the investment restrictions of the Balanced Portfolio, see the Prospectus and Statement of Additional Information of the Balanced Portfolio, which is incorporated by reference in this Prospectus/Proxy Statement. For more information about the investment restrictions of the Total Return Portfolio, see Appendix B of this Prospectus/Proxy Statement and the Statement of Additional Information of the Total Return Portfolio.

5. How do the risks of investing in the Total Return Portfolio compare to the risks of investing in the Balanced Portfolio?

   Because the two Portfolios have similar investment objectives and policies, they are subject to similar, though not identical, risks. For a discussion of the principal risks associated with an investment in the Portfolios, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

6. How do the shares of the Total Return Portfolio to be issued compare with shares of the Balanced Portfolio if the Merger occurs?

   Shares of both Portfolios are currently offered only to separate accounts of the Insurance Companies. The Balanced Portfolio currently has Class A and Class E shares outstanding. The Total Return Portfolio currently has Class A, Class B and Class E shares outstanding. Group I shareholders will receive Class A shares of the Total Return Portfolio with the same characteristics as the shares they currently own. Group II shareholders will receive Class E shares of the Total Return Portfolio, which are subject to a 0.15% Rule 12b-1 fee. (Group II shareholders currently bear no Rule 12b-1 fee.) Class E shareholders of the Balanced Portfolio (who are currently subject to a 0.15% Rule 12b-1 fee) will receive Class B shares of the Total Return Portfolio, which are subject to a 0.25% Rule 12b-1 fee. The Merger will not affect your rights under your Contract to purchase, redeem and exchange shares. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the respective Portfolio. Please see Appendix B for more information on shares of the Total Return Portfolio.

7. What are the federal income tax consequences of the Merger?

   Provided that the Contracts funded through separate accounts of Insurance Companies qualify as life insurance or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Merger will not create any tax liability for owners of the Contracts. For more information, see "Federal Income Tax Consequences."

                                   PROPOSAL
       Merger of the Balanced Portfolio into the Total Return Portfolio

The Proposal

   You are being asked to approve the Merger Agreement dated as of February 5, 2004, pursuant to which the Total Return Portfolio will acquire the assets and assume the liabilities of the Balanced Portfolio in exchange for shares of the Total Return Portfolio. A form of the Merger Agreement is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Merger Agreement, you are also approving the merger of the Balanced Portfolio with and into the Total Return Portfolio under the Merger Agreement.

   It is proposed that Balanced Portfolio shareholders will receive share classes of the Total Return Portfolio with higher Rule 12b-1 fees because the pricing of the Total Return Portfolio has not been sufficient to support the current distribution of the Total Return Portfolio. The reason for the differential treatment of Group I shareholders is that Group I shareholders hold Contracts that already offer the option of investing in Class A shares of the Total Return Portfolio. In order to avoid the confusion and administrative difficulty that would arise as a result of having two different classes of the same portfolio funding a single Contract, MetLife Advisers has proposed that Group I shareholders receive Class A shares of the Total Return Portfolio. It is anticipated that all shareholders of the Balanced Portfolio will realize a reduction in their total expense ratio as a result of the Merger.

Principal Investment Risks

  What are the principal investment risks of the Total Return Portfolio, and how do they compare with the Balanced Portfolio?

   Because the Portfolios have similar investment objectives and strategies, the principal investment risks associated with each Portfolio are similar. Both Portfolios are subject to the risks associated with equity securities, such as the risk of losing money due to drops in a stock's value or the stock market as a whole. Because the Portfolios invest the equity portion of their net assets primarily in the stocks of large capitalization companies, they are subject to the risks associated with investing in large companies, as larger companies may be unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion. The Portfolios are also subject to the risks associated with fixed-income investments. These risks include credit risk, the risk that the issuer will not pay the interest, dividends or principal that it has promised to pay; market risk, the risk that the value of the security will fall because of changes in the market interest rate; and interest rate risk, which reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. Because the Portfolios may invest in foreign securities, they may be subject to the particular risks associated with investments in foreign securities, as such securities may be subject to less regulation and additional regional, national and currency risks. The Portfolios also invest in high yield securities, which have higher market risk than other fixed-income investments for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing.

   For more information about the principal investment risks of the Total Return Portfolio, please see Appendix B of this Prospectus/Proxy Statement. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio's investment portfolio and on market conditions, both of which change over time.

Information About the Merger

  Terms of the Merger Agreement

   If approved by the shareholders of the Balanced Portfolio, the Merger is expected to occur on or around April 30, 2004, or on such other date as the Portfolios may agree, pursuant to the Merger Agreement attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Merger Agreement:

  . The Balanced Portfolio will transfer all of its assets and liabilities attributable to each class of its shares to the Total Return Portfolio in exchange for the Merger Shares with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

  . The Merger will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 30, 2004, or such other date and time as the Portfolios may determine) when the assets of the Balanced Portfolio are valued for purposes of the Merger (the "Valuation Date").

  . The exchange, which will be effected on the basis of the relative net asset value of the two Portfolios, will be followed immediately by the distribution of each class of the Merger Shares to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced

     Portfolio. All issued and outstanding shares of the Balanced Portfolio will simultaneously be cancelled on the books of the Balanced Portfolio.

  . After the Merger, the Balanced Portfolio will be terminated, and its affairs will be wound up in an orderly fashion.

  . The Merger requires approval by (i) the Balanced Portfolio's shareholders voting together as a single class, (ii) Group II shareholders voting separately, (iii) Class E shareholders voting separately, and the satisfaction of a number of other conditions. Shareholders of the Total Return Portfolio are not being asked to approve the Merger.

  . The Merger may be terminated at any time with the approval of the Directors on behalf of each Portfolio.

   A shareholder who objects to the Merger will not be entitled under Maryland law or the Articles of Incorporation of the Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Contract owners invested in the Balanced Portfolio may exchange their investment for an investment in other investment options, as provided in their Contracts before or after the Merger.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Merger, including transaction costs incurred by either Portfolio in connection with the sale of portfolio securities that are not permitted investments of the Total Return Portfolio, will be borne by MetLife Advisers and/or its affiliates, and not by the Portfolios. However, each Portfolio will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the purchase or sale of portfolio securities that are permitted investments of the Total Return Portfolio; it is currently estimated that those expenses will amount to less than 1% of the average net assets of the Portfolios and will be borne by the Portfolios. The Total Return Portfolio will bear any governmental fees incurred in connection with registering the Merger Shares under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

Shares to be Issued

   If the Merger occurs, shareholders of the Balanced Portfolio will receive Merger Shares as follows: Group I shareholders will receive Class A shares of the Total Return Portfolio; Group II shareholders will receive Class E shares of the Total Return Portfolio; and Class E shareholders of the Balanced Portfolio will receive Class B shares of the Total Return Portfolio. The shares you receive will have the following characteristics:

  . The Merger Shares will have an aggregate net asset value equal to the aggregate net asset value of the current shares of the Balanced Portfolio as of the Valuation Date.

  . The procedures for purchasing and redeeming shares will not change as a result of the Merger.

  . You will have the same exchange options under your Contract as you currently have.

  .   You will have the same voting rights as you currently have.

  . Class A shares of the Balanced Portfolio are not subject to a Rule 12b-1 fee, whereas Class E shares of the Total Return Portfolio are subject to a 0.15% Rule 12b-1 fee. Class E shares of the Balanced Portfolio currently are subject to a 0.15% Rule 12b-1 fee, whereas Class B shares of the Total Return Portfolio are subject to a 0.25% Rule 12b-1 fee.

  . Although Group II shareholders and Class E shareholders of the Balanced Portfolio will pay higher Rule 12b-1 fees as Class E and Class B shareholders, respectively, of the Total Return Portfolio, it is expected that all shareholders will realize a reduction in their total expense ratio as a result of the Merger.

   Information concerning the capitalization of each of the Portfolios is contained in Appendix C.

Reasons for the Merger

   The Directors, including all Directors who are not "interested persons" of the Fund (the "Independent Directors"), have determined that the Merger would be in the best interests of the Balanced Portfolio and its shareholders, and that the interests of existing shareholders of the Balanced Portfolio would not be diluted as a result of the Merger. The Directors (including the Independent Directors) have unanimously approved the

Merger and recommend that you vote in favor of the Merger by approving the Merger Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement. You should carefully consider whether remaining invested in the Total Return Portfolio after the Merger is consistent with your financial needs and circumstances.

   The Merger is proposed by MetLife Advisers, the investment adviser to both the Balanced Portfolio and the Total Return Portfolio. The overall purpose of the Merger is to help streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. In proposing the Merger, MetLife Advisers presented to the Directors the following reasons for the Balanced Portfolio to enter into the Merger:

  . The Merger is intended to permit the Balanced Portfolio's shareholders to invest in a larger combined portfolio with similar investment goals and strategies.

  . The Total Return Portfolio is expected to have wider distribution potential than the Balanced Portfolio and, as a result, may be better able to grow in size and benefit from improved efficiencies and economies of scale.

  . The Balanced Portfolio has not been able to achieve sufficient net sales to maintain long-term viability and is not expected to do so in the near future.

  . The advisory fee schedules of the Total Return Portfolio are expected to be lower than those of the Balanced Portfolio.

  . As of December 31, 2003, Class A and Class E shareholders of the Balanced Portfolio had a total expense ratio of 0.90% and 1.05%, respectively. It is expected that the total expense ratio for Class A, Class B and Class E shares of the combined portfolio after the Merger will be 0.64%, 0.89% and 0.79%, respectively. Accordingly, Group I shareholders, Group II shareholders and Class E shareholders of the Balanced Portfolio are expected to experience a decrease in expenses as a result of the Merger.

  . Shareholders of the Balanced Portfolio will move into a portfolio that has had better long-term performance (although past performance is no guarantee of future performance).

   The Directors considered the differences in the Portfolios' investment objectives, policies and strategies and the related risks. The Directors also considered the historical investment performance results of the Portfolios.

No assurance can be given that the Total Return Portfolio will achieve any particular level of performance after the Merger.

Information About the Adviser and Subadvisers

   MetLife Advisers is the investment adviser to both Portfolios. MetLife Advisers has contracted with Wellington as subadviser to make the day-to-day investment decisions for the Balanced Portfolio, and has contracted with MFS as subadviser to make the day-to-day investment decisions for the Total Return Portfolio. MetLife Advisers is responsible for overseeing the subadvisers' management of each Portfolio and for making recommendations to the Directors as to whether to retain the subadviser from year to year. MFS will continue to serve as subadviser to the Total Return Portfolio after the Merger. No change to the investment adviser will occur. For more information about MFS, please see Appendix B.

   MFS has reached agreement with the SEC, the New York Attorney General (the "NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in prospectuses of certain of MFS' own funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. These allegations did not relate to the Total Return Portfolio. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

   Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors, which will be funded by MFS and of which $50 million is characterized as a penalty. MFS has further agreed with the NYAG to reduce its management fees. These settlement arrangements do not relate to the Total Return Portfolio.

   The address of MetLife Advisers is 501 Boylston Street, Boston, Massachusetts 02116. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Performance Information

   The charts below show the percentage gain or loss in each full calendar year for Class A shares of the Balanced Portfolio and the Total Return Portfolio since each began operations. The table following the bar chart lists the Balanced Portfolio's average annual total return for Class A shares and Class E shares for the one-year, five-year and life-of-the-Portfolio periods ended December 31, 2003, and the Total Return Portfolio's average annual total return for Class A, Class B and Class E shares for the one-year, five-year and ten-year periods ended December 31, 2003. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with several indices. Unlike the Portfolios, an index is not an investment and is not professionally managed. Unlike the returns of the Portfolios, an index does not reflect ongoing management, distribution and operating expenses.

   The charts and tables should give you a general idea of how each Portfolio's return has varied from year to year. They include the effects of Portfolio expenses, but do not reflect insurance product fees or other charges. Returns would be lower if these charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effects of any expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. On May 1, 2000, Wellington succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Balanced Portfolio. The performance information set forth below for the Balanced Portfolio reflects the management of both Loomis Sayles and Wellington. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Total Return Portfolio. The performance information set forth below for the Total Return Portfolio reflects the management of both Back Bay Advisors and MFS.

Balanced Potfolio

                                     [CHART]

1995     1996     1997     1998     1999     2000     2001     2002     2003
----     ----     ----     ----     ----     ----     ----     ----     ----
24.8%    16.9%    16.2%    9.1%     -5.1%    -1.9%    -4.5%   -13.5%    19.8%

   During the period shown above, the highest quarterly return was 10.42% for the second quarter of 2003 and the lowest quarterly return was -9.88% for the second quarter of 2002.

Average Annual Returns for Periods Ending December 31, 2003

                                                                   Life of
                                                                the Portfolio
                                       Past 1 year Past 5 years  (10/31/94)
                                       ----------- ------------ -------------
  Class A.............................    19.75%      -1.63%         5.97%
  Class E*............................    19.63%      -1.78%         5.82%
  S&P 500 Index.......................    28.67%      -0.57%        11.69%
  Lehman Brothers Aggregate Bond Index     4.10%       6.62%         8.01%

--------
* Performance information shown for any period prior to the inception of Class E shares (5/01/02) is the performance of Class A shares adjusted to reflect the 0.15% 12b-1 fee of Class E shares.

Total Return Portfolio

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-1.1%   31.3%   15.0%   26.6%   19.7%   10.0%   -3.4%   -3.8%   -5.4%   17.0%



   During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for third quarter of 2002.

Average Annual Returns for Periods Ending December 31, 2003

                                         Past 1 year Past 5 years Past 10 years
                                         ----------- ------------ -------------
Class A.................................    17.00%       2.50%         9.85%
Class B*................................    16.73%       2.25%         9.60%
Class E**...............................    16.85%       2.35%         9.70%
S&P 500 Index...........................    28.67%      -0.57%        11.06%
Lehman Brothers Aggregate Bond Index***.     4.10%       6.62%         6.95%
Lehman Brothers Government/ Credit Index     4.67%       6.66%         6.98%

--------
* Performance information shown for any period prior to the inception of Class B shares (5/01/02) is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares.
** No Class E shares of the Portfolio were outstanding as of December 31, 2003.
   Performance information shown in the table is the performance of Class A shares adjusted to reflect the 0.15% 12b-1 fee of Class E shares.
*** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Credit Bond Index. MFS believes that the Lehman Brothers Aggregate Bond Index better reflects the universe of fixed-income securities in which the Portfolio invests.

Information About the Rights of Shareholders

   The following is a summary of the governing documents and laws applicable to the Fund (of which the Balanced Portfolio and Total Return Portfolio are both part).

  Organization

   The Fund is organized as a Maryland corporation. It is a registered open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

  Shareholder Voting--Generally

   The Articles of Incorporation of the Fund (the "Articles") provide that all shares of all series shall vote as a single class, and not by series or class, except when otherwise required by law or if only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. The Articles specify that the Board of Directors of the Fund (the "Board"), in its sole discretion, determines whether only one or more particular series or classes is affected by the matter under consideration.

  Shareholder Meetings

   The Bylaws of the Fund (the "Bylaws") require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. The Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President. In addition, the Bylaws allow for shareholders to act by written consent in lieu of a meeting upon written consent signed by the holders of all outstanding stock having voting power.

  Quorums

   The Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings, and that one-third of the Directors (but no fewer than two) constitutes a quorum for the transaction of business at a meeting of the Board.

  Indemnification of Directors and Officers

   Pursuant to Maryland law and the Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted by Maryland law. Other than for Directors, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Board of Directors. No indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund may not make an advance payment unless the Director or officer undertakes to repay the advance and (A) it is determined that such Director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is no reason to believe that the person will be found to be entitled to the indemnification.

  Subadvisers

   The Fund relies on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or the Fund without obtaining shareholder approval. The Fund's Directors must approve any new subadvisory agreements under the exemptive order, and the Fund must comply with certain other conditions.

   The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Fund's Directors. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Federal Income Tax Consequences

   Provided that the Contracts funded through the separate accounts of the Insurance Companies qualify as life insurance or annuity contracts under
Section 72 of the Code, the Merger will not create any tax liability for owners of the Contracts.

   The Merger is intended to be a tax-free reorganization. The closing of the Merger will be conditioned on receipt of an opinion from Ropes & Gray

LLP to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Total Return Portfolio and the Balanced Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized to the Balanced Portfolio upon the transfer of its assets to the Total Return Portfolio in exchange for the Total Return Portfolio shares and the assumption by the Total Return Portfolio of the Balanced Portfolio's liabilities, or upon the distribution of such Total Return Portfolio shares to the separate accounts as shareholders of the Balanced Portfolio;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Total Return Portfolio upon the receipt of the assets of the Balanced Portfolio in exchange for the assumption of the obligations of the Balanced Portfolio and issuance of the Total Return Portfolio shares;

  . under Section 362(b) of the Code, the tax basis of the assets of the Balanced Portfolio acquired by the Total Return Portfolio will be the same as the basis of those assets in the hands of the Balanced Portfolio immediately prior to the transfer;

  . under Section 1223(2) of the Code, the holding period of the assets of the Balanced Portfolio in the hands of the Total Return Portfolio will include the period during which those assets were held by the Balanced Portfolio;

  . under Section 354 of the Code, the Balanced Portfolio separate accounts as shareholders will recognize no gain or loss upon exchange of their shares of the Balanced Portfolio for the Total Return Portfolio shares;

  . under Section 358 of the Code, the aggregate tax basis of the Total Return Portfolio shares to be received by each separate account as shareholder of the Balanced Portfolio will be the same as the aggregate tax basis of the shares of the Balanced Portfolio exchanged therefor;

  . under Section 1223(l) of the Code, the holding period of the Total Return Portfolio shares received by each separate account as shareholder of the Balanced Portfolio will include the holding period for the Balanced Portfolio shares exchanged for the Total Return Portfolio shares; provided such shares of the Balanced Portfolio were held as a capital asset on the date of the exchange; and

  . the Total Return Portfolio will succeed to and take into account the items of the Balanced Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

   Prior to the closing of the Merger, the Balanced Portfolio will declare a distribution, which, together with all previous distributions, will have the effect of distributing to the separate accounts, as shareholders, all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date.

   THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE MERGER AGREEMENT.

Required Vote for the Proposal

   Approval of the Merger Agreement will require the affirmative vote of a majority of the outstanding shares of the Balanced Portfolio. Approval of the Merger will also require the affirmative vote of a majority of the outstanding Class A shares of the Balanced Portfolio held by Group II shareholders and the affirmative vote of a majority of the outstanding Class E shares of the Balanced Portfolio. The term "majority of the outstanding shares" of the Balanced Portfolio means the lesser of (a) the holders of 67% or more of the shares of the Balanced Portfolio present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Balanced Portfolio. A vote of the shareholders of the Total Return Portfolio is not required to approve the Merger.

   If Group II shareholders and/or Class E shareholders of the Balanced Portfolio, each counted separately, fail to approve the Merger, the Merger will not proceed. If shareholders of the Balanced Portfolio do not approve the Merger, the Directors will consider other possible courses of action which may be in the best interests of Balanced Portfolio shareholders.

                              GENERAL INFORMATION

Voting Information

   The Directors are soliciting voting instructions in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and voting instruction forms are being mailed to Contract owners beginning on or about March 25, 2004.

Information About Voting Instructions and the Conduct of the Meeting

   Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Alamo Direct Mail Services, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $42,000, which will be borne by MetLife Advisers.

   Voting Process. The shares of the Balanced Portfolio are currently sold to Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Balanced Portfolio are attributable to Contracts. Other outstanding Balanced Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or
(b) held in the Insurance Company's general account rather than in a separate account.

   Record owners of the common stock of the Balanced Portfolio as of 4:00 p.m., Eastern Time, on January 31, 2004 (the "Record Time"), will be entitled to vote and may cast one vote for each share held. A majority of the shares of the Balanced Portfolio outstanding at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Balanced Portfolio at the Meeting. A majority of each of the Group II shareholders and Class E shareholders of the Balanced Portfolio outstanding at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by such shareholders, each voting as a separate group, at the Meeting.

   In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Balanced Portfolio that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Balanced Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Balanced Portfolio.

   The Balanced Portfolio currently issues both Class A shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. For purposes of determining the number of the Balanced Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of the Balanced Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Time.

   Balanced Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that Balanced Portfolio shares held in the general account or unregistered separate accounts of the Insurance

Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

   If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

   Costs of Solicitation. MetLife Advisers will bear the costs of the Merger, except for portfolio transaction costs incurred by the Portfolios in connection with the purchase or sale of portfolio securities that are permitted investments of the Portfolios and governmental fees required in connection with the registration or qualification under applicable and federal laws of the shares of the Total Return Portfolio to be issued. The costs to be borne by MetLife Advisers will include, among other costs, the costs of this Prospectus/Proxy Statement. In the event that the Merger is not consummated, MetLife Advisers will bear all of the costs and expenses incurred by both the Balanced Portfolio and the Total Return Portfolio in connection with the Merger.

   Adjournments; Other Business. An adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of the Balanced Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Bylaws require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. Shareholder proposals to be presented at any future meeting of shareholders of the Portfolios or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Other Information

   Outstanding Shares and Shareholders. As of the Record Time, the following number of shares of the Balanced Portfolio were outstanding and entitled to vote:

                             Class A* 8,910,769.325
                             Class E. 2,155,375.010

--------
* As of the Record Time, there were 7,076,225.071 shares held by Group II shareholders outstanding and entitled to vote.


   All of the shares of the Balanced Portfolio and the Total Return Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

   The Insurance Companies have informed the Fund that as of the Record Time, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Balanced Portfolio or the Total Return Portfolio. The Fund has been informed that the officers and Directors as a group owned less than 1% of the outstanding shares of each of the Balanced Portfolio or the Total Return Portfolio.

   Because the Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

   Address of Underwriter. MetLife is the principal underwriter and distributor of the Fund. The address of MetLife is 1 Madison Avenue, New York, New York 10010.

   Other Financial and Performance Information. Financial highlights for the Total Return Portfolio are included in Appendix B to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Total Return Portfolio is included in Appendix D to this Prospectus/Proxy Statement. Other financial information for the Balanced Portfolio, as well as information and commentary about the recent performance of the Balanced Portfolio, are incorporated by reference to the Balanced Portfolio's Prospectus and Annual Report for the period ending December 31, 2003. The Annual Report of the Fund (which includes the report of independent auditors of both Portfolios) is available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

                                                                     Appendix A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of
[          ], 2004, by and between (i) Metropolitan Series Fund, Inc. (the
"Company"), a Maryland corporation formed on November 23, 1982, on behalf of the Balanced Portfolio (the "Acquired Fund"), a series of the Company, and (ii) the Company, on behalf of the MFS Total Return Portfolio (the "Acquiring Fund"), a series of the Company.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

      (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

      (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations").

      (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional (i) Class A shares of the Acquiring Fund (the "Class A Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class A shares of the Acquired Fund held as an investment option under the American Gateway Series variable life insurance policies, Zenith Life variable life insurance policies, Zenith Life One variable life insurance policies, Zenith Life Plus II variable life insurance policies, Zenith Executive Advantage 2000 variable life insurance policies, Zenith Life Plus variable life insurance policies, Zenith Survivorship Life variable life insurance policies, Zenith Flexible Life 2001 variable life insurance policies, Zenith Variable Whole Life variable life insurance policies, Zenith Flexible Life variable life insurance policies, Zenith Survivorship Life 2002 variable life insurance policies, Enterprise Executive Advantage variable life insurance policies, Zenith Flexible Life 2002 variable life insurance policies, Zenith Life Executive 65 variable life insurance policies, Zenith Survivorship Life Plus variable life insurance policies, Zenith Executive Advantage variable life insurance policies, Zenith Executive Advantage Plus variable life insurance policies, and Zenith Accumulator variable annuity contracts issued prior to May 1, 1995 (the "Group I Shareholders"); (ii) Class E shares of the Acquiring Fund (the "Class E Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class A shares of the Acquired Fund held as an investment option under the American Growth Series variable annuity contracts, Zenith Accumulator variable annuity contracts issued after May 1, 1995 and NEF Retirement Services Investment Portfolio (the "Group II Shareholders"); and
          (iii) Class B shares of the Acquiring Fund (the "Class B Acquisition Shares") equal to the number and having an aggregate net asset value equal to that of the outstanding full and fractional Class E shares of the Acquired Fund (the holders of such Class E shares of the Acquired Fund, the "Group III Shareholders"), in each case computed in the manner and as of the time and date set forth in paragraph 2.1. The Class A Acquisition Shares, the Class B Acquisition Shares and the Class E Acquisition Shares are collectively referred to herein as the "Acquisition Shares." Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares pursuant to paragraph 1.1. Each Group I Shareholder shall be entitled to receive that proportion of the Class A Acquisition Shares which the number of Class A shares of the Acquired Fund held by such Group I Shareholder bears to the total number of Class A shares of the Acquired Fund held by all Group I Shareholders on the Valuation Date. Each Group II Shareholder shall be entitled to receive that proportion of the Class E Acquisition Shares which the number of Class A shares of the Acquired Fund held by such Group II Shareholder bears to the total number of Class A shares of the Acquired Fund held by all Group II Shareholders on the Valuation Date. Each Group III Shareholder shall be entitled to receive that proportion of the Class B Acquisition Shares which the number of Class E shares of the Acquired Fund held by such Group III Shareholder bears to the total number of Class E shares of the Acquired Fund held by all Group III Shareholders on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  1.4. With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Company has been notified by the Acquired Fund or its agent that such shareholder has surrendered all of his, her or its outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

  1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

  2.1. For the purpose of paragraph 1, the value of the shares of the Acquired Fund held by, respectively, the Group I Shareholders, the Group II Shareholders and the Group III Shareholders shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the Closing Date (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Company, and shall be certified by an authorized officer of the Company on behalf of the Acquired Fund.

3. CLOSING AND CLOSING DATE.

  3.1. The Closing Date shall be on April 30, 2004 or on such other date as the parties may agree. The Closing shall be held at the close of business on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

  3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for MFS Total Return Portfolio, a series of the Metropolitan Series Fund, Inc."

  3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by the Company, on behalf of the either the Acquired Fund and the Acquiring Fund, upon written notice.

  3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of common stock of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company, on behalf of the Acquiring Fund, shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

  4.1. The Company, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2003, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

      (g) Since December 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

      (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 100 million are authorized for the Acquired Fund. The outstanding shares of the Acquired Fund are, and at the Closing Date will be, divided into Class A shares and Class E shares, each having the characteristics described in the Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

      (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

      (m) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

      (o) The information provided by the Acquired Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "blue sky" laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
          Rico);

      (q) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2003, referred to in
          Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

      (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain "diversified" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

      (s) No registration of any of the Investments under the Securities Act or under any state securities or "blue sky" laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

  4.2. The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
       Date:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

      (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

      (c) The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2003, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2003;

      (h) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquiring Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and the diversification requirements of
          Section 817(h) of the Code and the regulations thereunder;

      (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which 100 million shares are authorized for the Acquiring Fund. The outstanding shares of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

      (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

      (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares or Class E shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

      (o) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "blue sky" laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

  5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

  5.2. The Acquired Fund will call a meeting of its shareholders to be held on or prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

  5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company, on behalf of the Acquiring Fund, will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

  5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

  5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

  5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

  5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "blue sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1. The Company, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

  6.2. The Company, on behalf of the Acquired Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the

          Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity;

      (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

      (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

      (e) The execution and delivery by the Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound;

      (f) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "blue sky" laws or such as have been obtained;

      (g) After inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Company or the Acquiring Fund on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein;

      (h) The Company is duly registered with the SEC as an investment company under the 1940 Act; and

      (i) To the knowledge of such counsel, after having made inquiry of officers of the Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Company's obligations under this Agreement, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  7.1. The Company, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2. The Company, on behalf of the Acquiring Fund, shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity;

      (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

      (d) The execution and delivery by the Company on behalf of the Acquired Fund of this Agreement did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;

      (e) To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "blue sky" laws or such as have been obtained;

      (f) After inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Company or the Acquired Fund on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date which is required to be described in the Registration Statement which is not disclosed therein;

      (g) The Company is duly registered with the SEC as an investment company under the 1940 Act;

      (h) To the knowledge of such counsel, after having made inquiry of officers of the Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Company's obligations under this Agreement, and neither the

          Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and

      (i) All issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3. The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2003 and signed pro forma tax returns for the period from December 31, 2003 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date (in each case computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date.

  7.5. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund hereunder are each subject to the further conditions that on or before the Closing Date:

  8.1. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of Acquired Fund Shareholders referred to in paragraph 5.2;

  8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

  8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "blue sky" and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

  8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5. The Company, on behalf of each of the Acquiring Fund and the Acquired Fund, shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

      (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

      (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

      (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

      (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

      (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquisition Shares;

      (f) The tax basis of the Acquisition Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

      (g) The holding period of the Acquisition Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

      (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the

          Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

  8.6. At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Directors of the Company if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

  9.1. Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC ("MetLife Advisers"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquisition Shares under applicable state and federal laws.

  9.2. In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

  9.3. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

  9.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a

       "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

  10.1. The Company, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

  11.1. This Agreement may be terminated by the Company on behalf of both the Acquiring Fund and the Acquired Fund. In addition, the Company may at its option terminate this Agreement at or prior to the Closing Date:

       (a) Because of a material breach by any party of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) If the Board of Directors of the Company, on behalf of either the Acquiring Fund or the Acquired Fund, determines that the termination of this Agreement is in the best interests of its shareholders.

  11.2. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by the parties.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

  14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

  14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5. A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland, and notice is hereby given that no director, officer, agent or employee of the Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6. The Company, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its Balanced Portfolio

                           By: _________________________________________________

                                            John F. Guthrie, Jr.
                           Name: _______________________________________________

                                            Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its MFS Total Return Portfolio

                           By: _________________________________________________

                                            John F. Guthrie, Jr.
                           Name: _______________________________________________

                                              Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                           Agreed and accepted as to paragraph 9 only:

                           METLIFE ADVISERS, LLC

                           By: _________________________________________________

                                            John F. Guthrie, Jr.
                           Name: _______________________________________________

                                            Senior Vice-President
                           Title: ______________________________________________

ATTEST:

By: ____________________________________________________________________________

                                  Thomas M. Lenz
Name: __________________________________________________________________________

                                    Secretary
Title: _________________________________________________________________________

                                                                     Appendix B

                 INFORMATION ABOUT THE TOTAL RETURN PORTFOLIO

   This Section is designed to give you information about the Total Return Portfolio and is based on information contained in the Prospectus of the Total Return Portfolio effective May 1, 2004.

               A.  Information About the Total Return Portfolio

Investment Objective

   The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

   Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stocks, and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more).

   The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

  Investment Selection

   Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS' assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

   Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.

   Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

   Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

   Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Principal Investment Risks

   Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .   A general decline in U.S. or foreign equity or fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

  . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

  .   Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

   The table below compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

          1994  1995  1996  1997  1998  1999  2000  2001  2002  2003
          ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
          -1.1% 31.3% 15.0% 26.6% 19.7% 10.0% -3.4% -3.8% -5.4% 17.0%

   During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -8.53% for third quarter of 2002.

       Average Annual Total Returns for Periods Ending December 31, 2003

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
  Class A.......................     17.00%          2.50%          9.85%
  Class B*......................     16.73%          2.25%          9.60%
  Class E**.....................     16.85%          2.35%          9.70%
  S&P 500 Index.................     28.67%         -0.57%         11.06%
  Lehman Brothers Aggregate Bond
    Index***....................      4.10%          6.62%          6.95%
  Lehman Brothers Government/
    Credit Index................      4.67%          6.66%          6.98%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of the Portfolio were outstanding as of December 31, 2003. *** In the future, the Portfolio's performance will be compared to the Lehman
    Brothers Aggregate Bond Index instead of the Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Aggregate Bond Index better reflects the universe of securities in which the Portfolio invests.

Fees and Expenses

   This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

          Shareholder Fees (fees paid directly from your investment)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Maximum Sales Charge Imposed on Purchases (as a
     percentage of offering price)...................  None    None    None
   Maximum Deferred Sales Charge (as a percentage
     of purchase price or redemption price, whichever
     is lower).......................................  None    None    None

                      Annual Portfolio Operating Expenses
              (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.50%   0.50%   0.50%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................  0.19%   0.19%   0.19%
                                                  ----    ----    ----
       Total Annual Portfolio Operating Expenses  0.69%   0.94%   0.84%

Example

   This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                            ------ ------- ------- --------
                    Class A  $70    $221    $384    $  859
                    Class B  $96    $300    $520    $1,155
                    Class E  $86    $268    $466    $1,037

More About Investment Strategies and Risks

  Equity Securities

   In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

   Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

   Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

   Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

   Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

   Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

   Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

   Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

  High Yield Securities

   High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

   Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

  Foreign Securities

   In addition to the risks associated with securities generally, foreign securities present additional risks.

   Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

   Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

   A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

   A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

   Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

   Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

   Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

   As of December 31, 2003, MFS managed approximately $140.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

   Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

   The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2003, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                           B.  Financial Highlights

   The financial highlights table is intended to help you understand the financial performance of each class of the Total Return Portfolio for the past 5 years. Certain information reflects financial results for a single share of the Total Return Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Total Return Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay. Inclusion of these expenses would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche, LLP, whose report for 2003, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                   Class A                               Class B
                              ------------------------------------------------  ----------------------
                                                                                             May 1, 2002
                                           Year ended December 31,               Year ended    through
                              ------------------------------------------------  December 31, December 31,
                                2003      2002      2001      2000      1999        2003         2002
                              --------  --------  --------  --------  --------  ------------ ------------
Net Asset Value, Beginning of
 Period...................... $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76    $119.01      $129.24
                              --------  --------  --------  --------  --------    -------      -------
Income From Investment
 Operations
 Net investment income.......     3.30      3.89      4.60      6.49      6.98       2.53         0.99
 Net realized and unrealized
  gain (loss) on
  investments................    16.79    (10.18)   (11.61)   (12.98)    13.48      17.11       (11.22)
                              --------  --------  --------  --------  --------    -------      -------
 Total from investment
  operations.................    20.09     (6.29)    (7.01)    (6.49)    20.46      19.64       (10.23)
                              --------  --------  --------  --------  --------    -------      -------
Less Distributions
 Distributions from net
  investment income..........    (1.79)    (4.47)    (6.60)     0.00     (6.83)     (1.72)        0.00
 Distributions from net
  realized capital gains.....     0.00    (11.33)   (30.39)    (4.41)   (24.57)      0.00         0.00
                              --------  --------  --------  --------  --------    -------      -------
 Total Distributions.........    (1.79)   (15.80)   (36.99)    (4.41)   (31.40)     (1.72)        0.00
                              --------  --------  --------  --------  --------    -------      -------
Net Asset Value, End of
 Period...................... $ 138.13  $ 119.83  $ 141.92  $ 185.92  $ 196.82    $136.93      $119.01
                              ========  ========  ========  ========  ========    =======      =======
Total Return (%).............     17.0      (5.4)     (3.8)     (3.4)     10.0       16.7         (7.9)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%)......     0.69      0.66      0.63      0.58      0.58       0.94         0.91(c)
Ratio of operating expenses
 to average net assets after
 expense reductions
 (%)(d)......................     0.69        --        --        --        --       0.94           --
Ratio of net investment
 income to average net
 assets (%)..................     2.55      2.98      2.96      3.14      3.16       2.30         2.75(c)
Portfolio turnover rate (%)..       62        91       160        48        49         62           91
Net assets, end of year
 (000's)..................... $148,601  $133,092  $157,716  $181,270  $218,881    $29,582      $ 7,168

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                                                                     Appendix C

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of the Balanced Portfolio and the Total Return Portfolio as of December 31, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Balanced Portfolio by the Total Return Portfolio at net asset value as of that date.

                                                                   Total Return
                                                                    Portfolio
                           Balanced    Total Return   Pro Forma     Pro Forma
                           Portfolio    Portfolio    Adjustments  Combined(1)(2)
                          ------------ ------------ ------------  --------------
Class A
Net asset value.......... $109,667,508 $148,600,540 $(76,223,980)  $182,044,068
Shares outstanding.......    8,990,577    1,075,785   (8,748,465)     1,317,897
Net asset value per share $      12.20 $     138.13                $     138.13
Class B(3)
Net asset value..........           -- $ 29,582,477 $ 24,790,243   $ 54,372,720
Shares outstanding.......           --      216,039      181,042        397,081
Net asset value per share           -- $     136.93                $     136.93
Class E(4)
Net asset value.......... $ 24,790,243           -- $ 51,433,737   $ 76,223,980
Shares outstanding.......    2,038,682           --   (1,482,018)       556,664
Net asset value per share $      12.16           --                $     136.93

--------
(1) Assumes the Merger was consummated on December 31, 2003 and is for informational purposes only. No assurance can be given as to how many shares of the Total Return Portfolio will be received by the shareholders of the Balanced Portfolio on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Total Return Portfolio that actually will be received on or after such date.
(2) Class A shares of the Total Return Portfolio will be distributed to holders of Class A shares of the Balanced Portfolio held through insurance products that currently offer Class A shares of the Total Return Portfolio as an investment option. Class B shares of the Total Return Portfolio will be distributed to holders of Class E shares of the Balanced Portfolio. Class E shares of the Total Return Portfolio will be distributed to holders of Class A shares of the Balanced Portfolio held through insurance products that currently do not offer Class A shares of the Total Return Portfolio as an investment option.
(3) As of December 31, 2003, there were no Class B shares of the Balanced Portfolio outstanding.
(4) As of December 31, 2003, there were no Class E shares of the Total Return Portfolio outstanding.

                                                                     Appendix D

      MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE TOTAL RETURN PORTFOLIO

Portfolio Manager Commentary*

INVESTMENT OBJECTIVE
To achieve a favorable total return through investment in a diversified portfolio.

INCEPTION DATE
Class A 5/1/87
Class B 5/1/02

ASSET CLASS
Stocks & Bonds

NET ASSETS
$178 Million

SUBADVISER
Massachusetts Financial Services Company

PERFORMANCE AT-A-GLANCE

   For the year ended December 31, 2003, the Class A Shares of the MFS Total Return Portfolio returned 17.0% compared to its new benchmark, a blend of the Standard & Poor's 500 Index(2) (60%) and the Lehman Brothers Aggregate Bond Index(1) (40%), which returned 18.5%. Its old benchmark, a blend of the Standard & Poor's 500 Index(2) (60%) and the Lehman Brothers Government/Credit Index(14) (40%), returned 18.7%. We changed the fixed income index because the Lehman Aggregate is a broader index and more accurately reflects how the fixed income segment of the Portfolio is managed. The average return of its peer group, the Lipper Variable Insurance Products Flexible Funds Performance Universe(16), was 18.9% over the same period.

PORTFOLIO REVIEW

   Gradual improvement in the U.S. economy characterized the markets for the year. The stock markets, led by technology and cyclical sectors such as basic materials, industrials, autos, and housing stocks, rallied from mid-March through the end of the year with only a few pauses. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks.

   The Portfolio normally invests between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and a relatively small position in cash equivalent securities. While this allocation has provided a strong historical long-term track record, the Portfolio lagged its benchmarks over the past year because higher-risk, lower-quality issues within both the equity and fixed-income markets led returns.

   Our underweighted position in technology and stock selection in the leisure sector were the primary reasons for the Portfolio's underperformance to its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software. While in absolute terms, the group was one of the best performing portfolio sectors, our underweighting caused the relative underperformance. The performance of the Portfolio's leisure holdings was disappointing. Our overweighted position in telephone services stocks detracted from performance as competitive pressures intensified and outweighed inexpensive valuations. Those detractors offset positive contributions from our holdings in the electric utilities and wireless industries.

   Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following the Bank of America announcement of a takeover offer. In addition, the market rally boosted stock prices of companies such as Merrill Lynch. The strong performance of these and other financial stocks were offset somewhat by the decline of Federal Home Loan Mortgage Corporation's stock. Retailer Sears Roebuck provided the strongest relative return among retailing stocks. After the company announced that Citigroup offered $3 billion for its troubled credit card business, Sears' stock price soared. Our underweighted position in consumer staples stocks also contributed to performance, as investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

   In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed income portion of the Portfolio outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index.

                             PORTFOLIO COMPOSITION

                     Top Holdings as of December 31, 2003

                                                       % of Total
              Issuer/Security                          Net Assets
              ---------------                          ----------
              Federal National Mortgage Association...    12.2%
              Federal Home Loan Mortgage Corp.........     3.9%
              United States Treasury Notes............     3.8%
              United States Treasury Bonds............     2.2%
              Citigroup, Inc..........................     2.1%
              Government National Mortgage Association     1.9%
              Verizon Communications, Inc.............     1.7%
              Viacom, Inc. (Class B)..................     1.3%
              Johnson & Johnson.......................     1.3%
              Mellon Financial Corp...................     1.3%

    A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE LEHMAN BROTHERS
                 GOVERNMENT/CREDIT AND AGGREGATE BOND INDICES

                                    [CHART]

           MFS Total Return                         Lehman Brothers
          Portfolio Class A    S&P 500 Index   Government/Credit Index
          -----------------    -------------   -----------------------
12/93         $10,000             $10,000             $10,000
12/94           9,889               9,649              10,132
12/95          12,983              11,506              13,934
12/96          14,934              11,840              17,132
12/97          18,899              12,995              22,845
12/98          22,617              14,226              29,373
12/99          24,869              13,921              35,553
12/00          24,028              15,570              32,319
12/01          23,114              16,894              28,481
12/02          21,872              18,759              22,189
12/03          25,590              19,634              28,550

                            Average Annual Returns

                       MFS Total
                    Return Portfolio         Lehman Brothers Lehman Brothers
                    --------------   S&P 500   Government/      Aggregate
                    Class A  Class B  Index   Credit Index     Bond Index
                    -------  ------- ------- --------------- ---------------
    1 Year.........  17.0%    16.7%   28.7%        4.7%            4.1%
    5 Years........   2.5      N/A    -0.6         6.7             6.6
    10 Years.......   9.9      N/A    11.1         7.0             7.0
    Since Inception    --      4.4      --          --              --

   Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

   This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                        METROPOLITAN SERIES FUND, INC.

Footnotes to Portfolio Manager Commentary
--------
 (*) The views expressed in the Portfolio Manager Commentary, for each Portfolio, are those of the Subinvestment advisor firm as of December 31, 2003 and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future Portfolio composition, which will vary.

 (1) The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

 (2) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(14) Lehman Brothers(R) Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distributions and operating expenses, and sales charges applicable to mutual fund investments.

(16) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) The Indices since inception returns, shown in each Portfolio's Average Annual Return tables, are calculated from the inception date of the Class A shares of the relevant Portfolio.

                         METROPOLITAN SERIES FUND, INC.

                           MFS TOTAL RETURN PORTFOLIO

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 24, 2004

     This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the Balanced Portfolio (the "Acquired Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), with and into MFS Total Return Portfolio (the "Acquiring Portfolio"), a series of the Fund.

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March 24, 2004 (the "Prospectus/Proxy Statement") of the Acquiring Portfolio which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the assumption of the liabilities of the Acquired Portfolio. The Acquired Portfolio would distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Fund at 501 Boylston Street, Boston, Massachusetts 02116, or by calling (800) 638-7732.

                                Table of Contents

I.  Additional Information about the Acquiring Portfolio and the Acquired Portfolio...    2
II. Financial Statements..............................................................    2
       A.  Incorporation by Reference.................................................    2
       B.  Unaudited Pro Forma Combined Financial Statements..........................    2

Appendix A - Additional Information About the Acquiring Portfolio.....................   A-1

I. Additional Information About the Acquiring Portfolio and the Acquired Portfolio.

     This SAI is accompanied by the current Statement of Additional Information of the Fund dated May 1, 2003, as supplemented (the "Fund SAI"). Additional information about the Acquired Portfolio is contained in and incorporated herein by reference to the Fund SAI. The Fund SAI has previously been filed with the SEC.

     Additional information about the Acquiring Portfolio is set forth in Appendix A to this SAI.

II.  Financial Statements.

     A.   Incorporation by Reference.

          This SAI is accompanied by the Annual Report to shareholders of the Acquired Portfolio and the Acquiring Portfolio for the year ended December 31, 2003 (the "Annual Report"), including the report of Deloitte & Touche, LLP contained therein. The Annual Report, which is incorporated by reference into this SAI, contain historical financial information regarding the Acquired Portfolio and the Acquiring Portfolio and has been filed with the SEC.

     B.   Unaudited Pro Forma Combined Financial Statements

          Unaudited pro forma combined financial statements for the Acquiring Portfolio relating to the Merger, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Portfolio contained within the Annual Report referred to in the preceding section.

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (UNAUDITED)


                                                                                                                Metropolitan
                                                                                                              Series Fund MFS
                                                       Metropolitan      Metropolitan         Adjustments       Total Return
                                                       Series Fund      Series Fund MFS     (References are       Portfolio
                                                        Balanced         Total Return         to Pro Forma        Pro Forma
                                                        Portfolio          Portfolio           Footnotes)         Combined
                                                      -------------     ---------------     ---------------     ------------
Assets
Investments at value *                                $ 134,481,269     $ 178,169,517       $          0        $312,650,786
Cash                                                            878               896                  0               1,774
Receivable for:
   Securities sold                                              -             875,267                                875,267
   Fund shares sold                                         399,188           272,365                  0             671,553
   Futures variation margin                                 535,216           903,496                  0           1,438,712
   Dividends and interest                                       -                 -                 -                      0
   Foreign taxes                                                -               2,662               -                  2,662
   Other assets                                                 -                 -                 -                      0
Prepaid expense                                                 -                 -                 -                      0
                                                      -------------     -------------       ------------        ------------
         Total assets                                   135,416,551       180,224,203                  0         315,640,754
                                                      -------------     -------------       ------------        ------------
Liabilities
   Payable for:
      Securities purchased                                  587,785         1,430,124               -              2,017,909
      Fund shares redeemed                                  173,104           415,881                  0             588,984
      Open forward currency contracts-net                    65,996               -                 -                 65,997
      Futures variation margin                                1,000               -                 -                  1,000
      Foreign taxes                                             -                 663               -                    663
   Accrued expenses:                                                              -                 -                      0
      Management fees                                        77,748            73,823                  0             151,571
      Service and distribution fees                           2,969             6,504                  0               9,473
      Deferred trustees fees                                 14,374            72,577                  0              86,951
      Other expenses                                         35,824            41,614                  0              77,438
                                                      -------------     -------------       ------------        ------------
         Total liabilities                                  958,800         2,041,186                  0           2,999,986
                                                      -------------     -------------       ------------        ------------
Net Assets                                            $ 134,457,751     $ 178,183,017       $          0        $312,640,768
                                                      =============     =============       ============        ============

----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
      Capital paid in                                 $ 159,951,091     $ 167,110,176       $          0         327,061,267
      Undistributed (distributions in excess of)
         net investment income                            4,109,206         4,237,269                  0           8,346,475
      Accumulated net realized gains (losses)           (36,906,249)       (8,249,102)                 0         (45,155,351)
      Unrealized appreciation (depreciation) on
         investments, future contracts,                         -                 -                    0                   0
         and foreign currency                             7,303,703        15,084,674                             22,388,377
                                                      -------------     -------------       ------------        ------------
         Total                                        $ 134,457,751     $ 178,183,017       $          0        $312,640,768
                                                      =============     =============       ============        ============
Net Assets - Group I / Class A                        $  33,443,528     $ 148,600,540       $          0        $182,044,068
                                                      =============     =============       ============        ============
Net Assets - Group II                                    76,223,980                          (76,223,980)
                                                      =============     =============       ============        ============
Net Assets - Class B                                            n/a        29,582,477         24,790,243          54,372,720
                                                      =============     =============       ============        ============
Net Assets - Class E                                     24,790,243               n/a         51,433,737          76,223,980
                                                      =============     =============       ============        ============
Capital shares outstanding - Group I / Class A            2,742,710         1,075,785         (2,500,598)(a)       1,317,897
                                                      =============     =============       ============        ============
Capital shares outstanding - Group II                     6,247,867               n/a         (6,247,867)                  0
                                                      =============     =============       ============        ============
Capital shares outstanding - Class B                            n/a           216,039            181,042 (b)         397,081
                                                      =============     =============       ============        ============
Capital shares outstanding - Class E                      2,038,682               n/a         (1,482,018)(c)         556,664
                                                      =============     =============       ============        ============
Net Asset Value and Offering Price Per
   Share - Class A                                    $       12.20     $      138.13                -          $     138.13
                                                      =============     =============       ============        ============
Net Asset Value and Offering Price Per
   Share - Class B                                              n/a            136.93                                 136.93
                                                      =============     =============       ============        ============
Net Asset Value and Offering Price Per
   Share - Class E                                            12.16            136.93                                 136.93
                                                      =============     =============       ============        ============
----------------------------------------------------------------------------------------------------------------------------
   *      Identified cost of investments              $ 127,103,421     $ 163,085,498       $        -           290,188,919


                        See notes to financial statements

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the period ended December 31, 2003 (UNAUDITED)


                                                                                                                      Metropolitan
                                                                      Metropolitan   Metropolitan                   Series Fund MFS
                                                                      Series Fund    Series Fund     Adjustments     Total Return
                                                                                         MFS       (References are    Portfolio
                                                                       Balanced      Total Return    to Pro Forma     Pro Forma
                                                                       Portfolio      Portfolio       Footnotes)      Combined
                                                                      ------------   ------------  ---------------   -----------
Investment Income
    Dividend                                                          $ 1,251,835      1,994,066              0        3,245,901
    Interest                                                            2,505,200      3,077,818              0        5,583,018
                                                                      -----------    -----------      ---------      -----------
                                                                        3,757,035      5,071,884              0        8,828,919
Expenses

    Management fees                                                       833,869        782,221       (238,249)(d)    1,377,841
    Service and distribution fees-Class B                                       0         49,872              0           49,872
    Service and distribution fees-Class E                                  23,415              0              0           23,415
    Directors fees and expenses                                            20,452         28,988              0           49,440
    Custodian                                                             144,739        182,702       (135,805)(e)      191,636
    Audit and tax services                                                 25,871         25,871        (25,871)(e)       25,871
    Legal                                                                   3,734          4,766              0            8,500
    Printing                                                               40,902         48,002              0           88,904
    Insurance                                                               2,680          3,389              0            6,069
    Miscellaneous expenses                                                  3,615          3,828              0            7,443
                                                                      -----------    -----------      ---------      -----------
        Total Expenses                                                  1,099,277      1,129,639       (399,925)       1,828,991
        Less expense reductions                                           (22,899)        (2,992)             0          (25,891)
                                                                      -----------    -----------      ---------      -----------
    Net expenses                                                        1,076,378      1,126,647       (399,925)       1,803,100
                                                                      -----------    -----------      ---------      -----------
    Net investment income                                               2,680,657      3,945,237        399,925        7,025,819
                                                                      -----------    -----------      ---------      -----------

Realized and Unrealized Gain (Loss) on Investments

    Net realized gain (loss) on investments                            (5,605,210)      (339,263)             0       (5,944,473)
    Net realized gain (loss) on foreign currency transactions             321,645         (3,227)             0          318,418
    Net realized gain (loss) on futures transactions                       22,736              0              0           22,736
                                                                      -----------    -----------      ---------      -----------
        Net realized gain (loss) on investments, foreign currency
            and futures transactions                                   (5,260,829)      (342,490)             0       (5,603,319)

    Net unrealized appreciation (depreciation) on investments          24,334,420     21,451,397              0       45,785,817
    Net unrealized appreciation (depreciation) on foreign currency
        transactions                                                      (26,327)           113              0          (26,214)
    Net unrealized appreciation (depreciation) on futures
        transactions                                                       (2,229)             0              0           (2,229)
                                                                      -----------    -----------      ---------      -----------
    Net unrealized gain (loss) on investments, foreign currency,
        and futures transactions                                       24,305,864     21,451,510              0       45,757,374
                                                                      -----------    -----------      ---------      -----------

    Net gain (loss)                                                    19,045,035     21,109,020              0       40,154,055

Net increase (decrease) in Net Assets from Operations                 $21,725,692    $25,054,257      $ 399,925      $47,179,874
                                                                      ===========    ===========      =========      ===========

Metropolitan Series Fund, Inc.

Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 2003

INTRODUCTORY PARAGRAPH

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Metropolitan Series Fund, Inc., Balanced Portfolio ("Balanced Portfolio") in exchange for shares of Metropolitan Series Fund, Inc., MFS Total Return Portfolio ("MFS Total Return Portfolio") at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MFS Total Return Portfolio, and the results of operations of MFS Total Return Portfolio for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan or Reorganization.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Balanced Portfolio and MFS Total Return Portfolio, as though the reorganization occurred as of December 31, 2003. The pro forma unaudited statement of operations reflects the results of operations of each of the merged portfolios for the period ended December 31, 2003 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Balanced Portfolio and MFS Total Return Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note a
Reflects change in shares outstanding due to the issuance of Class A shares of MFS Total Return Portfolio in exchange for Group I / Class A shares of Balanced Portfolio based upon the net asset value of the MFS Total Return Portfolio's Class A shares at December 31, 2003.

Note b
Reflects change in shares outstanding due to the issuance of Class B shares of MFS Total Return Portfolio in exchange for Class E shares of Balanced Portfolio based upon the net asset value of the MFS Total Return Portfolio's Class B shares at December 31, 2003.

Note c
Reflects change in shares outstanding due to the issuance of Class E shares of MFS Total Return Portfolio in exchange for Group II / Class A shares of Balanced Portfolio based upon the net asset value of the MFS Total Return Portfolio's Class E shares at December 31, 2003.

Note d
Reflects the MFS Total Return Portfolio investment advisory fee rate of 0.50%.

Note e
Reflects reclassification of certain balances to conform to the MFS Total Return Portfolio's expense structure.


INVESTMENT VALUATION:

As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for the Scudder Global Equity Portfolio which uses last reported bid price). Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board. Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

ESTIMATES AND ASSUMPTIONS:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Metropolitan Series Fund, Inc.



Schedule of Investments as of December 31, 2003 (Unaudited)



                                                           ------------------------------------------------------------------------
                                                                                                             MFS Total Return Pro
                                                                   Balanced              Total Return          Forma Combinded
                                                           ------------------------------------------------------------------------
                                           %     Maturity                  Market                 Market                    Market
Asset Name                               Coupon    Date       Shares       Value      Shares      Value       Shares        Value
----------                               ------    ----       ------       -----      ------      -----       ------        -----
3M Co.                                                          12,000    1,020,360                             12,000    1,020,360
Abbott Laboratories                                             36,100    1,682,260                             36,100    1,682,260
Accenture, Ltd. (Class A)                                       36,000      947,520                             36,000      947,520
Accident Escrow Corp. (144A)             10.000  08/01/11        5,000        5,575                              5,000        5,575
Accuride Corp.                            9.250  02/01/08       15,000       15,413                             15,000       15,413
Acetex Corp.                             10.875  08/01/09        5,000        5,550                              5,000        5,550
Advanstar Communications, Inc. (144A)    10.750  08/15/10        5,000        5,413                              5,000        5,413
AEP Industries, Inc.                      9.875  11/15/07       10,000       10,050                             10,000       10,050
AES Corp.                                 8.875  02/15/11       10,000       10,900                             10,000       10,900
Aesop Funding, L.L.C. (144A)              2.860  08/20/09      220,000      213,296                            220,000      213,296
AIG SunAmerica Global Financing II
  (144A)                                  7.600  06/15/05                              485,000     526,958     485,000      526,958
Air Products & Chemicals, Inc.                                                          24,504   1,294,546      24,504    1,294,546
Alabama Power Co.                         5.875  12/01/22       45,000       45,876                             45,000       45,876
Alaris Medical Systems, Inc.              7.250  07/01/11       10,000       10,350                             10,000       10,350
Alaska Communications Systems (144A)      9.875  08/15/11       10,000       10,500                             10,000       10,500
Alaska Steel Corp.                        7.875  02/15/09       20,000       17,550                             20,000       17,550
Alcoa, Inc.                                                     39,500    1,501,000     40,890   1,553,820      80,390    3,054,820
Allegiance Corp.                          7.000  10/15/26      300,000      338,570                            300,000      338,570
Allied Waste North America, Inc.          8.875  04/01/08       25,000       28,000                             25,000       28,000
Altria Group, Inc.                        7.000  11/04/13       70,000       74,676     19,800   1,077,516      89,800    1,152,192
Amerada Hess Corp.                        7.300  08/15/31                              150,000     154,890     150,000      154,890
American Express Co.                                            16,100      776,503      8,200     395,486      24,300    1,171,989
American Financial Group, Inc.            7.125  04/15/09      150,000      161,223                            150,000      161,223
American International Group, Inc.                              40,200    2,664,456                             40,200    2,664,456
American Tower Corp.                      9.375  02/01/09       10,000       10,650                             10,000       10,650
Amgen, Inc.                                                     17,800    1,100,040                             17,800    1,100,040
Amkor Technology, Inc.                   10.500  05/01/09       10,000       10,675                             10,000       10,675
Amkor Technology, Inc.                    7.750  05/15/13       15,000       16,088                             15,000       16,088
Anchor Glass Container Corp.             11.000  02/15/13        5,000        5,800                              5,000        5,800
Anthem Insurance Cos., Inc. (144A)        9.125  04/01/10       80,000      100,571                             80,000      100,571
AOL Time Warner, Inc.                     6.150  05/01/07                               61,000      66,370      61,000       66,370
AOL Time Warner, Inc.                     7.700  05/01/32      130,000      151,724                            130,000      151,724
Applied Materials, Inc.                                         18,800      422,060                             18,800      422,060
Arch Western Finance, L.L.C. (144A)       6.750  07/01/13       10,000       10,275                             10,000       10,275
Archer-Daniels-Midland Co.                                                              46,584     709,008      46,584      709,008
Argo-Tech Corp.                           8.625  10/01/07       10,000        9,750                             10,000        9,750
Asat Finance, L.L.C.                     12.500  11/01/06        5,000        5,306                              5,000        5,306
Asset Securitization Corp.                7.400  04/14/29      182,680      183,543                            182,680      183,543
AT&T Corp.                                8.750  11/15/31       60,000       70,114     87,320   1,772,596     147,320    1,842,710
AT&T Wireless Services, Inc.                                                           257,769   2,059,574     257,769    2,059,574
AT&T Wireless Services, Inc.              7.350  03/01/06                               73,000      79,828      73,000       79,828
AT&T Wireless Services, Inc.              8.750  03/01/31      100,000      123,383     95,000     117,214     195,000      240,597
Avaya, Inc.                              11.125  04/01/09        5,000        5,850                              5,000        5,850
Avista Corp.                              9.750  06/01/08       10,000       11,900                             10,000       11,900
Aztar Corp.                               9.000  08/15/11        5,000        5,488                              5,000        5,488
BAE Systems Holdings, Inc. (144A)         6.400  12/15/11                              153,000     164,464     153,000      164,464
Bank of America Corp.                                           24,500    1,970,535     16,712   1,344,146      41,212    3,314,681
Bank of America Corp.                     7.400  01/15/11                              478,000     560,613     478,000      560,613
Bank One Corp.                                                  37,000    1,686,830     23,700   1,080,483      60,700    2,767,313
Bank One Corp.                            8.000  04/29/27      100,000      125,658                            100,000      125,658
Baxter International, Inc.                                                              21,760     664,115      21,760      664,115
Bear Stearns Commercial Mortgage
  Securities, Inc.                        4.680  08/13/39      150,000      148,558                            150,000      148,558
BellSouth Corp.                                                                         24,000     679,200      24,000      679,200
Berkley Corp.                             5.875  02/15/13       65,000       66,385                             65,000       66,385
Beverly Enterprises, Inc.                 9.625  04/15/09       20,000       22,050                             20,000       22,050
BHP Billiton, Ltd.                                                                      56,800     521,337      56,800      521,337
Biovail Corp.                             7.875  04/01/10        5,000        5,100                              5,000        5,100
BJ Services Co.                                                                         16,260     583,734      16,260      583,734
Blue Ridge Paper Products, Inc. (144A)    9.500  12/15/08        5,000        5,000                              5,000        5,000
Boeing Capital Corp.                      6.500  02/15/12                              596,000     651,632     596,000      651,632
Boise Cascade Co.                         6.500  11/01/10        5,000        5,216                              5,000        5,216
Boise Cascade Corp.                                                                      3,100     101,866       3,100      101,866
Boise Cascade Office Products Co.         7.050  05/15/05       80,000       83,337                             80,000       83,337
Boston Properties, Inc.                   5.000  06/01/15                              200,000     191,017     200,000      191,017
Bowater, Inc.                                                                           12,320     570,539      12,320      570,539
BP, Plc. (ADR)                                                                          28,100   1,386,735      28,100    1,386,735
British Sky Broadcasting Group, Plc.      6.875  02/23/09      200,000      224,498                            200,000      224,498
British Telecommunications, Plc.          8.375  12/15/10      100,000      121,688                            100,000      121,688
Burlington Northern Santa Fe Corp.                                                      27,900     902,565      27,900      902,565
Burlington Resources Finance Co.          5.700  03/01/07      125,000      134,883                            125,000      134,883
Cadbury Schweppes US Finance (144A)       5.125  10/01/13                              175,000     173,860     175,000      173,860
Calpine Corp.                                                                          170,190     818,614     170,190      818,614
Calpine Corp.                             8.625  08/15/10       10,000        7,800                             10,000        7,800
Calpine Corp.                             8.500  02/15/11        5,000        3,956                              5,000        3,956
Calpine Corp. (144A)                      8.500  07/15/10       10,000        9,750                             10,000        9,750
Capital One Auto Finance Trust            4.790  01/15/09                              325,000     337,960     325,000      337,960
Canadian Government Treasury Bills        0.010  03/11/04      830,000      639,023                            830,000      639,023
Canwest Media, Inc.                      10.625  05/15/11        5,000        5,713                              5,000        5,713
Capital Auto Receivables Asset Trust
  (144A)                                  3.050  09/15/05      250,000      253,040                            250,000      253,040
Capital One Master Trust                  5.450  03/16/09      300,000      317,372                            300,000      317,372
Caraustar Industries, Inc.                9.875  04/01/11        5,000        5,400                              5,000        5,400
Cardinal Health, Inc.                                           18,300    1,119,228                             18,300    1,119,228
Case New Holland, Inc. (144A)             9.250  08/01/11       15,000       16,800                             15,000       16,800
Caterpillar, Inc.                                               11,700      971,334                             11,700      971,334
CBRE Escrow, Inc. (144A)                  9.750  05/15/10        5,000        5,550                              5,000        5,550
Cendant Corp.                             6.875  08/15/06                              108,000     118,491     108,000      118,491
Cendant Corp.                             6.250  01/15/08                               60,000      65,450      60,000       65,450
CenterPoint Energy Resources Corp.
  (144A)                                  7.875  04/01/13                               44,000      49,812      44,000       49,812
Centex Corp.                              7.875  02/01/11      100,000      117,576                            100,000      117,576
Century Aluminum Co.                     11.750  04/15/08       10,000       11,150                             10,000       11,150
Champion Enterprises, Inc.                7.625  05/15/09        5,000        4,556                              5,000        4,556
Champion Home Builders Co.               11.250  04/15/07        5,000        5,406                              5,000        5,406
Charter Communication Holdings, L.L.C.    8.250  04/01/07       15,000       14,100                             15,000       14,100
Charter Communication Holdings, L.L.C.    8.625  04/01/09        5,000        4,363                              5,000        4,363
Charter Communication Holdings, L.L.C.  0/9.920  04/01/11       10,000        8,550                             10,000        8,550
Charter Communication Holdings, L.L.C.   10.750  10/01/09       15,000       13,763                             15,000       13,763
Charter Communication Holdings, L.L.C. 0/13.500  01/15/11       25,000       18,625                             25,000       18,625
Chase Manhattan Corp.                     7.000  11/15/09       50,000       57,627                             50,000       57,627
Chase Commercial Mortgage Securities
  Corp.                                   6.390  11/18/30                              700,000     777,796     700,000      777,796
Chase Mortgage Finance Trust              6.000  02/25/17                               33,193      33,312      33,193       33,312
Chesapeake Energy Corp. (144A)            6.875  01/15/16        5,000        5,150                              5,000        5,150
ChevronTexaco Corp.                                             18,100    1,563,659                             18,100    1,563,659
Cincinnati Bell, Inc. (144A)              8.375  01/15/14        5,000        5,375                              5,000        5,375
Cinergy Corp.                                                                            7,700     298,837       7,700      298,837
Cingular Wireless, L.L.C.                 7.125  12/15/31       30,000       32,359                             30,000       32,359
Cisco Systems, Inc.                                             73,400    1,782,886                             73,400    1,782,886
CIT Group, Inc.                           7.375  04/02/07       65,000       73,417                             65,000       73,417
Citigroup, Inc.                                                 80,533    3,909,072     69,330   3,365,278     149,863    7,274,350
Citigroup, Inc.                           7.250  10/01/10                              355,000     413,773     355,000      413,773
Citizens Communications Co.               8.500  05/15/06                               91,000      99,359      91,000       99,359
Citizens Communications Co.               7.625  08/15/08                              245,000     268,263     245,000      268,263
Classic Holdco, L.L.C.                                             119        7,330                                119        7,330
Clear Channel Communications              7.650  09/15/10       65,000       76,085                             65,000       76,085
CMS Energy Corp.                          9.875  10/15/07       20,000       22,300                             20,000       22,300
Coca-Cola HBC Finance BV (144A)           5.125  09/17/13                              200,000     200,515     200,000      200,515
Colgate-Palmolive Co.                                                                    3,100     155,155       3,100      155,155
Comcast Corp. (Special Class A)                                 34,800    1,088,544     61,790   1,932,791      96,590    3,021,335
Conagra, Inc.                             7.875  09/15/10       95,000      113,351                             95,000      113,351
Connecticut RRB Special Purpose Trust     6.210  12/30/11      300,000      336,712                            300,000      336,712
ConocoPhillips                                                                           8,000     524,560       8,000      524,560
Consumers International, Inc.            10.250  04/01/05       50,000            5                             50,000            5
Continental Airlines Pass Through         6.648  03/15/19                              216,710     211,724     216,710      211,724
Cooper Cameron Corp.                                                                    11,590     540,094      11,590      540,094
Corning, Inc.                                                   51,300      535,059                             51,300      535,059
Corus Entertainment, Inc.                 8.750  03/01/12       10,000       11,000                             10,000       11,000
Countrywide Home Loans, Inc.              5.500  08/01/06                              167,000     178,382     167,000      178,382
Cox Communications, Inc.                                                                16,600     571,870      16,600      571,870
Cox Communications, Inc.                  7.750  11/01/10                              242,000     288,285     242,000      288,285
Credit Suisse First Boston                4.625  01/15/08                              502,000     522,584     502,000      522,584
Credit Suisse First Boston                6.550  01/17/35      250,000      276,519                            250,000      276,519
CRH America, Inc.                         6.950  03/15/12                              309,000     348,622     309,000      348,622
Criimi Mae Commercial Mortgage Trust
  (144A)                                  7.000  06/02/33                              193,000     209,198     193,000      209,198
Crown Castle International Corp.
  (144A)                                  7.500  12/01/13       15,000       15,075                             15,000       15,075
Crown European Holdings, S.A.            10.875  03/01/13       10,000       11,763                             10,000       11,763
CSC Holdings, Inc. (Series B)             8.125  08/15/09        5,000        5,375                              5,000        5,375
CSK Auto, Inc.                           12.000  06/15/06       16,000       18,360                             16,000       18,360
CSX Corp.                                                       27,200      977,568                             27,200      977,568
D. R. Horton, Inc.                        9.750  09/15/10       15,000       17,850                             15,000       17,850
DaimlerChrysler North America Holdings    6.500  11/15/13                              318,000     334,984     318,000      334,984
Dana Corp.                                9.000  08/15/11       15,000       18,075                             15,000       18,075
DBS Capital Funding Corp. (144A)          7.657  03/15/49                              122,000     140,483     122,000      140,483
Dean Witter Discover & Co.                6.750  01/01/16      260,000      288,007                            260,000      288,007
Deere & Co.                                                                              8,948     582,067       8,948      582,067
Delco Remy International, Inc.            8.625  12/15/07        5,000        5,113                              5,000        5,113
Dell, Inc.                                                      31,900    1,083,324                             31,900    1,083,324
Delta Air Lines, Inc.                     7.900  12/15/09       15,000       12,131                             15,000       12,131
Deutsche Mortgage & Asset Receiving
  Corp.                                   6.538  06/15/31                              204,000     223,417     204,000      223,417
Deutsche Telekom International
  Finance BV                              8.750  06/15/30                               52,000      66,426      52,000       66,426
Devon Energy Corp.                                                                      33,850   1,938,251      33,850    1,938,251
Devon Financing Corp.                     6.875  09/30/11                              251,000     284,615     251,000      284,615
Devon Energy Corp.                        7.950  04/15/32       60,000       72,346                             60,000       72,346
Dex Media West, L.L.C. (144A)             9.875  08/15/13       15,000       17,438                             15,000       17,438
Diageo, Plc.                                                                            32,000     419,844      32,000      419,844
Dole Foods, Inc.                          8.875  03/15/11       10,000       10,975                             10,000       10,975
Dominion Resources, Inc.                                                                 3,100     197,873       3,100      197,873
Dow Chemical Co.                          5.750  12/15/08                              108,000     115,795     108,000      115,795
Duke Energy Co.                           5.375  01/01/09      200,000      210,886                            200,000      210,886
Dura Operating Corp.                      9.000  05/01/09       10,000       10,000                             10,000       10,000
Dynegy Holdings, Inc. (144A)             10.125  07/15/13       15,000       17,250                             15,000       17,250
E. I. du Pont de Nemours & Co.                                  21,500      986,635                             21,500      986,635
EchoStar Communications Corp.
  (Class A)                                                     10,000      340,000                             10,000      340,000
EchoStar DBS Corp.                        9.125  01/15/09        3,000        3,356                              3,000        3,356
EchoStar DBS Corp. (144A)                 6.375  10/01/11        5,000        5,125                              5,000        5,125
El Paso Corp.                             7.000  05/15/11       55,000       50,738                             55,000       50,738
El Paso Production Holding Co. (144A)     7.750  06/01/13        5,000        4,925                              5,000        4,925
El Pollo Loco, Inc. (144A)                9.250  12/15/09       10,000       10,125                             10,000       10,125
Eli Lilly & Co.                                                 25,600    1,800,448      9,080     638,596      34,680    2,439,044
EMC Corp.                                                       25,500      329,460                             25,500      329,460
Emerson Electric Co.                                                                    13,150     851,463      13,150      851,463
Energy Corp. of America                   9.500  05/15/07       35,000       28,000                             35,000       28,000
Entergy Corp.                                                                            5,800     331,354       5,800      331,354
EOP Operating, L.P.                       6.763  06/15/07      175,000      193,824                            175,000      193,824
EOP Operating, L.P.                       6.800  01/15/09                              137,000     153,658     137,000      153,658
EOP Operating, L.P.                       8.375  03/15/06                              175,000     195,954     175,000      195,954
ERAC USA Finance Co. (144A)               7.950  12/15/09      250,000      295,941                            250,000      295,941
Equity Residential (REIT)                                                               25,100     740,701      25,100      740,701
Everest Reinsurance Holdings, Inc.        8.750  03/15/10      100,000      121,198                            100,000      121,198
Exelon Corp.                                                     8,000      530,880      5,600     371,616      13,600      902,496
Exelon Generation Co., L.L.C.             6.950  06/15/11                              250,000     280,750     250,000      280,750
Extendicare Health Services, Inc.         9.350  12/15/07        5,000        5,150                              5,000        5,150
Exxon Mobil Corp.                                               66,200    2,714,200     54,028   2,215,148     120,228    4,929,348
FastenTech, Inc. (144A)                  11.500  05/01/11        5,000        5,406                              5,000        5,406
Federal Home Loan Banks                   0.750  01/02/04                            4,952,000   4,951,897   4,952,000    4,951,897
Federal Home Loan Banks                   5.000  12/01/18                              200,980     204,992     200,980      204,992
Federal Home Loan Banks                   2.875  09/15/06                              330,000     333,505     330,000      333,505
Federal Home Loan Mortgage Corp.          5.500  05/01/33                              271,206     274,621     271,206      274,621
Federal Home Loan Mortgage Corp.          5.500  09/15/11      725,000      779,471                            725,000      779,471
Federal Home Loan Mortgage Corp.          5.000  12/01/17                               79,745      81,292      79,745       81,292
Federal Home Loan Mortgage Corp.          5.000  09/01/33                              707,118     698,344     707,118      698,344
Federal Home Loan Mortgage Corp.          5.000  11/01/33                              344,616     340,340     344,616      340,340
Federal Home Loan Mortgage Corp.                                                        15,844     924,022      15,844      924,022
Federal Home Loan Mortgage Corp.          7.000  07/15/05                            1,270,000   1,372,145   1,270,000    1,372,145
Federal Home Loan Mortgage Corp.          2.875  12/15/06                              419,000     422,004     419,000      422,004
Federal Home Loan Mortgage Corp.          5.500  07/15/06                              961,000   1,035,428     961,000    1,035,428
Federal Home Loan Mortgage Corp.          4.875  11/15/13                            1,698,000   1,716,355   1,698,000    1,716,355
Federal National Mortgage Association                           15,000    1,125,900     17,500   1,313,550      32,500    2,439,450
Federal National Mortgage Association     6.950  10/01/06      513,182      555,815                            513,182      555,815
Federal National Mortgage Association     5.250  04/15/07                              473,000     509,122     473,000      509,122
Federal National Mortgage Association     6.590  12/01/07      421,414      464,038                            421,414      464,038
Federal National Mortgage Association     6.500  05/01/08      954,556    1,051,568                            954,556    1,051,568
Federal National Mortgage Association     6.000  05/15/08                              728,000     806,987     728,000      806,987
Federal National Mortgage Association     6.419  06/01/08      508,363      558,872                            508,363      558,872
Federal National Mortgage Association     6.625  09/15/09                              804,000     919,357     804,000      919,357
Federal National Mortgage Association     5.500  01/01/14      539,401      562,253                            539,401      562,253
Federal National Mortgage Association     5.125  01/02/14                              264,000     264,918     264,000      264,918
Federal National Mortgage Association     7.000  02/01/16      263,611      281,970                            263,611      281,970
Federal National Mortgage Association     6.000  04/01/16                              302,195     317,319     302,195      317,319
Federal National Mortgage Association     6.000  12/01/16                               98,203     103,115      98,203      103,115
Federal National Mortgage Association     6.000  02/01/17                              215,573     226,357     215,573      226,357
Federal National Mortgage Association     6.000  03/01/17                               79,775      83,774      79,775       83,774
Federal National Mortgage Association     6.000  05/01/17                              238,681     250,645     238,681      250,645
Federal National Mortgage Association     5.500  07/01/17                              434,008     450,227     434,008      450,227
Federal National Mortgage Association     5.500  07/01/17                               86,587      89,837      86,587       89,837
Federal National Mortgage Association     6.000  08/01/17                              280,638     294,705     280,638      294,705
Federal National Mortgage Association     5.500  09/01/17                              327,294     339,525     327,294      339,525
Federal National Mortgage Association     5.000  11/01/17                               82,921      84,672      82,921       84,672
Federal National Mortgage Association     5.500  11/01/17                              289,391     300,206     289,391      300,206
Federal National Mortgage Association     5.500  12/01/17      474,897      492,644    105,304     109,240     580,201      601,884
Federal National Mortgage Association     5.500  01/01/18                              154,462     160,234     154,462      160,234
Federal National Mortgage Association     5.000  02/01/18                              235,381     240,374     235,381      240,374
Federal National Mortgage Association     5.000  02/01/18                              317,299     324,001     317,299      324,001
Federal National Mortgage Association     5.500  02/01/18                              165,369     171,564     165,369      171,564
Federal National Mortgage Association     4.500  04/01/18                              181,610     182,026     181,610      182,026
Federal National Mortgage Association     4.500  06/01/18                              308,083     308,790     308,083      308,790
Federal National Mortgage Association     4.500  07/01/18                              255,198     255,783     255,198      255,783
Federal National Mortgage Association     4.500  07/01/18                            1,444,703   1,448,018   1,444,703    1,448,018
Federal National Mortgage Association     5.000  11/01/18                              300,001     306,365     300,001      306,365
Federal National Mortgage Association     5.000  12/01/18                              332,289     339,338     332,289      339,338
Federal National Mortgage Association     6.000  01/01/23      286,919      298,136                            286,919      298,136
Federal National Mortgage Association     6.500  11/01/28                              379,410     397,268     379,410      397,268
Federal National Mortgage Association     4.080  04/25/31                              194,474     195,065     194,474      195,065
Federal National Mortgage Association     6.500  07/01/31                               58,084      60,749      58,084       60,749
Federal National Mortgage Association     6.500  07/01/31                               63,830      66,741      63,830       66,741
Federal National Mortgage Association     6.500  09/01/31                              487,472     509,840     487,472      509,840
Federal National Mortgage Association     6.500  09/01/31                              622,540     651,106     622,540      651,106
Federal National Mortgage Association     7.500  11/01/31                               80,200      85,701      80,200       85,701
Federal National Mortgage Association     6.500  12/01/31                              100,151     104,747     100,151      104,747
Federal National Mortgage Association     6.500  01/01/32                               88,756      92,829      88,756       92,829
Federal National Mortgage Association     7.500  02/01/32                               76,704      81,965      76,704       81,965
Federal National Mortgage Association     6.500  06/01/32                               39,566      41,386      39,566       41,386
Federal National Mortgage Association     6.500  07/01/32                              589,375     616,479     589,375      616,479
Federal National Mortgage Association     6.500  08/01/32                              120,601     126,147     120,601      126,147
Federal National Mortgage Association     6.000  10/01/32                              801,808     829,159     801,808      829,159
Federal National Mortgage Association     6.000  11/01/32                            1,846,942   1,909,973   1,846,942    1,909,973
Federal National Mortgage Association     6.000  12/01/32                               96,471      99,762      96,471       99,762
Federal National Mortgage Association     5.500  02/01/33                              873,351     885,167     873,351      885,167
Federal National Mortgage Association     6.000  03/01/33                              289,121     298,984     289,121      298,984
Federal National Mortgage Association     6.000  03/01/33                              394,000     407,440     394,000      407,440
Federal National Mortgage Association     5.500  04/01/33                              554,910     562,418     554,910      562,418
Federal National Mortgage Association     5.500  06/01/33                              130,368     132,132     130,368      132,132
Federal National Mortgage Association     5.500  06/01/33                              932,695     945,314     932,695      945,314
Federal National Mortgage Association     5.500  07/01/33                              497,973     504,710     497,973      504,710
Federal National Mortgage Association     5.500  07/01/33                            1,345,064   1,363,262   1,345,064    1,363,262
Federal National Mortgage Association     5.500  07/01/33                              217,167     220,105     217,167      220,105
Federal National Mortgage Association     5.000  09/01/33      499,300      494,353                            499,300      494,353
Federal National Mortgage Association     5.000  11/01/33      289,208      286,343                            289,208      286,343
Federal National Mortgage Association     5.000  11/01/33      708,980      701,956                            708,980      701,956
Federal National Mortgage Association     5.000  11/01/33      499,342      494,394                            499,342      494,394
Federal National Mortgage Association     5.000  11/01/33      499,197      494,251                            499,197      494,251
Federal National Mortgage Association     5.500  11/01/33      489,515      496,138    269,000     272,639     758,515      768,778
Federal Republic of Germany               5.000  07/04/12    1,145,000    1,526,605                          1,145,000    1,526,605
Federative Republic of Brazil             9.250  10/22/10      100,000      107,500                            100,000      107,500
FedEx Corp.                                                     17,500    1,181,250                             17,500    1,181,250
First Data Corp.                                                22,800      936,852                             22,800      936,852
First Union Lehman Brothers Bank of
  America Commercial Mortgage Trust       6.560  11/18/35                              336,525     375,378     336,525      375,378
First Union Lehman Brothers Commercial
  Mortgage Trust                          7.380  04/18/29      515,000      573,315     74,853      83,329     589,853      656,644
First Union Lehman Brothers Commercial
  Mortgage Trust II                       6.600  11/18/29      138,858      141,363                            138,858      141,363
FirstEnergy Corp.                                                                        9,720     342,144       9,720      342,144
FirstEnergy Corp. (Series B)              6.450  11/15/11                               51,000      52,859      51,000       52,859
FleetBoston Financial Corp.                                                             41,750   1,822,388      41,750    1,822,388
Ford Motor Co.                            7.450  07/16/31                              215,000     217,262     215,000      217,262
Ford Motor Credit Co.                     7.375  10/28/09      200,000      219,632                            200,000      219,632
Ford Motor Credit Co.                     6.875  02/01/06                               35,000      37,356      35,000       37,356
Ford Motor Credit Co.                     7.875  06/15/10                              175,000     195,539     175,000      195,539
Ford Motor Credit Co.                     7.000  10/01/13                               99,000     104,413      99,000      104,413
FPL Group, Inc.                                                                          3,500     228,970       3,500      228,970
France Telecom S.A.                       9.000  03/01/11      100,000      120,108                            100,000      120,108
France Telecom S.A.                       9.750  03/01/31                              170,000     225,875     170,000      225,875
Franklin Resources, Inc.                                        11,000      572,660      2,500     130,150      13,500      702,810
Gannett Co., Inc.                                                4,900      436,884                              4,900      436,884
Gap, Inc.                                10.550  12/15/08        5,000        6,163                              5,000        6,163
General Dynamics Corp.                                           7,000      632,730                              7,000      632,730
General Electric Capital Corp.            6.750  03/15/32                              424,000     469,419     424,000      469,419
General Electric Co.                                            99,900    3,094,902     45,240   1,401,535     145,140    4,496,437
General Mills, Inc.                       6.000  02/15/12       35,000       37,428                             35,000       37,428
General Motors Acceptance Corp.           5.360  07/27/04                              500,000     509,973     500,000      509,973
General Motors Acceptance Corp.           6.875  09/15/11                              201,000     216,503     201,000      216,503
General Motors Acceptance Corp.           8.000  11/01/31                              121,000     135,879     121,000      135,879
General Motors Corp.                      7.200  01/15/11                               85,000      93,456      85,000       93,456
Genzyme Corp.                                                   14,600      720,364                             14,600      720,364
Georgia-Pacific Corp.                     8.875  02/01/10       30,000       34,200                             30,000       34,200
GFCM 2003-1 (144A)                        5.742  05/12/35       35,000       35,408                             35,000       35,408
Giant Industries, Inc.                   11.000  05/15/12       10,000       10,800                             10,000       10,800
Global SantaFe Corp.                                                                    66,300   1,646,229      66,300    1,646,229
Goldman Sachs Group, Inc.                                       10,100      997,173                             10,100      997,173
Goodyear Tire & Rubber Co.                8.500  03/15/07        5,000        4,913                              5,000        4,913
Goodyear Tire & Rubber Co.                7.857  08/15/11        5,000        4,363                              5,000        4,363
Government National Mortgage
  Association                             7.500  12/15/23      531,744      575,111                            531,744      575,111
Government National Mortgage
  Association                             7.500  05/15/24        2,390        2,584                              2,390        2,584
Government National Mortgage
  Association                             7.500  06/15/24      169,260      183,049                            169,260      183,049
Government National Mortgage
  Association                             7.500  08/15/24        4,995        5,402                              4,995        5,402
Government National Mortgage
  Association                             7.500  02/15/27       45,579       48,912                             45,579       48,912
Government National Mortgage
  Association                             7.500  08/15/27       66,937       71,832                             66,937       71,832
Government National Mortgage
  Association                             7.500  10/15/27      183,653      197,084                            183,653      197,084
Government National Mortgage
  Association                             7.500  10/15/27      140,528      150,804                            140,528      150,804
Government National Mortgage
  Association                             7.500  11/15/27       85,306       91,685                             85,306       91,685
Government National Mortgage
  Association                             7.000  02/15/28       99,485      106,139                             99,485      106,139
Government National Mortgage
  Association                             7.500  04/15/28       16,898       18,147                             16,898       18,147
Government National Mortgage
  Association                             7.500  04/15/28        3,680        3,952                              3,680        3,952
Government National Mortgage
  Association                             6.500  08/15/28       32,156       33,951                             32,156       33,951
Government National Mortgage
  Association                             6.500  08/15/28       80,856       85,372                             80,856       85,372
Government National Mortgage
  Association                             7.000  08/15/28      153,701      164,074                            153,701      164,074
Government National Mortgage
  Association                             6.500  10/15/28                              425,802     449,583     425,802      449,583
Government National Mortgage
  Association                             7.000  10/15/28      132,955      141,848                            132,955      141,848
Government National Mortgage
  Association                             7.000  11/15/28       18,456       19,690                             18,456       19,690
Government National Mortgage
  Association                             7.500  11/15/28      251,465      270,059                            251,465      270,059
Government National Mortgage
  Association                             6.000  12/15/28       53,684       55,879                             53,684       55,879
Government National Mortgage
  Association                             6.000  12/15/28      327,190      340,841                            327,190      340,841
Government National Mortgage
  Association                             6.000  12/15/28      117,982      122,905                            117,982      122,905
Government National Mortgage
  Association                             6.500  12/15/28      206,413      217,952                            206,413      217,952
Government National Mortgage
  Association                             8.500  05/15/29       13,848       15,068                             13,848       15,068
Government National Mortgage
  Association                             8.500  10/15/29       90,218       98,165                             90,218       98,165
Government National Mortgage
  Association                             8.000  08/15/30       20,663       22,373                             20,663       22,373
Government National Mortgage
  Association                             8.000  08/15/30       54,125       58,882                             54,125       58,882
Government National Mortgage
  Association                             6.000  03/20/31                              156,148     161,563     156,148      161,563
Government National Mortgage
  Association                             6.000  12/15/31       39,781       41,372                             39,781       41,372
Government National Mortgage
  Association                             6.000  12/15/31      729,025      758,181                            729,025      758,181
Government National Mortgage
  Association                             6.000  03/15/32       35,373       36,801                             35,373       36,801
Government National Mortgage
  Association                             6.500  05/15/32      117,249      123,614                            117,249      123,614
Government National Mortgage
  Association                             7.000  08/15/32                              151,745     161,714     151,745      161,714
Government National Mortgage
  Association                             5.500  11/15/32                              348,445     354,619     348,445      354,619
Government National Mortgage
  Association                             6.000  01/15/33      528,983      550,242                            528,983      550,242
Government National Mortgage
  Association                             6.000  01/15/33       40,267       41,885                             40,267       41,885
Government National Mortgage
  Association                             6.000  02/15/33       47,312       49,214                             47,312       49,214
Government National Mortgage
  Association                             6.000  02/15/33      653,159      679,197                            653,159      679,197
Government National Mortgage
  Association                             6.000  03/15/33      616,489      641,264                            616,489      641,264
Government National Mortgage
  Association                             6.500  03/15/33                               30,612      32,275      30,612       32,275
Government National Mortgage
  Association                             6.000  04/15/33      549,565      571,651    392,936     408,727     942,501      980,378
Government National Mortgage
  Association                             5.000  07/15/33      497,183      493,175                            497,183      493,175
Government National Mortgage
  Association                             5.000  07/15/33      994,215      986,199                            994,215      986,199
Government National Mortgage
  Association                             5.500  08/15/33                            1,561,756   1,589,380   1,561,756    1,589,380
Government National Mortgage
  Association                             5.500  08/15/33                              290,196     295,329     290,196      295,329
Government National Mortgage
  Association                             6.000  08/15/33       26,061       27,108                             26,061       27,108
Government of Japan                       4.600  09/20/04   60,200,000      580,060                         60,200,000      580,060
Greenwich Capital Commercial Funding
  Corp.                                   4.915  11/05/13      250,000      250,829                            250,000      250,829
Guidant Corp.                                                    7,600      457,520                              7,600      457,520
Hartford Financial Services Group,
  Inc.                                                                                  27,660   1,632,770      27,660    1,632,770
Hartford Financial Services Group,
  Inc.                                                                                   5,200     307,424       5,200      307,424
HCA, Inc.                                 8.750  09/01/10                               40,000      47,629      40,000       47,629
HCA, Inc.                                 6.950  05/01/12                              186,000     199,431     186,000      199,431
HCA, Inc.                                 6.250  02/15/13                               43,000      44,015      43,000       44,015
Health Net, Inc.                          8.375  04/15/11      155,000      186,244                            155,000      186,244
Healthcare Realty Trust, Inc. (REIT)                                                     1,000      35,750       1,000       35,750
Healthcare Realty Trust                   8.125  05/01/11      200,000      229,028                            200,000      229,028
HealthSouth Corp.                         7.375  10/01/06       25,000       23,813                             25,000       23,813
Hearst-Argyle Television, Inc.            7.500  11/15/27                              200,000     227,239     200,000      227,239
Hewlett-Packard Co.                                             58,624    1,346,593     20,700     475,479      79,324    1,822,072
Hilton Hotels Corp.                                                                     12,740     218,236      12,740      218,236
Honda Auto Receivables                    3.610  12/18/07      250,000      256,124                            250,000      256,124
Honeywell International, Inc.                                                            3,000     100,290       3,000      100,290
Host Marriot, L.P.                        9.500  01/15/07       15,000       16,688                             15,000       16,688
Household Finance Corp.                   6.750  05/15/11       75,000       84,431                             75,000       84,431
Household Finance Corp.                   6.375  10/15/11       50,000       55,059                             50,000       55,059
Hydro Quebec                              6.300  05/11/11                              350,000     394,732     350,000      394,732
ICI Wilmington, Inc.                      6.950  09/15/04       85,000       87,651                             85,000       87,651
Icon Health & Fitness, Inc.              11.250  04/01/12       10,000       10,900                             10,000       10,900
Imax Corp. (144A)                         9.625  12/01/10        5,000        5,256                              5,000        5,256
IMC Global, Inc.                         10.875  06/01/08       15,000       16,500                             15,000       16,500
Insight Midwest, L.P.                     9.750  10/01/09       15,000       15,863                             15,000       15,863
Intel Corp.                                                     69,400    2,234,680                             69,400    2,234,680
Interface, Inc.                          10.375  02/01/10        5,000        5,288                              5,000        5,288
International Business Machines Corp.                           19,000    1,760,920      6,250     579,250      25,250    2,340,170
International Game Technology             8.375  05/15/09       50,000       59,853                             50,000       59,853
International Lease Finance, Corp.        5.750  10/15/06      200,000      215,178                            200,000      215,178
International Paper Co.                                         23,900    1,030,329     23,900   1,030,329      47,800    2,060,658
Iron Mountain, Inc.                       8.250  07/01/11       20,000       21,000                             20,000       21,000
ITT Industries, Inc.                                            10,400      771,784                             10,400      771,784
Jackson National Life Insurance Co.
  (144A)                                  8.150  03/15/27      300,000      351,509                            300,000      351,509
J.P. Morgan Chase & Co.                                                                 14,200     521,566      14,200      521,566
John Hancock Global Funding (144A)        7.900  07/02/10      200,000      238,323                            200,000      238,323
Johnson & Johnson                                               15,100      780,066     45,000   2,324,700      60,100    3,104,766
Johnsondiversey Holdings, Inc. (144A)  0/10.670  05/15/13       10,000        7,650                             10,000        7,650
Jostens Holding Corp. (144A)           0/10.250  12/01/13       10,000        6,275                             10,000        6,275
JSG Funding, Plc.                         9.625  10/01/12        5,000        5,600                              5,000        5,600
Kansas City Southern Railway Co.          9.500  10/01/08       25,000       27,750                             25,000       27,750
Kellogg Co.                               6.000  04/01/06                              290,000     310,747     290,000      310,747
Kellogg Co.                                                                             28,000   1,066,240      28,000    1,066,240
Kennametal, Inc.                          7.200  06/15/12                              150,000     159,099     150,000      159,099
KFW International Finance, Inc.           4.250  04/18/05                              175,000     181,010     175,000      181,010
Kimberly-Clark Corp.                                                                    36,800   2,174,512      36,800    2,174,512
Kinder Morgan Energy Partners, L.P.       6.750  03/15/11                              263,000     295,216     263,000      295,216
Kinder Morgan Energy Partners, L.P.       7.125  03/15/12      150,000      171,846                            150,000      171,846
Kinder Morgan Energy Partners, L.P.       7.750  03/15/32                               53,000      63,228      53,000       63,228
Koppers, Inc. (144A)                      9.875  10/15/13       10,000       11,025                             10,000       11,025
Kraft Foods, Inc.                         4.625  11/01/06       40,000       41,741                             40,000       41,741
Kraft Foods, Inc.                         6.250  06/01/12                              152,000     165,659     152,000      165,659
LBI Media Holdings, Inc. (144A)           0.000  10/15/13       10,000        6,475                             10,000        6,475
LDM Technologies, Inc.                   10.750  01/15/07        5,000        5,050                              5,000        5,050
Lear Corp.                                8.110  05/15/09       10,000       11,763                             10,000       11,763
Lehman Brothers Commercial Conduit
  Mortgage Trust                          6.480  02/18/30                              258,462     285,966     258,462      285,966
Lehman Brothers Commercial Conduit
  Mortgage Trust                          6.780  06/15/31                              311,682     351,632     311,682      351,632
Lehman Brothers Holdings, Inc.            7.750  01/15/05                              450,000     480,848     450,000      480,848
Level 3 Communications, Inc.              0.000  03/15/10        5,000        4,188                              5,000        4,188
Liberty Group Operating, Inc.             9.375  02/01/08        5,000        5,050                              5,000        5,050
Liberty Media Corp.                       7.750  07/15/09       80,000       91,726                             80,000       91,726
Liberty Mutual Insurance Co. (144A)       7.697  10/15/97      400,000      359,609                            400,000      359,609
Liberty Property, L.P.                    7.250  03/15/11      225,000      256,636                            225,000      256,636
Lin Television Corp. (144A)               6.500  05/15/13       10,000       10,013                             10,000       10,013
Lockheed Martin Corp.                                           12,500      642,500     17,900     920,060      30,400    1,562,560
Lodgenet Entertainment Corp.              9.500  06/15/13        5,000        5,475                              5,000        5,475
Longview Fibre Co.                       10.000  01/15/09        5,000        5,488                              5,000        5,488
Lowe's Cos., Inc.                         7.500  12/15/05      185,000      204,206                            185,000      204,206
Lowe's Cos., Inc.                                               28,400    1,573,076                             28,400    1,573,076
Lucent Technologies, Inc.                 7.250  07/15/06       10,000       10,150                             10,000       10,150
Lyondell Chemical Co.                                                                   20,680     350,526      20,680      350,526
Lyondell Chemical Co.                     9.625  05/01/07        5,000        5,300                              5,000        5,300
Lyondell Chemical Co.                     9.875  05/01/07       20,000       21,100                             20,000       21,100
Mandalay Resort Group                     9.375  02/15/10       15,000       17,475                             15,000       17,475
Marsh & McLennan Cos., Inc.                                     15,200      727,928      1,500      71,835      16,700      799,763
Masco Corp.                               5.750  10/15/08      200,000      215,390                            200,000      215,390
Masco Corp.                                                     24,800      679,768                             24,800      679,768
Massey Energy Corp.                       6.950  03/01/07       10,000       10,250                             10,000       10,250
MBNA Corp.                                7.500  03/15/12       50,000       58,092                             50,000       58,092
McDonald's Corp.                                                                        22,300     553,709      22,300      553,709
MeadWestvaco Corp.                        6.800  11/15/32                              166,000     170,702     166,000      170,702
Mediacom Broadband, L.L.C.                9.500  01/15/13       10,000       10,600                             10,000       10,600
Mediacom Broadband, L.L.C.               11.000  07/15/13       15,000       16,838                             15,000       16,838
Medianews Group, Inc. (144A)              6.875  10/01/13        5,000        5,088                              5,000        5,088
Medtronic, Inc.                                                 13,200      641,652                             13,200      641,652
Mellon Financial Corp.                                                                  72,020   2,312,562      72,020    2,312,562
Merck & Co., Inc.                                                                       26,140   1,207,668      26,140    1,207,668
Merrill Lynch & Co., Inc.                                       27,100    1,589,415     32,810   1,924,307      59,910    3,513,722
Merrill Lynch Mortgage Investments,
  Inc.                                    6.390  02/15/30                              428,000     467,950     428,000      467,950
Metaldyne Corp. (144A)                   10.000  11/01/13        5,000        5,050                              5,000        5,050
Methanex Corp.                            8.750  08/15/12        5,000        5,575                              5,000        5,575
MGM Mirage, Inc.                          8.500  09/15/10                              132,000     151,470     132,000      151,470
MGM Mirage                                8.375  02/01/11       20,000       22,650                             20,000       22,650
Microsoft Corp.                                                149,100    4,106,214     58,800   1,619,352     207,900    5,725,566
MidAmerican Energy Holdings Co.           3.500  05/15/08                              150,000     147,469     150,000      147,469
MidAmerican Funding, L.L.C.               6.927  03/01/29                              100,000     108,517     100,000      108,517
Millennium America, Inc.                  9.250  06/15/08        5,000        5,450                              5,000        5,450
Miller Brewing Co. (144A)                 5.500  08/15/13                               95,000      97,056      95,000       97,056
Morgan Stanley                            6.100  04/15/06                              255,000     275,941     255,000      275,941
Morgan Stanley                                                                          16,300     943,281      16,300      943,281
Morgan Stanley Capital I, Inc. (144A)     0.665  11/15/30                            6,721,372     191,672   6,721,372      191,672
Mortgage Capital Funding, Inc.            6.337  11/18/31                              237,156     261,966     237,156      261,966
Motorola, Inc.                                                  68,000      956,760      4,800     208,464      72,800    1,165,224
Multi-Family Capital Access One, Inc.     6.650  01/15/24                               60,173      67,107      60,173       67,107
Nalco Co. (144A)                          7.750  11/15/11        5,000        5,350                              5,000        5,350
Nalco Co. (144A)                          8.875  11/15/13        5,000        5,300                              5,000        5,300
National Fuel Gas Co.                                                                   17,260     421,834      17,260      421,834
Nationwide Financial Services, Inc.       5.900  07/01/12       60,000       62,622                             60,000       62,622
NDC Health Corp.                         10.500  12/01/12       15,000       16,875                             15,000       16,875
Neighborcare, Inc. (144A)                 6.875  11/15/13        5,000        5,088                              5,000        5,088
Network Associates, Inc.                                                                26,280     395,251      26,280      395,251
Nevada Power Co.                         10.875  10/15/09        5,000        5,806                              5,000        5,806
Nevada Power Co. (144A)                   9.000  08/15/13        5,000        5,531                              5,000        5,531
New York Times Co. (Class A)                                                            18,000     860,220      18,000      860,220
Newell Rubbermaid, Inc.                                                                 46,600   1,061,082      46,600    1,061,082
Nextel Communications, Inc.               9.500  02/01/11       25,000       28,250                             25,000       28,250
Nextel Communications, Inc.               6.875  10/31/13       10,000       10,575                             10,000       10,575
Nextel Partners, Inc.                     8.125  07/01/11       10,000       10,650                             10,000       10,650
Niagara Mohawk Power Corp.                5.375  10/01/04                              200,000     205,464     200,000      205,464
Niagara Mohawk Power Corp.                7.750  05/15/06                               68,000      75,931      68,000       75,931
NIKE, Inc. (Class B)                                            15,900    1,088,514                             15,900    1,088,514
NiSource, Inc.                                                                          30,582     670,969      30,582      670,969
NiSource Finance Corp.                    3.200  11/01/06      100,000      100,808                            100,000      100,808
Noble Corp.                                                                             61,840   2,212,635      61,840    2,212,635
Nomura Asset Securities Corp.             6.590  03/15/30      500,000      559,525                            500,000      559,525
Norfolk Southern Corp.                    7.050  05/01/37      360,000      403,854                            360,000      403,854
Norsk Hydro A/S                           7.750  06/15/23      100,000      120,806                            100,000      120,806
Nortek Holdings, Inc. (144A)              0.000  05/15/11       10,000        7,225                             10,000        7,225
Nortel Networks, Ltd.                     6.125  02/15/06       10,000       10,125                             10,000       10,125
Northern Border Partners, L.P.            7.100  03/15/11      300,000      333,428                            300,000      333,428
Northrop Grumman Corp.                    7.750  02/15/31                              220,000     267,519     220,000      267,519
Northrop Grumman Corp.                                                                   3,600     344,160       3,600      344,160
Northwest Airlines, Inc.                  9.875  03/15/07       10,000        9,100                             10,000        9,100
Norwest Corp.                             7.650  03/15/05       50,000       53,484                             50,000       53,484
Novartis AG                                                                             19,200     871,317      19,200      871,317
NRG Energy, Inc. (144A)                   8.000  12/15/13        5,000        5,256                              5,000        5,256
NSTAR                                     8.000  02/15/10      200,000      240,821                            200,000      240,821
Numatics, Inc.                            9.625  04/01/08        5,000        4,006                              5,000        4,006
Occidental Petroleum Corp.                7.650  02/15/06                              600,000     657,487     600,000      657,487
Occidental Petroleum Corp.                                                              27,150   1,146,816      27,150    1,146,816
Omnicare, Inc.                            6.125  06/01/13        5,000        5,013                              5,000        5,013
Omnicom Group, Inc.                                              9,900      864,567                              9,900      864,567
Omnova Solutions, Inc. (144A)            11.250  06/01/10        5,000        5,550                              5,000        5,550
Onyx Acceptance Owner Trust               4.600  10/15/08      250,000      259,592                            250,000      259,592
Oregon Steel Mills, Inc.                 10.000  07/15/09        5,000        4,388                              5,000        4,388
Owens-Illinois, Inc.                                                                    62,300     740,747      62,300      740,747
Oxford Industries, Inc. (144A)            8.875  06/01/11        5,000        5,469                              5,000        5,469
Pacifica Papers, Inc.                    10.000  03/15/09       15,000       15,900                             15,000       15,900
Panamsat Corp.                            8.500  02/01/12        5,000        5,550                              5,000        5,550
Paribas Repurchase Agreement              0.820  01/02/04    2,992,000    2,992,000                          2,992,000    2,992,000
Park Place Entertainment Corp.            8.125  05/15/11       15,000       16,819                             15,000       16,819
Parker Drilling Co. (144A)                9.625  10/01/13        5,000        5,200                              5,000        5,200
PCCW-HKTC Capital, Ltd. (144A)            6.000  07/15/13                              129,000     131,688     129,000      131,688
Peabody Energy Corp.                      6.875  03/15/13        5,000        5,275                              5,000        5,275
Pemex Project Funding Master Trust        9.125  10/13/10      125,000      148,438    205,000     243,438     330,000      391,875
Pemex Project Funding Master Trust        8.625  02/01/22      100,000      110,750     27,000      29,903     127,000      140,653
People's Bank                             9.875  11/15/10      200,000      241,516                            200,000      241,516
PepsiCo, Inc.                                                   26,900    1,254,078      6,050     282,051      32,950    1,536,129
Pfizer, Inc.                                                   102,200    3,610,726     59,700   2,109,201     161,900    5,719,927
Phillips Petroleum Co.                    8.500  05/25/05                              250,000     272,530     250,000      272,530
Pioneer Natural Resources Co.             9.625  04/01/10       10,000       12,444                             10,000       12,444
Playtex Products, Inc.                    9.375  06/01/11       15,000       15,150                             15,000       15,150
PNC Financial Services Group, Inc.                                                       5,300     290,069       5,300      290,069
Popular North America, Inc.               6.625  01/15/04      300,000      300,396                            300,000      300,396
Popular North America, Inc.               4.250  04/01/08                              141,000     143,550     141,000      143,550
PPG Industries, Inc.                                                                    16,300   1,043,526      16,300    1,043,526
PPL Corp.                                                                               12,600     551,250      12,600      551,250
PPL Energy Supply, L.L.C.                 6.400  11/01/11      100,000      109,211                            100,000      109,211
Premcor Refining Group, Inc. (144A)       7.750  02/01/12       15,000       15,450                             15,000       15,450
Progress Energy, Inc.                     7.100  03/01/11      100,000      112,662     78,000      87,877     178,000      200,539
Progress Energy, Inc.                     6.850  04/15/12                              222,000     247,414     222,000      247,414
Providian Gateway Master Trust            1.443  03/16/09                              500,000     502,067     500,000      502,067
Prudential Funding Corp. (144A)           6.600  05/15/08                              131,000     145,827     131,000      145,827
PSE&G Power, L.L.C.                       6.950  06/01/12       75,000       84,584                             75,000       84,584
PSE&G Power, L.L.C.                       8.625  04/15/31       65,000       83,716    300,000     386,384     365,000      470,100
Pulte, Inc.                               7.625  10/15/17       50,000       58,369                             50,000       58,369
Quebecor Media, Inc.                   0/13.750  07/15/11       30,000       26,438                             30,000       26,438
Qwest Capital Funding, Inc.               7.900  08/15/10       20,000       20,300                             20,000       20,300
RBS Capital Trust II                      6.425  12/29/49                              300,000     303,203     300,000      303,203
Reed Elsevier, Plc.                                                                    130,600   1,089,289     130,600    1,089,289
R.H. Donnelley, Inc. (144A)              10.875  12/15/12       10,000       11,863                             10,000       11,863
Radiologix, Inc.                         10.500  12/15/08       15,000       15,000                             15,000       15,000
Regency Centers, L.P.                     7.950  01/15/11      100,000      117,736                            100,000      117,736
Remington Arms Co.                       10.500  02/01/11       10,000       10,650                             10,000       10,650
Republic of Italy                         4.625  06/15/05                              355,000     368,993     355,000      368,993
Republic of South Africa                  7.375  04/25/12       55,000       61,738                             55,000       61,738
Residential Funding Mortgage
  Securities, Inc.                        6.000  12/25/16                               55,678      55,972      55,678       55,972
Resolution Performance Products Corp.    13.500  11/15/10        5,000        4,350                              5,000        4,350
Resolution Performance Products, Inc.     9.500  04/15/10        5,000        5,075                              5,000        5,075
Revlon Consumer Products Corp.           12.000  12/01/05       10,000       10,000                             10,000       10,000
Rite Aid Corp.                                                                          16,500      99,660      16,500       99,660
Rite Aid Corp.                            8.125  05/01/10       20,000       21,500                             20,000       21,500
River Rock Entertainment (144A)           9.750  11/01/11        5,000        5,375                              5,000        5,375
Riviera Holdings Corp.                   11.000  06/15/10       20,000       20,750                             20,000       20,750
Roche Holdings AG                                                                        5,000     504,122       5,000      504,122
Rogers Cable, Inc.                        6.250  06/15/13        5,000        5,038                              5,000        5,038
Rogers Wireless, Inc.                     9.625  05/01/11       15,000       17,925                             15,000       17,925
Russian Federation                        5.000  03/31/30       55,000       52,745                             55,000       52,745
SAFECO Corp.                              4.875  02/01/10                               24,000      24,743      24,000       24,743
Sanmina-SCI Corp.                        10.375  01/15/10       20,000       23,400                             20,000       23,400
SBA Communications Corp. (144A)           0.000  12/15/11       10,000        7,050                             10,000        7,050
SBC Communications, Inc.                                                                45,000   1,173,150      45,000    1,173,150
SCG Holdings Corp.                       12.000  08/01/09       15,000       16,125                             15,000       16,125
Schering-Plough Corp.                                                                  116,170   2,020,196     116,170    2,020,196
Schering-Plough Corp.                     5.300  12/01/13       45,000       45,785                             45,000       45,785
Schering-Plough Corp.                     6.500  12/01/33       75,000       78,018                             75,000       78,018
Schlumberger Technology Corp. (144A)      6.500  04/15/12      150,000      167,124                            150,000      167,124
Schlumberger, Ltd.                                              24,900    1,362,528     27,546   1,507,317      52,446    2,869,845
Sears Roebuck & Co.                                                                     24,910   1,133,156      24,910    1,133,156
Secured Finance, Inc.                     9.050  12/15/04      100,000      105,730                            100,000      105,730
Sensus Metering Systems, Inc. (144A)      8.625  12/15/13        5,000        5,131                              5,000        5,131
Sequa Corp.                               8.875  04/01/08       15,000       16,275                             15,000       16,275
Shaw Communications, Inc.                 8.250  04/11/10        5,000        5,663                              5,000        5,663
Simon Property Group, Inc.                6.750  02/09/04                              408,000     409,970     408,000      409,970
Singapore Telecommunications, Ltd.
  (144A)                                  7.375  12/01/31       45,000       53,121                             45,000       53,121
Six Flags, Inc.                           9.750  04/15/13       15,000       15,788                             15,000       15,788
SLM Corp.                                 4.000  01/15/09                              141,000     141,969     141,000      141,969
SLM Corp.                                 5.375  01/15/13                              146,000     149,815     146,000      149,815
Small Business Administration
  Participation Certificates              4.350  07/01/23                               45,000      43,366      45,000       43,366
Smurfit-Stone Container Corp.                                                           20,800     386,256      20,800      386,256
Solectron Corp.                           9.625  02/15/09       10,000       11,150                             10,000       11,150
SouthTrust Corp.                                                                        12,600     412,398      12,600      412,398
Sprint Capital Corp.                      7.125  01/30/06                               28,000      30,292      28,000       30,292
Sprint Capital Corp.                      6.875  11/15/28                              150,000     146,375     150,000      146,375
St. Paul Cos., Inc.                       5.750  03/15/07       85,000       91,828                             85,000       91,828
Standard Pacific Corp.                    9.500  09/15/10       20,000       22,300                             20,000       22,300
Starwood Hotels & Resorts Worldwide,
  Inc. (Class B)                                                 3,800     136,686     3,800      136,686
State of Israel                           4.625  06/15/13                               95,000      90,392      95,000       90,392
Student Loan Marketing Association        5.000  06/30/04                              500,000     509,944     500,000      509,944
State Street Corp.                                              13,600      708,288                             13,600      708,288
Steel Dynamics, Inc.                      9.500  03/15/09        5,000        5,550                              5,000        5,550
Stone Container Corp.                     9.250  02/01/08        5,000        5,525                              5,000        5,525
Stone Container Corp.                     8.375  07/01/12       20,000       21,700                             20,000       21,700
SunTrust Banks, Inc.                                                                    18,250   1,304,875      18,250    1,304,875
Syngenta AG                                                                              6,900     464,536       6,900      464,536
Target Corp.                                                    22,100      848,640                             22,100      848,640
TCI Communications Financing III          9.650  03/31/27                              308,000     371,140     308,000      371,140
TCI Communications, Inc.                  8.750  08/01/15       75,000       94,914                             75,000       94,914
Tekni-Plex, Inc. (144A)                   8.750  11/15/13        5,000        5,213                              5,000        5,213
Telecom Italia Capital (144A)             5.250  11/15/13                              223,000     223,444     223,000      223,444
Telecommunications Techniques Co.         9.750  05/15/08       40,000          450                             40,000          450
Telenet Group Holdings NV (144A)          0.000  06/15/14       10,000        6,300                             10,000        6,300
Telephone & Data Systems, Inc.                                                          14,950     935,123      14,950      935,123
Tenet Healthcare Corp.                                                                  30,600     491,130      30,600      491,130
Tenneco Automotive, Inc.                 10.250  07/15/13        5,000        5,688                              5,000        5,688
Tesoro Petroleum Corp.                    9.625  11/01/08        5,000        5,325                              5,000        5,325
Tesoro Petroleum Corp.                    9.625  04/01/12        5,000        5,475                              5,000        5,475
Texas Instruments, Inc.                                         31,300      919,594     23,600     693,368      54,900    1,612,962
Texas Petrochemicals Corp.               11.125  07/01/06       15,000        4,800                             15,000        4,800
The Allstate Corp.                                                                      48,960   2,106,259      48,960    2,106,259
The Chubb Corp.                                                                         12,982     884,074      12,982      884,074
The Chubb Corp.                                                                          6,900     197,064       6,900      197,064
The Coca-Cola Co.                                               33,900    1,720,425                             33,900    1,720,425
The Dow Chemical Co.                                            11,100      461,427     17,300     719,161      28,400    1,180,588
The Gap, Inc.                                                   44,000    1,021,240                             44,000    1,021,240
The Gillette Co.                                                37,300    1,370,029     10,856     398,741      48,156    1,768,770
The Great Atlantic & Pacific Tea Co.,
  Inc.                                    9.125  12/15/11       15,000       13,725                             15,000       13,725
The Home Depot, Inc.                                                                    18,200     645,918      18,200      645,918
The Kroger Co.                                                                          60,790   1,125,223      60,790    1,125,223
The Manitowoc, Inc.                      10.500  08/01/12        5,000        5,694                              5,000        5,694
The May Department Stores Co.                                                            9,100     264,537       9,100      264,537
The Procter & Gamble Co.                                        13,500    1,348,380      1,366     136,436      14,866    1,484,816
The Walt Disney Co.                       6.750  03/30/06                               51,000      55,470      51,000       55,470
The Walt Disney Co.                                                                     15,100     352,283      15,100      352,283
TIAA Retail Commercial Mortgage Trust
  (144A)                                  7.170  01/15/32                              240,758     262,448     240,758      262,448
Time Warner Telecom, Inc.                10.125  02/01/11        5,000        5,325                              5,000        5,325
Time Warner, Inc.                                              123,400    2,219,966     22,000     395,780     145,400    2,615,746
Toledo Edison Co.                         7.875  08/01/04                              164,000     169,326     164,000      169,326
Tom Brown, Inc.                           7.250  09/15/13        5,000        5,288                              5,000        5,288
Torchmark, Inc.                           6.250  12/15/06       45,000       49,609                             45,000       49,609
Tosco Corp.                               7.625  05/15/06      100,000      111,421                            100,000      111,421
Total S.A. (ADR)                                                                         3,400     314,534       3,400      314,534
TransCanada Pipelines, Ltd.               7.150  06/15/06      375,000      413,783                            375,000      413,783
Transocean Sedco Forex, Inc.              6.625  04/15/11       50,000       55,812                             50,000       55,812
Travelers Property Casualty Corp.         6.375  03/15/33                               56,000      58,395      56,000       58,395
Travelers Property Casualty Corp.
  (Class A)                                                     53,601     899,425    53,601      899,425
Travelers Property Casualty Corp.
  (Class B)                                                     52,600      892,622                             52,600      892,622
Tribune Co.                                                                             19,000     980,400      19,000      980,400
Trimas Corp.                              9.875  06/15/12        5,000        5,213                              5,000        5,213
Triton PCS, Inc.                          8.750  11/15/11       20,000       19,700                             20,000       19,700
True Temper Sports, Inc.                 10.875  12/01/08        5,000        5,300                              5,000        5,300
TRW Automotive Acquisition               11.000  02/15/13        5,000        5,888                              5,000        5,888
TXU Corp.                                                                               55,050   1,305,786      55,050    1,305,786
TXU Energy Co.                            7.000  03/15/13                               98,000     108,388      98,000      108,388
Tyco International Group S.A.             5.800  08/01/06        5,000        5,288                              5,000        5,288
Tyco International Group S.A.             6.750  02/15/11       10,000       10,925                             10,000       10,925
Tyco International Group S.A.             6.375  10/15/11       25,000       26,719                             25,000       26,719
Tyco International, Ltd.                                        35,100      930,150     35,040     928,560      70,140    1,858,710
U.S. Bancorp                                                                            18,000     536,040      18,000      536,040
U.S. Department of Housing & Urban
  Development                             7.498  08/01/11       98,000      114,093                             98,000      114,093
UCAR Finance, Inc.                       10.250  02/15/12       10,000       11,500                             10,000       11,500
Union Carbide Corp.                       6.790  06/01/25        5,000        4,925                              5,000        4,925
Union Pacific Corp.                                                                     12,900     896,292      12,900      896,292
United Energy Distribution Holdings,
  Ltd. (144A)                             5.450  04/15/16       50,000       51,151                             50,000       51,151
United Industries Corp. (144A)            9.875  04/01/09        5,000        5,238                              5,000        5,238
United Mexican States                     8.125  12/30/19                               56,000      62,580      56,000       62,580
United Mexican States                     8.000  09/24/22                               39,000      42,666      39,000       42,666
United Rentals North America, Inc.
  (144A)                                  7.750  11/15/13       10,000       10,213                             10,000       10,213
United States Bancorp                     7.500  06/01/26      400,000      471,602                            400,000      471,602
United States Steel Corp.                10.750  08/01/08       10,000       11,700                             10,000       11,700
United States Treasury Bonds              7.500  11/15/16      290,000      369,206                            290,000      369,206
United States Treasury Bonds              8.875  08/15/17    1,700,000    2,407,625                          1,700,000    2,407,625
United States Treasury Bonds              8.875  02/15/19      281,000      401,742                            281,000      401,742
United States Treasury Bonds              6.250  08/15/23      900,000    1,025,825                            900,000    1,025,825
United States Treasury Bonds              8.000  11/15/21                              953,000   1,287,071     953,000    1,287,071
United States Treasury Bonds              6.250  08/15/23                            1,706,000   1,944,507   1,706,000    1,944,507
United States Treasury Bonds              6.250  05/15/30                              542,000     625,459     542,000      625,459
United States Treasury Notes              6.500  05/15/05                              804,000     859,275     804,000      859,275
United States Treasury Notes              1.250  05/31/05                              325,000     324,137     325,000      324,137
United States Treasury Notes              5.750  11/15/05                              982,000   1,054,346     982,000    1,054,346
United States Treasury Notes              3.500  11/15/06                              315,000     325,594     315,000      325,594
United States Treasury Notes              4.375  05/15/07                              586,000     620,542     586,000      620,542
United States Treasury Notes              3.250  08/15/07                              246,000     250,930     246,000      250,930
United States Treasury Notes              3.000  11/15/07                            1,432,000   1,444,307   1,432,000    1,444,307
United States Treasury Notes              4.250  01/15/10                              499,227     580,391     499,227      580,391
United States Treasury Notes              5.750  08/15/10       25,000       28,031                             25,000       28,031
United States Treasury Notes              3.000  07/15/12                              803,618     876,069     803,618      876,069
United States Treasury Notes              3.875  02/15/13                              428,000     418,972     428,000      418,972
United States West Capital Funding,
  Inc.                                    6.250  07/15/05       15,000       15,150                             15,000       15,150
United Technologies Corp.                                       12,300    1,165,671                             12,300    1,165,671
Unocal Corp.                                                                             7,000     257,810       7,000      257,810
US West Communications, Inc.              6.875  09/15/33       15,000       14,250                             15,000       14,250
USA Waste Services, Inc.                  7.000  07/15/28                              196,000     210,960     196,000      210,960
USAA Auto Owner Trust                     3.910  04/16/07      250,000      254,555                            250,000      254,555
Valero Energy Corp.                       7.500  04/15/32       25,000       27,862                             25,000       27,862
Verizon Communications, Inc.                                    26,800      940,144     85,030   2,982,852     111,830    3,922,996
Verizon New York, Inc.                    6.875  04/01/12                              352,000     389,490     352,000      389,490
Viacom, Inc.                              7.875  07/30/30      100,000      124,393                            100,000      124,393
Viacom, Inc. (Class B)                                          17,900      794,402     52,600   2,334,388      70,500    3,128,790
Virginia Electric & Power Co.             5.375  02/01/07       45,000       47,997                             45,000       47,997
Vodafone Group, Plc. (ADR)                                                              36,830     922,223      36,830      922,223
Von Hoffman Corp.                        10.250  03/15/09       10,000       10,650                             10,000       10,650
Vornado Realty Trust (REIT)               5.625  06/15/07                              325,000     346,985     325,000      346,985
Wachovia Corp.                                                  21,900    1,020,321      5,500     256,245      27,400    1,276,566
Wal-Mart Stores, Inc.                                           35,400    1,877,970                             35,400    1,877,970
Weirton Steel Corp.                                                225           83                                225           83
Wells Fargo & Co.                                                                        2,700     159,003       2,700      159,003
Wells Fargo Mortgage Backed Securities
  Trust                                   6.000  04/25/17                              135,000     138,390     135,000      138,390
Wesco Distribution, Inc.                  9.125  06/01/08       15,000       15,525                             15,000       15,525
Western Financial Bank-FSB                9.625  05/15/12       10,000       11,150                             10,000       11,150
Western Resources, Inc.                   7.125  08/01/09       25,000       26,190                             25,000       26,190
Western Wireless Corp.                    9.250  07/15/13        5,000        5,275                              5,000        5,275
Westinghouse Air Brake (144A)             6.875  07/31/13        5,000        5,181                              5,000        5,181
Weyerhaeuser Co.                          6.750  03/15/12                              171,000     186,551     171,000      186,551
WFS Financial Owner Trust                 4.870  09/20/09      200,000      208,729                            200,000      208,729
WGL Holdings, Inc.                                                                       5,000     138,950       5,000      138,950
Williams Cos., Inc.                       8.625  06/01/10       15,000       16,838                             15,000       16,838
Williams Cos., Inc.                       7.125  09/01/11       20,000       21,150                             20,000       21,150
Winn Dixie Stores, Inc.                   8.875  04/01/08       15,000       15,225                             15,000       15,225
Wyeth                                     6.500  02/01/34                              175,000     178,943     175,000      178,943
Wyeth                                                           31,800    1,349,910      7,300     309,885      39,100    1,659,795
Xerox Corp.                               9.750  01/15/09       15,000       17,550                             15,000       17,550
Xl Capital Finance Europe, Plc.           6.500  01/15/12       25,000       27,364                             25,000       27,364
                                                           ------------------------------------------------------------------------
                        Totals                             102,729,553  134,481,269 76,890,928 178,169,517 179,620,481  312,650,786
                                                           ========================================================================

       Appendix A - Additional Information About the Acquiring Portfolio

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2003, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2002 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

General....................................................................3
Investment Objectives and Policies.........................................3
Investment Restrictions...................................................14
Investment Practices......................................................27
Resolving Material Conflicts..............................................50
Determination of Net Asset Values.........................................50
Fund Performance..........................................................52
Expenses..................................................................59
Directors and Officers....................................................60
Advisory Arrangements.....................................................64
Distribution Agreements...................................................77
Other Services............................................................79
Portfolio Transactions and Brokerage......................................80
Code of Ethics............................................................83
Description of the Fund...................................................83
Taxes.....................................................................84
Transfer Agent............................................................86
Financial Statements......................................................86
Index Sponsors............................................................86
Appendix A-1 (Description of Bond Ratings)................................89
Appendix A-2 (Description of Commercial Paper Ratings)....................92
Appendix B................................................................93

                                     GENERAL

          Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

          The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Alger Equity Growth Portfolio

          The Portfolio's investment objective is long-term capital appreciation. The Portfolio's assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

          The Portfolio's subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Portfolio's investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Portfolio invests at least 80% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Portfolio may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Portfolio anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

          The Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

          The Portfolio (with respect to 20% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Portfolio may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

          Although the Portfolio's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Balanced Portfolio

          The Portfolio's investment objective is long-term total return from a combination of capital appreciation and current income.

          No more than 5% of the assets of the fixed-income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).

Capital Guardian U.S. Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio may not make loans.

          The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

          The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

          The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

          The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

          The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI Mid Cap Opportunities Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Structured Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

          The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

          The Portfolio's investment objective is long-term capital appreciation. Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

          Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

          Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

          Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 1/3% of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales 'Against the Box'") with up to 20% of its total assets.

          Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

          Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio

          The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

          As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

          The Portfolio may invest in forward foreign currency contracts.

Janus Mid Cap Portfolio

          The Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company.

          The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.

          The Portfolio may invest more than 5% of its assets in inverse floaters, which are debt instruments whose interest bears an inverse relationship to the interest rate on another security.

          The Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.).

Jennison Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

          The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

          The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

          The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

          Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Performance Comparisons" in the section entitled "Fund Performance.")

          Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

          The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

          Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

          Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

MFS Research Managers Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective with their assigned industry responsibility.

          The Portfolio's policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection of progressive, well-managed companies. The Portfolio's non-convertible debt investments, if any, may consist of "investment grade" securities (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by MFS to be of similar quality) and, with respect to no more than 10% of the Portfolio's net assets, securities in the lower rated categories (i.e., securities rated below one of the top four ratings, as described above, or securities which MFS believes to be of similar quality to these lower rated securities (commonly known as "junk bonds")). For a description of bond ratings, see Appendix A to this SAI.

          Consistent with this investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

MFS Total Return Portfolio

          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

          The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

Neuberger Berman Partners Mid Cap Value Portfolio

          The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

          Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Putnam International Stock Portfolio

          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

Salomon Brothers Strategic Bond Opportunities Portfolio

          The Portfolio's investment objective is a high level of total return consistent with preservation of capital.

          Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

          Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

          In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

          The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

          The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

          The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

          The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

          The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

          SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

          At least 80% of the total assets of the Portfolio will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

          (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
(i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

          Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

          The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

          Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices

Scudder Global Equity Portfolio

          The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

          The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

          The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management, the Portfolio's subadviser, to be of comparable quality.

State Street Research Aggressive Growth Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Aurora Portfolio

          As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Bond Income Portfolio

          The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

State Street Research Diversified Portfolio

          As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 50% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Investment Trust Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Large Cap Value Portfolio

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Money Market Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

          In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

          The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

          All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

          In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Structured Equity (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

          For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

          The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-six Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

          Each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:

     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities

          (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

          None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Borrow money, except to the extent permitted by applicable law, regulation or order;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws (this limit does not apply to FI Mid Cap Opportunities; FI Mid Cap Opportunities will not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies);

     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b. Lend portfolio securities in excess of 33[OBJECT OMITTED]% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

Janus Mid Cap Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in
          (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     d. Sell put options other than to close out option positions previously entered into.

Putnam International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs").

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions

For each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to Janus Mid Cap.

     3.   No Portfolio may make any short sale.

     4. No Portfolio (except for Janus Mid Cap) may participate on a joint or joint and several basis in any trading account in securities.

None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

          The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

          Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

          The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

          A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                       Portfolios
--------------------                       ----------

Equity Securities                          All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Convertible Securities                     All Portfolios other than Street
                                           Research Money Market

Fixed-income Securities                    All Portfolios

Money Market Instruments                   All Portfolios

U.S. Government Securities                 All Portfolios

Mortgage-Related Securities                All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Stripped Mortgage Securities               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Asset-backed Securities                    All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Zero Coupon Securities                     All Portfolios other than State
                                           Street Research Money Market and
                                           Equity Index Portfolios

Lower Rated Fixed-income Securities        All Portfolios other than State
(High Yield Debt)                          Street Research Money Market and
                                           Equity Index Portfolios

Foreign Securities                         All Portfolios

High Yield/High Risk Foreign Sovereign     All Portfolios other than Equity
Debt Securities                            Index Portfolios and State Street
                                           Research Money Market

Brady Bonds                                All Portfolios other than Equity
                                           Index Portfolios, MFS Investors
                                           Trust, FI Mid Cap Opportunities and
                                           FI Structured Equity

Foreign Equity Depositary Receipts         All Portfolios other than Lehman
                                           Brothers Aggregate Bond Index and
                                           State Street Research Money Market

Yankee Bonds                               All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Foreign Currency Transactions, including   All Portfolios other than Russell
Forward Contracts, Futures and Options     2000 Index, MetLife Mid Cap Stock
                                           Index and MetLife Stock Index (except
                                           that Neuberger Berman Partners Mid
                                           Cap Value may not purchase options on
                                           foreign currencies)

Emerging Markets                           All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities and FI Structured
                                           Equity

Obligations of Supranational Agencies      All Portfolios other than Equity
                                           Index Portfolios

Illiquid Securities                        All Portfolios

Rule 144A Securities                       All Portfolios

Real Estate Investment Trusts              All Portfolios other than State
                                           Street Research Money Market

Investment Company Securities              All Portfolios

Exchange Traded Funds                      All Portfolios other than State
                                           Street Research Money Market

Repurchase Agreements                      All Portfolios

Reverse Repurchase Agreements              All Portfolios other than FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Dollar Rolls                               All Portfolios other than FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Purchasing and Selling Options on          All Portfolios other than Neuberger
Securities                                 Berman Partners Mid Cap Value, State
                                           Street Research Money Market and MFS
                                           Investors Trust

Purchasing and Selling Futures (and        All Portfolios other than Neuberger
options  thereon)                          Berman Partners Mid Cap Value, State
                                           Street Research Money Market and
                                           Harris Oakmark Focused Value (MFS
                                           Investors Trust may not engage in
                                           options on futures)

Eurodollar Futures and Options             All Portfolios other than State
                                           Street Research Money Market,
                                           Neuberger Berman Partners Mid Cap
                                           Value, FI Mid Cap Opportunities and
                                           FI Structured Equity

Loan Participations and Assignments        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Swaps, Caps, Floors, Collars, Etc.         All Portfolios other than State
                                           Street Research Money Market, FI Mid
                                           Cap Opportunities and FI Structured
                                           Equity (Neuberger Berman Partners Mid
                                           Cap Value may not engage in swaps)

Inverse Floaters                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Structured Notes                           All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Capital Securities                         All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Payment-in-Kind securities ("PIKs")        All Portfolios other than State
                                           Street Research Money Market, Equity
                                           Index Portfolios, FI Mid Cap
                                           Opportunities and FI Structured
                                           Equity

Warrants                                   All Portfolios other than State
                                           Street Research Money Market

Indexed Securities                         All Portfolios other than State
                                           Street Research Money Market

When Issued Securities                     All Portfolios

Forward Commitments                        All Portfolios other than State
                                           Street Research Money Market

Hybrid Instruments                         All Portfolios other than State
                                           Street Research Money Market (up to
                                           10% of total assets for T. Rowe Price
                                           Large Cap Growth and T. Rowe Price
                                           Small Cap Growth)

Short Sales "Against the Box"              Alger Equity Growth, Harris Oakmark
                                           Focused Value, MFS Investors Trust,
                                           MFS Research Managers, MFS Total
                                           Return and State Street Research Bond
                                           Income

Lending of Portfolio Securities            All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

          Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Portfolio may realize a capital loss on its investment if the security was purchased at a premium and a Portfolio may be forced to replace the called security with a lower yielding security.

          Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of a Portfolio to increase or decrease.

          Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

          The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

          There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

          Percent change in bond price = - (Duration x Absolute change in yield).

          For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

          The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

          U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

          Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

          Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

          Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

          U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

          Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

          Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Securities ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

          Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

          Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

          As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

          In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

          Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

          Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

          Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

          Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

          Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

          In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

          If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady

Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Each Portfolio may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

          Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

          To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

          Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. The Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Portfolio, the subadviser, its affiliates and their respective clients and other service providers. The Portfolios may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

          Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolios. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of State Street Research Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of State Street Research Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

          Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Structured Equity, Jennison Growth and Capital Guardian U.S. Equity).

          Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

          Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

          ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

          ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their et asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into these agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

          The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

          A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that the Portfolio will be able to effect such compensation.

          The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

          There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

          Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

          Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

          An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to realize any profit. If the Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Portfolio purchases foreign futures or options.

          The successful use of transactions in futures and options depends in part on the ability of the Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

          Future Developments - The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

          Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than
the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

          Closing a written call option will permit the Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          The Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

          Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

          The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

          When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

          Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

          The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

          (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

          (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

          (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

          (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

          If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's adviser or subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

          The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

          Each Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

          Structured notes can serve many different purposes in the management of the Portfolio. For example, they can be used to increase the Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Portfolio hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

          Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.

dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Hybrid instruments may bear interest or pay preferred dividends and below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

          Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

          Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be the subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

          The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                          RESOLVING MATERIAL CONFLICTS

          Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NEF"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NEF, MetLife Investors, or General American.

          A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NEF, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

          The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

          If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

          Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)

          Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

          Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

          Equity securities traded on a national securities exchange or exchanges are valued at their last sale priceon the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

          Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price).

          Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

          Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

          The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market

          The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.

          By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                FUND PERFORMANCE

          Information about the performance of the Portfolio is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Portfolio is based on that Portfolio's past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance and variable annuity products and for Qualified Plans and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products or under Qualified Plans for which the Fund serves as an investment vehicle.

          Each Portfolio may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently MetLife Advisers. If these arrangements had not been in effect, certain Portfolio's total return would have been lower (see "Expense Agreement" under "Expenses" below).

          Below are the average annual total returns for each class of shares of each Portfolio for periods ended December 31, 2002.

--------------------------------------------------------------------------------------
                            Average Annual Total Return
--------------------------------------------------------------------------------------
                                                                              Since
            Portfolio                 One Year   Five Years   Ten Years   Commencement
--------------------------------------------------------------------------------------
Alger Equity Growth
--------------------------------------------------------------------------------------
Class A                                -33.17        0.12        N/A           9.11
--------------------------------------------------------------------------------------
Class B*                               -33.42       -0.13        N/A           8.86
--------------------------------------------------------------------------------------
Class E**                              -33.24       -0.03        N/A           8.96
--------------------------------------------------------------------------------------
Balanced Portfolio (1)
--------------------------------------------------------------------------------------
Class A                                -13.54       -3.45        N/A           4.40
--------------------------------------------------------------------------------------
Class E**                              -13.72       -3.60        N/A           4.25
--------------------------------------------------------------------------------------
Capital Guardian U.S. Equity
--------------------------------------------------------------------------------------
Class A                                 N/A          N/A         N/A         -21.00
--------------------------------------------------------------------------------------
Class B                                 N/A          N/A         N/A         -21.10
--------------------------------------------------------------------------------------
Davis Venture Value
--------------------------------------------------------------------------------------
Class A                                -16.37        1.82        N/A          11.71
--------------------------------------------------------------------------------------
Class B*                               -16.62        1.57        N/A          11.46
--------------------------------------------------------------------------------------
Class E**                              -16.55        1.67        N/A          11.56
--------------------------------------------------------------------------------------
FI Mid Cap Opportunities
--------------------------------------------------------------------------------------
Class A                                 N/A          N/A         N/A         -18.10
--------------------------------------------------------------------------------------
Class B                                 N/A          N/A         N/A         -18.20
--------------------------------------------------------------------------------------
Class E                                 N/A          N/A         N/A         -18.20
--------------------------------------------------------------------------------------
FI Structured Equity (2)
--------------------------------------------------------------------------------------
Class A                                -19.45       -2.20        N/A           8.38
--------------------------------------------------------------------------------------
Class B*                               -19.70       -2.45        N/A           8.13
--------------------------------------------------------------------------------------
Class E**                              -19.56       -2.35        N/A           8.23
--------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth
--------------------------------------------------------------------------------------
Class A                                -27.81        N/A         N/A         -23.43
--------------------------------------------------------------------------------------
Class B                                -28.04        N/A         N/A         -23.68
--------------------------------------------------------------------------------------
Class E                                -27.82        N/A         N/A         -23.58
--------------------------------------------------------------------------------------
Harris Oakmark Focused Value (3)
--------------------------------------------------------------------------------------
Class A                                -8.83         5.88        N/A          10.98
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                               Average Annual Total Return
------------------------------------------------------------------------------------------
                                                                                  Since
               Portfolio                  One Year   Five Years   Ten Years   Commencement
------------------------------------------------------------------------------------------
Class B***                                  -9.06        5.63         N/A         10.73
------------------------------------------------------------------------------------------
Class E***                                  -8.98        5.73         N/A         10.83
------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value
------------------------------------------------------------------------------------------
Class A                                    -14.16        N/A          N/A          0.83
------------------------------------------------------------------------------------------
Class B*                                   -14.41        N/A          N/A          0.58
------------------------------------------------------------------------------------------
Class E**                                  -14.29        N/A          N/A          0.68
------------------------------------------------------------------------------------------
Janus Mid Cap
------------------------------------------------------------------------------------------
Class A                                    -28.98       -1.31         N/A          3.20
------------------------------------------------------------------------------------------
Class B***                                 -29.17       -1.56         N/A          2.95
------------------------------------------------------------------------------------------
Class E***                                 -23.05       -1.46         N/A          3.05
------------------------------------------------------------------------------------------
Jennison Growth
------------------------------------------------------------------------------------------
Class A                                      N/A         N/A          N/A        -22.90
------------------------------------------------------------------------------------------
Class B                                      N/A         N/A          N/A        -23.00
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
------------------------------------------------------------------------------------------
Class A                                     10.24        N/A          N/A          6.87
------------------------------------------------------------------------------------------
Class B***                                   9.94        N/A          N/A          6.62
------------------------------------------------------------------------------------------
Class E***                                  10.05        N/A          N/A          6.72
------------------------------------------------------------------------------------------
Loomis Sayles Small Cap
------------------------------------------------------------------------------------------
Class A                                    -21.56       -0.50         N/A          8.22
------------------------------------------------------------------------------------------
Class B*                                   -21.81       -0.75         N/A          7.97
------------------------------------------------------------------------------------------
Class E**                                  -21.64       -0.65         N/A          8.07
------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index
------------------------------------------------------------------------------------------
Class A                                    -14.91        N/A          N/A         -4.20
------------------------------------------------------------------------------------------
Class B***                                 -15.11        N/A          N/A         -4.45
------------------------------------------------------------------------------------------
Class E***                                 -15.02        N/A          N/A         -4.35
------------------------------------------------------------------------------------------
MetLife Stock Index
------------------------------------------------------------------------------------------
Class A                                    -22.32       -0.84        8.96         10.02
------------------------------------------------------------------------------------------
Class B***                                 -22.52       -1.09        8.71          9.77
------------------------------------------------------------------------------------------
Class E***                                 -22.41       -0.99        8.81          9.87
------------------------------------------------------------------------------------------
Met/Putnam Voyager
------------------------------------------------------------------------------------------
Class A                                    -28.90        N/A          N/A        -31.89
------------------------------------------------------------------------------------------
Class B*                                   -29.15        N/A          N/A        -32.14
------------------------------------------------------------------------------------------
Class E**                                  -28.97        N/A          N/A        -32.04
------------------------------------------------------------------------------------------
MFS Investors Trust
------------------------------------------------------------------------------------------
Class A                                    -20.20        N/A          N/A         -9.69
------------------------------------------------------------------------------------------
Class B*                                   -20.45        N/A          N/A         -9.94
------------------------------------------------------------------------------------------
Class E**                                  -20.24        N/A          N/A         -9.84
------------------------------------------------------------------------------------------
MFS Research Managers
------------------------------------------------------------------------------------------
Class A                                    -24.12        N/A          N/A         -9.54
------------------------------------------------------------------------------------------
Class E**                                  -24.21        N/A          N/A         -9.69
------------------------------------------------------------------------------------------
MFS Total Return (4)
------------------------------------------------------------------------------------------
Class A                                     -5.37        2.97        9.24          9.51
------------------------------------------------------------------------------------------
Class B*                                    -5.62        2.72        8.99          9.26
------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index
------------------------------------------------------------------------------------------
Class A                                    -16.63        N/A          N/A         -6.57
------------------------------------------------------------------------------------------
Class B***                                 -16.76        N/A          N/A         -6.82
------------------------------------------------------------------------------------------
Class E***                                 -16.65        N/A          N/A         -6.72
------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value
------------------------------------------------------------------------------------------
Class A                                     -9.64        N/A          N/A          8.93
------------------------------------------------------------------------------------------
Class B***                                  -9.91        N/A          N/A          8.68
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                 Average Annual Total Return
------------------------------------------------------------------------------------------------
                                                                                        Since
                 Portfolio                      One Year   Five Years   Ten Years   Commencement
------------------------------------------------------------------------------------------------
Class E***                                        -9.71        N/A         N/A           8.78
------------------------------------------------------------------------------------------------
Putnam International Stock (5)
------------------------------------------------------------------------------------------------
Class A                                          -17.52       -3.42        2.35          0.94
------------------------------------------------------------------------------------------------
Class B*                                         -17.77       -3.67        2.10          0.69
------------------------------------------------------------------------------------------------
Class E**                                        -17.62       -3.57        2.20          0.79
------------------------------------------------------------------------------------------------
Russell 2000 Index
------------------------------------------------------------------------------------------------
Class A                                          -20.48        N/A         N/A          -0.03
------------------------------------------------------------------------------------------------
Class B***                                       -20.62        N/A         N/A          -0.28
------------------------------------------------------------------------------------------------
Class E***                                       -20.58        N/A         N/A          -0.18
------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities
------------------------------------------------------------------------------------------------
Class A                                            9.61        5.38        N/A           8.48
------------------------------------------------------------------------------------------------
Class B*                                           9.36        5.13        N/A           8.23
------------------------------------------------------------------------------------------------
Class E**                                          9.36        5.23        N/A           8.33
------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
------------------------------------------------------------------------------------------------
Class A                                            7.94        6.52        N/A           7.31
------------------------------------------------------------------------------------------------
Class B*                                           7.69        6.27        N/A           7.06
------------------------------------------------------------------------------------------------
Class E**                                          7.71        6.37        N/A           7.16
------------------------------------------------------------------------------------------------
Scudder Global Equity
------------------------------------------------------------------------------------------------
Class A                                          -16.01        0.13        N/A           1.70
------------------------------------------------------------------------------------------------
Class E**                                        -16.12       -0.02        N/A           1.55
------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth
------------------------------------------------------------------------------------------------
Class A                                          -28.72       -5.33        3.14          8.00
------------------------------------------------------------------------------------------------
Class E**                                        -28.79       -5.48        2.99          7.85
------------------------------------------------------------------------------------------------
State Street Research Aurora
------------------------------------------------------------------------------------------------
Class A                                          -21.31        N/A         N/A           4.81
------------------------------------------------------------------------------------------------
Class B***                                       -21.48        N/A         N/A           4.56
------------------------------------------------------------------------------------------------
Class E***                                       -21.49        N/A         N/A           4.66
------------------------------------------------------------------------------------------------
State Street Research Bond Income (6)(7)
------------------------------------------------------------------------------------------------
Class A                                            8.46        6.74        7.80          9.44
------------------------------------------------------------------------------------------------
Class B*                                           8.17        6.49        7.55          9.19
------------------------------------------------------------------------------------------------
Class E**                                          8.31        6.59        7.65          9.29
------------------------------------------------------------------------------------------------
State Street Research Diversified
------------------------------------------------------------------------------------------------
Class A                                          -13.88        1.17        7.35          8.74
------------------------------------------------------------------------------------------------
Class E**                                        -13.93        1.02        7.20          8.59
------------------------------------------------------------------------------------------------
State Street Research Investment Trust
------------------------------------------------------------------------------------------------
Class A                                          -26.13       -2.67        7.28         10.08
------------------------------------------------------------------------------------------------
Class B***                                       -26.28       -2.92        7.03          9.83
------------------------------------------------------------------------------------------------
Class E***                                       -26.21       -2.82        7.13          9.93
------------------------------------------------------------------------------------------------
State Street Research Large Cap Value
------------------------------------------------------------------------------------------------
Class A                                            N/A         N/A         N/A         -19.95
------------------------------------------------------------------------------------------------
Class B                                            N/A         N/A         N/A         -20.12
------------------------------------------------------------------------------------------------
Class E                                            N/A         N/A         N/A         -20.01
------------------------------------------------------------------------------------------------
State Street Research Money Market (6)(7)
------------------------------------------------------------------------------------------------
Class A                                            1.43        4.34        4.47          5.92
------------------------------------------------------------------------------------------------
Class B*                                           1.17        4.09        4.22          5.67
------------------------------------------------------------------------------------------------
Class E**                                          1.28        4.19        4.32          5.77
------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth
------------------------------------------------------------------------------------------------
Class A                                          -23.24        N/A         N/A          -1.79
------------------------------------------------------------------------------------------------
Class B*                                         -23.49        N/A         N/A          -2.04
------------------------------------------------------------------------------------------------
Class E**                                        -23.29        N/A         N/A          -1.94
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Average Annual Total Return
---------------------------------------------------------------------------------
                                                                        Since
           Portfolio             One Year   Five Years   Ten Years   Commencement
---------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
---------------------------------------------------------------------------------
Class A                           -26.68       -4.29         N/A         -0.80
---------------------------------------------------------------------------------
Class B*                          -26.93       -4.54         N/A         -1.05
---------------------------------------------------------------------------------
Class E**                         -26.78       -4.44         N/A         -0.95
---------------------------------------------------------------------------------
Zenith Equity (6) (8)
---------------------------------------------------------------------------------
Class A                           -21.94       -0.72        7.84         16.46
---------------------------------------------------------------------------------

(1) On May 1, 2000, Wellington Management became subadviser to the Portfolio, succeeding Loomis Sayles.

(2) On May 1, 2002, FMR became the subadviser to the Portfolio, succeeding Westpeak Investment Advisors, L.P.

(3) On May 1, 2000, Harris Associates became subadviser to the Portfolio, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Portfolio, succeeding Loomis Sayles.

(4) On July 1, 2001, MFS became subadviser to the Portfolio, succeeding Back Bay Advisors, L.P. ("Back Bay Advisors").

(5) On January 24, 2000, Putnam Investment Management, LLC became subadviser to the Portfolio, succeeding Santander Global Advisors, Inc.

(6) Zenith Equity, State Street Research Bond Income and State Street Research Money Market commenced operations on August 26, 1983 and their average annual total returns since commencement have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the average annual total returns since commencement have been calculated for the S&P 500, Lehman Intermediate Government/Credit Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(7) On July 1, 2001, State Street Research & Management Company ("State Street Research") became subadviser to the Portfolio, succeeding Back Bay Advisors.

(8) On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity, but MetLife Advisers remained as adviser. CGM was the adviser to Zenith Equity from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

*** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Calculations of Yield and Total Return

          Yield and Effective Yield of State Street Research Money Market. The yield of State Street Research Money Market represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of State Street Research Money Market will vary depending on prevailing interest rates, the operating expenses of State Street Research Money Market and the quality, maturity and type of instruments held in the portfolio of State Street Research Money Market. Yield information may be useful in reviewing State Street Research Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of State Street Research Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by MetLife, NEF, General American, or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of State Street Research Money Market may be for any specified period in the future.

          For the seven day period ending December 31, 2002, State Street Research Money Market had a yield of 1.11% and an effective yield of 1.12%.

          Calculation of Total Return. Total return is a measure of the change in value of an investment in a class of the Portfolio over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

          The formula for total return used by a Portfolio includes three steps:
(i) adding to the total number of shares purchased by a hypothetical $1,000 investment in a class of a Portfolio all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (ii) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of each class on the last trading day of the period; and (iii) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by MetLife Advisers. Total return would be lower for these Portfolios if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Portfolio should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

          The SEC standardized total return for the Class B shares and Class E shares of each Portfolio is the SEC standardized total return of the Class A shares of that Portfolio adjusted for the expenses allocable to the relevant class of shares. The Fund may also advertise, or provide to the separate accounts, other non-standardized Class B or Class E total returns of the same types the Fund advertises or provides with respect to Class A. The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Portfolio as of the date of inception of such class of shares.

Performance Comparisons

          Total Return. Each Portfolio may, from time to time, include its total return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Portfolio may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Portfolio is based on the Portfolio's past performance and is not intended to indicate future performance.

          Total return may also be used to compare the performance of each class of a Portfolio against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Government/Credit Bond Index, the Lehman Intermediate Government Bond Index, the S&P/Barra Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund

Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the MSCI EAFE Index, the MSCI World Index, the Russell 2500 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell Midcap Growth Index, the Russell Select Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

          The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

          The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks.

          The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

          The Lehman Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman
Government/Credit Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

          The Lehman Intermediate Government Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and having maturities of between one and ten years.

          The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

          The S&P/Barra Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. The S&P/Barra Value Index is compiled by Barra.

          The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

          The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

          The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

          The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

          The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

          The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

          The MSCI World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          The Russell 2500 Growth Index(R) measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 1000(R) Value Index is a market capitalization-weighted index of value oriented stocks of the largest U.S. domiciled companies. Value oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

          The Russell 2000(R) Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $490 million as of its last reconstitution date, June 30, 2002. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

          The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 2002, the average market capitalization of companies in the Russell Midcap Index was $3.6 billion. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

          From time to time, articles about a Portfolio regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)

                                    EXPENSES

Expense Agreement

          Pursuant to an expense agreement relating to each class of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, Morgan Stanley EAFE Index and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2003 to April 30, 2004, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager and Morgan Stanley EAFE Index) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, MFS Investors Trust and MFS Research Managers, and five in the case of FI Mid Cap Opportunities and State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2003 to April 30, 2004 are as follows:

-------------------------------------------------------------------
Portfolio                                 Expense Limit Agreement
-------------------------------------------------------------------
                                        Class A   Class B   Class E
-------------------------------------------------------------------
FI Mid Cap Opportunities                 1.05%     1.30%     1.20%
-------------------------------------------------------------------
Franklin Templeton Small Cap Growth      1.15%     1.40%     1.30%
-------------------------------------------------------------------
Met/Putnam Voyager                       1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Investors Trust                      1.00%     1.25%     1.15%
-------------------------------------------------------------------
MFS Research Managers                    1.00%     1.25%     1.15%
-------------------------------------------------------------------
Morgan Stanley EAFE Index                0.75%     1.00%     0.90%
-------------------------------------------------------------------
State Street Research Large Cap Value    0.95%     1.20%     1.10%
-------------------------------------------------------------------

Additional Information About Expenses

          Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

          The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2002 and what each Portfolio's expenses would have been without the expense agreement for the same period.

---------------------------------------------------------------------------------------------------------------
                                      Total Operating Expenses (as a         Total Operating Expenses (as a
                                      percentage of average daily net   percentage of average daily net assets)
Portfolio                                          assets)                   without the expense agreement
---------------------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E           Class A   Class B   Class E
---------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities (1)             0.95%     1.20%     1.10%             4.42%     4.67%     4.57%
---------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth      1.05%     1.30%     1.20%             1.51%     1.76%     1.66%
---------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index              0.43%     0.68%     0.58%             0.43%     0.68%     0.58%
---------------------------------------------------------------------------------------------------------------
Met/Putnam Voyager (2)                   1.00%     1.25%     1.15%             1.07%     1.32%     1.22%
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                          Total Operating Expenses         Total Operating Expenses (as a
                                       (as a percentage of average    percentage of average daily net assets)
Portfolio                                    daily net assets)             without the expense agreement
-------------------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E         Class A   Class B   Class E
-------------------------------------------------------------------------------------------------------------
MFS Investors Trust (2)                  0.90%     1.15%     1.05%           1.34%     1.59%     1.49%
-------------------------------------------------------------------------------------------------------------
MFS Research Managers                    0.90%      N/A      1.05%           1.14%      N/A      1.29%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                0.73%     0.98%     0.88%           0.79%     1.04%     0.94%
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index                       0.49%     0.74%     0.64%           0.49%     0.74%     0.64%
-------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government (3)     0.70%     0.95%     0.85%           0.70%     0.95%     0.85%
-------------------------------------------------------------------------------------------------------------
State Street Research Large Cap          0.85%     1.10%     1.00%           2.33%     2.58%     2.48%
Value (4)
-------------------------------------------------------------------------------------------------------------

(1) Expenses for each class computed on an annualized basis. Each class commenced operations on May 1, 2002.

(2) Class B expenses computed on an annualized basis. Class B commenced operations on May 1, 2002.

(3) Class B expenses computed on an annualized basis. Class B commenced operations on July 30, 2002.

(4) Expenses for each class computed on an annualized basis. Class A and Class E commenced operations on May 1, 2002.
     Class B commenced operations on July 30, 2002.

          These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS

            The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors

          Each Director below is an "interested person" (as defined by the 1940
Act) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

------------------------------------------------------------------------------------------------------------
                                  Current
                               position(s) with    Position(s)   Principal occupations over past five years,
 Name and address       Age        Fund            held since         including other directorships/(1)/
------------------------------------------------------------------------------------------------------------
Anne M. Goggin           54   Director, Chairman      2002       Chief Counsel-Individual Business, MetLife;
Metropolitan Life             of the Board,                      Trustee and Chairman of the Board, New
Insurance Company             President and                      England Zenith Fund ("Zenith Fund")*;
1 Madison Avenue              Chief Executive                    Senior Vice President and General Counsel,
New York, NY 10010            Officer                            New England Financial ("NEF"); Chair of the
                                                                 Board of Managers, President and Chief
                                                                 Executive Officer, MetLife Advisers;
                                                                 Director, New England Securities
                                                                 Corporation ("NES"); formerly, General
                                                                 Counsel, Secretary and Clerk, NES,
                                                                 1993-1999.
------------------------------------------------------------------------------------------------------------
Arthur G. Typermass      65   Director                1998       Formerly, Senior Vice-President and
43 Chestnut Street                                               Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
------------------------------------------------------------------------------------------------------------

Non-Interested Directors

          Each Director below is not an "interested person" (as defined by the 1940 Act).


------------------------------------------------------------------------------------------------------------------
                                      Current
                                  position(s) with   Position(s)
    Name and address        Age        Fund           held since   Principal occupations over past five years/(1)/
------------------------------------------------------------------------------------------------------------------
Steve A. Garban+             65   Director               1993      Formerly, Chief Financial Officer, Senior Vice
The Pennsylvania State                                             President Finance and Operations and Treasurer,
University                                                         The Pennsylvania State University.
208 Old Main
University Park, PA 16802
------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf             55   Director               2000      Vice President and Chief Investment Officer,
Ford Foundation                                                    Ford Foundation.
320 E. 43rd Street
New York, NY 10017
------------------------------------------------------------------------------------------------------------------
Dean O. Morton+              71   Director               1993      Formerly, Executive Vice President, Chief
3200 Hillview Avenue                                               Operating Officer and Director, Hewlett-Packard
Palo Alto, CA  94304                                               Company.
------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton+     65   Director               1993      Jay W. Forrester Professor of Management
Massachusetts Institute                                            (Emeritus) at Sloan School of Management, MIT.
of Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt+             64   Director               2001      President, since 1999, and formerly, Vice
3409 Pacific Avenue                                                President, Founders Investments, Ltd.
San Francisco, CA  94118
------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle             69   Director               2001      Counsel, Womble Carlyle Sandrie & Rice;
400 Urbano Drive                                                   Director, Textron Corporation*; Director,
San Francisco, CA  94127                                           Gannet Corporation*; Director, Eastman Chemical
                                                                   Company*; Director, Waste Management, Inc.*;
                                                                   Director, Armstrong Holdings Inc.*; Director,
                                                                   FPL Group Inc.*; formerly, Senior Partner,
                                                                   Arnelle, Hastie, McGee, Willis and Greene.
------------------------------------------------------------------------------------------------------------------

Officers


--------------------------------------------------------------------------------------------------------------
                                  Current
                              position(s) with   Position(s)
    Name and address    Age        Fund          held since    Principal occupations over past five years/(1)/
--------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.     59   Senior Vice            2002      Manager and Senior Vice President, MetLife
MetLife Advisers, LLC         President                        Advisers; Senior Vice President, Zenith Fund,
501 Boylston Street                                            Since 1995; Vice President, NEF.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Peter Duffy              47   Vice President         2000      Senior Vice President, MetLife Advisers, since
MetLife Advisers, LLC         and Treasurer                    December 1998; Vice President, since 2002, and
501 Boylston Street                                            Treasurer, since 1998, Zenith Fund; Senior Vice
Boston, MA  02116                                              President; NEF; formerly Senior Vice President,
                                                               New England Funds, L.P.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Thomas M. Lenz           44    Vice President        2002      General Counsel and Secretary, MetLife
MetLife Advisers, LLC          and Secretary                   Advisers, since 1998; Assistant General
501 Boylston Street                                            Counsel, MetLife; Vice President, since 2002,
Boston, MA 02116                                               and Secretary, since 1998, Zenith Fund;
                                                               formerly, Vice President, State Street Bank and
                                                               Trust Company.
--------------------------------------------------------------------------------------------------------------
David W. Allen           46    Senior Vice           2002      Head of Individual Life Product Management,
Metropolitan Life              President                       MetLife; Senior Vice President, Zenith Fund,
Insurance Company                                              since 2002.
501 Boylston Street
Boston, MA 02116
--------------------------------------------------------------------------------------------------------------
Hugh McHaffie            44    Senior Vice           2000      Senior Vice President, MetLife, since 1999;
Metropolitan Life              President                       Senior Vice President, Zenith Fund, since 2002;
Insurance Company                                              formerly Vice President, Manufacturers Life
501 Boylston Street                                            North America.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt       47    Vice President        2002      Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones      47    Vice President        2000      Assistant Vice President, since 1998, and
Metropolitan Life                                              formerly, Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
--------------------------------------------------------------------------------------------------------------

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

/(1)/ Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Zenith Fund, New England Financial, New England Funds, L.P., or NES are omitted if not materially different.

(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").

Director Beneficial Ownership

     The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

--------------------------------------------------------------------------------------------------------
                                                         Dollar Range of Equity   Dollar Range of Equity
                                                             Securities in              Securities
     Director                Name of Portfolio             the Portfolio/(1)/          In the Fund/1/
--------------------------------------------------------------------------------------------------------
Arthur G. Typermass   Putnam International Stock            $10,001-$ 50,000          Over $100,000
                      Portfolio
                      ---------------------------------------------------------
                      MetLife Stock Index Portfolio         $50,001-$100,000
                      ---------------------------------------------------------
                      State Street Research Aggressive      $50,001-$100,000
                      Growth Portfolio
--------------------------------------------------------------------------------------------------------

/(1)/ Represents ownership, as of December 31, 2002, of insurance products that utilize the Fund as an investment vehicle.

Committees of the Board

          The Directors have delegated certain authority to an Audit Committee and the sub-committee of the Audit Committee described below (the "Contract Review Sub-committee"). The Audit Committee is comprised of Messrs. Garban, Dean
O. Morton, and Michael S. Scott Morton and Ms. Strumpf, all of whom are Directors who are not interested persons of the Fund. The Contract Review Sub-committee consists of Mr. Garban and Ms. Strumpf.

          The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and nonaudit activities of the independent accountants. Mr. Garban currently serves as chairman of the Audit Committee.

          The Contract Review Sub-committee from time to time reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") and any other contracts that may be referred to it by the Board.

          During 2002, the Audit Committee met two times and the Contract Review Sub-committee met two times.

Board Approval of the Existing Advisory and Subadvisory Agreements

          In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

          The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory of such Portfolio.

          With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

          The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees

          The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

          The Directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each Directors' meeting they attend, $500 for each Audit Committee meeting they attend, $1,500 for each Contract Review Sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the Audit Committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.

          During the fiscal year ended December 31, 2002, the persons who were then Directors of the Fund received the amounts set forth below.

----------------------------------------------------------------
                                              Total Compensation
                              Aggregate       from the Fund and
                          Compensation from   Fund Complex Paid
  Name of Director(a)         the Fund        to Directors (a)
----------------------------------------------------------------
Linda B. Strumpf               $33,000              $ 33,000
----------------------------------------------------------------
Steve A. Garban                $34,500              $119,000
----------------------------------------------------------------
H. Jesse Arnelle               $29,000              $29,000
----------------------------------------------------------------
Dean O. Morton                 $30,000              $119,700
----------------------------------------------------------------
Michael S. Scott Morton        $29,000              $119,700
----------------------------------------------------------------
Arthur G. Typermass            $29,000              $29,000
----------------------------------------------------------------
Toby Rosenblatt                $29,000              $108,900
----------------------------------------------------------------

(a) The Fund and the Fund Complex includes State Street Research Funds and is comprised of a total of 45 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2002.

          The Fund provides no pension or retirement benefits to Directors.

          At March 31, 2003, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

          Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.

          In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

          MetLife Advisers (formerly, New England Investment Management, Inc. ("NEIM")) is a Delaware limited liability company. On January 1, 2001 NEIM converted to a Delaware limited liability company pursuant to Delaware law. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of New England Life Insurance Company ("NELICO") owns all of the voting interests in MetLife Advisers. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Other than NELHI, each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI, the previous owner of 100% of the shares of NEIM, was the sole member of MetLife Advisers immediately following MetLife Advisers' conversion to a Delaware limited liability company.

          Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

          Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

          State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

          Putnam Investment Management, LLC ("Putnam"), subadviser to Putnam International Stock and Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

          Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Janus Capital Management LLC ("Janus"), subadviser to Janus Mid Cap, is a subsidiary of Janus Capital Group Inc. On January 1, 2003, Janus Capital Corporation and its parent, Stilwell Financial Inc., merged into Janus Capital Group Inc. ("Janus Capital Group"), a publicly-traded holding company with principal operations in financial asset management businesses. Janus Capital Group owns approximately 92% of Janus, and certain Janus employees directly own approximately 8%.

          Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, LLC.

          T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

          Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

          Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

          Wellington Management, subadviser to the Balanced Portfolio, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

          Fred Alger Management, Inc. ("Alger Management"), subadviser to Alger Equity Growth, provides investment management services to mutual funds and to other institutions and individuals. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the 1940 Act, to control that company and its subsidiaries.

          Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

          Salomon Brother Asset Management Inc ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to Salomon Brothers U.S. Government and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Salomon Brothers Strategic Bond Opportunities. SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of Salomon Brothers Strategic Bond Opportunities. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly-owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Citigroup. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act.

          MFS, subadviser to MFS Investors Trust, MFS Research Managers and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

          Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services 1968.

          Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC, was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, international equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

          Fidelity Management & Research Company ("FMR"), subadviser to FI Structured Equity and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Advisory Fees

          The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
Alger Equity Growth                                   .75%        First $1 billion
                                                      .70%        Over $1 billion

Balanced Portfolio (a)                                .70%        First $200 million
                                                     .675%        Over $200 million

Capital Guardian U.S. Equity                          .70%        First $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next 1.5 billion
                                                      .55%        Over $2 billion

Davis Venture Value                                   .75%        First $1 billion
                                                      .70%        Over $1 billion

FI Mid Cap Opportunities                              .80%        First $250 million
                                                      .75%        Next $500 million
                                                      .70%        Over $750 million

FI Structured Equity (b)                              .70%        First $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next $1.5 billion
                                                      .55%        Over $2 billion

Franklin Templeton Small Cap Growth                   .90%        First $500 million
                                                      .85%        Over $500 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
Harris Oakmark Focused Value (c)                      .75%        All assets

Harris Oakmark Large Cap Value (d)                    .75%        First $250 million
                                                      .70%        Over $250 million

Janus Mid Cap (d)                                     .75%        First $100 million
                                                      .70%        Next $400 million
                                                      .65%        Over $500 million

Jennison Growth                                       .70%        First  $200 million
                                                      .65%        Next $300 million
                                                      .60%        Next $1.5 billion
                                                      .55%        Over $2 billion

Lehman Aggregate Bond Index (d)                       .25%        All Assets

Loomis Sayles Small Cap (e)                           .90%        First $500 million
                                                      .85%        Over $500 million

MetLife Mid Cap Stock Index (d)                       .25%        All Assets

MetLife Stock Index (d)                               .25%        All Assets

Met/Putnam Voyager (d)                                .80%        First $500 million
                                                      .75%        Next $500 million
                                                      .70%        Over $1 billion

MFS Investors Trust                                   .75%        All assets

MFS Research Managers                                 .75%        All assets

MFS Total Return                                      .50%        All assets

Morgan Stanley EAFE Index (d)                         .30%        All Assets

Neuberger Berman Partners Mid Cap Value (d)           .70%        First $100 million
                                                     .675%        Next $250 million
                                                      .65%        Next $500 million
                                                     .625%        Next $750 million
                                                      .60%        Over $1.6 billion

Putnam International Stock (d) (f)                    .90%        First $500 million
                                                      .85%        Next $500 million
                                                      .80%        Over $1 billion

Russell 2000 Index (d)                                .25%        All Assets

Salomon Brothers Strategic Bond Opportunities         .65%        All assets

Salomon Brothers U.S. Government                      .55%        All assets

Scudder Global Equity (d)                             .90%        First $50 million
                                                      .55%        Next $50 million
                                                      .50%        Next $400 million
                                                     .475%        Over $500 million

                                                    Annual        Average Daily Net
Portfolio                                       Percentage Rate   Asset Value Levels
---------                                       ---------------   -------------------
State Street Research Aggressive Growth (d)           .75%        First $500 million
                                                      .70%        Next $500 million
                                                      .65%        Over $1 billion

State Street Research Aurora (d)                      .85%        First $500 million
                                                      .80%        Next $500 million
                                                      .75%        Over $1 billion

State Street Research Bond Income (g)                 .40%        First $1 billion
                                                      .35%        Next $1 billion
                                                      .30%        Next $1 billion
                                                      .25%        Over $3 billion

State Street Research Diversified (d)                 .50%        First $500 million
                                                      .45%        Next $500 million
                                                      .40%        Over $1 billion

State Street Research Investment Trust (d)            .55%        First $500 million
                                                      .50%        Next $500 million
                                                      .45%        Over $1 billion

State Street Research Large Cap Value                 .70%        First $250 million
                                                      .65%        Next $500 million
                                                      .60%        Over $750 million

State Street Research Money Market (h)                .35%        First $1 billion
                                                      .30%        Next $1 billion
                                                      .25%        Over$2 billion

T. Rowe Price Large Cap Growth (d)                    .70%        First $50 million
                                                      .60%        Over $50 million

T. Rowe Price Small Cap Growth (d)                    .55%        First $100 million
                                                      .50%        Next $300 million
                                                      .45%        Over $400 million

Zenith Equity (i)                                     N/A         N/A

(a) Prior to May 1, 2000, the advisory fee payable by Balanced Portfolio was at the annual rate of 0.70% of the Portfolio's average daily net assets.

(b) Prior to May 1, 2002, the advisory fee payable by FI Structured Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion.

(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(f) Prior to January 24, 2000, the advisory fee payable by Putnam International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion.

(g) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Structured Equity and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

Subadvisory Fees

          MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Alger Equity Growth                                       .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Balanced Portfolio (a)                                   .325%            First $100 million
                                                         .375%            Next $100 million
                                                          .25%            Over $200 million

Capital Guardian U.S. Equity                              .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Next $500 million
                                                          .30%            Over $1 billion

Davis Venture Value                                       .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

FI Mid Cap Opportunities                                  .55%            First $250 million
                                                          .50%            Next $500 million
                                                          .45%            Over $750 million

FI Structured Equity (b)                                  .50%            First $250 million
                                                          .40%            Next $500 million
                                                          .35%            Over $750 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Franklin Templeton Small Cap Growth                       .60%            First $200 million
                                                          .52%            Next $300 million
                                                          .50%            Over $500 million

Harris Oakmark Focused Value (c)                          .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Harris Oakmark Large Cap Value (d)                        .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Over $500 million

Janus Mid Cap (d)                                         .50%            First $250 million
                                                          .45%            Next $500 million
                                                          .40%            Next $750 million
                                                          .35%            Over $1.5 billion

Jennison Growth                                           .45%            First $100 million
                                                          .40%            Next $400 million
                                                          .35%            Next $500 million
                                                          .30%            Over $1 billion

Lehman Aggregate Bond Index (d)                           *

Loomis Sayles Small Cap                                   .55%            First $25 million
                                                          .50%            Next $75 million
                                                          .45%            Next $100 million
                                                          .40%            Over $200 million

MetLife Mid Cap Stock Index (d)                           *

MetLife Stock Index (d)                                   *

Met/Putnam Voyager (d)                                    .50%            First $150 million
                                                          .45%            Next $150 million
                                                          .35%            Over $300 million

MFS Investors Trust                                       .40%            First $150 million
                                                         .375%            Next $150 million
                                                         .350%            Over $300 million

MFS Research Managers                                     .40%            First $150 million
                                                         .375%            Next $150 million
                                                         .350%            Over $300 million

MFS Total Return                                          .25%            First $50 million
                                                          .20%            Over $50 million

Morgan Stanley EAFE Index (d)                             *

Neuberger Berman Partners Mid Cap Value (d)               .45%            First $250 million
                                                          .40%            Next $750 million
                                                          .35%            Over $1 billion

Putnam International Stock (d) (e)                        .65%            First $150 million
                                                          .55%            Next $150 million
                                                          .45%            Over $300 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Russell 2000 Index (d)                                    *

Salomon Brothers Strategic Bond Opportunities             .35%            First $50 million
                                                          .30%            Next $150 million
                                                          .25%            Next $300 million
                                                          .20%            Over $500 million

Salomon Brothers U.S. Government                         .225%            First $200 million
                                                         .150%            Next $300 million
                                                         .100%            Over $500 million

Scudder Global Equity (d)                                 .70%            First $50 million
                                                          .35%            Next $50 million
                                                          .30%            Next $400 million
                                                         .275%            Over $500 million

State Street Research Aggressive Growth (d)               .45%            First $500 million
                                                          .35%            Next $500 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2.5 billion

State Street Research Aurora (d)                          .55%            First $250 million
                                                          .50%            Next $250 million
                                                          .45%            Next $250 million
                                                          .40%            Over $750 million

State Street Research Bond Income                         .20%            First $250 million
                                                          .15%            Over $250 million

State Street Research Diversified (d)                     .35%            First $250 million
                                                          .30%            Next $250 million
                                                          .25%            Over $500 million

State Street Research Investment Trust (d)                .40%            First $250 million
                                                          .35%            Next $250 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2 billion

State Street Research Large Cap Value                     .45%            First $100 million
                                                          .40%            Next $150 million
                                                          .35%            Next $250 million
                                                          .30%            Next $1.5 billion
                                                          .25%            Over $2 billion

State Street Research Money Market                        .15%            First $100 million
                                                         .075%            Over $100 million

T. Rowe Price Large Cap Growth (d)                        .50%            First $50 million
                                                          .40%            Over $50 million

T. Rowe Price Small Cap Growth (d)                        .35%            First $100 million
                                                          .30%            Next $300 million
                                                          .25%            Over $400 million

                                                        Annual
                                                Percentage Rate Paid by
                                                MetLife Advisers (d) to    Average Daily Net
Portfolio                                          the Subadvisers        Asset Value Levels
---------                                       -----------------------   -------------------
Zenith Equity (f)                                         N/A                     N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2000, the subadviser to Balanced Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.

(b) FMR has also agreed to make payments to NES (or an affiliate) to support the expenses of marketing the Portfolio. Prior to May 1, 2002, the subadviser to FI Structured Equity was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 24, 2000, the subadviser to Putnam International Stock was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.

          In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

          In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

          In connection with FMR's service as subadviser to FI Structured Equity and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

          For the fiscal years ended December 31, 2000, 2001, and 2002, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:

--------------------------------------------------------------------------------------------------
                                                   Amount Paid to MetLife Advisers or MetLife/(b)/
--------------------------------------------------------------------------------------------------
Portfolio                                              2000             2001             2002
--------------------------------------------------------------------------------------------------
Alger Equity Growth                                $ 7,643,917      $ 6,474,180      $4,584,842
--------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $ 1,189,435      $ 1,032,020      $  889,539
--------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               N/A              N/A      $1,516,336(a)
--------------------------------------------------------------------------------------------------
Davis Venture Value                                $ 6,002,735      $ 6,636,172      $6,661,085
--------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                   N/A              N/A      $   20,552(a)
--------------------------------------------------------------------------------------------------
FI Structured Equity                               $ 2,732,798      $ 2,281,808      $3,107,520
--------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                        N/A      $    38,225      $  165,863
--------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                       $   842,082      $ 1,828,530      $4,106,122
--------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (b)                 $   316,530      $ 1,076,242      $1,863,462
--------------------------------------------------------------------------------------------------
Janus Mid Cap (b)                                  $15,330,298      $ 8,632,720      $5,650,440
--------------------------------------------------------------------------------------------------
Jennison Growth (a)                                        N/A              N/A      $1,576,283
--------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index (b)                    $   340,601      $   521,865      $  842,197
--------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                            $ 3,933,260      $ 3,746,012      $3,149,457
--------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index (b)                    $    41,219      $   204,629      $  312,945
--------------------------------------------------------------------------------------------------
MetLife Stock Index (b)                            $10,575,467      $ 9,392,479      $8,068,926
--------------------------------------------------------------------------------------------------
Met/Putnam Voyager (b)                             $   104,812      $   372,724      $  398,326
--------------------------------------------------------------------------------------------------
MFS Investors Trust                                $    98,023      $   153,673      $  216,486
--------------------------------------------------------------------------------------------------
MFS Research Managers                              $   233,149      $   352,183      $  264,416
--------------------------------------------------------------------------------------------------
MFS Total Return                                   $ 1,005,439      $   830,746      $  742,233
--------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (b)                      $   274,174      $   312,492      $  366,564
--------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (b)        $   438,080      $ 1,087,854      $1,183,008
--------------------------------------------------------------------------------------------------
Putnam International Stock (b)                     $ 2,861,103      $ 3,362,607      $2,863,295
--------------------------------------------------------------------------------------------------
Russell 2000 Index (b)                             $   317,375      $   334,711      $  377,713
--------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      $   603,006      $   668,142      $  833,573
--------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   $   280,949      $   428,527      $  915,362
--------------------------------------------------------------------------------------------------
Scudder Global Equity (b)                          $ 1,213,183      $ 1,183,408      $1,047,489
--------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (b)        $11,798,675      $ 8,357,463      $6,146,514
--------------------------------------------------------------------------------------------------
State Street Research Aurora (b)                   $   102,277      $ 1,593,293      $3,248,261
--------------------------------------------------------------------------------------------------
State Street Research Bond Income                  $ 1,096,230      $ 1,289,312      $3,086,918
--------------------------------------------------------------------------------------------------
State Street Research Diversified (b)              $12,148,236      $10,709,985      $8,730,261
--------------------------------------------------------------------------------------------------
State Street Research Investment Trust (b)         $17,076,256      $12,961,977      $9,554,506
--------------------------------------------------------------------------------------------------
State Street Research Large Cap Value (a)                  N/A              N/A      $   30,894
--------------------------------------------------------------------------------------------------
State Street Research Money Market                 $   774,127      $   907,488      $1,214,856
--------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (b)                 $   803,995      $ 1,060,841      $  942,239
--------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (b)                 $ 1,749,910      $ 1,534,405      $1,294,717
--------------------------------------------------------------------------------------------------
Zenith Equity (c)                                  $         0      $ 5,554,311      $2,675,372
--------------------------------------------------------------------------------------------------

(a) For the period May 1, 2002 through December 31, 2002.

(b) MetLife was the investment adviser of these Portfolios until May 1, 2001.

(c) For the fiscal year ended December 31, 2000, Zenith Equity paid CGM a total of $11,474,067 in advisory fees. MetLife Advisers replaced CGM as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.

          For the fiscal years ended December 31, 2000, 2001, and 2002, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:

-------------------------------------------------------------------------------------------------
                                                  Amount Paid by MetLife Advisers or MetLife/(a)/
                                                               to Subadvisers
-------------------------------------------------------------------------------------------------
Portfolio                                             2000             2001             2002
-------------------------------------------------------------------------------------------------
Alger Equity Growth                                $ 3,875,263      $3,321,539      $2,436,979
-------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $   556,626      $  455,436      $  399,462
-------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               N/A             N/A      $  925,385(b)
-------------------------------------------------------------------------------------------------
Davis Venture Value                                $ 3,101,276      $3,396,880      $3,408,506
-------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                   N/A             N/A      $   14,130(b)
-------------------------------------------------------------------------------------------------
FI Structured Equity                               $ 1,390,135      $1,181,988      $1,992,530
-------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                        N/A      $   25,483(c)   $  110,576
-------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                       $   498,933      $1,025,216      $2,210,558
-------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (a)                 $   189,918      $  621,168      $1,046,012
-------------------------------------------------------------------------------------------------
Janus Mid Cap (a)                                  $10,705,590      $6,068,806      $3,874,590
-------------------------------------------------------------------------------------------------
Jennison Growth                                            N/A             N/A      $  962,275(b)
-------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index *                              N/A      $    7,669(c)   $  117,908
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                            $ 1,910,615      $1,827,394      $1,562,260
-------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index *                              N/A          20,939(c)   $   43,812
-------------------------------------------------------------------------------------------------
MetLife Stock Index *                                      N/A      $  109,321(c)   $1,129,650
-------------------------------------------------------------------------------------------------
Met/Putnam Voyager (a)                             $    65,576(d)   $  232,952      $  248,954
-------------------------------------------------------------------------------------------------
MFS Investors Trust                                $    52,279      $   81,959      $  115,459
-------------------------------------------------------------------------------------------------
MFS Research Managers                              $   124,347      $  187,831      $  141,022
-------------------------------------------------------------------------------------------------
MFS Total Return                                   $   427,176      $  357,298      $  321,894
-------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index  *                               N/A      $   25,107(c)   $   42,766
-------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (a)        $   312,740      $  728,980      $  772,004
-------------------------------------------------------------------------------------------------
Putnam International Stock (a)                     $   349,490      $2,131,209      $1,874,629
-------------------------------------------------------------------------------------------------
Russell 2000 Index  *                                      N/A      $   32,383(c)   $   52,880
-------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      $   303,309      $  333,373      $  409,726
-------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   $   114,933      $  175,306      $  368,410
-------------------------------------------------------------------------------------------------
Scudder Global Equity (a)                          $   817,909      $  800,045      $  718,493
-------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (a)        $ 8,398,181      $5,074,790      $3,447,014
-------------------------------------------------------------------------------------------------
State Street Research Aurora (a)                   $    65,819(e)   $1,019,773      $2,035,743
-------------------------------------------------------------------------------------------------
State Street Research Bond Income                  $   561,088      $  620,892      $1,283,403
-------------------------------------------------------------------------------------------------
State Street Research Diversified (a)              $ 7,874,504      $6,723,279      $5,362,663
-------------------------------------------------------------------------------------------------
State Street Research Investment Trust (a)         $11,636,377      $8,444,302      $6,181,740
-------------------------------------------------------------------------------------------------
State Street Research Large Cap Value                      N/A             N/A      $   19,860(b)
-------------------------------------------------------------------------------------------------
State Street Research Money Market                 $   271,181      $  287,291      $  335,326
-------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (a)                 $   552,673      $  723,894      $  644,825
-------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (a)                 $ 1,070,065      $  940,643      $  796,830
-------------------------------------------------------------------------------------------------
Zenith Equity (f)                                          N/A      $3,196,675(c)   $1,543,166(g)
-------------------------------------------------------------------------------------------------

(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b) For the period May 1, 2002 through December 31, 2002.

(c) For the period May 1, 2001 through December 31, 2001.

(d) For the period May 1, 2000 through December 31, 2000.

(e) For the period July 5, 2000 through December 31, 2000.

(f) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(g) For the period January 1, 2002 through April 30, 2002.

*Prior to May 1, 2001, there was no subadviser to these Portfolios.

Advisory Agreements and Subadvisory Agreements

          Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

          Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

          Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

          For Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Manager, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

          Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

          Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

          It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

          It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

                             DISTRIBUTION AGREEMENTS

          Under Distribution Agreements with the Fund, MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

          In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

          Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

          The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

          The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios (other than the Zenith Portfolios):

          Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

          The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

          The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies Class B Class E (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

          The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

          The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

          The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

          The Distributor and, in the case of the Zenith Portfolios, New England Securities Corporation, distributor to the New England Zenith Fund at December 31, 2002, have informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2002:

------------------------------------------------------------------------
Category of Expense                                   Class B    Class E
------------------------------------------------------------------------
Advertising                                               -0-        -0-
------------------------------------------------------------------------
Printing and mailing of prospectuses to other than
   current shareholders                                   -0-        -0-
------------------------------------------------------------------------
Compensation to underwriters                              -0-        -0-
------------------------------------------------------------------------
Compensation to broker-dealers                       $735,456   $496,741
------------------------------------------------------------------------
Compensation to sales personnel                           -0-        -0-
------------------------------------------------------------------------
Interest, carrying and other financial charges            -0-        -0-
------------------------------------------------------------------------
Other                                                     -0-        -0-
------------------------------------------------------------------------
   Total:                                            $735,456   $496,741
------------------------------------------------------------------------

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2002 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Balanced, Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Janus Mid Cap, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

          A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

          The following services may be considered by subadvisers when selecting brokers:

          . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

          . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

          . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

          . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

          . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

          Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

          The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2000, 2001 and 2002:

-------------------------------------------------------------------------------------
Portfolio                                          2000          2001         2002
-------------------------------------------------------------------------------------
Alger Equity Growth                             $ 1,507,936   $1,708,722   $4,881,312
-------------------------------------------------------------------------------------
Balanced Portfolio                              $   235,138   $  100,371   $  102,647
-------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                            N/A          N/A   $  777,297
-------------------------------------------------------------------------------------
Davis Venture Value                             $   452,707   $  569,631   $  722,687
-------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                N/A          N/A   $   25,353
-------------------------------------------------------------------------------------
FI Structured Equity                            $   763,205   $  979,325   $2,576,192
-------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                     N/A   $   14,791   $   78,969
-------------------------------------------------------------------------------------
Harris Oakmark Focused Value                    $   441,496   $  592,419   $  738,720
-------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                  $   172,358   $  455,515   $  409,118
-------------------------------------------------------------------------------------
Janus Mid Cap                                   $ 1,566,966   $2,144,187   $1,783,484
-------------------------------------------------------------------------------------
Jennison Growth                                         N/A          N/A   $  925,760
-------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                             N/A          N/A          N/A
-------------------------------------------------------------------------------------
Loomis Sayles Small Cap                         $ 1,014,784   $  826,307   $1,648,902
-------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                     $   163,903   $   45,468   $   89,095
-------------------------------------------------------------------------------------
MetLife Stock Index                             $   163,903   $   94,444   $   99,656
-------------------------------------------------------------------------------------
Met/Putnam Voyager                              $    22,070   $   87,382   $   89,017
-------------------------------------------------------------------------------------
MFS Investors Trust                             $    20,056   $   42,586   $   65,338
-------------------------------------------------------------------------------------
MFS Research Managers                           $    58,037   $   90,976   $  121,350
-------------------------------------------------------------------------------------
MFS Total Return                                $    55,862   $  141,285   $  205,455
-------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                       $   116,051   $  126,492   $  132,646
-------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value         $   433,219   $  853,840   $  447,128
-------------------------------------------------------------------------------------
Putnam International Stock                      $ 1,185,663   $  922,679   $  587,360
-------------------------------------------------------------------------------------
Russell 2000 Index                              $    89,034   $   57,584   $  173,823
-------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities           N/A          N/A          N/A
-------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                        N/A          N/A          N/A
-------------------------------------------------------------------------------------
Scudder Global Equity                           $   258,622   $  163,342   $  182,195
-------------------------------------------------------------------------------------
State Street Research Aggressive Growth         $ 2,437,664   $2,938,548   $3,710,518
-------------------------------------------------------------------------------------
State Street Research Aurora                    $    61,630   $  328,594   $1,198,868
-------------------------------------------------------------------------------------
State Street Research Bond Income                       N/A          N/A   $  118,251
-------------------------------------------------------------------------------------
State Street Research Diversified               $ 2,339,779   $3,846,507   $3,733,157
-------------------------------------------------------------------------------------
State Street Research Investment Trust          $ 5,047,718   $6,296,788   $5,295,167
-------------------------------------------------------------------------------------
State Street Research Large Cap Value                   N/A          N/A   $   28,195
-------------------------------------------------------------------------------------
State Street Research Money Market                      N/A          N/A          N/A
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                  $   238,407   $  250,041   $  208,653
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                  $   309,732   $  196,896   $  348,813
-------------------------------------------------------------------------------------
Zenith Equity                                   $10,906,713   $8,432,488   $4,285,752
-------------------------------------------------------------------------------------

          For the fiscal year ending December 31, 2002, the following Portfolios paid commissions to brokers because of research services provided: Balanced paid $5,742 based on related transactions of $4,370,669; Davis Venture Value paid

$153,298 based on related transactions of $89,172,789; Loomis Sayles Small Cap paid $252,324, based on related transactions of $94,828,642; Neuberger Berman Partners Mid Cap Value paid $87,350 based on related transactions of $54,367,203; Alger Equity Growth paid $37,618 based on related transactions of $11,484,535; Janus Mid Cap paid $1,089 based on related transactions of $2,131,554; Franklin Templeton Small Cap Growth paid $6,388 based on related transactions of $2,551,849; Putnam International Stock paid $175,763 based on $91,849,838; Met/Putnam Voyager paid $19,719 based on related transactions of $13,511,560; T. Rowe Price Small Cap Growth paid $120,379 based on related transactions of $43,527,787; T. Rowe Price Large Cap Growth paid $100,228 based on related transactions of $60,920,001; Jennison Growth paid $86,137 based on related transactions of $64,687,428; Harris Oakmark Large Cap Value paid $74,060 based on related transactions of $29,647,373; and Harris Oakmark Focused Value paid $111,550 based on related transactions of $56,423,942.

          The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

          The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

          A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Alger Equity Growth paid $1,507,936, $1,708,650 and $3,553,070, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker. For the fiscal year ended December 31, 2002, 73% of the Portfolio's aggregate brokerage commissions were paid to this broker and 78% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2000, Davis Venture Value paid a total of $1,235 in brokerage commissions to Shelby Cullom Davis & Co., L.P., an affiliated broker. This Portfolio paid no brokerage commissions to any affiliated broker for the fiscal years ended December 31, 2001 and 2002.

          For the fiscal year ended December 31, 2002, FI Structured Equity paid $857 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the same period, .037% of the Portfolio's aggregate brokerage commissions were paid to this broker and .157% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2002, FI Mid Cap Opportunities paid $163 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the same period, .643% of the Portfolio's aggregate brokerage commissions were paid to this broker and .808% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Focused Value paid $54,788, $206,226 and $246,659, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2002, 33% of the Portfolio's aggregate brokerage commissions were paid to this broker and 40% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Large Cap Value paid a total of $85,125, $201,508 and $173,606, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2002, 40% of the Portfolio's aggregate brokerage commissions were paid to this broker and 49% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2000, 2001 and 2002, Neuberger Berman Partners Mid Cap Value paid a total of $41,691, $321,496 and $196,958, respectively, in brokerage commissions to Neuberger Berman, LLC, an affiliated broker. For the fiscal year ended December 31, 2002, 44% of the Portfolio's aggregate brokerage commissions were paid to this broker and 45% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

Portfolio Turnover

          The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

          The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND

          The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.

          Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value and Janus Mid Cap, which are non-diversified.

          Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

          Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

          MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

          As of March 31, 2003, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NEF, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2003, MetLife, NEF, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights

          Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

          Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

          Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

          The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

          Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

          If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          In addition to the diversification requirements applicable to all RICs, Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

          A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

          The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

          Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

          Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

          The transfer agent and the dividend paying agent for the Fund, Metropolitan Life Insurance Company, is located at One Madison Avenue, New York, New York 10010.

                              FINANCIAL STATEMENTS

          The financial statements of each Portfolio and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2002 are incorporated herein by reference to the Fund's Annual Report for the Portfolios other than the Zenith Portfolios, and to the New England Zenith Fund Annual Report for the Zenith Portfolios, both as filed with the SEC on March 10, 2003.

                                 INDEX SPONSORS

          The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

          With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

          ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHERDAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

     With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL

COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See
Note 1.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3) There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA

          This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA

          Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

          Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

          The rating C is reserved for income bonds on which no interest is being paid.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                       AAA

          Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-

          High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-

          Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-

          Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-

          Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-

          Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC

          Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

          Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

          Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1

          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1

          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2

          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

          Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, MetLife Advisers, or any subadviser. Reference also may be made to other Funds sponsored by any subadviser.

          Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities):

     . Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Portfolio.

     . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

     . Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

     . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

     . The corporate histories, founding dates and names of founders of the entities.

     .    Awards, honors and recognition given to the firms.

     . The names of those with ownership interest and the percentage of ownership.

     . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

     . Current capitalization, levels of profitability and other financial and statistical information.

     . Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

     . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

     . Current and historical statistics with respect to MetLife Advisers or any subadviser:

             -total dollar amount of assets managed
             -assets managed in total and/or by Portfolios
             -assets managed in total and/or by Portfolios
             -the growth of assets
             -asset types managed
             -number and location of offices
             -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
             -the above individuals' total and average number of years of industry experience and the total and average length of their employment with the adviser or the subadviser

     . The general and specific strategies applied by the advisers in the management of the Metropolitan Series Fund's portfolios including, but not limited to:

             -the pursuit of growth, value, income oriented, risk management or other strategies
             -the manner and degree to which the strategy is pursued
             -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
             -the types and characteristics of investments sought and specific portfolio holdings
             -the actual or potential impact and result from strategy
                 implementation
             -through its own areas of expertise and operations, the value added by subadvisers to the management process
             -the disciplines it employs and goals and benchmarks that it establishes in management
             -the systems utilized in management, the features and
                 characteristics of those systems and the intended results from such computer analysis

     . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Portfolios of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Portfolios and other funds managed by the Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

          Additional information contained in advertising and promotional literature may include: rankings and ratings of the Portfolios including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

          Advertising may include all of the top portfolio holdings of a Portfolio or sector or industry breakdowns.

          References to the Portfolios may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

     . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

     . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

     . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

               -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

               -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

               -current and prospective ERISA regulation and requirements.

     . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

               -increased employee retention
               -reinforcement or creation of morale
               -deductibility of contributions for participants
               -deductibility of expenses for employers
               -tax deferred growth, including illustrations and charts
               -loan features and exchanges among accounts
               -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

     . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

               -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
               -broad choice of investment options and competitive fees
               -plan sponsor and participant statements and notices
               -the plan prototype, summary descriptions and board resolutions -plan design and customized proposals
               -Directorship, record keeping and administration
               -the services of State Street Bank, including, but not limited to, Director services and tax reporting

               -the services of other service providers, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
               -the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

     . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

               -access to expertise on investments
               -assistance in interpreting past, present and future market trends and economic events
               -providing information to clients including participants during enrollment and on an ongoing basis after participation
               -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                      -95-